              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                              ON NOVEMBER 2, 1995

                                         SECURITIES ACT REGISTRATION NO. 2-91216
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-4023
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /X/
                           PRE-EFFECTIVE AMENDMENT NO.                       / /

                         POST-EFFECTIVE AMENDMENT NO. 32                     /X/

                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                     /X/

                                 AMENDMENT NO. 33                            /X/

                        (Check appropriate box or boxes)
                            ------------------------
                        PRUDENTIAL MUNICIPAL SERIES FUND
               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA,
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):

                           /X/ immediately upon filing pursuant to paragraph (b)


                           / / on (date) pursuant to paragraph (b)


                           / / 60 days after filing pursuant to paragraph (a)(1)


                           / / on (date) pursuant to paragraph (a)(1)


                           / / 75 days after filing pursuant to paragraph (a)(2)


                           / / on (date) pursuant to paragraph (a)(2) of rule
                           485.


                           If appropriate, check the following box:

                           / / this post-effective amendment designates a new
                             effective date for a previously filed
                           post-effective amendment.

                        CALCULATION OF REGISTRATION FEE


                                                                     PROPOSED
                                                    PROPOSED          MAXIMUM
                                                     MAXIMUM         AGGREGATE        AMOUNT OF
     TITLE OF SECURITIES         AMOUNT BEING    OFFERING PRICE      OFFERING       REGISTRATION
       BEING REGISTERED           REGISTERED       PER SHARE*         PRICE**            FEE
Shares of beneficial interest,
 par value $.01 per share.....   indefinite***         N/A              N/A              N/A
Shares of beneficial interest,
 par value $.01 per share.....     9,212,919          $9.31         $85,772,277         $100

  * Computed under Rule 457(d) on the basis of the offering price per share on the close of business on October 25, 1995, calculated by averaging the offering prices of the classes (if any) of each series, which offering prices on the close of business on October 25, 1995 were: $11.96 (Arizona Series), $1.00 (Connecticut Money Market Series), $10.59 (Florida Series), $11.81 (Georgia Series), $12.69 (Hawaii Income Series), $11.16 (Maryland Series), $12.18 (Massachusetts Series), $1.00 (Massachusetts Money Market Series), $12.44 (Michigan Series), $12.21 (Minnesota Series), $1.00 (New Jersey Money Market Series), $11.48 (New Jersey Series), $1.00 (New York Money Market Series), $12.44 (New York Series), $11.75 (North Carolina Series), $12.47 (Ohio Series), and $11.02 (Pennsylvania Series).

 ** Registrant elects to calculate the maximum aggregrate offering price pursuant to Rule 24e-2. $2,389,530,504 of shares was redeemed during the fiscal year ended August 31, 1995. $2,304,048,227 of shares was used for reductions pursuant to paragraph (c) of Rule 24f-2 during the fiscal year ended August 31, 1995. $85,482,277 of shares is the amount of redeemed shares used for reduction for this amendment.

*** Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's most recent fiscal year ended August 31, 1995 was filed on October 27, 1995.


----------------------------------------------------------------------
----------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                                                LOCATION
---------------------------------------------------------------------------  ------------------------------------------------
PART A
Item  1.    Cover Page.....................................................  Cover Page
Item  2.    Synopsis.......................................................  Fund Expenses; Fund Highlights
Item  3.    Condensed Financial Information................................  Fund Expenses; Financial Highlights; How the
                                                                              Fund Calculates Performance
Item  4.    General Description of Registrant..............................  Cover Page; Fund Highlights; How the Fund
                                                                              Invests; General Information
Item  5.    Management of the Fund.........................................  Financial Highlights; How the Fund is Managed
Item  6.    Capital Stock and Other Securities.............................  Taxes, Dividends and Distributions; General
                                                                              Information
Item  7.    Purchase of Securities Being Offered...........................  Shareholder Guide; How the Fund Values its
                                                                              Shares
Item  8.    Redemption or Repurchase.......................................  Shareholder Guide; How the Fund Values its
                                                                              Shares; General Information
Item  9.    Pending Legal Proceedings......................................  Not Applicable
PART B
Item 10.    Cover Page.....................................................  Cover Page
Item 11.    Table of Contents..............................................  Table of Contents
Item 12.    General Information and History................................  General Information; Organization and
                                                                              Capitalization
Item 13.    Investment Objectives and Policies.............................  Investment Objectives and Policies; Investment
                                                                              Restrictions
Item 14.    Management of the Fund.........................................  Trustees and Officers; Manager; Distributor
Item 15.    Control Persons and Principal Holders of Securities............  Not Applicable
Item 16.    Investment Advisory and Other Services.........................  Manager; Distributor; Custodian, Transfer and
                                                                              Dividend Disbursing Agent and Independent
                                                                              Accountants
Item 17.    Brokerage Allocation and Other Practices.......................  Portfolio Transactions and Brokerage
Item 18.    Capital Stock and Other Securities.............................  Not Applicable
Item 19.    Purchase, Redemption and Pricing of Securities                   Purchase and Redemption of Fund Shares;
              Being Offered................................................   Shareholder Investment Account; Net Asset Value
Item 20.    Tax Status.....................................................  Distributions and Tax Information
Item 21.    Underwriters...................................................  Distributor
Item 22.    Calculation of Performance Data................................  Performance Information
Item 23.    Financial Statements...........................................  Financial Statements
PART C
   Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this
   Post-Effective Amendment to the Registration Statement.

PRUDENTIAL MUNICIPAL SERIES FUND

(CONNECTICUT MONEY MARKET SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Connecticut Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Connecticut State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the Connecticut Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Connecticut Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Connecticut State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Connecticut State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Connecticut State and federal income taxes (Connecticut Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS


    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.


    In seeking to achieve its investment objective, the Series will invest primarily in Connecticut Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Connecticut Obligations. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' shares. The Fund currently reimburses PMFD for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 22.


  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 16.

  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                       (CONNECTICUT MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................................       None
    Maximum Sales Load Imposed on Reinvested Dividends......................       None
    Deferred Sales Load.....................................................       None
    Redemption Fees.........................................................       None
    Exchange Fee............................................................       None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (Before Waiver).........................................       .500%
    12b-1 Fees..............................................................       .125%
    Other Expenses..........................................................       .331%
                                                                                    ---
    Total Fund Operating Expenses (Before Waiver)...........................       .956%
                                                                                    ---
                                                                                    ---



                                                          1          3          5         10
EXAMPLE                                                 YEAR       YEARS      YEARS      YEARS
                                                      ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:.........     $10        $30        $53       $117

The  above example is based on restated data for  the Series' fiscal year ended August 31, 1995.
THE EXAMPLE  SHOULD NOT  BE  CONSIDERED A  REPRESENTATION OF  PAST  OR FUTURE  EXPENSES.  ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The  purpose of  this table  is to  assist an  investor in  understanding the  various costs and expenses that an  investor in the  Series will bear,  whether directly or  indirectly. For  more complete  descriptions of the various costs and expenses,  see "How the Fund is Managed." "Other
Expenses" includes operating expenses  of the Series, such  as Trustees' and professional  fees, registration fees, reports to shareholders and transfer agency and custodian fees.

  ------------------
* Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (75%), Management Fees and Total Fund Operating Expenses would be .125% and .581%, respectively, of the Series' average net assets. See "How the Fund is Managed-- Manager--Fee Waivers."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)

  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                        YEAR ENDED AUGUST 31,                   AUGUST 5, 1991(A)
                                                        -----------------------------------------------------        THROUGH
                                                           1995          1994          1993          1992        AUGUST 31, 1991
                                                        -----------   -----------   -----------   -----------   -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................  $      1.00   $      1.00   $      1.00   $      1.00      $  1.00
Net investment income and net realized gains (c)......         .032          .020          .022          .034         .003
Dividends and distributions to shareholders...........        (.032)        (.020)        (.022)        (.034)       (.003)
                                                        -----------   -----------   -----------   -----------   -----------------
Net asset value, end of period........................  $      1.00   $      1.00   $      1.00   $      1.00      $  1.00
                                                        -----------   -----------   -----------   -----------   -----------------
                                                        -----------   -----------   -----------   -----------   -----------------
TOTAL RETURN (D):.....................................         3.16%         2.02%         2.20%         3.42%        0.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................  $    62,867   $    54,302   $    57,794   $    40,480      $10,904
Average net assets (000)..............................  $    57,103   $    60,594   $    53,152   $    33,964      $ 6,730
Ratios to average net assets (c):
  Expenses, including distribution fee................         .581%         .542%         .387%         .125%        .125%(b)
  Expenses, excluding distribution fee................         .456%         .417%         .262%          .00%         .00%(b)
  Net investment income...............................         3.17%         1.99%         2.17%         3.20%        4.42%(b)

--------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and/or management fee waiver.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1995:



Value of hypothetical account at end of period.................  $1.000650466
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $0.000650466
                                                                 ------------
                                                                 ------------
CURRENT YIELD (.000650466 X (365/7))+..........................     3.39%
EFFECTIVE ANNUAL YIELD, assuming daily compounding+............     3.45%
TAX-EQUIVALENT CURRENT YIELD (3.39%  DIVIDED BY (1 -
 42.32%))+.....................................................     5.88%

--------------
+After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax-equivalent yield would have been 3.02%, 3.07% and 5.24%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1995 was 54 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the
Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/ Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE CONNECTICUT MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM CONNECTICUT STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM CONNECTICUT STATE AND FEDERAL INCOME TAXES (CONNECTICUT OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut
Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Certain shareholders may also be subject to Connecticut alternative minimum tax with respect to distributions from the Series. See "Taxes, Dividends and Distributions." The Connecticut Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.

  ALL CONNECTICUT OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE SUCH RATING ORGANIZATION ASSIGNED A RATING, BY THAT RATING ORGANIZATION) OR (II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting Connecticut Obligations for investment by the Series, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Connecticut Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Connecticut Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations. To the extent the Series invests in obligations other than Connecticut Obligations, dividends derived therefrom likely will not be exempt from Connecticut taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment of the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitment for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON CONNECTICUT OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Connecticut Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN CONNECTICUT OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM CONNECTICUT OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF CONNECTICUT
OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. Recent economic difficulties have resulted in severe fiscal stress in Connecticut, culminating with a General Fund deficit of $965 million at the close of fiscal year 1991 and the subsequent issuance of a like amount of Economic Recovery Notes which are being repaid over a five year period. In fiscal year 1992, the State took a number of actions to raise revenues, reduce expenditures, and establish a broader revenue base aimed at reducing the volatility of its budgetary operations. Chief among these were the implementation of a 4.5% personal income tax and the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6% and a decrease in the Corporation Business Tax from 13.8% in 1991 to 11.25% in 1995. These actions, along with conservative revenue projections, allowed the State to achieve modest surpluses for fiscal years 1992, 1993 and 1994, a sharp contrast to the previous four fiscal years, all of which ended in deficits. The State Comptroller's monthly report as of October 1995 estimates that the State's budget is facing a General Fund shortfall of approximately $34 million. The adopted budget for 1996-1997 anticipated a modest surplus of $0.2 million. Furthermore, defense spending cuts and slow employment growth continue to strain the State's fiscal operations as the economy in the northeast recovers from the recession. If either Connecticut or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES
  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objectives and Policies-- Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES


  The Series may invest up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .581%. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid a management fee of .125 of 1% of the Series' average net assets after waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS



  Effective November 1, 1993, PMF agreed to waive 75% of its management fee. During the fiscal year ended August 31, 1995, PMF voluntarily waived $214,138 of its management fee (.375 of 1% of average net assets). The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities
Corporation (Prusec), an affiliated broker-dealer, and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1995, the Series paid PMFD a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Purchases of portfolio securities are made from dealers, underwriters and issuers; sales prior to maturity are made, for the most part, to dealers and issuers. The Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The policy of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.


  Under Connecticut law, distributions from the Series to individual shareholders of the Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions are excluded from gross income for federal income tax purposes as exempt-interest dividends and are derived from interest payments on Connecticut Obligations. It is likely that capital gain dividends derived from the sale of Connecticut Obligations also are not subject to taxation pursuant to the Connecticut Personal Income Tax. Other types of distributions received from the Series, including distributions of interest on, and capital gain dividends derived from sales of, obligations issued by other issuers, are subject to the Connecticut Personal Income Tax. Individual shareholders and estates and trusts also may be subject to alternative minimum tax for Connecticut tax purposes with respect to certain distributions (other than exempt-interest dividends derived from Connecticut Obligations) from the Series.


  Distributions from the Series to corporate shareholders (other than Subchapter S corporations) that are exempt-interest dividends, whether or not derived from interest payments on Connecticut Obligations, are subject to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than Subchapter S corporations) that are treated as dividends for federal income tax purposes (not including exempt-interest dividends) is generally subject to taxation pursuant to the Connecticut Corporation Business Tax; the remaining 70% is excluded.

  Distributions from the Series to shareholders that are Subchapter S corporations are not subject to the Connecticut Corporation Business Tax to the extent such distributions are exempt-interest dividends and separately stated items for federal income tax purposes.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Income Series (not presently being offered), New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New York Income Series and the New York Money Market Series, offer three classes, designated Class A, Class B and Class C shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED

UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWISK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS.) See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities.
Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential  Securities  clients  wishing  additional  information   concerning
investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC


  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Connecticut Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Connecticut Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Connecticut Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or existing under the Command program, such as those incurred by use of the Visa Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you  purchase  shares of  the  Series through  PMFS,  you may  use  Regular
Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services, Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED AS ABOVE.


  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C shares of other series of the Fund or Class C shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

         - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

         - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent, Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

           - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS


      Prudential Adjustable Rate Securities Fund, Inc.
      Prudential Diversified Bond Fund, Inc.
      Prudential Government Income Fund, Inc.
      Prudential Government Securities Trust
          Short-Intermediate Term Series
      Prudential High Yield Fund, Inc.
      Prudential Mortgage Income Fund, Inc.
      Prudential Structured Maturity Fund, Inc.
          Income Portfolio
      Prudential U.S. Government Fund
      The BlackRock Government Income Trust


                              TAX-EXEMPT BOND FUNDS

      Prudential California Municipal Fund
          California Series
          California Income Series

      Prudential Municipal Bond Fund
          High Yield Series
          Insured Series
          Intermediate Series


      Prudential Municipal Series Fund
          Florida Series
          Hawaii Income Series
          Maryland Series
          Massachusetts Series
          Michigan Series
          New Jersey Series
          New York Series
          North Carolina Series
          Ohio Series
          Pennsylvania Series

      Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS


      Prudential Europe Growth Fund, Inc.
      Prudential Global Fund, Inc.
      Prudential Global Genesis Fund, Inc.
      Prudential Global Limited Maturity Fund, Inc.
          Global Assets Portfolio
          Limited Maturity Portfolio


      Prudential Global Natural Resources Fund, Inc.
      Prudential Intermediate Global Income Fund, Inc.
      Prudential Pacific Growth Fund, Inc.
      Global Utility Fund, Inc.


                               EQUITY FUNDS


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio


Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


                            MONEY MARKET FUNDS

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series

Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
CALCULATION OF YIELD............................         6
HOW THE FUND INVESTS............................         6
  Investment Objective and Policies.............         6
  Other Investments and Policies................         9
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        10
  Distributor...................................        11
  Portfolio Transactions........................        12
  Custodian and Transfer and
   Dividend Disbursing Agent....................        12
HOW THE FUND VALUES ITS SHARES..................        13
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        13
GENERAL INFORMATION.............................        15
  Description of Shares.........................        15
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        16
  How to Buy Shares of the Fund.................        16
  How to Sell Your Shares.......................        19
  How to Exchange Your Shares...................        21
  Shareholder Services..........................        22
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------
MF139A
                              CUSIP No: 74435M-64-8


PROSPECTUS
NOVEMBER 1,
    1995


PRUDENTIAL
MUNICIPAL

SERIES FUND

(CONNECTICUT MONEY MARKET SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(FLORIDA SERIES)

------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Florida Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series will be invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Florida Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Florida Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from federal income taxes consistent with the preservation of capital and to invest in securities which will enable its shares to be exempt from the Florida intangibles tax. It seeks to achieve this objective by investing primarily in Florida State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which, in the opinion of counsel, are exempt from the Florida intangibles tax and which pay income exempt from federal income tax (Florida Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Florida Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Florida Obligations. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

    The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?


    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.



    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee at the rate of .75 of 1% of the average daily net assets of the Class C shares.

    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 30.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

       - Class A Shares:   Sold  with an initial sales charge  of up to 3% of
                           the offering price.

       - Class B Shares:    Sold without  an  initial sales  charge  but  are
                            subject  to a contingent  deferred sales charge or
                            CDSC (declining from  5% to zero  of the lower  of
                            the  amount invested  or the  redemption proceeds)
                            which will be imposed on certain redemptions  made
                            within  six  years of  purchase. Although  Class B
                            shares   are    subject    to    higher    ongoing
                            distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                            A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

       - Class C Shares:   Sold without an initial sales charge and, for  one
                           year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 23.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 25.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                                (FLORIDA SERIES)


                                                    CLASS A
SHAREHOLDER TRANSACTION EXPENSES+                   SHARES       CLASS B SHARES          CLASS C SHARES
                                                    -------  ----------------------  ----------------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)..........    3%              None                    None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends..............   None             None                    None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower)................   None     5% during the first    1% on redemptions made
                                                             year, decreasing by 1%    within one year of
                                                             annually to 1% in the          purchase
                                                             fifth and sixth years
                                                               and 0% the seventh
                                                                     year*
    Redemption Fees...............................   None             None                    None
    Exchange Fee..................................   None             None                    None


ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)              CLASS A SHARES         CLASS B SHARES       CLASS C SHARES
                                                    -----------------   ----------------------- -----------------
    Management Fees (Before Waiver)...............          .50%                   .50%                 .50%
    12b-1 Fees....................................          .10++                  .50                  .75
    Other Expenses (Before Subsidy)...............          .25                    .25                  .25
                                                             --
                                                                                   ---                  ---
    Total Fund Operating Expenses (Before Waiver
     and Subsidy).................................          .85%                  1.25%                1.50%
                                                             --
                                                             --
                                                                                   ---                  ---
                                                                                   ---                  ---



EXAMPLE                                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                          --------  --------  --------  --------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period:
    Class A.............................................................  $    38   $    56   $    76   $   132
    Class B.............................................................  $    63   $    70   $    79   $   125
    Class C.............................................................  $    25   $    47   $    82   $   179
You would pay the following expenses on the same investment, assuming no redemption:
    Class A.............................................................  $    38   $    56   $    76   $   132
    Class B.............................................................  $    13   $    40   $    69   $   135
    Class C.............................................................  $    15   $    47   $    82   $   179
The above examples are based on  restated data for the Series' fiscal  year ended August 31, 1995. THE  EXAMPLES
SHOULD  NOT BE CONSIDERED A  REPRESENTATION OF PAST OR  FUTURE EXPENSES. ACTUAL EXPENSES  MAY BE GREATER OR LESS
THAN THOSE SHOWN.
The purpose of  this table  is to  assist investors  in understanding  the various  costs and  expenses that  an investor  in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is  Managed." "Other Expenses" includes operating expenses of the  Series, such  as Trustees'  and professional fees,  registration fees, reports  to shareholders and  transfer agency and custodian fees.

   ------------------
    * Class B shares will automatically convert to Class A shares approximately
      seven  years   after  purchase.   See  "Shareholder   Guide--Conversion
      Feature--Class B Shares."
    ** Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management and 12b-1 fee waivers (Class A shares only) and the subsidy of expenses. At the current level of management fee waiver (70%) and other expense subsidy (100%), Management Fees, Other Expenses and Total Fund Operating Expenses would be .15%, .10% and .25%, respectively, of the average net assets of the Series' Class A shares and .15%, .50% and .65%, respectively, of the average net assets of the Series' Class B shares and .15%, .75% and .90%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager-- Fee Waivers and Subsidy."
    + Pursuant to rules of the National Association of Securities Dealers, Inc.,
      the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such
      shareholders'   investment  in  such  shares.  See  "How  the  Fund  is
      Managed--Distributor."
    ++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares of the Series, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Series to no more than .10 of 1% of the average daily net asset value of the Class A shares of the Series for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver and Subsidy) of the Class A shares without such limitation would be 1.05%. See "How the Fund is Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

   The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                               CLASS A
                                     ------------------------------------------------------------
                                                                                     DECEMBER 28,
                                                                                       1990 (A)
                                                 YEAR ENDED AUGUST 31,                 THROUGH
                                     ---------------------------------------------    AUGUST 31,
                                        1995         1994        1993       1992         1991
                                     ----------   ----------   --------   --------   ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................    $   9.91     $  10.87   $  10.27   $   9.76     $ 9.55
                                     ----------   ----------   --------   --------   ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)..........         .59          .59        .57        .65        .44
Net realized and unrealized gain on
 investment transactions...........         .15         (.76)       .73        .51        .21
                                     ----------   ----------   --------   --------   ------------
    Total from investment
    operations.....................         .74         (.17)      1.30       1.16        .65
                                     ----------   ----------   --------   --------   ------------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................        (.59)        (.59)      (.57)      (.65)      (.44)
Distributions from net realized
 gains.............................          --         (.20)      (.13)        --         --
                                     ----------   ----------   --------   --------   ------------
    Total distributions............        (.59)        (.79)      (.70)      (.65)      (.44)
                                     ----------   ----------   --------   --------   ------------
Net asset value, end of period.....    $  10.06     $   9.91   $  10.87   $  10.27     $ 9.76
                                     ----------   ----------   --------   --------   ------------
                                     ----------   ----------   --------   --------   ------------
TOTAL RETURN (D):..................        7.85%       (1.69)%    13.78%     12.26%      6.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....    $120,963     $134,849   $148,900   $104,335     $63,929
Average net assets (000)...........    $124,259     $146,489   $123,820   $ 82,893     $41,528
Ratios to average net assets (c):
  Expenses, including distribution
   fees............................         .24%         .20%       .20%       .09%         0
  Expenses, excluding distribution
   fees............................         .17%         .20%       .20%       .09%         0
  Net investment income............        6.04%        5.67%      5.94%      6.41%      6.68%(b)
Portfolio turnover rate............          65%          75%        68%        56%        39%

   ---------------
    (a) Commencement of offering of Class A shares.
    (b) Annualized.
    (c) Net of expense subsidy and fee waiver.
    (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
     (for a share of beneficial interest outstanding throughout each of the indicated periods)
                                (Class B Shares)



      The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                     CLASS B
                           ---------------------------
                                           AUGUST 1,
                                            1994 (A)
                            YEAR ENDED      THROUGH
                            AUGUST 31,     AUGUST 31,
                               1995           1994
                           ------------   ------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....   $  9.91        $  9.95
                             ------         ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (c).....................       .55            .04
                                .15           (.04)
Net realized and
 unrealized gain (loss)
 on
 investment
 transactions............
                             ------         ------
    Total from investment
     operations..........       .70             --
                             ------         ------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......      (.55)          (.04)
Distributions from net
 realized gains..........        --             --
                             ------         ------
    Total
     distributions.......      (.55)          (.04)
                             ------         ------
Net asset value, end of     $ 10.06        $  9.91
 period..................
                             ------         ------
                             ------         ------
TOTAL RETURN (D):........      6.77%         (0.05)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................   $ 8,326        $   582
Average net assets
 (000)...................   $ 4,699        $   118
Ratios to average net
 assets (c):
  Expenses, including
   distribution fee......       .67%           .70%(b)
  Expenses, excluding
   distribution fee......       .17%           .20%(b)
  Net investment
   income................      5.56%          6.21%(b)
Portfolio turnover
 rate....................        65%            75%

   -----------------
    (a) Commencement of offering of Class B shares.
    (b) Annualized.
    (c) Net of expense subsidy and fee waiver.
    (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
     (for a share of beneficial interest outstanding throughout each of the indicated periods)
                                (Class C Shares)

      The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                             CLASS C
                           --------------------------------------------
                                                          JULY 26, 1993
                            YEAR ENDED      YEAR ENDED     (A) THROUGH
                            AUGUST 31,      AUGUST 31,     AUGUST 31,
                               1995            1994           1993
                           -------------   ------------   -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,                            $ 10.87          $ 10.58
 beginning of period.....     $  9.91
                           -------------   ------------       ------

INCOME FROM INVESTMENT
 OPERATIONS
Net investment income
 (c).....................         .53           .48              .03
                                  .15          (.76)             .29
Net realized and
 unrealized gain (loss)
 on
 investment
 transactions............
                           -------------   ------------       ------
    Total from investment
     operations..........         .68          (.28)             .32
                           -------------   ------------       ------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......        (.53)         (.48)            (.03)
Distributions from net
 realized gains..........          --          (.20)              --
                           -------------   ------------       ------
    Total
     distributions.......        (.53)         (.68)            (.03)
                           -------------   ------------       ------
Net asset value, end of       $ 10.06       $  9.91          $ 10.87
 period..................
                           -------------   ------------       ------
                           -------------   ------------       ------
TOTAL RETURN (D):........       7.12%         (2.40)%           3.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................     $ 9,028       $11,185          $ 3,132
Average net assets
 (000)...................     $10,265       $ 9,280          $ 1,038
Ratios to average net
 assets (c):
  Expenses, including
   distribution fee......         .92%          .95%             .95%(b)
  Expenses, excluding
   distribution fee......         .17%          .20%             .20%(b)
  Net investment
   income................        5.35%         4.99%            5.19%(b)
Portfolio turnover
 rate....................          65%           75%              68%

   ---------------------
    (a) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C shares were called Class D shares.
    (b) Annualized.
    (c) Net of expense subsidy and fee waiver.
    (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE FLORIDA SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND TO INVEST IN SECURITIES WHICH WILL ENABLE ITS SHARES TO BE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND, IN CONJUNCTION THEREWITH, THE SERIES MAY ALSO INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN FLORIDA STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH, IN THE OPINION OF COUNSEL, ARE EXEMPT FROM THE FLORIDA INTANGIBLES TAX AND WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAX (FLORIDA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Florida Obligations and certain types of U.S. Government securities and other assets are exempt from the Florida intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Florida Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term Florida Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL FLORIDA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Florida Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Florida Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Florida Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN FLORIDA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that the Series will have at least 80% of its total assets invested in Florida Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. The Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Florida Obligations or may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON FLORIDA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Florida Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN FLORIDA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $14,682.9 million for 1994-1995, an increase of 6.1% over revenues for 1993-1994. This amount reflects a transfer of $159 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. Estimated Revenue of $13,702.1 million (excluding the Hurricane Andrew impacts) for fiscal 1994-1995 represents an increase of 6.6% over 1993-1994. If the issuers of any of the Florida Obligations are unable to meet their financial obligations because of natural disasters or for other reasons, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of expense subsidy and fee waivers, were
 .24%, .67% and .92% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee, net of waiver, of .27 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Marie Conti, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since October 1991 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS AND SUBSIDY


  During the fiscal year ended August 31, 1995, PMF voluntarily waived $464,337 (.33 of 1% of average net assets) of its management fee and subsidized all operating expenses of the Series. Effective September 1, 1993, PMF agreed to waive 60% of its management fee and to subsidize all operating expenses of the Series, and Prudential Mutual Fund Distributors, Inc. agreed to waive its distribution fee with respect to the Class A shares of the Series. Effective January 1, 1995, PMF agreed to waive 70% of its management fee and Prudential Mutual Fund Distributors, Inc. eliminated the distribution fee waiver with respect to the Class A shares of the Series. The Series is not required to reimburse PMF or Prudential Mutual Fund Distributors, Inc. for such fee waivers or expense subsidies. Thereafter, PMF may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the

Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee at a rate of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of .50 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of .25 of 1% of the average daily net assets of the Class C shares; provided that the total distribution-related fee does not exceed .75 of 1%. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .07 of 1%, of .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS
AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See

"Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.


  Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Series will not be subject to any Florida state income tax on distributions received from the Series. However, distributions are likely to be taxable in whole or in part to corporate shareholders which are subject to Florida corporate income tax.



  Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Florida Obligations and certain types of U.S. Government securities and other assets are exempt from this intangibles tax. The Fund has obtained a ruling from Florida authorities that, if on January 1 of any year the Series' portfolio of assets consists solely of such exempt investments, then the Series' shares will be exempt from the Florida intangibles tax payable in that year. If the Series holds any other type of assets on that date, then the entire value of the Series shares (except for that portion of the value of the shares attributable to U.S. government obligations) will be subject to the Florida intangibles tax.


  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or Florida purposes.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. The Series has a capital loss carryforward of

$2,726,000, which expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amount. The Series will elect to treat net capital losses of approximately $2,138,200 incurred in the ten month period ended August 31, 1995 as having been incurred in the following fiscal year. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attn: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Prior to August 1, 1994, Class C shares were designated Class D shares. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed-- Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                   ANNUAL 12B-1 FEES
                                                  (AS A % OF AVERAGE
                                                         DAILY
                       SALES CHARGE                   NET ASSETS)                OTHER INFORMATION
           ------------------------------------  ---------------------  ------------------------------------
CLASS A    Maximum initial sales charge of 3%    .30 of 1% (currently   Initial sales charge waived or
           of the public offering price          being charged at a     reduced for certain purchases
                                                 rate of .10 of 1%)
CLASS B    Maximum contingent deferred sales     .50 of 1%              Shares convert to Class A shares
           charge or CDSC of 5% of the lesser                           approximately seven years after
           of the amount invested or the                                purchase
           redemption proceeds; declines to
           zero after six years
CLASS C    Maximum CDSC of 1% of the lesser of   .75 of 1%              Shares do not convert to another
           the amount invested or the                                   class
           redemption proceeds on redemptions
           made within one year of purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.


  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                      SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                                       PERCENTAGE OF    PERCENTAGE OF NET   AS PERCENTAGE OF
AMOUNT OF PURCHASE                    OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-----------------------------------  -----------------  -----------------  -------------------
Less than $99,999                            3.00%              3.09%               3.00%
$100,000 to $249,999                         2.50               2.56                2.50
$250,000 to $499,999                         1.50               1.52                1.50
$500,000 to $999,999                         1.00               1.01                1.00
$1,000,000 and above                      None             None               None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchase.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer

Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                              CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE                                              DOLLARS INVESTED OR
PAYMENT MADE                                                     REDEMPTION PROCEEDS
------------------------------------------------------------  -------------------------
First.......................................................               5.0%
Second......................................................               4.0%
Third.......................................................               3.0%
Fourth......................................................               2.0%
Fifth.......................................................               1.0%
Sixth.......................................................               1.0%
Seventh.....................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  Class C shares purchased prior to December 30, 1994, shall not be subject to the remaining CDSC, if any.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

        - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS

 Prudential Adjustable Rate Securities Fund, Inc.
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 Prudential U.S. Government Fund
 The BlackRock Government Income Trust


       TAX-EXEMPT BOND FUNDS

 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
 Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.


       GLOBAL FUNDS

 Prudential Europe Growth Fund, Inc.
 Prudential Global Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Global Assets Portfolio
   Limited Maturity Portfolio
 Prudential Global Natural Resources Fund, Inc.
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Global Utility Fund, Inc.


       EQUITY FUNDS

 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Growth Opportunity Fund, Inc.
 Prudential Jennison Fund, Inc.
 Prudential Multi-Sector Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund


       MONEY MARKET FUNDS


 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund
   Money Market Series
 Prudential MoneyMart Assets
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
 -COMMAND FUNDS
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 -INSTITUTIONAL MONEY MARKET FUNDS
 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
-------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        16
HOW THE FUND VALUES ITS SHARES..................        17
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        18
GENERAL INFORMATION.............................        20
  Description of Shares.........................        20
  Additional Information........................        21
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        23
  How to Sell Your Shares.......................        25
  Conversion Feature--Class B Shares............        28
  How to Exchange Your Shares...................        29
  Shareholder Services..........................        30
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


-------------------------------------------
MF148A                                                                  444-3351
                                                            Class A: 74435M-50-7
                                                CUSIP Nos.: Class B: 74435M-60-6
                                                            Class C: 74435M-61-4


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(FLORIDA SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(HAWAII INCOME SERIES)

--------------------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1995

--------------------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Hawaii Income Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital and in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Hawaii Income Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS  ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

    The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Hawaii Income Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?
    The Series' investment objective is to maximize current income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Hawaii State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Hawaii State and federal income taxes (Hawaii Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Hawaii Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Hawaii Obligations. See "How the Fund Invests--Investment Objective and Policies" at page 6. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 8.


  WHO MANAGES THE FUND?

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 11.


  WHO DISTRIBUTES THE SERIES' SHARES?
    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.
    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.
    See "How the Fund is Managed--Distributor" at page 12.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain retirement and employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 19 and "Shareholder Guide-- Shareholder Services" at page 26.


  HOW DO I PURCHASE SHARES?


    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 14 and "Shareholder Guide--How to Buy Shares of the Fund" at page 19.


  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:   Sold with an initial sales  charge of up to 3%  of
                         the offering price.

     - Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent deferred sales charge  or
                          CDSC  (declining from 5% to  zero of the lower of
                          the amount invested  or the redemption  proceeds)
                          which will be imposed on certain redemptions made
                          within  six years  of purchase.  Although Class B
                          shares   are    subject   to    higher    ongoing
                          distribution-related   expenses   than   Class  A
                          shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 20.

  HOW DO I SELL MY SHARES?


    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 22.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 15.

                                 FUND EXPENSES
                             (HAWAII INCOME SERIES)

SHAREHOLDER TRANSACTION EXPENSES+                              CLASS A SHARES          CLASS B SHARES         CLASS C SHARES
                                                              -----------------   ------------------------   -----------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)...................          3%                     None                   None
    Maximum Sales Load or Deferred Sales Load Imposed on
     Reinvested Dividends..................................         None                    None                   None
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds, whichever is
     lower)................................................         None          5%  during   the   first   1% on redemptions
                                                                                  year,  decreasing  by 1%   made  within  one
                                                                                  annually  to  1%  in the   year of purchase
                                                                                  fifth  and  sixth  years
                                                                                  and 0% the seventh year*
    Redemption Fees........................................         None                    None                   None
    Exchange Fee...........................................         None                    None                   None


ANNUAL FUND OPERATING EXPENSES**                              CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                                            -------------------  ----------------------  -------------------
(as a percentage of average net assets)
    Management Fees (Before Reduction)....................            .50%                   .50%                  .50%
    12b-1 Fees............................................            .10++                  .50                   .75++
    Other Expenses (Before Reduction).....................           1.90                   1.90                  1.90
                                                                    -----                  -----                 -----
    Total Fund Operating Expenses (Before Reduction)......           2.50%                  2.90%                 3.15%
                                                                    -----                  -----                 -----
                                                                    -----                  -----                 -----
    Total Fund Operating Expenses (After Reduction).......            .50%                   .90%                 1.15%
                                                                    -----                  -----                 -----
                                                                    -----                  -----                 -----



                                                                1            3            5           10
EXAMPLE**                                                      YEAR        YEARS        YEARS        YEARS
                                                             --------     --------      -----        -----
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................    $ 35         $ 46      $      57    $      91
    Class B................................................    $ 59         $ 59      $      60    $      94
    Class C................................................    $ 22         $ 37      $      63    $     140
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................    $ 35         $ 46      $      57    $      91
    Class B................................................    $  9         $ 29      $      50    $      94
    Class C................................................    $ 12         $ 37      $      63    $     140

The above examples are based on restated data for the Series' fiscal year ended August 31, 1995. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
------------------
 * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-Conversion Feature-- Class B Shares."
 ** Based on expenses incurred during the fiscal year ended August 31, 1995, after consideration of expense reduction, without taking into account the management fee waiver. The Manager has agreed for the fiscal year ending August 31, 1996, to subsidize expenses and waive management fees so that Total Fund Operating Expenses do not exceed .50%, .90% and 1.15% of the average net assets of the Class A, Class B and Class C shares, respectively. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses (After Reduction) would be .45% and .45%, respectively, of the average net assets of the Series' Class A shares, .45% and .85%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.10%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers and Subsidy."
 + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
 ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Reduction) of the Class A and Class C shares without such limitations would be 2.70% and 3.40%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
     (FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD
                                   INDICATED)



      The following financial highlights for the period September 19, 1994 (commencement of investment operations) through August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A, Class B and Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. This information is based on data contained in the financial statements.



                                                 SEPTEMBER 19, 1994 (B)
                                                 THROUGH AUGUST 31, 1995
                                               ---------------------------
                                               CLASS A   CLASS B   CLASS C
                                               -------   -------   -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........  $11.64    $11.64    $11.64
                                               -------   -------   -------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (d)....................     .58       .54       .51
                                                  .49       .49       .49
Net realized and unrealized gain (loss) on
 investment transactions.....................
                                               -------   -------   -------
    Total from investment operations.........    1.07      1.03      1.00
                                               -------   -------   -------
LESS DISTRIBUTIONS
Dividends from net investment income.........    (.58)     (.54)     (.51)
                                               -------   -------   -------
Net asset value, end of period...............  $12.13    $12.13    $12.13
                                               -------   -------   -------
                                               -------   -------   -------
TOTAL RETURN (C):............................    9.42%     9.03%     8.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............  $3,333    $8,949    $  797
Average net assets (000).....................  $2,778    $6,270    $  373
Ratios to average net assets: (a)/(d)
  Expenses, including distribution fees......     .46%      .86%     1.11%
  Expenses, excluding distribution fees......     .36%      .36%      .36%
  Net investment income......................    5.32%     5.03%     4.79%

Portfolio turnover rate......................      75%       75%       75%

   -----------------------

(a) Annualized.

(b) Commencement of investment operations.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends. Total return is not annualized.

(d) Net of expense subsidy and management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE HAWAII INCOME SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM HAWAII STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN HAWAII STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM HAWAII STATE AND FEDERAL INCOME TAXES (HAWAII OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Hawaii law provides that dividends paid by the Series are exempt from Hawaii State income tax for individuals who reside in Hawaii to the extent such dividends are derived from interest payments on Hawaii Obligations. Hawaii Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term Hawaii Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Currently, interest rates are much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio may be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.


  ALL HAWAII OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Hawaii Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Hawaii Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Hawaii Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.



  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.



  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN HAWAII OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Hawaii State and federal income taxes or the Series will have at least 80% of its total assets invested in Hawaii Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Hawaii Obligations or may invest its assets so that more than 20% of the income is subject to Hawaii State or federal income taxes.


  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON HAWAII OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.


  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Hawaii Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.


  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON, FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE

OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN HAWAII OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN HAWAII OBLIGATIONS TO THIS DEGREE. Hawaii's economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. Tourism dominates Hawaii's economy, with six out of ten jobs in the economy related to tourism. By attracting tourists from Asia, the United States and Europe, Hawaii's tourism economy has become less volatile. Nevertheless, the number of visitors has declined in recent years because of recessions in both the United States and Japan. Reported improvement in tourism has not yet been reflected in State revenues, and has lagged early estimates. Agriculture, dominated by pineapple and sugar production, has experienced increased foreign competition and a reduction in operations by major producers. There has, however, been some diversification in the agriculture products raised in Hawaii and such diversification has provided some alternative employment opportunities. The State's economy has in recent years reflected the effects of the general economic recession in the United States and Asia. If the issuers of any of the Hawaii Obligations are unable to meet their financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investment in Tax-Exempt Securities" in the Statement of Additional Information.


  THE SERIES IS "NON-DIVERSIFIED" SO THAT MORE THAN 5% OF ITS TOTAL ASSETS MAY BE INVESTED IN THE SECURITIES OF ONE OR MORE ISSUERS. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  The Series may not purchase securities (other than municipal obligations and obligations guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the total assets of the Series (taken at current market value) would be invested in any one industry.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER


  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.


  ILLIQUID SECURITIES

  The Series may invest up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the period September 19, 1994 (commencement of investment operations) through August 31, 1995, total expenses of the Series as an annualized percentage of average net assets, net of expense subsidy and fee waivers, were
 .46%, .86% and 1.11% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the period September 19, 1994 (commencement of investment operations) through August 31, 1995, the Series paid PMF a management fee of .46 of 1% of the Series' average net assets. See "Fee Waivers and Subsidy" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager is Christian Smith, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since its inception and has been employed by PIC in various capacities since 1988.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS AND SUBSIDY


  Effective upon inception of the Series, PMF voluntarily agreed to subsidize expenses and waive management fees so that total Series operating expenses would not exceed .50%, .90% and 1.15% of the average net assets of the Class A, Class B and Class C shares, respectively. Effective January 1, 1995, PMF agreed to waive 10% of its management fee. For the fiscal year ending August 31, 1996, PMF has voluntarily agreed to continue to subsidize expenses so that total Series operating expenses do not exceed .50%, .90% and 1.15% of the average net assets of the Class A, Class B and Class C shares, respectively. The Series is not required to reimburse PMF for any such subsidy or waiver. Thereafter, PMF may from time to time agree to waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.


  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the

Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the period September 19, 1994 through August 31, 1995, the Series paid annualized distribution expenses of .10%, .50% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If, on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein, and the Fund's assets, which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.


  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.


  Under Hawaii law, the taxation of regulated investment companies and their shareholders was generally conformed to the federal tax law that was in effect on December 31, 1994. Dividends paid by the Series and derived from interest on obligations which pay interest excludable from Hawaii income tax under Hawaii law will be exempt from the Hawaii income tax (although not from the Hawaii franchise tax). To the extent a portion of the dividends are derived from interest on debt obligations other than those described directly above, such portion will be subject to the Hawaii income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains realized by the Series will be taxable to the shareholders as ordinary income. Distributions of long-term capital gains will be taxable as such to the shareholders regardless of how long they held their shares.


  Interest on indebtedness incurred or continued to purchase or carry shares of the Series will not be deductible for federal or Hawaii purposes.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York

Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.

  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business trust and a Massachusetts business corporation relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares.The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.


  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund (Hawaii Income Series), specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE AND THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                             ANNUAL 12B-1 FEES
                                                          (AS A % OF AVERAGE DAILY
                            SALES CHARGE                        NET ASSETS)                      OTHER INFORMATION
            --------------------------------------------  ------------------------  --------------------------------------------
CLASS A     Maximum initial sales charge of 3% of the     .30 of 1% (currently      Initial sales charge waived or reduced for
            public offering price                         being charged at a rate   certain purchases
                                                          of .10 of 1%)
CLASS B     Maximum contingent deferred sales charge or   .50 of 1%                 Shares convert to Class A shares
            CDSC of 5% of the lesser of the amount                                  approximately seven years after purchase
            invested or the redemption proceeds;
            declines to zero after six years
CLASS C     Maximum CDSC of 1% of the lesser of the       1% (currently being       Shares do not convert to another class
            amount invested or the redemption proceeds    charged at a rate of .75
            on redemptions made within one year of        of 1%)
            purchase


  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                SALES CHARGE AS         SALES CHARGE AS          DEALER CONCESSION
                                 PERCENTAGE OF         PERCENTAGE OF NET         AS PERCENTAGE OF
    AMOUNT OF PURCHASE           OFFERING PRICE         AMOUNT INVESTED           OFFERING PRICE
---------------------------  ----------------------  ----------------------  -------------------------
  Less than $99,999                      3.00%                   3.09%                    3.00%
  $100,000 to $249,999                   2.50                    2.56                     2.50
  $250,000 to $499,999                   1.50                    1.52                     1.50
  $500,000 to $999,999                   1.00                    1.01                     1.00
  $1,000,000 and above                None                    None                     None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                           CONTINGENT DEFERRED SALES CHARGE AS A
YEAR SINCE PURCHASE                          PERCENTAGE OF DOLLARS INVESTED OR
PAYMENT MADE                                        REDEMPTION PROCEEDS
-----------------------------------------  -------------------------------------
First....................................                  5.0%
Second...................................                  4.0%
Third....................................                  3.0%
Fourth...................................                  2.0%
Fifth....................................                  1.0%
Sixth....................................                  1.0%
Seventh..................................                  None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder of the Series, you can take advantage of the following services and privileges:

  -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges."


  -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.


  -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust
      TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
      GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
      MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  Risk Factors and Special Characteristics...........................         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
HOW THE FUND INVESTS.................................................         6
  Investment Objective and Policies..................................         6
  Other Investments and Policies.....................................        10
  Investment Restrictions............................................        11
HOW THE FUND IS MANAGED..............................................        11
  Manager............................................................        11
  Distributor........................................................        12
  Portfolio Transactions.............................................        14
  Custodian and Transfer and Dividend Disbursing Agent...............        14
HOW THE FUND VALUES ITS SHARES.......................................        14
HOW THE FUND CALCULATES PERFORMANCE..................................        15
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        15
GENERAL INFORMATION..................................................        17
  Description of Shares..............................................        17
  Additional Information.............................................        18
SHAREHOLDER GUIDE....................................................        19
  How to Buy Shares of the Fund......................................        19
  Alternative Purchase Plan..........................................        20
  How to Sell Your Shares............................................        22
  Conversion Feature--Class B Shares.................................        24
  How to Exchange Your Shares........................................        25
  Shareholder Services...............................................        26
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       A-1



                  -------------------------------------------

MF165A

                                      Class A:  74435M-47-3
                       CUSIP Nos.:    Class B:  74435M-46-5
                                      Class C:  74435M-45-7

PRUDENTIAL
MUNICIPAL
SERIES FUND

(HAWAII INCOME SERIES)
--------------------------------------


                                NOVEMBER 1, 1995

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MARYLAND SERIES)
----------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Maryland Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Maryland Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Maryland Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

  The Series' investment objective is to maximize current income that is exempt from Maryland State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Maryland State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Maryland State and federal income taxes (Maryland Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Maryland Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Maryland Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of the purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers three classes of shares:

     - Class A Shares:    Sold with an initial sales charge of up to 3%  of
                          the offering price.

     - Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent  deferred sales charge  or
                          CDSC  (declining from 5%  to zero of  the lower of
                          the amount  invested or  the redemption  proceeds)
                          which  will be imposed on certain redemptions made
                          within six  years of  purchase. Although  Class  B
                          shares    are    subject    to    higher   ongoing
                          distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                          A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                               (MARYLAND SERIES)

                                        CLASS A                           CLASS C
SHAREHOLDER TRANSACTION EXPENSES+        SHARES       CLASS B SHARES       SHARES
                                      ------------   ----------------   ------------
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)................       3%              None             None
    Maximum Sales Load or Deferred
     Sales Load Imposed on
     Reinvested Dividends...........      None             None             None
    Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)............      None       5%  during   the   1% on
                                                     first year,        redemptions
                                                     decreasing by 1%   made within
                                                     annually  to  1%   one year of
                                                     in the fifth and   purchase
                                                     sixth years  and
                                                     0%  the  seventh
                                                     year*
    Redemption Fees.................      None             None             None
    Exchange Fee....................      None             None             None

                                        CLASS A                           CLASS C
ANNUAL FUND OPERATING EXPENSES**         SHARES       CLASS B SHARES       SHARES
                                      ------------   ----------------   ------------
(as a percentage of average net
 assets)
    Management Fees (Before
     Waiver)........................      .50%             .50%             .50%
    12b-1 Fees......................     .10++             .50             .75++
    Other Expenses..................      .62              .62              .62
    Total Fund Operating Expenses        1.22%            1.62%            1.87%
     (Before Waiver)................



                                                                                               1        3        5        10
EXAMPLE                                                                                      YEAR     YEARS    YEARS    YEARS
                                                                                            -------  -------  -------  --------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:
    Class A...............................................................................  $ 42     $ 68     $  95    $ 173
    Class B...............................................................................  $ 66     $ 81     $  98    $ 177
    Class C...............................................................................  $ 29     $ 59     $ 101    $ 219


 You would pay the following expenses on the same investment, assuming no redemption:


    Class A...............................................................................  $ 42     $ 68     $  95    $ 173
    Class B...............................................................................  $ 16     $ 51     $  88    $ 177
    Class C...............................................................................  $ 19     $ 59     $ 101    $ 219

The  above examples are based on  restated data for the Series'  fiscal year ended August 31,  1995. THE EXAMPLES SHOULD NOT BE
CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the  Fund is  Managed." "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
------------
 *Class B shares  will automatically  convert to  Class A shares  approximately seven  years after  purchase. See  "Shareholder
  Guide--Conversion Feature-- Class B Shares."
**Based  on expenses incurred  during the fiscal  year ended August  31, 1995, without  taking into account  the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be
  .45% and 1.17%, respectively, of the average net assets of  the Series' Class A shares, .45% and 1.57%, respectively, of  the average  net assets of the Series' Class B shares and .45%  and 1.82%, respectively, of the average net assets of the Series'
  Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
 +Pursuant to rules of  the National Association  of Securities Dealers,  Inc., the aggregate  initial sales charges,  deferred sales  charges and asset-based sales charges  on shares of the Series  may not exceed 6.25% of  total gross sales, subject to certain exclusions. This 6.25% limitation is on each class of  the Series rather than on a per shareholder basis.  Therefore, long-term  shareholders of  the Series may  pay more in  total sales  charges than the  economic equivalent of  6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets  of the Class A and Class C shares, respectively, the Distributor  has agreed  to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1%
  and .75 of 1% of the  average daily net asset value of  the Class A shares and Class  C shares, respectively, for the  fiscal year  ending August 31, 1996. Total  Fund Operating Expenses (Before Waiver)  of the Class A and  Class C shares without such limitations would be 1.42% and 2.12%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                              CLASS A
                                     ---------------------------------------------------------
                                                                                   JANUARY 22,
                                                                                     1990(A)
                                                YEAR ENDED AUGUST 31,                THROUGH
                                     -------------------------------------------   AUGUST 31,
                                      1995     1994      1993     1992     1991       1990
                                     ------   -------   ------   ------   ------   -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................  $10.66   $ 11.64   $11.11   $10.67   $10.23     $10.44
                                      -----     -----    -----    -----    -----    -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..............     .53(d)     .57     .62      .63      .67        .40
Net realized and unrealized gain
 (loss) on investment
 transactions......................     .10      (.77)     .65      .44      .44       (.21)
                                      -----     -----    -----    -----    -----    -------
    Total from investment
     operations....................     .63      (.20)    1.27     1.07     1.11        .19
                                      -----     -----    -----    -----    -----    -------
LESS DISTRIBUTIONS
Dividends from net investment
 income............................    (.53)     (.57)    (.62)    (.63)    (.67)      (.40)
Distributions from net realized
 gains.............................    (.10)     (.21)    (.12)      --       --         --
                                      -----     -----    -----    -----    -----    -------
    Total distributions............    (.63)     (.78)    (.74)    (.63)    (.67)      (.40)
                                      -----     -----    -----    -----    -----    -------
Net asset value, end of period.....  $10.66   $ 10.66   $11.64   $11.11   $10.67     $10.23
                                      -----     -----    -----    -----    -----    -------
                                      -----     -----    -----    -----    -----   --------
TOTAL RETURN (C):..................    6.32%    (1.75)%  11.89%   10.35%   10.84%      1.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....  $17,726  $ 2,709   $2,930   $1,335   $  804     $  349
Average net assets (000)...........  $11,341  $ 2,877   $2,068   $1,080   $  518     $  141
Ratios to average net assets:
  Expenses, including distribution
   fees............................    1.30%(d)     .95%    .96%    .96%    1.10%      1.01%(b)
  Expenses, excluding distribution
   fees............................    1.20%(d)     .85%    .86%    .86%    1.00%       .91%(b)
  Net investment income............    4.96%(d)    5.18%   5.51%   5.80%    6.07%      6.31%(b)
Portfolio turnover rate............      49%       40%      41%      34%      18%        46%

-------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c)  Total return  does not consider  the effects of  sales loads. Total  return is calculated assuming a purchase of shares on the first day  and a sale on the last day of each  period reported  and  includes reinvestment  of dividends  and  distributions. Total  returns for periods of less than a full year are not annualized.
(d) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.



                                                                    CLASS B
                 --------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED AUGUST 31,
                 --------------------------------------------------------------------------------------------------------------
                                                                               1989
                   1995          1994      1993     1992     1991     1990      (B)     1988         1987             1986
                 --------      --------   -------  -------  -------  -------  -------  -------     ---------      -------------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset
 value,
 beginning of
 year..........  $  10.67      $  11.65   $ 11.12  $ 10.68  $ 10.23  $ 10.48  $10.23   $ 10.29     $   10.72         $  9.93
                 --------      --------   -------  -------  -------  -------  -------  -------     ---------      -------------
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
 income........       .49(d)        .53       .58      .59      .63      .62     .65       .69(a)        .68(a)          .76(a)
Net realized
 and unrealized
 gain (loss) on
 investment
 transactions..       .10          (.77)      .65      .44      .45     (.25)    .25      (.06)         (.43)            .79
                    -----         -----     -----    -----    -----    -----  ------     -----         -----          ------
    Total from
     investment
   operations..       .59          (.24)     1.23     1.03     1.08      .37     .90       .63           .25            1.55
                    -----         -----     -----    -----    -----    -----  ------     -----         -----          ------
LESS
 DISTRIBUTIONS
Dividends from
 net investment
 income........      (.49)         (.53)     (.58)    (.59)    (.63)    (.62)   (.65 )    (.69)         (.68)           (.76)
Distributions
 from net
 realized
 gains.........      (.10)         (.21)     (.12)      --       --       --      --        --            --              --
                    -----         -----     -----    -----    -----    -----  ------     -----         -----          ------
    Total
    distributions...     (.59)     (.74)     (.70)    (.59)    (.63)    (.62)   (.65 )    (.69)         (.68)           (.76)
                    -----         -----     -----    -----    -----    -----  ------     -----         -----          ------
Net asset
 value, end of
 year..........  $  10.67      $  10.67   $ 11.65  $ 11.12  $ 10.68  $ 10.23  $10.48   $ 10.23     $   10.29         $ 10.72
                    -----         -----     -----    -----    -----    -----  ------     -----         -----          ------
                    -----         -----     -----    -----    -----    -----  ------     -----         -----        --------
TOTAL RETURN
 (C):..........      5.88%        (2.13)%   11.43%    9.90%   10.49%    3.58%   9.17 %    6.38%         2.29%          16.15%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end
 of year
 (000).........  $ 21,414      $ 51,198   $57,598  $51,313  $51,110  $48,226  $47,409  $39,154     $  33,287         $23,744
Average net
 assets
 (000).........  $ 33,497      $ 55,223   $53,780  $50,970  $48,422  $48,573  $44,243  $35,675     $  30,537         $16,968
Ratios to
 average net
 assets:
  Expenses,
   including
   distribution
   fees........      1.55%(d)      1.35%     1.36%    1.37%    1.49%    1.40%   1.37 %    1.24%(a)      1.16%(a)        1.01%(a)
  Expenses,
   excluding
   distribution
   fees........      1.05%(d)       .85%      .86%     .87%     .99%     .92%    .90 %     .75%(a)       .67%(a)         .52%(a)
  Net
   investment
   income......      4.85%(d)      4.77%     5.11%    5.42%    5.70%    5.95%   6.26 %    6.67%(a)      6.26%(a)        6.90%(a)
Portfolio
 turnover
 rate..........        49%           40%       41%      34%      18%      46%     47 %      46%           35%             30%

---------------
(a) Net of expense subsidy.
(b)  On December 31,  1988, Prudential Mutual  Fund Management, Inc. succeeded  The Prudential Insurance  Company of America as manager of the Fund.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on  the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(d) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)



  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                    CLASS C
                                                         ------------------------------
                                                                           AUGUST 1,
                                                                           1994 (A)
                                                          YEAR ENDED        THROUGH
                                                          AUGUST 31,      AUGUST 31,
                                                             1995            1994
                                                         ------------   ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................  $     10.67    $     10.70
                                                              ------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income..................................          .47(d)         .05
Net realized and unrealized gain (loss) on investment
 transactions..........................................          .10           (.03)
                                                              ------         ------
    Total from investment operations...................          .57            .02
                                                              ------         ------
LESS DISTRIBUTIONS
Dividends from net investment income...................         (.47)          (.05)
Distributions from net realized gains..................         (.10)            --
                                                              ------         ------
    Total distributions................................         (.57)          (.05)
                                                              ------         ------

Net asset value, end of period.........................  $     10.67    $     10.67
                                                              ------         ------
                                                              ------      ---------
TOTAL RETURN (C):......................................         5.62%           .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................  $        52    $       102
Average net assets (000)...............................  $        58    $        31
Ratios to average net assets:
  Expenses, including distribution fees................         1.82%(d)        2.21%(b)
  Expenses, excluding distribution fees................         1.07%(d)        1.47%(b)
  Net investment income................................         4.55%(d)        4.75%(b)
Portfolio turnover rate................................           49%            40%

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c)Total return  does  not  consider  the  effects of  sales  loads.  Total  return  is calculated assuming a purchase of shares on the first day and a sale on the last day of  each period reported  and includes reinvestment  of dividends and distributions.
   Total returns for periods of less than a full year are not annualized.
(d) Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MARYLAND SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MARYLAND STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MARYLAND STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MARYLAND STATE AND FEDERAL INCOME TAXES (MARYLAND OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax (AMT bonds). See "Taxes, Dividends and Distributions." Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for resident individuals to the extent they are derived from interest payments on and, in some cases, gain from the sale of Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on AMT bonds could be subject to Maryland individual income tax. Maryland Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax
Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL MARYLAND OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Maryland Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Maryland Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Maryland Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MARYLAND OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Maryland State and federal income taxes or the Series will have at least 80% of its total assets invested in Maryland Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Maryland Obligations or may invest its assets so that more than 20% of the income is subject to Maryland State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MARYLAND OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Maryland Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MARYLAND OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MARYLAND OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MARYLAND OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimates by $217 million and expenditures at $184 million above budget. At fiscal year-end, the General Fund recorded an undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses). An additional $286.1 million was on deposit in the Revenue Stabilization Account of the State Reserve Fund. The 1996 budget continues the trend of increased budgetary reserves. The operating budget assumes moderate revenue growth and expenditures of $14.428 billion, a 6.6% increase over the actual expenditures in fiscal year 1995. The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue Stabilization Account of the State Reserve Fund. Other issuers of Maryland Obligations are subject to various risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations issued by the State. If either the State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were 1.30%, 1.55% and 1.82% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICE. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Marie Conti, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since October 1991 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed
 .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.


  Under Maryland law, dividends paid by the Series are exempt from Maryland personal income tax for individuals who reside in Maryland to the extent such dividends are exempt from federal income tax and are derived from interest payments on Maryland Obligations, provided, however, that up to 50% of dividends attributable to interest received by the Series on AMT bonds could be subject to Maryland individual income tax. In addition, distributions attributable (i) to gain realized by the Series on the disposition of those Maryland Obligations issued by the State of Maryland or its political subdivisions and (ii) to interest received by the Series on U.S. Government obligations are exempt from Maryland personal income tax.



  Distributions other than those described as exempt in the preceding paragraph will be subject to Maryland personal income tax.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, if may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS  SALES CHARGE AS  DEALER CONCESSION
                            PERCENTAGE OF    PERCENTAGE OF   AS PERCENTAGE OF
   AMOUNT OF PURCHASE      OFFERING PRICE   AMOUNT INVESTED   OFFERING PRICE
-------------------------  ---------------  ---------------  -----------------
Less than $99,999                  3.00%            3.09%             3.00%
$100,000 to $249,999               2.50             2.56              2.50
$250,000 to $499,999               1.50             1.52              1.50
$500,000 to $999,999               1.00             1.01              1.00
$1,000,000 and above               None          None                  None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See " Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at

Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES

ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits: provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
          YEAR SINCE PURCHASE                 OF DOLLARS INVESTED OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ---------------------------------  -------------------------
          First............................              5.0%
          Second...........................              4.0%
          Third............................              3.0%
          Fourth...........................              2.0%
          Fifth............................              1.0%
          Sixth............................              1.0%
          Seventh..........................              None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Pruchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE

EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See " Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan -- Class A Shares -- Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

    -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

    - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

    - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      Taxable Bond Funds
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

      Tax-Exempt Bond Funds
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      Global Funds
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

      Equity Funds
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

      Money Market Funds
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS.........................................................      2
  Risk Factors and Special Characteristics..............................      2
FUND EXPENSES...........................................................      4
FINANCIAL HIGHLIGHTS....................................................      5
HOW THE FUND INVESTS....................................................      8
  Investment Objective and Policies.....................................      8
  Other Investments and Policies........................................     12
  Investment Restrictions...............................................     13
HOW THE FUND IS MANAGED.................................................     13
  Manager...............................................................     13
  Distributor...........................................................     14
  Portfolio Transactions................................................     16
  Custodian and Transfer and Dividend Disbursing Agent..................     16
HOW THE FUND VALUES ITS SHARES..........................................     16
HOW THE FUND CALCULATES PERFORMANCE.....................................     17
TAXES, DIVIDENDS AND DISTRIBUTIONS......................................     17
GENERAL INFORMATION.....................................................     20
  Description of Shares.................................................     20
  Additional Information................................................     21
SHAREHOLDER GUIDE.......................................................     21
  How to Buy Shares of the Fund.........................................     21
  Alternative Purchase Plan.............................................     22
  How to Sell Your Shares...............................................     24
  Conversion Feature--Class B Shares....................................     27
  How to Exchange Your Shares...........................................     27
  Shareholder Services..................................................     29
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................    A-1



-------------------------------------------
MF 125A                                                                  44404BU


                 Class A: 74435M-70-5
       CUSIP Nos.: Class B: 74435M-80-4
                 Class C: 74435M-57-2

                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(MARYLAND SERIES)
-------------------------------------------

                [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MASSACHUSETTS SERIES)
----------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Massachusetts Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Massachusetts Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

  The Series' investment objective is to maximize current income that is exempt from Massachusetts state and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations. See "How the Fund Invests--Investment Objective and Policies-- Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.
  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?


  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.


HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers three classes of shares:

     - Class A Shares:  Sold with an initial  sales charge of  up to 3%  of the offering price.

     - Class B Shares:  Sold  without  an  initial  sales  charge  but  are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:  Sold  without an initial sales  charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                             (Massachusetts Series)

SHAREHOLDER TRANSACTION
    EXPENSES+                   CLASS A SHARES              CLASS B SHARES                CLASS C SHARES
                             ---------------------     -------------------------     -------------------------
  Maximum Sales Load
   Imposed on Purchases
   (as a percentage of
   offering price)......              3%                         None                          None
  Maximum Sales Load or
   Deferred Sales Load
   Imposed on Reinvested
   Dividends............             None                        None                          None
  Deferred Sales Load
   (as a percentage of
   original purchase
   price or redemption
   proceeds, whichever
   is lower)............             None              5% during the first year,     1% on redemptions made
                                                       decreasing by 1% annually     within one year of
                                                       to 1%  in the  fifth  and     purchase
                                                       sixth  years  and  0% the
                                                       seventh year*
  Redemption Fees.......             None                        None                          None
  Exchange Fee..........             None                        None                          None

ANNUAL FUND OPERATING
EXPENSES**
(as a percentage of
average net assets)             CLASS A SHARES              CLASS B SHARES                CLASS C SHARES
                             ---------------------     -------------------------     -------------------------
    Management Fees
     (Before Waiver)....               .50%                        .50%                          .50%
    12b-1 Fees..........               .10++                       .50                           .75++
    Other Expenses......               .39                         .39                           .39
                                        --
                                                                   ---                           ---
    Total Fund Operating
     Expenses (Before
     Waiver)............               .99%                       1.39%                         1.64%
                                        --
                                        --
                                                                   ---                           ---
                                                                   ---                           ---



                                                       1          3           5             10
EXAMPLE                                              YEAR       YEARS       YEARS         YEARS
                                                    -------    --------    --------      --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and
 (2) redemption at the end of each time period:
    Class A......................................     $40         $61         $83          $148
    Class B......................................     $64         $74         $86          $141
    Class C......................................     $27         $52         $89          $194
You would pay the following expenses on the same
 investment, assuming no redemption:
    Class A......................................     $40         $61         $83          $148
    Class B......................................     $14         $44         $76          $151
    Class C......................................     $17         $52         $89          $194
The above examples are based on restated data for the Series' fiscal year ended August 31,  1995.
THE  EXAMPLES  SHOULD NOT  BE  CONSIDERED A  REPRESENTATION OF  PAST  OR FUTURE  EXPENSES. ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and  expenses that  an investor  in the  Series will bear,  whether directly  or indirectly.  For more complete descriptions of the various costs and expenses,  see "How the Fund is Managed." "Other  Expenses"
includes  operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

---------------
   * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
  ** Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and .94%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.34%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.59%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
   + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
  ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.19% and 1.89%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                     CLASS A
                             --------------------------------------------------------
                                                                          JANUARY 22,
                                             YEAR ENDED                    1990 (A)
                                             AUGUST 31,                     THROUGH
                             ------------------------------------------   AUGUST 31,
                              1995     1994     1993     1992     1991       1990
                             ------   ------   ------   ------   ------   -----------
  PER SHARE OPERATING
   PERFORMANCE:
  Net asset value,
   beginning of period.....  $11.37   $12.17   $11.50   $10.94   $10.44   $ 10.70
                             ------   ------   ------   ------   ------   -----------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income....     .65(d)    .67     .68      .69      .70       .41
  Net realized and
   unrealized gain (loss)
   on
   investment
   transactions............     .26     (.73)     .67      .56      .50      (.26)
                             ------   ------   ------   ------   ------   -----------
    Total from investment
     operations............     .91     (.06)    1.35     1.25     1.20       .15
                             ------   ------   ------   ------   ------   -----------
  LESS DISTRIBUTIONS
  Dividends from net
   investment income.......    (.65)    (.67)    (.68)    (.69)    (.70)     (.41)
  Distributions from net
   realized gains..........      --     (.07)      --       --       --        --
                             ------   ------   ------   ------   ------   -----------
    Total distributions....    (.65)    (.74)    (.68)    (.69)    (.70)     (.41)
                             ------   ------   ------   ------   ------   -----------
  Net asset value, end of
   period..................  $11.63   $11.37   $12.17   $11.50   $10.94   $ 10.44
                             ------   ------   ------   ------   ------   -----------
                             ------   ------   ------   ------   ------   -----------
  TOTAL RETURN (C):........    8.33%    (.58)%  12.10%   11.76%   11.81%     1.41%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000)...................  $27,525  $2,293   $2,325   $  903   $  665   $   257
  Average net assets
   (000)...................  $15,837  $2,578   $1,336   $  770   $  344   $   127
  Ratios to average net
   assets:
    Expenses, including
     distribution fee......     .97%(d)    .87%    .95%    .99%    1.05%     1.04%(b)
    Expenses, excluding
     distribution fee......     .87%(d)    .77%    .85%    .89%     .95%      .95%(b)
    Net investment
     income................    5.59%(d)   5.60%   5.79%   6.14%    6.53%     6.60%(b)
  Portfolio turnover.......      36%      33%      56%      32%      34%       33%

  -----------------
 (a) Commencement of offering of Class A shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (d) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                         CLASS B
                           ----------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                           ----------------------------------------------------------------------------------------------------
                                                                                          1989
                            1995       1994      1993       1992      1991      1990      (B)       1988       1987       1986
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $11.36     $12.17     $11.49    $10.94    $10.44    $10.74    $10.53    $10.58     $11.47     $10.46
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....     .60(d)     .61       .63        .64       .65       .65      .68        .71(a)     .71(a)     .77(a)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............     .26       (.74)      .68        .55       .50      (.30)     .21       (.05)      (.67)      1.02
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
  Total from investment
   operations............     .86       (.13)     1.31       1.19      1.15       .35      .89        .66        .04       1.79
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......    (.60)      (.61)     (.63)      (.64)     (.65)     (.65)    (.68)      (.71)      (.71)      (.77)
Distributions from net
 realized gains..........      --       (.07)       --         --        --        --       --         --       (.22)      (.01)
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
  Total distributions....    (.60)      (.68)     (.63)      (.64)     (.65)     (.65)    (.68)      (.71)      (.93)      (.78)
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
Net asset value, end of
 period..................  $11.62     $11.36     $12.17    $11.49    $10.94    $10.44    $10.74    $10.53     $10.58     $11.47
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
                           ------     ------     -----     ------    ------    ------    ------    ------     ------     ------
TOTAL RETURN (C):........    7.90%     (1.15)%   11.77%     11.23%    11.38%     3.40%    8.67%      6.54%      0.31%     17.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $28,367    $55,420    $61,121   $53,449   $49,641   $50,575   $52,754   $45,278    $40,655    $33,041
Average net assets
 (000)...................  $39,455    $59,544    $55,965   $50,607   $49,083   $52,974   $49,841   $41,357    $38,462    $25,655
Ratios to average net
 assets:
  Expenses, including
   distribution fee......    1.34%(d)   1.27%     1.35%      1.39%     1.45%     1.37%    1.34%      1.22%(a)   1.15%(a)   1.15%(a)
  Expenses, excluding
   distribution fee......     .84%(d)    .77%      .85%       .89%      .95%      .90%     .87%       .72%(a)    .65%(a)    .67%(a)
  Net investment
   income................    5.37%(d)   5.20%     5.39%      5.74%     6.13%     6.21%    6.24%      6.76%(a)   6.34%(a)   6.85%(a)
Portfolio turnover.......      36%        33%       56%        32%       34%       33%      23%        41%       116%        55%

-----------------
 (a) Net of expense subsidy.
 (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
 (d) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)



    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                     CLASS C
                                                  ---------------------------------------------
                                                                                  AUGUST 1,
                                                                                  1994 (A)
                                                     YEAR ENDED                    THROUGH
                                                     AUGUST 31,                  AUGUST 31,
                                                        1995                        1994
                                                  -----------------           -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....               $ 11.36                     $ 11.41
                                                       -------                      ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income...................                   .57(d)                      .04
Net realized and unrealized gain (loss)
 on
 investment transactions................                   .26                        (.05)
                                                       -------                      ------
    Total from investment operations....                   .83                        (.01)
                                                       -------                      ------
LESS DISTRIBUTIONS
Dividends from net investment income....                  (.57)                       (.04)
Distributions from net realized gains...                    --                          --
                                                       -------                      ------
    Total distributions.................                  (.57)                       (.04)
                                                       -------                      ------

                                                        $11.62                      $11.36
Net asset value, end of period..........
                                                       -------                      ------
                                                       -------                      ------
TOTAL RETURN (C):.......................                  7.60%                       (.27)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period...............               $14,000                     $   216
Average net assets......................               $14,000                     $    15
Ratios to average net assets:
  Expenses, including distribution
   fee..................................                  1.60%(d)                    1.57%(b)
  Expenses, excluding distribution
   fee..................................                   .85%(d)                     .82%(b)
  Net investment income.................                  5.07%(d)                    5.06%(b)
Portfolio turnover......................                   36%                          33%
-----------------
(a)  Commencement of offering of Class C
 shares.
(b)  Annualized.
(c)  Total return  does not  consider the effects  of sales  loads. Total  return is calculated assuming a purchase of shares on  the first day and a sale  on the last day of each  period reported  and  includes  reinvestment of  dividends  and distributions.  Total  returns for periods of less than a full year are not annualized.
(d)  Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are derived from interest payments on Massachusetts Obligations or from long-term capital gains on certain Massachusetts Obligations. Massachusetts Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL MASSACHUSETTS OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Massachusetts Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Massachusetts Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Massachusetts Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MASSACHUSETTS OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Massachusetts and federal income taxes or the Series will have at least 80% of its total assets invested in Massachusetts Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Massachusetts Obligations or may invest its assets so that more than 20% of the income is subject to Massachusetts state or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The recent economic downturn had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. Since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of balanced budgets in both fiscal 1991-1992 and fiscal 1992-1993. On a statutory accounting basis, the Commonwealth reported that the Budgeted Operating Funds ended fiscal year 1993 with balances of $562.5 million. For fiscal year 1994, balances in the Budgeted Operating Funds improved on both the statutory accounting basis and GAAP basis of accounting. On a statutory accounting basis, the 1994 fiscal year ended with a balance of $509.9 million. On a GAAP accounting basis, the 1994 fiscal year ended with a balance of $72,000. Fiscal year 1995 collections, which were projected at $11.151 billion, exceeded estimates by $13 million. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISOR AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISOR FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .97%, 1.34% and 1.60% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee, net of waiver, of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager is Marie Conti, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988. Ms. Conti also manages Prudential Municipal Bond Fund, Intermediate Series and several of the other series of the Fund.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the

Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.


  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $10,600, which expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series, and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                        SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                         PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
 AMOUNT OF PURCHASE     OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
---------------------  -----------------  -----------------  -------------------
Less than $99,999              3.00%              3.09%               3.00%
$100,000 to $249,999           2.50               2.56                2.50
$250,000 to $499,999           1.50               1.52                1.50
$500,000 to $999,999           1.00               1.01                1.00
$1,000,000 and above         None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential

Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES

ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                               CONTINGENT DEFERRED SALES
                                                                CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                             OF DOLLARS INVESTED OR
PAYMENT MADE                                                      REDEMPTION PROCEEDS
------------------------------------------------------------  ---------------------------
First.......................................................                         5.0%
Second......................................................                         4.0%
Third.......................................................                         3.0%
Fourth......................................................                         2.0%
Fifth.......................................................                         1.0%
Sixth.......................................................                         1.0%
Seventh.....................................................                         None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE

EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD THE CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

        -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

        -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

        MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                PAGE
                                                ----
FUND HIGHLIGHTS.................................    2
  Risk Factors and Special Characteristics......    2
FUND EXPENSES...................................    4
FINANCIAL HIGHLIGHTS............................    5
HOW THE FUND INVESTS............................    8
  Investment Objective and Policies.............    8
  Other Investments and Policies................   12
  Investment Restrictions.......................   13
HOW THE FUND IS MANAGED.........................   13
  Manager.......................................   13
  Distributor...................................   14
  Portfolio Transactions........................   16
  Custodian and Transfer and Dividend Disbursing
   Agent........................................   16
HOW THE FUND VALUES ITS SHARES..................   16
HOW THE FUND CALCULATES PERFORMANCE.............   17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............   17
GENERAL INFORMATION.............................   20
  Description of Shares.........................   20
  Additional Information........................   21
SHAREHOLDER GUIDE...............................   21
  How to Buy Shares of the Fund.................   21
  Alternative Purchase Plan.....................   22
  How to Sell Your Shares.......................   24
  Conversion Feature--Class B Shares............   27
  How to Exchange Your Shares...................   27
  Shareholder Services..........................   29
THE PRUDENTIAL MUTUAL FUND FAMILY...............  A-1


-------------------------------------------
MF119A                                                                   44404AW


                   A: 74435M-65-5
         CUSIP Nos.: B: 74435M-66-3
                  C: 74435M-56-4

                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(MASSACHUSETTS SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(MASSACHUSETTS MONEY MARKET SERIES)
----------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1995

----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Massachusetts Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt Massachusetts state, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225 -1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the Massachusetts Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Massachusetts Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from Massachusetts state and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term Massachusetts state, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Massachusetts state and federal income taxes (Massachusetts Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.

    In seeking to achieve its investment objective, the Series will invest primarily in Massachusetts Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Massachusetts Obligations. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' shares. The Series currently reimburses PMFD for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 22.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 16.

  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                      (MASSACHUSETTS MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases................................  None
    Maximum Sales Load Imposed on Reinvested Dividends.....................  None
    Deferred Sales Load....................................................  None
    Redemption Fees........................................................  None
    Exchange Fee...........................................................  None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (Before Waiver)........................................   .500 %
    12b-1 Fees.............................................................   .125 %
    Other Expenses.........................................................   .375 %
                                                                             ------
    Total Fund Operating Expenses (Before Waiver)..........................  1.000 %
                                                                             ------
                                                                             ------



                                                              1      3      5     10
EXAMPLE                                                      YEAR  YEARS  YEARS  YEARS
                                                             ----  -----  -----  -----
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:                  $10   $ 32   $ 55   $121

The above example is based on restated  data for the Series' fiscal year ended  August
31,  1995. THE  EXAMPLE SHOULD NOT  BE CONSIDERED  A REPRESENTATION OF  PAST OR FUTURE
EXPENSES.   ACTUAL   EXPENSES   MAY   BE   GREATER   OR   LESS   THAN   THOSE   SHOWN.

The  purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly.
For more complete descriptions of the various costs and expenses, see "How the Fund is
Managed." "Other  Expenses"  includes  operating  expenses  of  the  Series,  such  as
Trustees'  and  professional  fees,  registration fees,  reports  to  shareholders and transfer agency and custodian fees.

  ------------------
  * Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (75%), Management Fees and Total Fund Operating Expenses would be .125% and .627%, respectively, of the Series' average net assets. See "How the Fund is Managed-- Manager--Fee Waivers."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)

  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                                           AUGUST 5,
                                                          YEAR ENDED AUGUST 31,             1991(A)
                                                    ----------------------------------      THROUGH
                                                     1995     1994     1993     1992    AUGUST 31, 1991
                                                    -------  -------  -------  -------  ---------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  1.00  $  1.00  $  1.00  $  1.00      $ 1.00
Net investment income and net realized
 gains (c)........................................     .031     .019     .021     .034        .003
Dividends and distributions to shareholders.......    (.031)   (.019)   (.021)   (.034)      (.003)
                                                    -------  -------  -------  -------      ------
Net asset value, end of period....................  $  1.00  $  1.00  $  1.00  $  1.00      $ 1.00
                                                    -------  -------  -------  -------      ------
                                                    -------  -------  -------  -------      ------
TOTAL RETURN (D):.................................     3.10%    1.89%    2.17%    3.44%       0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $56,822  $37,278  $36,608  $18,019      $6,365
Average net assets (000)..........................  $42,919  $42,427  $32,246  $15,477      $3,200
Ratios to average net assets (c):
    Expenses, including distribution fee..........     .627%    .620%    .365%    .125%       .125%(b)
    Expenses, excluding distribution fee..........     .502%    .495%    .240%     .00%        .00%(b)
    Net investment income.........................     3.14%    1.86%    2.11%    3.20%       4.46%(b)

------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Net of expense subsidy and/or management fee waiver.
(d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1995:



Value of hypothetical account at end of period.................  $1.000632903
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $0.000632903
                                                                 ------------
                                                                 ------------
CURRENT YIELD (0.000632903 X (365/7))+.........................     3.30%
EFFECTIVE ANNUAL YIELD, assuming daily compounding+............     3.36%
TAX-EQUIVALENT CURRENT YIELD (3.30%  DIVIDED BY (1 -
 46.85%))+.....................................................     6.21%

------------------------
+ After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax-equivalent yield would have been 2.93%, 2.98% and 5.51%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1995 was 46 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MASSACHUSETTS MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM MASSACHUSETTS STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MASSACHUSETTS STATE AND FEDERAL INCOME TAXES (MASSACHUSETTS OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for resident individuals and other resident noncorporate shareholders to the extent they are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations. The Massachusetts Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.

  ALL MASSACHUSETTS OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE SUCH RATING ORGANIZATION ASSIGNED A RATING, BY THAT RATING ORGANIZATION) OR (II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting Massachusetts Obligations for investment by the Series, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a Massachusetts Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MUNICIPAL OBLIGATIONS WHICH PAY INCOME EXEMPT FROM FEDERAL INCOME TAXES. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in municipal securities which pay income exempt from federal income taxes. These primarily will be Massachusetts Obligations, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Massachusetts Obligations that also meet the Series' credit quality and average weighted maturity requirements, to purchase Massachusetts Obligations. To the extent the Series invests in obligations other than Massachusetts Obligations, dividends derived therefrom likely will not be exempt from Massachusetts income taxes. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest its assets so that more than 20% of the income is subject to federal income taxes.

  THE SERIES ALSO MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MASSACHUSETTS OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Massachusetts Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN MASSACHUSETTS OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MASSACHUSETTS OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MASSACHUSETTS
OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The recent economic downturn had serious adverse effects on Massachusetts' financial operations and led to a massive accumulated deficit of $1.45 billion at the close of fiscal 1990. Since that time, Massachusetts has adopted more conservative revenue forecasting procedures and has moderated spending growth, resulting in the achievement of balanced budgets in both fiscal 1991-1992 and fiscal 1992-1993. On a statutory accounting basis, the Commonwealth reported that the Budgeted Operating Funds ended fiscal year 1993 with balances of $562.5 million. For fiscal year 1994, balances in the Budgeted Operating Funds improved on both the statutory accounting basis and GAAP basis of accounting. On a statutory accounting basis, the 1994 fiscal year ended with a balance of $509.9 million. On a GAAP accounting basis, the 1994 fiscal year ended with a balance of $72,000. Fiscal year 1995 collections, which were projected at $11.151 billion, exceeded estimates by $13 million. Inflexibility dictated by a heavy debt load and other substantial fixed costs, particularly pension contributions and transit subsidies, pose significant obstacles to continued progress. If either Massachusetts or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investment in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objectives and Policies-- Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES


  The Series may invest up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .627%. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid a management fee of .125 of 1% of the Series' average net assets after waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS



  Effective November 1, 1993, PMF agreed to waive 75% of its management fee. During the fiscal year ended August 31, 1995, PMF voluntarily waived $160,946 of its management fee (.375 of 1% of average net assets). The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1995, the Series paid PMFD a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Purchases of portfolio securities are made from dealers, underwriters and issuers; sales prior to maturity are made, for the most part, to dealers and issuers. The Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The policy of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street  Bank  and  Trust  Company, One  Heritage  Drive,  North  Quincy,
Massachusetts, 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under Massachusetts law, dividends paid by the Series are exempt from Massachusetts personal income tax for individuals and other noncorporate shareholders resident in Massachusetts to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on Massachusetts Obligations or are capital gain dividends for federal income tax purposes and are derived from long-term capital gains on certain Massachusetts Obligations.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Money Market Series, Massachusetts Series, Michigan Series, New Jersey Money Market Series, New Jersey Series, New York Income Series (not presently being offered), New York Money Market Series, New York Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New York Income Series and the New York Money Market Series, offer three classes, designated Class A, Class B and Class C shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P .M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P .M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities.
Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although

Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential  Securities  clients  wishing  additional  information   concerning
investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC


  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, Massachusetts Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (Massachusetts Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, Massachusetts Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have the free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.



  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command Program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits; a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.


  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P .M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you  purchase  shares of  the  Series through  PMFS,  you may  use  Regular
Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services, Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.


  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C shares of other series of the Fund or Class C shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABIITY OR COST WHICH RESULTS FROM ACTING

UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is made available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

      - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent. Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges discribed above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS


      Prudential Adjustable Rate Securities Fund, Inc.
      Prudential Diversified Bond Fund, Inc.
      Prudential Government Income Fund, Inc.
      Prudential Government Securities Trust
          Short-Intermediate Term Series
      Prudential High Yield Fund, Inc.
      Prudential Mortgage Income Fund, Inc.
      Prudential Structured Maturity Fund, Inc.
          Income Portfolio
      Prudential U.S. Government Fund
      The BlackRock Government Income Trust

                              TAX-EXEMPT BOND FUNDS

      Prudential California Municipal Fund
          California Series
          California Income Series

      Prudential Municipal Bond Fund
          High Yield Series
          Insured Series
          Intermediate Series


      Prudential Municipal Series Fund
          Florida Series
          Hawaii Income Series
          Maryland Series
          Massachusetts Series
          Michigan Series
          New Jersey Series
          New York Series
          North Carolina Series
          Ohio Series
          Pennsylvania Series

      Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS


      Prudential Europe Growth Fund, Inc.
      Prudential Global Fund, Inc.
      Prudential Global Genesis Fund, Inc.
      Prudential Global Limited Maturity Fund, Inc.
          Global Assets Portfolio
          Limited Maturity Portfolio


      Prudential Global Natural Resources Fund, Inc.
      Prudential Intermediate Global Income Fund, Inc.
      Prudential Pacific Growth Fund, Inc.
      Global Utility Fund, Inc.


                               EQUITY FUNDS


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio


Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


                            MONEY MARKET FUNDS

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series

Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series


- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................   10
HOW THE FUND IS MANAGED........................   10
  Manager......................................   10
  Distributor..................................   11
  Portfolio Transactions.......................   12
  Custodian and Transfer and
   Dividend Disbursing Agent...................   12
HOW THE FUND VALUES ITS SHARES.................   13
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   13
GENERAL INFORMATION............................   15
  Description of Shares........................   15
  Additional Information.......................   15
SHAREHOLDER GUIDE..............................   16
  How to Buy Shares of the Fund................   16
  How to Sell Your Shares......................   19
  How to Exchange Your Shares..................   21
  Shareholder Services.........................   22
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1

     -------------------------------------------
MF139A                                         444240c

                              CUSIP No: 74435M-63-0


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL SERIES
FUND

(MASSACHUSETTS MONEY MARKET SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND
(MICHIGAN SERIES)
----------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Michigan Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Michigan Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Michigan Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?


  The Series' investment objective is to maximize current income that is exempt from Michigan State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Michigan State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Michigan State and federal income taxes (Michigan Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.


RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Michigan Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Michigan Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 28.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers three classes of shares:

    - Class A Shares:   Sold with an  initial sales charge  of up to  3% of  the
                        offering price.

    - Class B Shares:    Sold without an initial sales charge but are subject to
                         a  contingent deferred sales  charge or CDSC (declining
                         from 5% to zero of the lower of the amount invested  or
                         the  redemption  proceeds)  which  will  be  imposed on
                         certain redemptions made within six years of  purchase.
                         Although  Class B shares are  subject to higher ongoing
                         distribution-related  expenses  than  Class  A  shares,
                         Class  B shares  will automatically convert  to Class A
                         shares   (which   are   subject   to   lower    ongoing
                         distribution-related   expenses)   approximately  seven
                         years after purchase.

    - Class C Shares:    Sold without an initial sales charge and, for one  year
                         after   purchase,  are   subject  to   a  1%   CDSC  on
                         redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                               (MICHIGAN SERIES)

                                                         CLASS A
SHAREHOLDER TRANSACTION EXPENSES+                        SHARES         CLASS B SHARES     CLASS C SHARES
                                                      -------------  --------------------  ---------------
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)..................       3%                None               None
    Maximum Sales Load or Deferred Sales Load
     Imposed on
     Reinvested Dividends...........................      None               None               None
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds,
     whichever is lower)............................      None       5%  during the first       1% on
                                                                     year, decreasing  by    redemptions
                                                                     1% annually to 1% in  made within one
                                                                     the  fifth and sixth      year of
                                                                     years  and  0%   the     purchase
                                                                     seventh year*
    Redemption Fees.................................      None               None               None
    Exchange Fee....................................      None               None               None


ANNUAL FUND OPERATING EXPENSES**
 (as a percentage of average net assets)               CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                                      -----------------  ------------------------  -------------------
    Management Fees (Before Waiver).................          .50%                    .50%                   .50%
    12b-1 Fees......................................          .10++                   .50                    .75++
    Other Expenses..................................          .42                     .42                    .42
                                                              ---                     ---                    ---
    Total Fund Operating Expenses (Before Waiver)...         1.02%                   1.42%                  1.67%
                                                              ---                     ---                    ---
                                                              ---                     ---                    ---



                                                                              1      3      5     10
EXAMPLE                                                                      YEAR  YEARS  YEARS  YEARS
                                                                             ----  -----  -----  -----
You would pay the following expenses on a $1,000 investment, assuming (1)
 5% annual return and (2) redemption at the end of each time period:
    Class A................................................................  $40   $ 61   $ 85   $151
    Class B................................................................  $64   $ 75   $ 88   $154
    Class C................................................................  $27   $ 53   $ 91   $198
You would pay the following expenses on the same investment, assuming no redemption:
    Class A................................................................  $40   $ 61   $ 85   $151
    Class B................................................................  $14   $ 45   $ 78   $154
    Class C................................................................  $17   $ 53   $ 91   $198
The  above examples are based on restated data for the Series' fiscal year ended
August 31, 1995. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF  PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The  purpose of this table  is to assist investors  in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete  descriptions of the  various costs and  expenses, see  "How the Fund is Managed."  "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees,  reports to shareholders and transfer agency and custodian fees.

    ---------------
    * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."
   ** Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.05 of 1%), Management Fees and Total Fund Operating Expenses would be .45% and .97%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.37%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.62%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
    + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
   ++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.22% and 1.92%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                         CLASS A
                                ---------------------------------------------------------
                                                                              JANUARY 22,
                                                                               1990 (A)
                                           YEAR ENDED AUGUST 31,                THROUGH
                                -------------------------------------------   AUGUST 31,
                                 1995     1994     1993     1992      1991       1990
                                ------   ------   ------   -------   ------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $11.75   $12.51   $11.90   $ 11.30   $10.81     $11.02
                                ------   ------   ------   -------   ------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........     .64(e)    .64     .67       .68      .67        .41
Net realized and unrealized
 gain (loss) on investment
 transactions.................     .17     (.69)     .71       .60      .49       (.21)
                                ------   ------   ------   -------   ------   -----------
    Total from investment
     operations...............     .81     (.05)    1.38      1.28     1.16        .20
                                ------   ------   ------   -------   ------   -----------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................    (.64)    (.64)    (.67)     (.68)    (.67)      (.41)
Distributions from net
 realized gains...............    (.03)    (.07)    (.10)       --       --         --
                                ------   ------   ------   -------   ------   -----------
    Total distributions.......    (.67)    (.71)    (.77)     (.68)    (.67)      (.41)
                                ------   ------   ------   -------   ------   -----------
Net asset value, end of
 period.......................  $11.89   $11.75   $12.51   $ 11.90   $11.30     $10.81
                                ------   ------   ------   -------   ------   -----------
                                ------   ------   ------   -------   ------   -----------
TOTAL RETURN (C):.............   7.13%    (0.38)%  11.95%    11.63%   11.04%      1.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)........................  $27,024  $4,706   $3,814   $ 1,618   $  835     $  501
Average net assets (000)......  $16,932  $4,505   $2,285   $ 1,235   $  694     $  365
Ratios to average net assets:
  Expenses, including
   distribution fee...........    1.02%(e)    .91%    .96%(d)     .98%   1.09%     1.09%(b)
  Expenses, excluding
   distribution fee...........     .92%(e)    .81%    .86%(d)     .88%    .99%      .99%(b)
  Net investment income.......    5.31%(e)   5.27%   5.51%(d)    5.82%   6.09%     6.25%(b)
Portfolio turnover rate.......      33%      12%      14%       30%      62%        55%

---------------
 (a) Commencement of offering of Class A shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (d) Restated
 (e) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                         CLASS B
                             ------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED AUGUST 31,
                             ------------------------------------------------------------------------------------------------
                                                                                       1989
                              1995      1994       1993     1992     1991     1990     (B)        1988       1987       1986
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning
 of year...................  $11.75    $12.51     $11.90   $11.30   $10.81   $11.03   $10.57     $10.85     $11.94     $10.50
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income......     .59(e)    .59        .62      .63      .63      .65     .68         .72(a)     .73(a)    .82(a)
Net realized and unrealized
 gain (loss) on investment
 transactions..............     .16      (.69)       .71      .60      .49     (.22)    .46        (.28)      (.44)     1.44
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
    Total from investment
     operations............     .75      (.10)      1.33     1.23     1.12      .43    1.14         .44        .29      2.26
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
LESS DISTRIBUTIONS
Dividends from net
 investment income.........    (.59)     (.59)      (.62)    (.63)    (.63)    (.65)   (.68)       (.72)      (.73)     (.82)
Distributions from net
 realized gains............    (.03)     (.07)      (.10)      --       --       --      --          --       (.65)       --
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
    Total distributions....    (.62)     (.66)      (.72)    (.63)    (.63)    (.65)   (.68)       (.72)     (1.38)     (.82)
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
Net asset value, end of
 year......................  $11.88    $11.75     $12.51   $11.90   $11.30   $10.81   $11.03     $10.57     $10.85     $11.94
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
                             ------    ------     ------   ------   ------   ------   ------     ------     ------     ------
TOTAL RETURN (C):..........   6.60%     (0.78)%    11.51%   11.18%   10.60%    4.02%  11.08%       4.34%      2.52%    22.38%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000).....................  $41,459   $70,112    $70,302  $56,095  $59,400  $49,923  $47,025    $40,489    $40,597    $32,139
Average net assets (000)...  $52,216   $72,095    $61,548  $52,137  $50,809  $48,694  $43,957    $39,246    $39,088    $25,698
Ratios to average net
 assets:
  Expenses, including
   distribution fee........    1.37%(e)   1.31%     1.36%(d)   1.38%   1.49%   1.44%   1.35%       1.20%(a)   1.13%(a)  1.14%(a)
  Expenses, excluding
   distribution fee........     .87%(e)    .81%      .86%(d)    .88%    .99%    .97%    .96%        .72%(a)    .66%(a)   .66%(a)
  Net investment income....    5.04%(e)   4.87%     5.11%(d)   5.42%   5.66%   5.95%   6.20%       6.85%(a)   6.40%(a)  7.07%(a)
Portfolio turnover rate....      33%       12%        14%      30%      62%      55%     36%        156%       105%      123%

---------------
 (a) Net of expense subsidy.
 (b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
 (d) Restated.
 (e) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)



  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                CLASS C
                                                       -------------------------
                                                                             AUGUST 1,
                                                                             1994 (A)
                                                YEAR ENDED                    THROUGH
                                                AUGUST 31,                  AUGUST 31,
                                                   1995                        1994
                                             -----------------           -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................               $ 11.75                     $ 11.78
                                                   ------                      ------

INCOME FROM INVESTMENT OPERATIONS
-----------------------------------
Net investment income..............                   .56(d)                      .04
Net realized and unrealized gain
 (loss) on
 investment transactions...........                   .16                        (.03)
                                                   ------                      ------
    Total from investment
     operations....................                   .72                         .01
                                                   ------                      ------
LESS DISTRIBUTIONS
-----------------------------------
Dividends from net investment
 income............................                  (.56)                       (.04)
Distributions from net realized
 gains.............................                  (.03)                    --
                                                   ------                      ------
    Total distributions............                  (.59)                       (.04)
                                                   ------                      ------
Net asset value, end of period.....               $ 11.88                     $ 11.75
                                                   ------                      ------
                                                   ------                      ------
TOTAL RETURN (C):..................                  6.29%                       0.06%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....               $   100                     $ 200(e)
Average net assets (000)...........               $    61                     $ 199(e)
Ratios to average net assets:
  Expenses, including distribution
   fee.............................                  1.68%(d)                    2.15%(b)
  Expenses, excluding distribution
   fee.............................                   .93%(d)                    1.39%(b)
  Net investment income............                  4.66%(d)                    4.56%(b)
Portfolio turnover rate............                   33%                          12%

---------------
 (a) Commencement of offering of Class C shares.
 (b) Annualized.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (d) Net of management fee waiver.
 (e) Figures are actual and not rounded to the nearest thousand.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE MICHIGAN SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM MICHIGAN STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN MICHIGAN STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM MICHIGAN STATE AND FEDERAL INCOME TAXES (MICHIGAN OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Michigan law, dividends paid by the Series are exempt from Michigan income tax and single business tax for resident individuals and corporations to the extent they are derived from interest payments on Michigan Obligations. Michigan Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for the inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL MICHIGAN OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Michigan Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Michigan Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Michigan Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN MICHIGAN OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Michigan State and federal income taxes or the Series will have at least 80% of its total assets invested in Michigan Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances, time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Michigan Obligations or may invest its assets so that more than 20% of the income is subject to Michigan State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the
Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON MICHIGAN OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Michigan Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN MICHIGAN OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM MICHIGAN OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF MICHIGAN OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Michigan encountered financial difficulties during the late 1980's, largely as a result of poor conditions in the automotive industry. Recovery, however, has proved to be robust in Michigan as employment levels reached an all-time high in 1995. Michigan's economy is among the most cyclical of all the states and remains dependent on domestic auto production and durable goods consumption. Despite budget problems of over-estimation of revenues and under-estimation of expenses and the resulting drawdown on the State's Budget Stabilization Fund in recent years, for fiscal 1993 the State achieved a budget surplus as a result of accounting adjustments and other payment deferrals. At the end of fiscal 1994, the State's Budget Stabilization Fund had increased to $780 million and it was expected to reach $1.1 billion by the end of fiscal 1995 (September 30) as the result of continuing surpluses in the State's General Fund balance. Strong revenue growth continued in fiscal 1995, with the State's original revenue projections being revised upward by over $350 million in January 1995, with only a slight downward revision in estimates of $47 million in May 1995. The market value and the marketability of Michigan Obligations may be affected adversely by the same factors that affect Michigan's economy generally. If either Michigan or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waiver, were 1.02%, 1.37% and 1.68% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Series is Marie Conti, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since December 1994 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.



  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitute a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under Michigan law, dividends paid by the Series that are derived from interest payments attributable to Michigan Obligations are exempt from Michigan income tax and any income taxes imposed by cities in Michigan for individuals who reside in Michigan and from the Michigan single business tax for corporations that are subject to such tax to the extent such dividends are exempt from federal income tax (except for possible application of the alternative minimum tax). An investment in the Series, to the extent attributable to interest on Michigan Obligations, will also be excluded from the Michigan intangibles tax.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii

Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and are identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above             None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                              CONTINGENT DEFERRED
                                                     SALES
                                             CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                          OF DOLLARS INVESTED OR
PAYMENT MADE                                  REDEMPTION PROCEEDS
------------------------------------------  ------------------------
First.....................................               5.0%
Second....................................               4.0%
Third.....................................               3.0%
Fourth....................................               2.0%
Fifth.....................................               1.0%
Sixth.....................................               1.0%
Seventh...................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

        - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS

  Prudential Adjustable Rate Securities Fund, Inc.
  Prudential Diversified Bond Fund, Inc.
  Prudential Government Income Fund, Inc.
  Prudential Government Securities Trust
    Short-Intermediate Term Series
  Prudential High Yield Fund, Inc.
  Prudential Mortgage Income Fund, Inc.
  Prudential Structured Maturity Fund, Inc.
    Income Portfolio
  Prudential U.S. Government Fund
  The BlackRock Government Income Trust

       TAX-EXEMPT BOND FUNDS

  Prudential California Municipal Fund
    California Series
    California Income Series
  Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
  Prudential Municipal Series Fund
    Florida Series
    Hawaii Income Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
  Prudential National Municipals Fund, Inc.

       GLOBAL FUNDS

  Prudential Europe Growth Fund, Inc.
  Prudential Global Fund, Inc.
  Prudential Global Genesis Fund, Inc.
  Prudential Global Limited Maturity Fund, Inc.
    Global Assets Portfolio
    Limited Maturity Portfolio
  Prudential Global Natural Resources Fund, Inc.
  Prudential Intermediate Global Income Fund, Inc.
  Prudential Pacific Growth Fund, Inc.
  Global Utility Fund, Inc.

       EQUITY FUNDS

  Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio
  Prudential Equity Fund, Inc.
  Prudential Equity Income Fund
  Prudential Growth Opportunity Fund, Inc.
  Prudential Jennison Fund, Inc.
  Prudential Multi-Sector Fund, Inc.
  Prudential Utility Fund, Inc.
  Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

       MONEY MARKET FUNDS


  -TAXABLE MONEY MARKET FUNDS
  Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
  Prudential Special Money Market Fund
    Money Market Series
  Prudential MoneyMart Assets
  -TAX-FREE MONEY MARKET FUNDS
  Prudential Tax-Free Money Fund
  Prudential California Municipal Fund
    California Money Market Series
  Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
  -COMMAND FUNDS
  Command Money Fund
  Command Government Fund
  Command Tax-Free Fund
  -INSTITUTIONAL MONEY MARKET FUNDS
  Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

    No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        16
HOW THE FUND VALUES ITS SHARES..................        16
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        17
GENERAL INFORMATION.............................        19
  Description of Shares.........................        19
  Additional Information........................        20
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        22
  How to Sell Your Shares.......................        24
  Conversion Feature--Class B Shares............        26
  How to Exchange Your Shares...................        27
  Shareholder Services..........................        28
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1

-------------------------------------------

MF 120A                                                                  44404CS
                                   Class A: 74435M-67-1
                        CUSIP Nos.: Class B: 74435M-68-9
                                   Class C: 74435M-55-6


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(MICHIGAN SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW JERSEY SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New Jersey Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New Jersey State income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New Jersey Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

 WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


   Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Series is offered through this Prospectus.


 WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

   The Series' investment objective is to maximize current income that is exempt from New Jersey State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

 RISK FACTORS AND SPECIAL CHARACTERISTICS

   In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

 WHO MANAGES THE FUND?


   Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


 WHO DISTRIBUTES THE SERIES' SHARES?

   Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

   Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.
   See "How the Fund is Managed--Distributor" at page 14.

 WHAT IS THE MINIMUM INVESTMENT?

   The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide-- Shareholder Services" at page 29.

 HOW DO I PURCHASE SHARES?

   You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 17 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

 WHAT ARE MY PURCHASE ALTERNATIVES?

   The Series offers three classes of shares:

        - Class A Shares:  Sold with an initial sales charge of up to  3%
                           of the offering price.

        - Class B Shares:  Sold  without an initial  sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

        - Class C Shares:  Sold  without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

   See "Shareholder Guide--Alternative Purchase Plan" at page 22.

 HOW DO I SELL MY SHARES?

   You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

 HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

   The Series expects to declare daily and pay monthly dividends of net investment income,if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                              (NEW JERSEY SERIES)

SHAREHOLDER TRANSACTION EXPENSES+                   CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
                                                 ---------------------  ----------------------------  --------------------
    Maximum Sales Load Imposed on Purchases (as           3%                        None                      None
     a percentage of offering price)...........
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends...........          None                       None                      None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower).............          None           5%  during  the  first year,  1%  on   redemptions
                                                                        decreasing by 1% annually to  made within one year
                                                                        1%  in  the fifth  and sixth  of purchase
                                                                        years  and  0%  the  seventh
                                                                        year*
    Redemption Fees............................          None                       None                      None
    Exchange Fee...............................          None                       None                      None


ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)            CLASS A SHARES           CLASS B SHARES                CLASS C SHARES
                                                  -----------------   ---------------------------   ---------------------------
    Management Fees (Before Waiver).............          .50%                     .50%                          .50%
    12b-1 Fees..................................          .10++                    .50                           .75++
    Other Expenses..............................          .12                      .12                           .12
    Total Fund Operating Expenses (Before
     Waiver)....................................          .72%                    1.12%                         1.37%



                                            1          3          5          10
EXAMPLE                                   YEAR       YEARS      YEARS       YEARS
                                          -----      -----      -----       -----
You would pay the following expenses
 on a $1,000 investment, assuming (1)
 5% annual return and (2) redemption
 at the end of each time period:
    Class A..........................      $37        $52        $69        $117
    Class B..........................      $61        $66        $72        $110
    Class C..........................      $24        $43        $75        $165
You would pay the following expenses
 on the same investment, assuming no
 redemption:
    Class A..........................      $37        $52        $69        $117
    Class B..........................      $11        $36        $62        $120
    Class C..........................      $14        $43        $75        $165
The  above examples are based on restated  data for the Series' fiscal year ended
August 31, 1995. THE EXAMPLES SHOULD  NOT BE CONSIDERED A REPRESENTATION OF  PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The  purpose of this  table is to  assist investors in  understanding the various costs and expenses that an investor in the Series will bear, whether directly  or indirectly. For more complete descriptions of the various costs and expenses, see
"How  the Fund is  Managed." "Other Expenses" includes  operating expenses of the
Series, such as Trustees'  and professional fees,  registration fees, reports  to shareholders and transfer agency and custodian fees.

---------------
 *Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
 **Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the partial management fee waiver. At the current level of management fee waiver (35%), Management Fees would be .325% for Class A, Class B and Class C shares and Total Fund Operating Expenses would be .545% for Class A shares, .945% for Class B shares and 1.195% for Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
 +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
 ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .92% and 1.62%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

    The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                                        CLASS A
                                                           ------------------------------------------------------------------
                                                                                                                  JANUARY 22,
                                                                                                                   1990 (A)
                                                                           YEAR ENDED AUGUST 31,                    THROUGH
                                                           -----------------------------------------------------  AUGUST  31,
                                                             1995       1994       1993       1992       1991        1990
                                                           ---------  ---------  ---------  ---------  ---------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................... $  10.81    $ 11.74    $ 11.15   $  10.73   $  10.16     $ 10.30
                                                           ---------  ---------  ---------  ---------  ---------  -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c).................................      .61        .61        .64        .67        .69         .41
Net realized and unrealized gain (loss) on investment
 transactions.............................................      .17       (.75)       .71        .51        .59        (.14)
                                                           ---------  ---------  ---------  ---------  ---------  -----------
    Total from investment operations......................      .78       (.14)      1.35       1.18       1.28         .27
                                                           ---------  ---------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
Dividends from net investment income......................     (.61)      (.61)      (.64)      (.67)      (.69)       (.41)
Distributions from net realized gains.....................       --       (.18)      (.12)      (.09)      (.02)         --
                                                           ---------  ---------  ---------  ---------  ---------  -----------
    Total distributions...................................     (.61)      (.79)      (.76)      (.76)      (.71)       (.41)
                                                           ---------  ---------  ---------  ---------  ---------  -----------
Net asset value, end of period............................ $  10.98    $ 10.81    $ 11.74   $  11.15   $  10.73     $ 10.16
                                                           ---------  ---------  ---------  ---------  ---------  -----------
                                                           ---------  ---------  ---------  ---------  ---------  -----------
TOTAL RETURN (D):.........................................     7.55%    (1.27)%     12.57%     11.35%     12.96%       2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................... $ 49,666    $14,774    $15,501   $ 11,941   $  8,041     $ 3,616
Average net assets (000).................................. $ 30,290    $15,334    $13,444   $  9,759   $  5,637     $ 1,902
Ratios to average net assets: (c)
  Expenses, including distribution fees...................      .55%       .58%       .61%       .48%       .29%        .20%(b)
  Expenses, excluding distribution fees...................      .45%       .48%       .51%       .38%       .19%        .10%(b)
  Net investment income...................................     5.65%      5.42%      5.63%      6.14%      6.58%       6.79%(b)
Portfolio turnover........................................       37%        34%        32%        38%       116%         87%

---------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c) Net of management and/or distribution fee waiver.
(d)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

    The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                                CLASS B
                                       -----------------------------------------------------------------------------------------
                                                                                                                      MARCH 4,
                                                                                                                      1988 (A)
                                                                  YEAR ENDED AUGUST 31,                               THROUGH
                                       ---------------------------------------------------------------------------  AUGUST   31,
                                         1995       1994       1993       1992       1991       1990     1989 (D)       1988
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................... $  10.81   $  11.74   $  11.15   $  10.73   $  10.16   $  10.33   $   9.95    $  10.00
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c).............      .57        .56        .59        .63        .65        .67        .73         .36
Net realized and unrealized gain
 (loss) on investment transactions....      .17       (.75)       .71        .51        .59       (.14)       .38        (.05)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
    Total from investment
     operations.......................      .74       (.19)      1.30       1.14       1.24        .53       1.11         .31
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
LESS DISTRIBUTIONS
Dividends from net investment
 income...............................     (.57)      (.56)      (.59)      (.63)      (.65)      (.67)      (.73)       (.36)
Distributions from net realized
 gains................................       --       (.18)      (.12)      (.09)      (.02)      (.03)        --          --
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
    Total distributions...............     (.57)      (.74)      (.71)      (.72)      (.67)      (.70)      (.73)       (.36)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
Net asset value, end of period........ $  10.98   $  10.81   $  11.74   $  11.15   $  10.73   $  10.16   $  10.33    $   9.95
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ------------
TOTAL RETURN (E):.....................     7.12%    (1.67)%     12.12%     10.93%     12.52%      5.28%     11.48%       3.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)....... $246,202   $323,077   $351,878   $295,781   $244,322   $180,636   $125,650    $ 28,815
Average net assets (000).............. $274,995   $343,941   $316,372   $269,318   $208,893   $155,162   $ 79,269    $ 19,806
Ratios to average net assets: (c)
  Expenses, including distribution
   fees...............................      .95%       .98%      1.01%       .88%       .69%       .50%       .20%          0%
  Expenses, excluding distribution
   fees...............................      .45%       .48%       .51%       .38%       .19%       .10%       .14%          0%
  Net investment income...............     5.30%      5.02%      5.23%      5.74%      6.18%      6.50%      6.55%       6.27%(b)
Portfolio turnover....................       37%        34%        32%        38%       116%        87%        20%         96%

---------------
(a) Commencement of offering of Class B shares.
(b) Annualized.
(c) Net of expense subsidy and management and/or distribution fee waiver.
(d)On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
(e)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)


    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                  CLASS C
                                         --------------------------
                                                        AUGUST 1,
                                                         1994 (A)
                                          YEAR ENDED     THROUGH
                                          AUGUST 31,    AUGUST 31,
                                             1995          1994
                                         ------------  ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $10.81        $10.83
                                            ------        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (c)...............       .54           .04
Net realized and unrealized gain (loss)
 on investment transactions.............       .17          (.02)
                                            ------        ------
    Total from investment operations....       .71           .02
                                            ------        ------
LESS DISTRIBUTIONS
Dividends from net investment income....      (.54)         (.04)
Distributions from net realized gains...        --            --
                                            ------        ------
    Total distributions.................      (.54)         (.04)
                                            ------        ------
Net asset value, end of period..........    $10.98        $10.81
                                            ------        ------
                                            ------        ------
TOTAL RETURN (D):.......................      6.85%         1.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $1,502        $  240
Average net assets (000)................    $  790        $   11
Ratios to average net assets: (c)
  Expenses, including distribution
   fee..................................      1.20%         1.29%(b)
  Expenses, excluding distribution
   fee..................................       .45%          .54%(b)
  Net investment income.................      4.99%         5.06%(b)
Portfolio turnover......................        37%           34%

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Net of management fee waiver.
(d)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE INCOME TAX AND FEDERAL INCOME TAX (NEW JERSEY OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from State and local taxation by the laws of New Jersey or the United States. New Jersey Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL NEW JERSEY OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the New Jersey Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase New Jersey Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New Jersey Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit,  bankers  acceptances and  time  deposits or  other  short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  If the Series fails to qualify as a "qualified investment fund" under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a "qualified investment fund," the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.

  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying securities. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON. THE SERIES MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON TO THE EXTENT THEY ARE RELATED FINANCIAL INSTRUMENTS FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. The economic slowdown which began in 1989 translated into revenue shortfalls and operating deficits in fiscal 1989, 1990 and 1991. Surplus balances, which had peaked at over $1.2 billion in fiscal 1988, fell to $116 million by fiscal year-end 1991. The challenge to balance the fiscal year 1993 budget was made greater by the 1992 1% reduction in the State sales tax. To balance the budget for the last three years, the State has utilized nonrecurring revenues and expenditure deferrals. The fiscal 1995 ending balances were $966 million, up from $455 originally budgeted. The fiscal 1996 budget plans a $549 million ending balance, prior to inclusion of any lapsed appropriations. Furthermore, the fiscal 1996 budget enacts the third and final phase of the administration's multi-year 30% personal income tax reduction, which is effective in January 1996. Spending reductions in current and future years rely on savings from reduced costs of the State's employee workforce. If either New Jersey or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of management fee waivers, were .55%, .95% and 1.20% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee, net of waiver, of .342 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.

  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.



  The current portfolio manager is Marie Conti, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988. Ms. Conti also manages Prudential Municipal Bond Fund, Intermediate Series and several of the other series of the Fund.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


    FEE WAIVERS



  During the fiscal year ended August 31, 1995, PMF voluntarily waived $483,073 (.16% of average net assets) of its management fee. For the four months ended December 31, 1994, PMF agreed to waive 25% of its management fee. For the eight months ended August 31, 1995, PMF agreed to waive 35% of its management fee. Thereafter, PMF may from time to time waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate total return" reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey Corporation Business tax or corporation income tax and may increase liability under the federal alternative minimum tax.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $1,683,745, which expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS

THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED

UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                  3.00%              3.09%               3.00%
$100,000 to $249,999               2.50               2.56                2.50
$250,000 to $499,999               1.50               1.52                1.50
$500,000 to $999,999               1.00               1.01                1.00
$1,000,000 and above             None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer

Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of your Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES


  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares of the Series to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                CONTINGENT DEFERRED
                                                                       SALES
                                                               CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                            OF DOLLARS INVESTED OR
PAYMENT MADE                                                    REDEMPTION PROCEEDS
------------------------------------------------------------  ------------------------
First.......................................................               5.0%
Second......................................................               4.0%
Third.......................................................               3.0%
Fourth......................................................               2.0%
Fifth.......................................................               1.0%
Sixth.......................................................               1.0%
Seventh.....................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account
      (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

        - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

        - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS

 Prudential Adjustable Rate Securities Fund, Inc.
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 Prudential U.S. Government Fund
 The BlackRock Government Income Trust

       TAX-EXEMPT BOND FUNDS

 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
 Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.

       GLOBAL FUNDS

 Prudential Europe Growth Fund, Inc.
 Prudential Global Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Global Assets Portfolio
   Limited Maturity Portfolio
 Prudential Global Natural Resources Fund, Inc.
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Global Utility Fund, Inc.

       EQUITY FUNDS

 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Growth Opportunity Fund, Inc.
 Prudential Jennison Fund, Inc.
 Prudential Multi-Sector Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

       MONEY MARKET FUNDS

 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund
   Money Market Series
 Prudential MoneyMart Assets
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
 -COMMAND FUNDS
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 -INSTITUTIONAL MONEY MARKET FUNDS
 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS...........................................................    2
  Risk Factors and Special Characteristics................................    2
FUND EXPENSES.............................................................    4
FINANCIAL HIGHLIGHTS......................................................    5
HOW THE FUND INVESTS......................................................    8
  Investment Objective and Policies.......................................    8
  Other Investments and Policies..........................................   12
  Investment Restrictions.................................................   13
HOW THE FUND IS MANAGED...................................................   13
  Manager.................................................................   13
  Distributor.............................................................   14
  Portfolio Transactions..................................................   16
  Custodian and Transfer and Dividend Disbursing Agent....................   16
HOW THE FUND VALUES ITS SHARES............................................   17
HOW THE FUND CALCULATES PERFORMANCE.......................................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS........................................   18
GENERAL INFORMATION.......................................................   20
  Description of Shares...................................................   20
  Additional Information..................................................   21
SHAREHOLDER GUIDE.........................................................   21
  How to Buy Shares of the Fund...........................................   21
  Alternative Purchase Plan...............................................   22
  How to Sell Your Shares.................................................   24
  Conversion Feature--Class B Shares......................................   27
  How to Exchange Your Shares.............................................   28
  Shareholder Services....................................................   29
THE PRUDENTIAL MUTUAL FUND FAMILY.........................................  A-1

                  -------------------------------------------
MF138A                                                                   642873R

                                   Class A: 74435M-78-8
                                   Class B: 74435M-79-6
                                   Class C: 74435M-53-1
                             Cusip
                             Nos.:


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(NEW JERSEY SERIES)
--------------------------------------

                                     [LOGO]

Prudential Municipal Series Fund

(New Jersey Money Market Series)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New Jersey Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and is designed to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New Jersey State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New Jersey Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New Jersey Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from New Jersey State and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New Jersey State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New Jersey State and federal income taxes (New Jersey Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 13.

    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in New Jersey Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New Jersey Obligations. The Series is non-diversified so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves more risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' shares. The Series currently reimburses PMFD for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 11.

  WHAT IS THE MINIMUM INVESTMENT?


    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 16 and "Shareholder Guide--Shareholder Services" at page 22.


  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 13 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 16.

  HOW DO I SELL MY SHARES?


    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.


  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 13.

                                 FUND EXPENSES
                        (NEW JERSEY MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases.................................    None
    Maximum Sales Load Imposed on Reinvested Dividends......................    None
    Deferred Sales Load.....................................................    None
    Redemption Fees.........................................................    None
    Exchange Fee............................................................    None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (Before Waiver).........................................    .500%
    12b-1 Fees..............................................................    .125%
    Other Expenses..........................................................    .139%
                                                                              ---------
    Total Fund Operating Expenses (Before Waiver)...........................    .764%
                                                                              ---------
                                                                              ---------



                                                          1          3          5         10
EXAMPLE                                                 YEAR       YEARS      YEARS      YEARS
                                                      ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period: ........     $8         $24        $42        $95

The  above example is based on restated data for  the Series' fiscal year ended August 31, 1995.
THE EXAMPLE  SHOULD NOT  BE  CONSIDERED A  REPRESENTATION OF  PAST  OR FUTURE  EXPENSES.  ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

The  purpose of  this table  is to  assist an  investor in  understanding the  various costs and expenses that an  investor in the  Series will bear,  whether directly or  indirectly. For  more complete  descriptions of the various costs and expenses,  see "How the Fund is Managed." "Other
Expenses" includes operating expenses  of the Series, such  as Trustees' and professional  fees,
registration   fees,  reports   to  shareholders  and   transfer  agency   and  custodian  fees.

  ----------------
*Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (25%), Management Fees and Total Fund Operating Expenses would be .375% and .639%, respectively, of the Series' average net assets. See "How the Fund is Managed--Manager-- Fee Waivers."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)

    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.


                                                                                                                 DECEMBER 3,
                                                                      YEAR ENDED AUGUST 31,                        1990(A)
                                                        -------------------------------------------------          THROUGH
                                                          1995        1994         1993           1992         AUGUST 31, 1991
                                                        ---------   ---------   ----------     ----------     ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................      $1.00       $1.00        $1.00          $1.00             $1.00
Net investment income and net realized gains (c)......        .03         .02          .02            .04               .03
Dividends and distributions to shareholders...........       (.03)       (.02)        (.02)          (.04)             (.03)
                                                        ---------   ---------   ----------     ----------          --------
Net asset value, end of period........................      $1.00       $1.00        $1.00          $1.00             $1.00
                                                        ---------   ---------   ----------     ----------          --------
                                                        ---------   ---------   ----------     ----------          --------
TOTAL RETURN (D):.....................................       3.15%       1.90%        2.31%          3.48%             3.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).......................  $ 182,453   $ 158,280   $  163,087     $  164,092         $ 117,460
Average net assets (000)..............................  $ 171,223   $ 169,123   $  170,103     $  155,915         $  89,273
Ratios to average net assets (c):
    Expenses, including distribution fee..............        .64%        .68%         .64%           .32%              .13%(b)
    Expenses, excluding distribution fee..............        .51%        .55%         .51%           .19%              .00%(b)
    Net investment income.............................       3.11%       1.87%        2.02%          3.33%             4.48%(b)

  --------------------------
    (a) Commencement of investment operations.
    (b) Annualized.
    (c) Net of expense subsidy and/or management fee waiver.
    (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1995:



Value of hypothetical account at end of period.................  $1.000600758
Value of hypothetical account at beginning of period...........   1.000000000
                                                                 ------------
Base period return.............................................  $1.000600758
                                                                 ------------
                                                                 ------------
CURRENT YIELD (.000600758 x (365/7))...........................  3.13%+
EFFECTIVE ANNUAL YIELD, assuming weekly compounding............  3.18%+
TAX-EQUIVALENT CURRENT YIELD (3.13%  DIVIDED BY (1-43.57%))....  5.55%+

  ----------------
+After fee waiver. Without fee waiver, the current yield, effective annual yield, and tax equivalent yield would have been 3.01%, 3.05% and 5.33%, respectively. See "Manager" in the Statement of Additional Information.


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average maturity of the Series' portfolio on August 31, 1995 was 49 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW JERSEY MONEY MARKET SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW JERSEY STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW JERSEY STATE AND FEDERAL INCOME TAXES (NEW JERSEY OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code), the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on and gain realized from the sale or exchange of New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey or the United States. The New Jersey Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.

  ALL NEW JERSEY OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE SUCH RATING ORGANIZATION ASSIGNED A RATING, BY THAT RATING ORGANIZATION) OR (II) IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting  New  Jersey  Obligations  for  investment  by  the  Series,  the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New Jersey Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW JERSEY OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of its total assets will be invested in New Jersey Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers' acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not state, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New Jersey Obligations or may invest its assets so that more than 20% of the income is subject to New Jersey or federal income taxes. However, the Series must invest at least 80% of the aggregate principal amount of all of its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to the Series' business of investing in securities (Related Financial Instruments)) in obligations exempt from New Jersey personal income tax in order for its distributions to remain exempt from such tax.

  If the Series fails to qualify as a "qualified investment fund" under New Jersey law, distributions to its shareholders will be subject to New Jersey income tax. To meet the requirements for a "qualified investment fund," the Series must have 100% of its investments in interest bearing obligations, obligations issued at a discount, cash and cash items, including receivables, and Related Financial Instruments.

  THE SERIES IS AUTHORIZED TO ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. The Series may acquire puts on securities in its portfolio for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement, and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the

Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW JERSEY OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New Jersey Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW JERSEY OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW JERSEY OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW JERSEY OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. The economic slowdown which began in 1989 translated into revenue shortfalls and operating deficits in fiscal 1989, 1990 and 1991. Surplus balances, which had peaked at over $1.2 billion in fiscal 1988, fell to $116 million by fiscal year-end 1991. The challenge to balance the fiscal year 1993 budget was made greater by the 1992 1% reduction in the State sales tax. To balance the budget for the last three years, the State has utilized nonrecurring revenues and expenditure deferrals. The fiscal 1995 ending balances were $966 million, up from $455 million originally budgeted. The fiscal 1996 budget plans a $549 million ending balance, prior to inclusion of any lapsed appropriations.
Furthermore, the fiscal 1996 budget enacts the third and final phase of the administration's multi-year 30% personal income tax reduction, which is effective in January 1996. Spending reductions in current and future years rely on savings from reduced costs of the State's employee workforce. If either New Jersey or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


  The Series is "non-diversified" so that more than 5% of its total assets may be invested in the securities of one or more issuers. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it might extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objectives and Policies-- Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES


  The Series may invest up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of its average net assets, net of fee waiver, were .64%. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid a management fee of .375 of 1% of the Series' average net assets after waiver. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS



  Effective March 1, 1993, PMF agreed to waive 25% of its management fee. During the fiscal year ended August 31, 1995, PMF voluntarily waived $214,029 of its management fee (.125 of 1% of average net assets). The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield. See "Calculation of Yield" and "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF UP TO .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the year ended August 31, 1995, the Series paid PMFD a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.


  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.

  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Purchases of portfolio securities are made from dealers, underwriters and issuers; sales prior to maturity are made, for the most part, to dealers and issuers. The Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The policy of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities

(including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to have long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under New Jersey law, as long as the Series qualifies as a "qualified investment fund," dividends paid by the Series are exempt from New Jersey income tax for resident individuals and New Jersey trusts and estates to the extent such dividends are derived from interest payments on, and gain realized from the sale or exchange of, New Jersey Obligations and other obligations exempt from state and local taxation by the laws of New Jersey and the United States. Dividends paid to corporate shareholders will be subject to the New Jersey Corporation Business tax or corporation income tax and may increase liability under the federal alternative minimum tax.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of the year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New York Income Series and the New York Money Market Series, offer three classes, designated Class A, Class B and Class C shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment if $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued share certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities.
Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential  Securities  clients  wishing  additional  information   concerning
investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC


  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank.
Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New Jersey Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New Jersey Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and the investor will be entitled to dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New Jersey Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command program, such as those incurred by use of the Visa-Registered Trademark- Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next bank business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you purchase shares of the Series through PMFS, you may use Regular Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to Prudential Mutual Fund Services, Inc.,
Attention:  Account  Maintenance,  P.O.  Box 15015,  New  Brunswick,  New Jersey
08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc. at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.


  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.


  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series' shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C shares of other series of the Fund or Class C shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

      - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent, Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available from the Fund.

      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS

      Prudential Adjustable Rate Securities Fund, Inc.
      Prudential Diversified Bond Fund, Inc.
      Prudential Government Income Fund, Inc.
      Prudential Government Securities Trust
          Short-Intermediate Term Series
      Prudential High Yield Fund, Inc.
      Prudential Mortgage Income Fund, Inc.
      Prudential Structured Maturity Fund, Inc.
          Income Portfolio
      Prudential U.S. Government Fund
      The BlackRock Government Income Trust

                              TAX-EXEMPT BOND FUNDS

      Prudential California Municipal Fund
          California Series
           California Income Series

      Prudential Municipal Bond Fund
          High Yield Series
           Insured Series
           Intermediate Series


      Prudential Municipal Series Fund
          Florida Series
           Hawaii Income Series
           Maryland Series
           Massachusetts Series
           Michigan Series
           New Jersey Series
           New York Series
           North Carolina Series
           Ohio Series
           Pennsylvania Series

      Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS


      Prudential Europe Growth Fund, Inc.
      Prudential Global Fund, Inc.
      Prudential Global Genesis Fund, Inc.
      Prudential Global Limited Maturity Fund, Inc.
          Global Assets Portfolio
           Limited Maturity Portfolio


      Prudential Global Natural Resources Fund, Inc.
      Prudential Intermediate Global Income Fund, Inc.
      Prudential Pacific Growth Fund, Inc.
      Global Utility Fund, Inc.


                               EQUITY FUNDS


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio


Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


                            MONEY MARKET FUNDS

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................   10
HOW THE FUND IS MANAGED........................   10
  Manager......................................   10
  Distributor..................................   11
  Portfolio Transactions.......................   12
  Custodian and Transfer and
   Dividend Disbursing Agent...................   13
HOW THE FUND VALUES ITS SHARES.................   13
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   13
GENERAL INFORMATION............................   15
  Description of Shares........................   15
  Additional Information.......................   16
SHAREHOLDER GUIDE..............................   16
  How to Buy Shares of the Fund................   16
  How to Sell Your Shares......................   19
  How to Exchange Your Shares..................   22
  Shareholder Services.........................   22
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1

     -------------------------------------------
MF147A                                          444126


                              CUSIP No: 74435M-76-2


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


Prudential
Municipal Series Fund

(New Jersey Money Market Series)
--------------------------------------

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW YORK SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New York Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New York Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?

  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?
  The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York
Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS
  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

WHO MANAGES THE FUND?

  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?
  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?
  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 29.

HOW DO I PURCHASE SHARES?
  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?
  The Series offers three classes of shares:

     - Class A Shares:    Sold  with an initial sales charge of up to 3% of
                          the offering price.

     - Class B Shares:    Sold without  an  initial sales  charge  but  are
                          subject  to a contingent  deferred sales charge or
                          CDSC (declining from  5% to zero  of the lower  of
                          the  amount invested  or the  redemption proceeds)
                          which will be imposed on certain redemptions  made
                          within  six  years of  purchase. Although  Class B
                          shares   are    subject    to    higher    ongoing
                          distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                          A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?
  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                               (NEW YORK SERIES)

                                                          CLASS A
SHAREHOLDER TRANSACTION EXPENSES+                         SHARES         CLASS B SHARES     CLASS C SHARES
                                                       -------------  --------------------  ---------------
    Maximum Sales Load Imposed on Purchases (as a           3%                None               None
     percentage of offering price)...................
    Maximum Sales Load or Deferred Sales Load Imposed
     on Reinvested Dividends.........................      None               None               None
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds, whichever
     is lower).......................................      None       5%  during the first  1% on
                                                                      year, decreasing  by  redemptions
                                                                      1% annually to 1% in  made within one
                                                                      the  fifth and sixth  year of
                                                                      years  and  0%   the  purchase
                                                                      seventh year*
    Redemption Fees..................................      None               None               None
    Exchange Fee.....................................      None               None               None


ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)                  CLASS A SHARES         CLASS B SHARES         CLASS C SHARES
                                                       ------------------  ------------------------  -------------------

    Management Fees (Before Waiver)..................           .50%                    .50%                   .50%
    12b-1 Fees.......................................           .10++                   .50                    .75++
    Other Expenses...................................           .14                     .14                    .14
                                                                 --                     ---
                                                                                                               ---
    Total Fund Operating Expenses (Before Waiver)....           .74%                   1.14%                  1.39%
                                                                 --                     ---
                                                                 --                     ---
                                                                                                               ---
                                                                                                               ---



                                             1         3         5        10
      EXAMPLE                               YEAR     YEARS     YEARS     YEARS
                                            ----     -----     -----     -----
      You would pay the following
       expenses on a $1,000 investment,
       assuming (1) 5% annual return
       and (2) redemption at the end of
       each time period:
          Class A......................     $37      $ 53      $ 70      $119
          Class B......................     $62      $ 66      $ 73      $122
          Class C......................     $24      $ 44      $ 76      $167
      You would pay the following
       expenses on the same investment,
       assuming no redemption:
          Class A......................     $37      $ 53      $ 70      $119
          Class B......................     $12      $ 36      $ 63      $122
          Class C......................     $14      $ 44      $ 76      $167
      The  above examples  are based on  restated data for  the Series' fiscal year ended August  31, 1995.  THE EXAMPLES  SHOULD NOT  BE CONSIDERED  A
      REPRESENTATION  OF  PAST  OR  FUTURE EXPENSES.  ACTUAL  EXPENSES  MAY BE
      GREATER OR LESS THAN THOSE SHOWN.
      The purpose of this  table is to assist  investors in understanding  the various  costs and  expenses that an  investor in the  Series will bear, whether directly or  indirectly. For more  complete descriptions of  the various  costs  and  expenses, see  "How  the Fund  is  Managed." "Other
      Expenses" includes operating expenses of  the Series, such as  Trustees'
      and  professional fees,  registration fees, reports  to shareholders and transfer agency and custodian fees.

   ------------------------
    *Class B shares will automatically convert to Class A shares approximately
     seven  years   after   purchase.  See   "Shareholder   Guide--Conversion
     Feature--Class B Shares."
   **Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.05%), Management Fees and Total Fund Operating Expenses would be .45% and .69%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.09%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.34%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
    +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
   ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be .94% and 1.64%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)

  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                            CLASS A
                                ----------------------------------------------------------------
                                                                                    JANUARY 22,
                                              YEAR ENDED AUGUST 31,                1990* THROUGH
                                -------------------------------------------------   AUGUST 31,
                                   1995         1994       1993     1992    1991       1990
                                ----------   ----------   -------  ------  ------  -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................      $11.71       $12.54    $11.75  $11.08  $10.62     $10.81
                                ----------   ----------   -------  ------  ------     ------
INCOME FROM INVESTMENT
 OPERATIONS
------------------------------
Net investment income.........         .66++        .67       .70     .71     .72        .42
Net realized and unrealized
 gain (loss) on investment
 transactions.................         .20         (.83)      .79     .67     .46       (.19)
                                ----------   ----------   -------  ------  ------     ------
  Total from investment
   operations.................         .86         (.16)     1.49    1.38    1.18        .23
                                ----------   ----------   -------  ------  ------     ------
LESS DISTRIBUTIONS
------------------------------
Dividends from net investment
 income.......................        (.66)        (.67)     (.70)   (.71)   (.72)      (.42)
                                ----------   ----------   -------  ------  ------     ------
Net asset value, end of
 period.......................      $11.91       $11.71    $12.54  $11.75  $11.08     $10.62
                                ----------   ----------   -------  ------  ------     ------
                                ----------   ----------   -------  ------  ------     ------
TOTAL RETURN+:................        7.70%       (1.38)%   13.06%  12.73%  11.49%      2.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)........................    $163,025     $ 13,661   $11,821  $6,057  $2,729     $1,174
Average net assets (000)......    $ 95,024     $ 13,454   $ 8,755  $4,024  $1,579     $  588
Ratios to average net assets:
  Expenses, including
   distribution fee...........         .69%++        .74%     .74%    .74%    .71%       .78%**
  Expenses, excluding
   distribution fee...........         .59%++        .64%     .64%    .64%    .61%       .68%**
  Net investment income.......        5.65%++       5.46%    5.78%   6.19%   6.61%      6.41%**
Portfolio turnover rate.......          57%          49%       44%     45%     78%       127%


------------

  *Commencement of offering of Class A shares.

  **Annualized.
  +Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

 ++Net of fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)

  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                 CLASS B
                   ----------------------------------------------------------------------------------------------------
                                                          YEAR ENDED AUGUST 31,
                   ----------------------------------------------------------------------------------------------------
                      1995       1994      1993      1992      1991      1990     1989+      1988      1987      1986
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year.............     $11.71    $12.54    $11.75    $11.08    $10.62    $10.88    $10.59    $10.79    $12.07    $10.88
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
INCOME FROM
 INVESTMENT
 OPERATIONS
------------------
Net investment
 income...........        .61#      .62       .65       .66       .67       .65       .65       .71       .72       .83
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions.....        .20      (.83)      .79       .67       .46      (.26)      .29      (.20)     (.81)     1.30
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from
   investment
   operations.....        .81      (.21)     1.44      1.33      1.13       .39       .94       .51      (.09)     2.13
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
------------------
Dividends from net
 investment
 income...........       (.61)     (.62)     (.65)     (.66)     (.67)     (.65)     (.65)     (.71)     (.72)     (.83)
Distributions from
 net realized
 gains............         --        --        --        --        --        --        --        --      (.47)     (.11)
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total
  distributions...       (.61)     (.62)     (.65)     (.66)     (.67)     (.65)     (.65)     (.71)    (1.19)     (.94)
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value,
 end of year......     $11.91    $11.71    $12.54    $11.75    $11.08    $10.62    $10.88    $10.59    $10.79    $12.07
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                   ----------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL RETURN++:...       7.26%    (1.77)%    12.61%    12.32%    10.96%     3.73%     9.33%     4.93%    (0.89)%    20.53%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 year (000).......   $163,013  $331,982  $358,607  $316,472  $293,942  $313,606  $340,728  $307,458  $313,663  $246,302
Average net assets
 (000)............   $230,033  $350,564  $330,823  $303,016  $295,285  $332,580  $353,225  $298,290  $299,963  $191,966
Ratios to average
 net assets:
  Expenses,
   including
   distribution
   fee............       1.11%#     1.14%     1.14%     1.14%     1.11%     1.17%     1.05%     1.10%     1.06%     1.08%
  Expenses,
   excluding
   distribution
   fee............        .61%#      .64%      .64%      .64%      .61%      .67%      .64%      .62%      .57%      .60%
  Net investment
   income.........       5.30%#     5.06%     5.38%     5.79%     6.21%     6.10%     5.77%     6.72%     6.21%     6.90%
Portfolio turnover
 rate.............         57%       49%       44%       45%       78%      127%       96%       91%      246%      131%


------------

  #Net of fee waiver.


  +On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The
   Prudential Insurance Company of America as manager of the Fund.


 ++Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                              FINANCIAL HIGHLIGHTS
     (for a share of beneficial interest outstanding throughout each of the indicated periods)
                                (Class C Shares)



      The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                      Class C
                           -----------------------------
                                             August 1,
                            Year ended     1994* through
                            August 31,      August 31,
                               1995            1994
                           -------------   -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....     $ 11.71         $ 11.74
                               ------      -------------

Income from investment
 operations
-------------------------
Net investment income....         .58#            .04
Net realized and
 unrealized gain (loss)
 on
 investment
 transactions............         .20            (.03)
                               ------      -------------
    Total from investment
     operations..........         .78            (.01)
                               ------      -------------
Less distributions
-------------------------
Dividends from net
 investment income.......        (.58)           (.04)
                               ------      -------------
Net asset value, end of
 period..................      $11.91          $11.71
                               ------      -------------
                               ------      -------------
TOTAL RETURN+:...........        7.00%           0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................     $   529         $   142
Average net assets
 (000)...................     $   325         $    42
Ratios to average net
 assets:
  Expenses, including
   distribution fee......        1.36%#          1.62%**
  Expenses, excluding
   distribution fee......         .61%#           .87%**
  Net investment
   income................        5.05%#          5.17%**
Portfolio turnover
 rate....................          57%             49%


------------

    #Net of fee waiver.

    *Commencement of offering of Class C shares.
   **Annualized.

    +Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. New York Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL NEW YORK OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the New York Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase New York Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular New York Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the
Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. New York's budgets for fiscal years 1992-1993 and 1993-1994 have produced cash surpluses for the first time since fiscal year 1987-1988. The State's economic recovery, however, weakened by mid-1994, and the 1994-1995 General Fund deficit was approximately $241 million. Projections for 1996 anticipate a weaker State and national economy than 1995. There can be no assurances that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .69%, 1.11% and 1.36% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Patricia Dolan, a Managing Director of Prudential Investment Advisors, a unit of PIC. Ms. Dolan has responsibility for the day-to-day management of the portfolio. Ms. Dolan has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since October 1991. She was formerly a Vice President and Portfolio Manager in the Municipal Trust Department of Citibank Private Banking Division where she was employed from 1981 to 1991. Ms. Dolan also serves as the portfolio manager of Prudential National Municipals Fund, Inc. and the Prudential Municipal Bond Fund, Insured Series.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.


  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the

Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P .O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P .O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) exchanges of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% at the distributions of the Series are comprised of tax exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTION


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1995, of approximately $927,200. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Series elected to treat net capital losses of approximately $531,600 incurred in the ten-month period ended August 31, 1994 as having occurred in the current fiscal year. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P .O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT) ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.

  If you arrange for receipt by State Street of Federal Funds prior to the caculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                        SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                         PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
 AMOUNT OF PURCHASE     OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
---------------------  -----------------  -----------------  -------------------
Less than $99,999              3.00%              3.09%               3.00%
$100,000 to $249,999           2.50               2.56                2.50
$250,000 to $499,999           1.50               1.52                1.50
$500,000 to $999,999           1.00               1.01                1.00
$1,000,000 and above         None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at

NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such

Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit or the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                        CONTINGENT DEFERRED SALES
                                                                         CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                      OF DOLLARS INVESTED OR
PAYMENT MADE                                                               REDEMPTION PROCEEDS
----------------------------------------------------------------------  -------------------------
First.................................................................               5.0%
Second................................................................               4.0%
Third.................................................................               3.0%
Fourth................................................................               2.0%
Fifth.................................................................               1.0%
Sixth.................................................................               1.0%
Seventh...............................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE

EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P .M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P .O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

    -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

    -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

    -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

    -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

    -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        16
HOW THE FUND VALUES ITS SHARES..................        16
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        17
GENERAL INFORMATION.............................        20
  Description of Shares.........................        20
  Additional Information........................        21
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        22
  How to Sell Your Shares.......................        24
  Conversion Feature--Class B Shares............        27
  How to Exchange Your Shares...................        27
  Shareholder Services..........................        29
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1


------------------------------------------------

MF 122A                                                                  44404EO
                                   Class A: 74435M-74-7
                        CUSIP Nos.: Class B: 74435M-75-4
                                   Class C: 74435M-52-3


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(NEW YORK SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL
MUNICIPAL SERIES FUND

(NEW YORK INCOME SERIES)
----------------------------------------------------------------------

PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New York Income Series) (the "Series") is one of fifteen series of an open-end, management investment company, or mutual fund. This Series is non-diversified and seeks to provide the maximum amount of income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. The Series will invest primarily in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the New York Income Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fifteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Income Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

  The Series' investment objective is to maximize current income that is exempt from New York State, New York City and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in New York State, New York City, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 5.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. The Series may invest up to 30% of its total assets in high yield securities, commonly known as "junk bonds," which may be considered speculative and are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations as well as price volatility. The Series is non-diversified in that more than 5% of its total assets may be invested in the securities of one or more issuers. Investing in a non-diversified portfolio involves greater risk than investment in a diversified portfolio. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 9. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 8.

WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

WHO DISTRIBUTES THE SERIES' SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Series' shares, although currently the entire fee is waived. See "How the Fund is Managed--Distributor" at page 11.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--Continuous Offering of Shares" at page 17 and "Shareholder Guide--Shareholder Services" at page 21.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which is imposed at the time of purchase. See "How the Fund Values its Shares" at page 13.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers one class of shares which may be purchased at the next determined NAV plus a sales charge which is imposed at the time of purchase.

        - Shares are sold with an initial sales charge of up to 3% of the amount invested.

  See "Shareholder Guide--Continuous Offering of Shares" at page 17.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 19.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 14.

                                 FUND EXPENSES
                            (NEW YORK INCOME SERIES)

     SHAREHOLDER TRANSACTION EXPENSES

         Maximum Sales Load Imposed on
          Purchases (as a percentage of
          offering price)....................      3%
         Maximum Sales Load or Deferred Sales
          Load Imposed on Reinvested
          Dividends..........................     None
         Deferred Sales Load (as a percentage
          of original purchase price or
          redemption proceeds, whichever is
          lower).............................     None
         Redemption Fees.....................     None
         Exchange Fee........................     None

ANNUAL FUND OPERATING EXPENSES*
(as a percentage of average net assets)
    Management Fees (After Waiver)......       0%
    12b-1 Fees (After Waiver)...........       0%
    Other Expenses (After Subsidy)......       0%
                                            ------
    Total Fund Operating Expenses (After
     Waiver and Subsidy)................       0%
                                            ------
                                            ------


                                                 1       3
     EXAMPLE                                   YEAR    YEARS
     ----------------------------------------  -----   ------

     You would pay the following expenses on
      a $1,000 investment, assuming (1) 5%
      annual return and (2) redemption at the
      end of each time period:...............   $30     $30

     The above example is based on estimated data for the Series' current fiscal year. THE EXAMPLE SHOULD NOT BE
     CONSIDERED  A REPRESENTATION OF PAST OR FUTURE EXPENSES.
     ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this  table is to  assist an investor  in
     understanding  the  various costs  and expenses  that an
     investor in  the  New  York  Income  Series  will  bear,
     whether   directly  or  indirectly.  For  more  complete
     descriptions of the various costs and expenses, see "How
     the  Fund   is  Managed."   "Other  Expenses"   includes
     operating  expenses of the Series, such as Trustees' and
     professional  fees,   registration  fees,   reports   to
     shareholders and transfer agency and custodian fees.

     PMF has agreed to waive its management fee and subsidize
     100% of other expenses and PMFD has agreed to waive its distribution fee until August 31, 1996.


  ------------------
   *Before the waiver of management and distribution fees and the subsidy of other expenses, Management Fees, 12b-1 Fees, Other Expenses and Total Fund Operating Expenses would be .50%, .10%, .27% and .87% of the Series' average net assets. See "Management of the Fund--Manager--Fee Waivers and Subsidy."

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FIFTEEN SEPARATE SERIES. EACH SERIES OF THE FUND IS MANAGED INDEPENDENTLY. THE NEW YORK INCOME SERIES (THE SERIES) IS NON-DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NEW YORK STATE, NEW YORK CITY, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE. Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. New York Obligations may include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term New York Obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-30 years. The Series may also invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  THE SERIES WILL INVEST AT LEAST 70% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS WHICH, AT THE TIME OF PURCHASE, ARE RATED WITHIN THE FOUR HIGHEST QUALITY GRADES AS DETERMINED BY EITHER MOODY'S INVESTORS SERVICE (MOODY'S) (CURRENTLY AAA, AA, A, BAA FOR BONDS, MIG 1, MIG 2, MIG 3, MIG 4 FOR NOTES AND P-1 FOR COMMERCIAL PAPER) OR STANDARD & POOR'S RATINGS GROUP (S&P) (CURRENTLY AAA, AA, A, BBB FOR BONDS, SP-1, SP-2 FOR NOTES AND A-1 FOR COMMERCIAL PAPER) OR, IF UNRATED, WILL POSSESS CREDITWORTHINESS, IN THE OPINION OF THE INVESTMENT ADVISER, COMPARABLE TO SUCH "INVESTMENT GRADE" RATED SECURITIES.

  THE SERIES MAY ALSO INVEST UP TO 30% OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS RATED BELOW BAA BY MOODY'S OR BELOW BBB BY S&P OR, IF NON-RATED, OF COMPARABLE QUALITY, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, BASED ON ITS CREDIT ANALYSIS. Securities rated Baa by Moody's are described by Moody's as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See "Description of Security Ratings" in the Appendix. Such lower rated high yield securities are commonly referred to as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. See "Risk Factors Relating to Investing in High Yield Municipal Obligations" below. Many issuers of lower-quality bonds choose not to have their obligations rated and the Series may invest without further limit in such unrated securities. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations. The Series may also invest up to 5% of its total assets in New York Obligations that are in default in the payment of principal or interest. See "Investment Objectives and Policies--Risks of Investing in Defaulted Securities" in the Statement of Additional Information.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State or federal income taxes.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series, by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD MUNICIPAL OBLIGATIONS. FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY, MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER AND GENERAL MARKET LIQUIDITY (MARKET RISK). Lower-rated or unrated (I.E., high yield) securities, commonly known as "junk bonds," are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Under circumstances where the Series owns the majority of an issue, such market and credit risks may be greater. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing.

  LOWER-RATED OR UNRATED DEBT OBLIGATIONS ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE OR AN AGREED AMOUNT OF A SPECIFIC FIXED-INCOME SECURITY. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON, IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID ON OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge has moved in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NEW YORK OBLIGATIONS, AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF SUCH OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN NEW YORK OBLIGATIONS TO THIS DEGREE. New York's budgets for fiscal years 1992-1993 and 1993-1994 have produced cash surpluses for the first time since fiscal year 1987-1988. The State's economic recovery, however, weakened by mid-1994, and the 1994-1995 General Fund deficit was approximately $241 million. Projections for 1996 anticipate a weaker State and national economy than 1995. There can be no assurances that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investment in Tax-Exempt Securities" in the Statement of Additional Information.


  THE SERIES IS "NON-DIVERSIFIED" SO THAT MORE THAN 5% OF ITS TOTAL ASSETS MAY BE INVESTED IN THE SECURITIES OF ONE OR MORE ISSUERS. Investment in a non-diversified portfolio involves greater risk than investment in a diversified portfolio because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED


  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  The Series is responsible for the payment of certain fees and expenses including, among others, the following: (i) management and distribution fees;
(ii) the fees of unaffiliated Trustees; (iii) the fees of the Fund's Custodian and Transfer and Dividend Disbursing Agent; (iv) the fees of the Fund's legal counsel and independent accountants; (v) brokerage commissions incurred in
connection   with  portfolio  transactions;  (vi)   all  taxes  and  charges  of
governmental agencies; (vii)  the reimbursement of  organizational expenses  and
(viii) expenses related to shareholder communications.

MANAGER

  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware.

  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.



                   [INSERT PORTFOLIO MANAGER WHEN IDENTIFIED]


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

FEE WAIVERS AND SUBSIDY


  PMF HAS AGREED TO WAIVE ITS MANAGEMENT FEE AND TO SUBSIDIZE OPERATING EXPENSES OF THE SERIES UNTIL AUGUST 31, 1996 AND PMFD HAS AGREED TO WAIVE DISTRIBUTION FEES UNTIL SUCH DATE. The Series is not required to reimburse PMF for such management fee waiver or expense subsidy. Thereafter, PMF may from time to time agree to waive its management fee or a portion thereof and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  UNDER A PLAN OF DISTRIBUTION (THE PLAN) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), PMFD (THE DISTRIBUTOR) INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), affiliated broker-dealers, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  UNDER THE PLAN, THE SERIES COMPENSATES PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE SERIES' AVERAGE DAILY NET ASSETS. The Plan provides that (i) up to .25 of 1% of the average daily net assets of the Series' shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Series' shares. It is expected that proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. PMFD has advised the Series that distribution expenses under the Plan will not exceed .10 of 1% of the Series' average daily net assets for the fiscal year ending August 31, 1996, although currently PMFD is waiving its fee.


  The Series records all payments made under the Plan as expenses in the calculation of net investment income.

  The Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. The Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the Series. The Series will not be obligated to pay distribution and service fees incurred under the Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.


  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.


  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts, 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NAV OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the

Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES WILL ELECT TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, IF SO QUALIFIED, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series sells securities or engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Capital gain or loss may also arise upon the sale of municipal securities. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "market to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional information.

TAXATION OF SHAREHOLDERS

  In general, for federal income tax purposes the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The maximum long-term capital gains rate for individuals is 28%.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder or shares that are held for six months or less.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax reference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisors with respect to this potential preference item.

  Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on New York Obligations.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of dividend, capital gain and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUES OF SERIES SHARES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the per share amount and the taxable status of that year's dividends and distributions. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash.

  Any taxable dividends or distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Series, New York Income Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares within each series. All series of the Fund, except for the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New York Income Series and the New York Money Market Series, offer three classes, designated Class A, Class B and Class C shares. The Series is authorized to issue two classes of shares, Class A and Class B. Currently the Series is offering only one class of shares, which will be redesignated Class A shares if the Alternative Purchase Plan is implemented with respect to the Series. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, premptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

INITIAL OFFERING OF SHARES

  DURING A SUBSCRIPTION PERIOD (THE  SUBSCRIPTION PERIOD) CURRENTLY EXPECTED  TO
END  ON OR ABOUT        , 199 ,  PRUDENTIAL SECURITIES AND PMFD, AS SUBSCRIPTION
AGENTS, WILL SOLICIT SUBSCRIPTIONS FOR SHARES OF THE SERIES. SHARES WILL BE OFFERED TO INVESTORS AT A MAXIMUM OFFERING PRICE OF $ PER SHARE, WHICH IS INCLUSIVE OF THE MAXIMUM SALES CHARGE OF 3.0% (3.09% OF THE AMOUNT INVESTED). INVESTORS THAT PLACE ORDERS FOR SHARES OF $100,000 OR MORE WILL PAY A REDUCED SALES CHARGE. SEE "CONTINUOUS OFFERING OF SHARES."

  EACH INVESTOR'S DEALER WILL NOTIFY SUCH INVESTOR OF THE END OF THE SUBSCRIPTION PERIOD AND PAYMENT WILL BE DUE WITHIN FIVE DAYS THEREAFTER. If any orders received during the Subscription Period are accompanied by payment, such payment will be returned unless instructions have been received authorizing investment in a money market fund. All such moneys received and invested in a money market fund, including any dividends received on these funds, will be automatically invested in the Series on the closing date without any further action by the investor. Shareholders who purchase their shares during the Subscription Period will not receive share certificates. The minimum initial investment during the Subscription Period is $1,000, except that there are no minimum investment requirements for certain retirement and employee savings plans or custodial accounts for the benefit of minors.

  Subscribers for shares will not have any of the rights of a shareholder of the Fund until the shares subscribed for have been paid for and their issuance has been reflected in the books of the Fund. The Fund reserves the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part.

CONTINUOUS OFFERING OF SHARES

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment required is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE (EXPRESSED AS A PERCENTAGE OF THE OFFERING PRICE AND OF THE AMOUNT INVESTED) AS SHOWN IN THE FOLLOWING TABLE:

                                        SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                                         PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
     AMOUNT OF PURCHASE                  OFFERING PRICE    AMOUNT INVESTED     OFFERING PRICE
     --------------------------------   ----------------   ----------------   -----------------
     Less than $99,999                            3.00%              3.09%              3.00%
     $100,000 to $249,999                         2.50               2.56               2.50
     $250,000 to $499,999                         1.50               1.52               1.50
     $500,000 to $999,999                         1.00               1.01               1.00
     $1,000,000 and above                      None               None               None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund (New York Income Series) specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund (New York Income Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  At a special meeting of shareholders held on December 18, 1989, shareholders of the Fund approved, among other proposals, an Alternative Purchase Plan in connection with the offer and sale of Fund shares and an amendment to the Fund's Declaration of Trust to, among other things, classify the shares of beneficial interest of the Fund into two classes in order to implement the Alternative Purchase Plan. At a special meeting of shareholders held on July 19, 1994, shareholders of the Fund approved an amendment to the Fund's Declaration of Trust authorizing a third class of shares, Class C.

  The Series is currently offering only one class of shares. Upon implementation of the Alternative Purchase Plan by the Series, the Series will commence issuing two or more classes of shares. The outstanding shares of the Series will be redesignated Class A shares. The offering of classes of shares will be made by a new prospectus. There can be no assurance that there will be an offering of Class B or Class C shares. See "Purchase and Redemption of Fund Shares" in the Statement of Additional Information.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE

PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECKS.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A SHARES OF THE OTHER SERIES OF THE FUND AND CLASS A SHARES OF OTHER PRUDENTIAL MUTUAL FUNDS ON THE BASIS OF THE RELATIVE NAV. AN EXCHANGE WILL BE TREATED AS A REDEMPTION AND PURCHASE FOR TAX PURPOSES. See "Shareholder Investment Account-- Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative net asset value of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

        -AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

        -AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

        -SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available which provides for monthly or quarterly checks.

        -REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

        -SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B:   Bonds which are  rated B generally lack  characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa:   Bonds which are rated  Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

  Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

  MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

  MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.

  MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SHORT-TERM DEBT RATINGS

  Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

  Prime-1: The designation Prime-1 indicates a superior ability for repayment of senior short-term debt obligations.

  Prime-2:   The designation Prime-2 indicates a strong ability for repayment of senior short-term debt obligations.

  Prime-3:    The  designation  Prime-3  indicates  an  acceptable  ability  for repayment of senior short-term debt obligations.

  Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP

BOND RATINGS

  AAA:   Debt rated AAA has the highest  rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA:   Debt rated  AA has  a very  strong capacity  to pay  interest and  repay principal and differs from the highest-rated issues only in small degree.

  A:   Debt rated  A has a strong  capacity to pay  interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

  BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

COMMERCIAL PAPER RATINGS

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issued rated A-1 which possess an overwhelming degree of safety.

  A-2:    Capacity for  timely payment  on  issues with  the designation  A-2 is strong. However, the relative degree of safety is not as high as for issues designated A-1.

  A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTES

  Municipal notes issued after July 29, 1984 are rated SP-1, SP-2 and SP-3. Municipal notes outstanding on July 29, 1984 carry the same symbols as municipal bonds. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


                  TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust




                 TAX-EXEMPT BOND FUNDS
Prudential California Muncipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  New York Income Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.




                     GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.




                     EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund




                  MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
HOW THE FUND INVESTS............................         5
  Investment Objective and Policies.............         5
  Other Investments and Policies................         9
  Investment Restrictions.......................        10
HOW THE FUND IS MANAGED.........................        10
  Manager.......................................        10
  Distributor...................................        11
  Portfolio Transactions........................        12
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        13
HOW THE FUND VALUES ITS SHARES..................        13
HOW THE FUND CALCULATES PERFORMANCE.............        13
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        14
GENERAL INFORMATION.............................        16
  Description of Shares.........................        16
  Additional Information........................        16
SHAREHOLDER GUIDE...............................        17
  Initial Offering of Shares....................        17
  Continuous Offering of Shares.................        17
  Alternative Purchase Plan.....................        19
  How to Sell Your Shares.......................        19
  How to Exchange Your Shares...................        20
  Shareholder Services..........................        21
DESCRIPTION OF SECURITY RATINGS.................       A-1
THE PRUDENTIAL MUTUAL FUND FAMILY...............       B-1

-------------------------------------------
MF
                              CUSIP No.: 74435M- -

P R O S P E C T U S

N O V E M B E R  1,


                           1 9 9 5


PRUDENTIAL
MUNICIPAL
SERIES FUND

(NEW YORK INCOME SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NEW YORK MONEY MARKET SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (New York Money Market Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. The net assets of the Series are invested primarily in short-term, tax-exempt New York State, municipal and local debt obligations and obligations of other qualifying issuers. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


Shares of the Series are sold without a sales charge. The Series is subject to an annual charge of .125% of its average daily net assets pursuant to the Distribution and Service Plan. See "How the Fund is Managed--Distributor."

AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SEE "HOW THE FUND VALUES ITS SHARES."


This Prospectus sets forth concisely the information about the Fund and the New York Money Market Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to Prudential Municipal Series Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the New York Money Market Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to provide the highest level of current income that is exempt from New York State, New York City and federal income taxes consistent with liquidity and the preservation of capital. It seeks to achieve this objective by investing primarily in short-term New York State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from New York State, New York City and federal income taxes (New York
  Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 6.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    It is anticipated that the net asset value of the Series will remain constant at $1.00 per share, although this cannot be assured. In order to maintain such constant net asset value, the Series will value its portfolio securities at amortized cost. While this method provides certainty in valuation, it may result in periods during which the value of a security in the Series' portfolio, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold such security. See "How the Fund Values its Shares" at page 12.

    In seeking to achieve its investment objective, the Series will invest more than 80% of the value of its total assets in New York Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of New York Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 8.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 10.

  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' shares. The Series currently reimburses PMFD for expenses related to the distribution of the Series' shares at an annual rate of up to .125 of 1% of the average daily net assets of the Series. See "How the Fund is Managed--Distributor" at page 10.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000. The minimum subsequent investment is $100. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 15 and "Shareholder Guide--Shareholder Services" at page 21.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities Incorporated (Prudential Securities or PSI), Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities. See "How the Fund Values its Shares" at page 12 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 15.

  HOW DO I SELL MY SHARES?

    You may redeem shares of the Series at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. See "Shareholder Guide--How to Sell Your Shares" at page 18.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income and short-term capital gains. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 12.

                                 FUND EXPENSES
                         (NEW YORK MONEY MARKET SERIES)


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases............  None
    Maximum Sales Load Imposed on Reinvested
     Dividends.........................................  None
    Deferred Sales Load................................  None
    Redemption Fees....................................  None
    Exchange Fee.......................................  None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Management Fees....................................  .500%
    12b-1 Fees.........................................  .125%
    Other Expenses.....................................  .105%
                                                         -----
    Total Fund Operating Expenses......................  .730%
                                                         -----
                                                         -----



EXAMPLE                                                            1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                                   ------  -------  -------  --------
    You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
      of each time period:.......................................  $   7   $   23   $   41   $    91
The above example is based  on data for the  Series' fiscal year ended  August 31, 1995. THE  EXAMPLE
SHOULD  NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
OR LESS THAN THOSE SHOWN.

The purpose of this table is  to assist an investor in  understanding the various costs and  expenses that  an  investor  in the  Series  will bear,  whether  directly  or indirectly.  For  more complete descriptions of the  various costs  and expenses,  see "How the  Fund is  Managed." "Other  Expenses"
includes  operating expenses  of the  Series, such as  Trustees' and  professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                  YEAR ENDED AUGUST 31,
                           ---------------------------------------------------------------------------------------------------
                            1995      1994      1993      1992      1991      1990     1989++     1988       1987       1986
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of year.......   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00      $1.00
Net investment income and
 net realized gains......     .03       .02       .02       .03       .04       .05       .05       .04       .04+       .05+
Dividends and
 distributions to
 shareholders............    (.03)     (.02)     (.02)     (.03)     (.04)     (.05)     (.05)     (.04)     (.04)      (.05)
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
Net asset value, end of
 year....................   $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00      $1.00
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
                           -------   -------   -------   -------   -------   -------   -------   -------   --------   --------
TOTAL RETURN+++:.........    3.06%     1.80%     1.80%     2.93%     4.37%     5.14%     5.14%     4.14%     3.66%      4.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000)...................  $324,698  $269,073  $286,304  $249,785  $236,361  $226,758  $184,615  $168,391  $134,317   $115,738
Average net assets
 (000)...................  $292,763  $280,492  $275,640  $248,557  $245,494  $218,423  $173,661  $154,746  $139,263   $71,956
Ratios to average net
 assets:
    Expenses, including
     distribution fee....     .73%      .77%      .75%      .76%      .79%      .75%      .79%      .72%      .71%+      .57%+
    Expenses, excluding
     distribution fee....     .61%      .64%      .63%      .63%      .66%      .62%      .67%      .60%      .59%+      .45%+
    Net investment
     income..............    3.02%     1.78%     1.75%     2.83%     4.23%     4.99%     5.01%     4.18%     3.53%+     4.17%+

------------------
 +Net of expense subsidy and/or fee waiver.
 ++On  December 31, 1988, Prudential Mutual  Fund Management, Inc. succeeded The
   Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund.
+++Total return includes reinvestment of dividends and distributions.

                              CALCULATION OF YIELD


  THE SERIES CALCULATES ITS "CURRENT YIELD" based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. THE SERIES CALCULATES ITS "EFFECTIVE ANNUAL YIELD" ASSUMING DAILY COMPOUNDING AND ITS "TAX-EQUIVALENT YIELD." Tax-equivalent yield shows the taxable yield an investor would have to earn from a fully taxable investment in order to equal the Series' tax-free yield after taxes and is calculated by dividing the Series' current or effective yield by the result of one minus the State tax rate times one minus the federal tax rate. The following is an example of the yield calculations as of August 31, 1995:



Value of hypothetical account at end of period.........  $1.000578603
Value of hypothetical account at beginning of period...   1.000000000
                                                         ------------
Base period return.....................................  $ .000578603
                                                         ------------
                                                         ------------
CURRENT YIELD (.000578603 X (365/7))...................     3.02%
EFFECTIVE ANNUAL YIELD, assuming daily compounding.....     3.06%
TAX-EQUIVALENT CURRENT YIELD (3.02%  DIVIDED BY
 (1-44.36%))...........................................     5.43%


  THE YIELD WILL FLUCTUATE FROM TIME TO TIME AND DOES NOT INDICATE FUTURE PERFORMANCE.


  The weighted average life to maturity of the portfolio of the Series on August 31, 1995 was 64 days.


  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information. In addition, comparative performance information may be used from time to time in advertising or marketing the
Series' shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC/Donoghue's Money Fund Report, The Bank Rate Monitor, other industry publications, business periodicals and market indices.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NEW YORK MONEY MARKET SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO PROVIDE THE HIGHEST LEVEL OF CURRENT INCOME THAT IS EXEMPT FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES CONSISTENT WITH LIQUIDITY AND THE PRESERVATION OF CAPITAL. THE SERIES SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING PRIMARILY IN SHORT-TERM NEW YORK STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NEW YORK STATE, NEW YORK CITY AND FEDERAL INCOME TAXES (NEW YORK OBLIGATIONS). SEE "INVESTMENT OBJECTIVES AND POLICIES" IN THE STATEMENT OF ADDITIONAL INFORMATION. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and

Distributions." Under New York law, dividends paid by the Series are exempt from New York State and New York City income tax for resident individuals to the extent they are derived from interest payments on New York Obligations. The New York Obligations in which the Series may invest include certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and certain variable and floating rate demand notes. See "Investment Objectives and Policies--Tax-Exempt Securities--Tax-Exempt Notes" in the Statement of Additional Information. The Series will maintain a dollar-weighted average maturity of its portfolio of 90 days or less.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN, WHICH CONFORM TO THE REQUIREMENTS OF THE AMORTIZED COST VALUATION RULE AND OTHER REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them.

  ALL NEW YORK OBLIGATIONS PURCHASED BY THE SERIES WILL, AT THE TIME OF PURCHASE, HAVE A REMAINING MATURITY OF THIRTEEN MONTHS OR LESS AND BE (I) RATED IN ONE OF THE TWO HIGHEST RATING CATEGORIES BY AT LEAST TWO NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS ASSIGNING A RATING TO THE SECURITY OR ISSUER (OR, IF ONLY ONE SUCH RATING ORGANIZATION ASSIGNED A RATING, BY THAT RATING ORGANIZATION) OR (II), IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE INVESTMENT ADVISER UNDER THE SUPERVISION OF THE TRUSTEES. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The investment adviser will monitor the credit quality of securities purchased for the Series' portfolio and will limit its investments to those which present minimal credit risks.

  In selecting New York Obligations for investment by the Series, the investment adviser considers ratings assigned by major rating services, information concerning the financial history and condition of the issuer and its revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. If a New York Obligation held by the Series is assigned a lower rating or ceases to be rated, the investment adviser under the supervision of the Trustees will promptly reassess whether that security presents minimal credit risks and whether the Series should continue to hold the security in its portfolio. If a portfolio security no longer presents minimal credit risks or is in default, the Series will dispose of the security as soon as reasonably practicable unless the Trustees determine that to do so is not in the best interests of the Series and its shareholders.

  The Series utilizes the amortized cost method of valuation in accordance with regulations issued by the Securities and Exchange Commission (SEC). See "How the Fund Values its Shares."

  The Series intends to hold portfolio securities to maturity; however, it may sell any security at any time in order to meet redemption requests or if the investment adviser believes it advisable, based on an evaluation of the issuer or of market conditions.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NEW YORK OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from New York State, New York City and federal income taxes or the Series will have at least 80% of its total assets invested in New York Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or taxable cash equivalents such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements, or high grade taxable obligations, including obligations that are exempt from federal, but not New York City or New York State, taxation. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in short-term debt securities other than New York Obligations or may invest its assets so that more than 20% of the income is subject to New York State, New York City or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated (a) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer, or (b) if only one such rating organization assigned a rating, by that rating organization; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such two highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase; the purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NEW YORK OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the New York Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST PRIMARILY IN NEW YORK OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NEW YORK OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NEW YORK OBLIGATIONS THAN IS A COMPARABLE TAX-EXEMPT MONEY MARKET FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. An investment in the Series therefore may involve more risk than an investment in other types of money market funds. New York's budgets for fiscal years 1992-1993 and 1993-1994 have produced cash surpluses for the first time since fiscal year 1987-1988. The State's economic recovery, however, weakened by mid-1994, and the 1994-1995 General Fund deficit was approximately $241 million. Projections for 1996 anticipate a weaker State and national economy than 1995. There can be no assurances that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies -- Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES
  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the SEC. See "Investment Objectives and Policies--Repurchase Agreements" in the Statement of Additional Information.

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  ILLIQUID SECURITIES


  The Series may invest up to 10% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities that have a readily available market are not considered illiquid for purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of its average net assets were .73%. See "Financial Highlights."

MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid a management fee of .50 of 1% of the Series' average net assets. See "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.

  PMF MAY FROM TIME TO TIME AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE AND SUBSIDIZE CERTAIN OPERATING EXPENSES OF THE SERIES. The Series is not required to reimburse PMF for such management fee waiver or expense subsidy. Fee waivers and expense subsidies will increase the Series' yield. See "Fund Expenses" and "Calculation of Yield."

DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SERIES' SHARES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  UNDER A DISTRIBUTION AND SERVICE PLAN (THE PLAN) ADOPTED BY THE SERIES UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE SHARES OF THE SERIES. These expenses include account servicing fees paid to, or on account of, financial advisers of Prudential Securities Incorporated (Prudential Securities or PSI) and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  UNDER THE PLAN, THE SERIES REIMBURSES THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED EXPENSES AT AN ANNUAL RATE OF .125 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. Account servicing fees are paid based on the average balance of the Series' shares held in the accounts of the customers of financial advisers. The entire distribution fee may be used to pay account servicing fees.


  For the fiscal year ended August 31, 1995, the Series paid PMFD a distribution fee equal on an annual basis to .125% of the average net assets of the Series. Amounts paid to the Distributor by the Series will not be used to pay distribution expenses incurred by any other series of the Fund.

  The Plan provides that it shall continue in effect from year to year provided that each such continuance is approved annually by a majority vote of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan. The Trustees are provided with and review quarterly reports of expenditures under the Plan.


  In addition to distribution and service fees paid by the Series under the Plan, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons which distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. The Fund records all payments made under the Plan as expenses in the calculation of its net investment income.


  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (the NASD) to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Purchases of portfolio securities are made from dealers, underwriters and issuers; sales prior to maturity are made, for the most part, to dealers and issuers. The Series does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Series generally are traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. The policy of the Series regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable price and efficient execution of transactions.

  Prudential Securities may act as a broker for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:30 P.M., NEW YORK TIME, IMMEDIATELY AFTER THE DECLARATION OF DIVIDENDS.

  The Series will compute its NAV once daily on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  The Series determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Series would receive if it sold the instrument. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to the market each day. For example, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Series' portfolio on a given day, a prospective investor in the Series would be able to obtain a somewhat higher yield and existing shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the NAV of the shares of the Series at $1.00 per share. See "Net Asset Value" in the Statement of Additional Information.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. The Series does not expect to realize long-term capital gains.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under New York law, dividends paid by the Series are exempt from New York State and New York City income taxes for resident individuals to the extent such dividends are excluded from gross income for federal income tax ]purposes and are derived from interest payments on New York Obligations.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND SHORT-TERM CAPITAL GAINS.

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NET ASSET VALUE OF SERIES' SHARES ON THE PAYMENT DATE OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH.

Such election  should be  submitted to  Prudential Mutual  Fund Services,  Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984 BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, all series of the Fund, except for the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series, the New York Income Series and the New York Money Market Series, offer three classes, designated Class A, Class B and Class C shares. The Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series offer only one class of shares. Pursuant to the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of the Series is equal as to earnings, assets and voting privileges, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment is $1,000. The minimum subsequent investment is $100. All minimum investment requirements are waived for the Command Account program (if the Series is designated as your primary fund) and certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult with their own tax advisers.


  SHARES OF THE SERIES ARE SOLD, WITHOUT A SALES CHARGE, AT THE NAV PER SHARE NEXT DETERMINED FOLLOWING RECEIPT AND ACCEPTANCE BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES OF AN ORDER IN PROPER FORM (I.E., CHECK OR FEDERAL FUNDS WIRED TO PMFS). See "How the Fund Values its Shares." When payment is received by PMFS prior to 4:30 P.M., New York time, in proper form, a share purchase order will be entered at the price determined as of 4:30 P.M., New York time, on that day, and dividends on the shares purchased will begin on the business day following such investment. See "Taxes, Dividends and Distributions."


  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates. Shareholders cannot utilize Expedited Redemption or Check Redemption or have a Systematic Withdrawal Plan if they have been issued certificates.

  The Fund reserves the right in its sole discretion to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and other charges imposed by the dealer.

  PURCHASES THROUGH PRUDENTIAL SECURITIES

  If you have an account with Prudential Securities (or open such an account), you may ask Prudential Securities to purchase shares of the Series on your behalf. On the business day following confirmation that a free credit balance (I.E., immediately available funds) exists in your account, Prudential Securities will effect a purchase order for shares of the Series in an amount up to the balance of the NAV determined on that day. Funds held by Prudential Securities on behalf of its clients in the form of free credit balances are delivered to the Fund by Prudential Securities and begin earning dividends the second business day after receipt of the order by Prudential Securities.
Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  Shares of the Series purchased by Prudential Securities on behalf of its clients will be held by Prudential Securities as record holder. Prudential Securities will therefore receive statements and dividends directly from the Fund and will in turn provide investors with Prudential Securities account statements reflecting purchases, redemptions and dividend payments. Although Prudential Securities clients who purchase shares of the Series through Prudential Securities may not redeem shares of the Series by check, Prudential Securities provides its clients with alternative forms of immediate access to monies invested in shares of the Series.

  Prudential  Securities  clients  wishing  additional  information   concerning
investment in shares of the Series made through Prudential Securities should call their Prudential Securities financial adviser.


  AUTOMATIC INVESTMENT. Prudential Securities has advised the Fund that it has instituted procedures pursuant to which, upon enrollment by a Prudential Securities client, Prudential Securities will make automatic investments of free credit balances of $1,000 or more ($1.00 for IRAs) (Eligible Credit Balances) held in such client's account in shares of the Series (Autosweep). To effect the automatic investment of Eligible Credit Balances representing the proceeds from the sale of securities, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business on the day following the settlement of such securities transaction (on settlement date for IRAs); to effect the automatic investment of Eligible Credit Balances representing non-trade related credits, Prudential Securities will enter orders for the purchase of shares of the Series at the opening of business semi-monthly. All shares purchased pursuant to such procedures will be issued at the NAV determined on the date the order is entered and will receive the next dividend declared after such shares are issued.


  SELF-DIRECTED INVESTMENT. Prudential Securities clients not electing Autosweep may continue to place orders for the purchase of shares of the Series through Prudential Securities, subject to the minimum initial and subsequent investment requirements described above.

  A Prudential Securities client who has not elected Autosweep (Automatic Investment) and who does not place a purchase order promptly after funds are credited to his or her Prudential Securities account will have a free credit balance with Prudential Securities and will not begin earning dividends on shares of the Series until the second business day after receipt of the order by Prudential Securities from the client. Accordingly, Prudential Securities will have the use of such free credit balances during this period.

  PURCHASES THROUGH PRUSEC


  You may purchase shares of the Series by placing an order with your Prusec representative accompanied by payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. The Prusec representative will then forward these items to the Transfer Agent. See "Purchase by Mail" below.


  PURCHASE BY WIRE

  For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Municipal Series Fund, New York Money Market Series, specifying on the wire the account number assigned by PMFS and your name.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:30 P.M., New York time), on a business day, you may purchase shares of the Series as of that day and receive dividends commencing on the next business day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly, and should be sure that the wire specifies Prudential Municipal Series Fund (New York Money Market Series) and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

  PURCHASE BY MAIL

  Purchase orders for which remittance is to be made by check or money order may be submitted directly by mail to Prudential Mutual Fund Services, Inc.,
Attention: Investment Services, P.O. Box 15020, New Brunswick, New Jersey 08906-5020, together with payment for the purchase price of such shares and, in the case of a new account, a completed application form. You should also submit an IRS Form W-9. If PMFS receives an order to purchase shares of the Series and payment in proper form prior to 4:30 P.M., New York time, the purchase order will be effective that day and you will begin earning dividends the following business day. See "Taxes, Dividends and Distributions." Checks should be made payable to Prudential Municipal Series Fund, New York Money Market Series. Certified checks are not necessary, but checks must be drawn on a bank located in the United States. There are restrictions on the redemption of shares purchased by check while the funds are being collected. See "How to Sell Your Shares" below. The minimum initial investment by check is $1,000 and the minimum subsequent investment by check is $100.

  THE PRUDENTIAL ADVANTAGE ACCOUNT PROGRAM

  Shares of the Series are offered to participants in the Prudential Advantage Account Program (the Advantage Account Program), a financial services program available to clients of Pruco Securities Corporation. Investors participating in the Advantage Account Program may select the Series as their primary investment vehicle. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Advantage Account Program carried through Prudential Securities) automatically invested in shares of the Series. Specifically, an order to purchase shares of the Series is placed
(i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit.


  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M. on the day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M. on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund.


  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Advantage Account Program, such as those incurred by use of the Visa-Registered Trademark- Account, including Visa purchases, cash advances and Visa Account checks. Each Advantage Account Program Securities Account will be automatically scanned for debits each business day as of the close of business on that day and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series (if selected as the primary fund) and, if necessary, shares of other Advantage Account funds owned by the Advantage Account Program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Advantage Account funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. Shares may not be purchased until all debits, overdrafts and other requirements in the Securities Account are satisfied.

  Advantage Account Program charges and expenses are not reflected in the table of Fund expenses. See "Fund Expenses."

  For information on participation in the Advantage Account Program, you should telephone (800) 235-7637 (toll-free).


  COMMAND ACCOUNT PROGRAM



  Shares of the Series are offered to participants in the Prudential Securities Command Account program, an integrated financial services program of Prudential Securities. Investors having a Command Account may select the Series as their primary fund. Such investors will have free credit cash balances of $1.00 or more in their Securities Account (Available Cash) (a component of the Command Account program) automatically invested in shares of the Series as described below. Specifically, an order to purchase shares of the Series is placed (i) in the case of Available Cash resulting from the proceeds of securities sales, on the settlement date of the securities sale, and (ii) in the case of Available Cash resulting from non-trade related credits (I.E., receipt of dividends and interest payments, maturity of a bond or a cash payment by the participant into his or her Securities Account), on the business day after receipt by Prudential Securities of the non-trade related credit. These automatic purchase procedures are also applicable for Corporate Command Accounts.



  All shares purchased pursuant to these automatic purchase procedures will begin earning dividends on the business day after the order is placed. Prudential Securities will arrange for investment in shares of the Series at 4:30 P.M., New York time, on the business day the order is placed and cause payment to be made in Federal Funds for the shares prior to 4:30 P.M., New York time, on the next business day. Prudential Securities will have the use of free credit cash balances until delivery to the Fund. There are no minimum investment requirements for participants in the Command Account program.

  Redemptions will be automatically effected by Prudential Securities to satisfy debit balances in a Securities Account created by activity therein or arising under the Command program, such as those incurred by use of the Visa Gold Account, including Visa purchases, cash advances and Visa Account checks. Each Command program Securities Account will be automatically scanned for debits monthly for all Visa purchases incurred during that month and each business day as of the close of business on that day for all cash advances and check charges as incurred and after application of any free credit cash balances in the account to such debits, a sufficient number of shares of the Series and, if necessary, shares of other Command funds owned by the Command program participant which have not been selected as his or her primary fund or shares of a participant's money market funds managed by PMF which are not primary Command funds will be redeemed as of that business day to satisfy any remaining debits in the Securities Account. The single monthly debit for Visa purchases will be made on the twenty-fifth day of each month, or the prior business day if the twenty-fifth falls on a weekend or holiday. Margin loans will be utilized to satisfy debits remaining after the liquidation of all shares of the Series in a Securities Account, and shares may not be purchased until all debits, margin loans and other requirements in the Securities Account are satisfied. Command Account participants will not be entitled to dividends declared on the date of redemption.

  For information on participation in the Command Account program, you should telephone (800) 222-4321 (toll-free).

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES."

  Shares for which a redemption request is received by PMFS prior to 4:30 P.M., New York time, are entitled to a dividend on the day on which the request is received. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following the date of receipt of the redemption instructions. Should you redeem all of your shares, you will receive the amount of all dividends declared for the month-to-date on those shares. See "Taxes, Dividends and Distributions."

  If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution". An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  NORMALLY, THE FUND MAKES PAYMENT ON THE NEXT BUSINESS DAY FOR ALL SHARES OF THE SERIES REDEEMED, BUT IN ANY EVENT, PAYMENT IS MADE WITHIN SEVEN DAYS AFTER RECEIPT BY PMFS OF SHARE CERTIFICATES AND/OR OF A REDEMPTION REQUEST IN PROPER FORM. However, the Fund may suspend the right of redemption or postpone the date of payment (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekends or holiday closings), (b) for any periods when trading in the markets which the Fund normally utilizes is closed or restricted or an emergency exists as determined by the SEC so that disposal of the Series' investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC may permit for protection of the Series' shareholders.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK. THE FUND MAKES NO CHARGE FOR REDEMPTION.

  REDEMPTION OF SHARES PURCHASED THROUGH PRUDENTIAL SECURITIES

  Prudential Securities clients for whom Prudential Securities has purchased shares of the Series may have these shares redeemed only by instructing their Prudential Securities financial adviser orally or in writing.

  Prudential Securities has advised the Fund that it has established procedures pursuant to which shares of the Series held by a Prudential Securities client having a deficiency in his or her Prudential Securities account will be redeemed automatically to the extent of that deficiency to the nearest higher dollar unless the client notifies Prudential Securities to the contrary. The amount of the redemption will be the lesser of (a) the total net asset value of the Series' shares held in the client's Prudential Securities account or (b) the deficiency in the client's Prudential Securities account at the close of business on the date such deficiency is due. Accordingly, a Prudential Securities client utilizing this automatic redemption procedure and who wishes to pay for a securities transaction or satisfy any other debit balance in his or her account other than through this automatic redemption procedure must do so not later than the day of settlement for such securities transaction or the date the debit balance is incurred. Prudential Securities clients who have elected to utilize Autosweep will not be entitled to dividends declared on the date of redemption.

  REDEMPTION OF SHARES PURCHASED THROUGH PMFS

  If you  purchase  shares of  the  Series through  PMFS,  you may  use  Regular
Redemption, Expedited Redemption or Check Redemption. Prudential Securities clients for whom Prudential Securities has purchased shares may not use such services.

  REGULAR REDEMPTION. You may redeem your shares by sending a written request, accompanied by duly endorsed share certificates, if issued, to PMFS, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. In this case, all share certificates and certain written requests for redemption must be endorsed by you with signature guaranteed, as described above. Regular redemption is made by check sent to your address.

  EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares made in Federal Funds wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial application form is made or at a later date. Once the Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth below and the form returned to Prudential Mutual Fund Services, Inc.,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc. at the address set forth above.

  A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account.

  DURING PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, EXPEDITED REDEMPTION MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD REDEEM SHARES BY MAIL AS DESCRIBED ABOVE.


  CHECK REDEMPTION. At your request, State Street will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Series in the shareholder's account to cover the amount of the check. If insufficient shares are in the account, or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

  INVOLUNTARY REDEMPTION. Because of the relatively high cost of maintaining an account, the Fund reserves the right to redeem, upon 60 days' written notice, an account which is reduced by a shareholder to a net asset value of $500 or less due to redemption. You may avoid such redemption by increasing the net asset value of your account to an amount in excess of $500.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Series to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Series, in lieu of cash, in conformity with the applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur brokerage costs in converting the assets into cash. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90-day period for any one shareholder.

  CLASS B AND CLASS C PURCHASE PRIVILEGE. You may direct that the proceeds of a redemption of Series shares be invested in Class B or Class C shares of any Prudential Mutual Fund by calling your Prudential Securities financial adviser or the Transfer Agent at (800) 225-1852. The transaction will be effected on the basis of the relative NAV.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS AND FUNDS SOLD WITH AN INITIAL SALES CHARGE, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. You may exchange your shares for Class A shares of the other series of the Fund or Class A shares of the Prudential Mutual Funds on the basis of the relative NAV per share plus the applicable sales charge. No additional sales charge is imposed in connection with subsequent exchanges. You may not exchange your shares for Class B shares of the Prudential Mutual Funds, except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares. See "Class B and Class C Purchase Privilege" above and "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information. An exchange will be treated as a redemption and purchase for tax purposes. You may not exchange your shares for Class C shares of other series of the Fund or Class C shares of the Prudential Mutual Funds.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE THE TELEPHONE EXCHANGE PRIVILEGE ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal indentification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, you can take advantage of the following services and privileges:

       - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

       - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic charge to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders which provides for monthly or quarterly checks. See "How to Sell Your Shares."

       - MULTIPLE ACCOUNTS. Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an application form with the Transfer Agent. Attention: Customer Service, P.O. Box 15005, New Brunswick, New Jersey 08906, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by the Fund. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums set forth above are applicable to the aggregate amounts invested by a group and not to the amount credited to each sub-account.

       - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

       - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Fund at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

                               TAXABLE BOND FUNDS


      Prudential Adjustable Rate Securities Fund, Inc.
      Prudential Diversified Bond Fund, Inc.
      Prudential Government Income Fund, Inc.
      Prudential Government Securities Trust
          Short-Intermediate Term Series
      Prudential High Yield Fund, Inc.
      Prudential Mortgage Income Fund, Inc.
      Prudential Structured Maturity Fund, Inc.
          Income Portfolio
      Prudential U.S. Government Fund
      The BlackRock Government Income Trust

                              TAX-EXEMPT BOND FUNDS
      Prudential California Municipal Fund
          California Series
          California Income Series

      Prudential Municipal Bond Fund
          High Yield Series
          Insured Series
          Intermediate Series


      Prudential Municipal Series Fund
          Florida Series
          Hawaii Income Series
          Maryland Series
          Massachusetts Series
          Michigan Series
          New Jersey Series
          New York Series
          North Carolina Series
          Ohio Series
          Pennsylvania Series

      Prudential National Municipals Fund, Inc.

                                  GLOBAL FUNDS


      Prudential Europe Growth Fund, Inc.
      Prudential Global Fund, Inc.
      Prudential Global Genesis Fund, Inc.
      Prudential Global Limited Maturity Fund, Inc.
          Global Assets Portfolio
          Limited Maturity Portfolio


      Prudential Global Natural Resources Fund, Inc.
      Prudential Intermediate Global Income Fund, Inc.
      Prudential Pacific Growth Fund, Inc.
      Global Utility Fund, Inc.


                                EQUITY FUNDS


Prudential Allocation Fund
    Balanced Portfolio
    Strategy Portfolio


Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund


                             MONEY MARKET FUNDS

- TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund
    Money Market Series
Prudential MoneyMart Assets
- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS


                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
CALCULATION OF YIELD...........................    6
HOW THE FUND INVESTS...........................    6
  Investment Objective and Policies............    6
  Other Investments and Policies...............    9
  Investment Restrictions......................    9
HOW THE FUND IS MANAGED........................    9
  Manager......................................   10
  Distributor..................................   10
  Portfolio Transactions.......................   11
  Custodian and Transfer and
   Dividend Disbursing Agent...................   12
HOW THE FUND VALUES ITS SHARES.................   12
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   12
GENERAL INFORMATION............................   14
  Description of Shares........................   14
  Additional Information.......................   14
SHAREHOLDER GUIDE..............................   15
  How to Buy Shares of the Fund................   15
  How to Sell Your Shares......................   18
  How to Exchange Your Shares..................   20
  Shareholder Services.........................   21
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1


                  -------------------------------------------
MF139A                                                                   444240c

                              CUSIP No: 74435M-72-1


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL SERIES
FUND

(NEW YORK MONEY MARKET SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(NORTH CAROLINA SERIES)
----------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (North Carolina Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the North Carolina Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


    Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the North Carolina Series is offered through this Prospectus.


  WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

    The Series' investment objective is to maximize current income that is exempt from North Carolina State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in North Carolina State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from North Carolina State and federal income taxes (North Carolina Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

  RISK FACTORS AND SPECIAL CHARACTERISTICS

    In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in North Carolina Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of North Carolina Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

  WHO MANAGES THE FUND?


    Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed-- Manager" at page 13.


  WHO DISTRIBUTES THE SERIES' SHARES?

    Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

    Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

    See "How the Fund is Managed--Distributor" at page 14.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide--Shareholder Services" at page 28.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide-- How to Buy Shares of the Fund" at page 21.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Series offers three classes of shares:

     - Class A Shares:    Sold with an initial sales charge of up to 3%  of
                          the offering price.

     - Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent deferred sales charge  or
                          CDSC  (declining from 5% to  zero of the lower of
                          the amount invested  or the redemption  proceeds)
                          which will be imposed on certain redemptions made
                          within  six years  of purchase.  Although Class B
                          shares   are    subject   to    higher    ongoing
                          distribution-related   expenses   than   Class  A
                          shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

    See "Shareholder Guide--Alternative Purchase Plan" at page 22.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                            (NORTH CAROLINA SERIES)


SHAREHOLDER TRANSACTION EXPENSES+                        CLASS A SHARES       CLASS B SHARES         CLASS C SHARES
                                                       ------------------  ---------------------  ---------------------
    Maximum Sales Load Imposed on Purchases (as a              3%          None                   None
     percentage of offering price)...................
    Maximum Sales Load or Deferred Sales Load Imposed         None         None                   None
     on Reinvested Dividends.........................
    Deferred Sales Load (as a percentage of original
     purchase price or redemption proceeds, whichever         None         5% during  the  first  1% on redemptions
     is lower).......................................                      year,  decreasing  by  made within one year
                                                                           1% annually to 1%  in  of purchase
                                                                           the  fifth  and sixth
                                                                           years  and   0%   the
                                                                           seventh year*
                                                              None         None                   None
    Redemption Fees..................................
                                                              None         None                   None
    Exchange Fee.....................................


ANNUAL FUND OPERATING EXPENSES**
    (as a percentage of average net assets)    CLASS A SHARES      CLASS B         CLASS C
                                               --------------      SHARES          SHARES
                                                                -------------   -------------
    Management Fees (Before Waiver)..........      .50%            .50%            .50%
    12b-1 Fees...............................      .10++           .50             .75++
    Other Expenses...........................      .39             .39             .39
                                                   ---             ---             ---
    Total Fund Operating Expenses (Before                         1.39%           1.64%
     Waiver).................................      .99%
                                                   ---             ---             ---
                                                   ---             ---             ---



                                               1         3         5        10
      EXAMPLE                                 YEAR     YEARS     YEARS     YEARS
                                              ----     -----     -----     -----
      You   would   pay   the   following
       expenses on  a $1,000  investment,
       assuming  (1) 5% annual return and
       (2) redemption at the end of  each
       time period:
          Class A........................     $40      $ 61      $ 83      $148
          Class B........................     $64      $ 74      $ 86      $141
          Class C........................     $27      $ 52      $ 89      $194

      You   would   pay   the   following
       expenses on  the same  investment,
       assuming no redemption:
          Class A........................     $40      $ 61      $ 83      $148
          Class B........................     $14      $ 44      $ 76      $151
          Class C........................     $17      $152      $ 89      $194
      The  above examples are based on restated data for the Series' fiscal year
      ended  August  31,  1995.  THE   EXAMPLES  SHOULD  NOT  BE  CONSIDERED   A
      REPRESENTATION  OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER
      OR LESS THAN THOSE SHOWN.
      The purpose of  this table  is to  assist investors  in understanding  the various  costs  and expenses  that an  investor in  the Series  will bear, whether directly  or indirectly.  For more  complete descriptions  of  the various  costs  and  expenses,  see  "How  the  Fund  is  Managed." "Other
      Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.

   ---------------------
    *Class B shares will automatically convert to Class A shares approximately
     seven  years   after   purchase.  See   "Shareholder   Guide--Conversion
     Feature--Class B Shares."
   **Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.05%), Management Fees and Total Fund Operating Expenses would be .45% and .94%, respectively, of the average net assets of the Series' Class A shares, .45% and 1.34%, respectively, of the average net assets of the Series' Class B shares and .45% and 1.59%, respectively, of the average net assets of the Series' Class C shares. See "How the Fund is Managed--Manager--Fee Waivers."
    +Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Series rather than on a per shareholder basis. Therefore, long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
   ++Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average daily net asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and Class C shares without such limitations would be 1.19% and 1.89%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                        CLASS A
                                --------------------------------------------------------
                                                                             JANUARY 22,
                                                YEAR ENDED                    1990 (A)
                                                AUGUST 31,                     THROUGH
                                ------------------------------------------   AUGUST 31,
                                 1995     1994     1993     1992     1991       1990
                                ------   ------   ------   ------   ------   -----------

PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period.......................  $11.06   $12.04   $11.37   $10.86   $10.45     $10.63
                                ------   ------   ------   ------   ------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income.........     .60(d)    .61     .65      .67      .67        .41
Net realized and unrealized
 gain (loss) on investment
 transactions.................     .13     (.76)     .67      .51      .41       (.18)
                                ------   ------   ------   ------   ------   -----------
    Total from investment
     operations...............     .73     (.15)    1.32     1.18     1.08        .23
                                ------   ------   ------   ------   ------   -----------
LESS DISTRIBUTIONS
Dividends from net investment
 income.......................    (.60)    (.61)    (.65)    (.67)    (.67)      (.41)
Distributions from net
 realized gains...............    --       (.22)    --       --       --        --
                                ------   ------   ------   ------   ------   -----------
    Total distributions.......    (.60)    (.83)    (.65)    (.67)    (.67)      (.41)
                                ------   ------   ------   ------   ------   -----------
Net asset value, end of
 period.......................  $11.19   $11.06   $12.04   $11.37   $10.86     $10.45
                                ------   ------   ------   ------   ------   -----------
                                ------   ------   ------   ------   ------   -----------
TOTAL RETURN (C):.............    6.86%   (1.35)%  11.99%   11.12%   10.63%      2.09%
RATIOS/SUPPLEMENTAL DATA:
Net asset, end of period
 (000)........................  $26,519  $2,256   $1,777   $  917   $  362     $   58
Average net assets (000)......  $15,244  $2,067   $1,316   $  612   $  246     $   32
Ratios to average net assets:
  Expenses, including
   distribution fee...........     .98%(d)    .88%    .87%    .91%     .99%      1.00%(b)
  Expenses, excluding
   distribution fee...........     .88%(d)    .78%    .77%    .81%     .89%       .90%(b)
  Net investment income.......    5.25%(d)   5.31%   5.55%   5.90%    6.24%      6.24%(b)
Portfolio turnover............      28%      17%      38%      36%      27%        24%

---------------
(a) Commencement of offering of Class A shares.
(b) Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                       CLASS B
                      ----------------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                      ----------------------------------------------------------------------------------------------------------
                                                                                        1989
                         1995         1994      1993      1992      1991      1990       (B)      1988        1987        1986
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------

PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year...............    $  11.06     $ 12.05   $ 11.37   $ 10.86   $ 10.45   $ 10.65   $10.35    $ 10.59     $ 11.32     $ 10.04
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
 income.............         .55(d)      .56       .60       .62       .63       .64      .65        .69(a)      .70(a)      .78(a)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions.......         .13        (.77)      .68       .51       .41      (.20)     .30       (.24)       (.61)       1.31
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
    Total from
     investment
     operations.....         .68        (.21)     1.28      1.13      1.04       .44      .95        .45         .09        2.09
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
LESS DISTRIBUTIONS
Dividends from net
 investment income..        (.55)       (.56)     (.60)     (.62)     (.63)     (.64)    (.65)      (.69)       (.70)       (.78)
Distributions from
 net realized
 gains..............      --            (.22)    --        --        --        --        --        --           (.12)       (.03)
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
    Total
    distributions...        (.55)       (.78)     (.60)     (.62)     (.63)     (.64)    (.65)      (.69)       (.82)       (.81)
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
Net asset value, end
 of year............    $  11.19     $ 11.06   $ 12.05   $ 11.37   $ 10.86   $ 10.45   $10.65    $ 10.35     $ 10.59     $ 11.32
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
                      ----------     -------   -------   -------   -------   -------   -------   -------     -------     -------
TOTAL RETURN (C):...        6.44%      (1.82)%   11.62%    10.64%    10.17%     4.28%    9.39%      4.47%        .74%      21.61%
RATIOS/SUPPLEMENTAL
 DATA:
Net asset, end of
 year (000).........    $ 40,119     $69,448   $75,515   $63,573   $59,875   $57,429   $34,222   $44,076     $39,477     $25,395
Average net assets
 (000)..............    $ 51,963     $73,606   $67,997   $60,751   $59,071   $56,745   $49,868   $40,442     $35,368     $17,261
Ratios to average
 net assets:
  Expenses,
   including
   distribution
   fee..............        1.34%(d)    1.28%     1.27%     1.31%     1.39%     1.38%    1.39%      1.13%(a)    1.06%(a)    1.00%(a)
  Expenses,
   excluding
   distribution
   fee..............         .84%(d)     .78%      .77%      .81%      .89%      .89%     .89%       .64%(a)     .57%(a)     .52%(a)
  Net investment
   income...........        5.10%(d)    4.89%     5.18%     5.58%     5.88%     5.96%    6.06%      6.58%(a)    6.15%(a)    6.72%(a)
Portfolio
 turnover...........          28%         17%       38%       36%       27%       24%      47%        66%         37%         34%

---------------
(a)Net of expense subsidy.
(b)On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(d)Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)



  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                     CLASS C
                                                            -------------------------
                                                                                  AUGUST 1,
                                                                                  1994 (A)
                                                     YEAR ENDED                    THROUGH
                                                     AUGUST 31,                  AUGUST 31,
                                                        1995                        1994
                                                  -----------------           -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....               $ 11.06                     $ 11.09
                                                        ------                      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...................                   .52(d)                      .04
Net realized and unrealized gain (loss)
 on investment transactions.............                   .13                        (.03)
                                                        ------                      ------
    Total from investment operations....                   .65                         .01
                                                        ------                      ------
LESS DISTRIBUTIONS
Dividends from net investment income....                  (.52)                       (.04)
Distributions from net realized gains...               --                            --
                                                        ------                      ------
    Total distributions.................                  (.52)                       (.04)
                                                        ------                      ------
Net asset value, end of period..........                $11.19                      $11.06
                                                        ------                      ------
                                                        ------                      ------
TOTAL RETURN (C):.......................                  6.17%                        .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........               $    53                     $    10
Average net assets (000)................               $    32                     $     5
Ratios to average net assets:
  Expenses, including distribution
   fee..................................                  1.63%(d)                    1.67%(b)
  Expenses, excluding distribution
   fee..................................                   .88%(d)                     .92%(b)
  Net investment income.................                  4.59%(d)                    5.06%(b)
Portfolio turnover......................                    28%                         17%

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE NORTH CAROLINA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN NORTH CAROLINA STATE, MUNICIPAL AND LOCAL GOVERNMENTAL OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM NORTH CAROLINA STATE AND FEDERAL INCOME TAXES (NORTH CAROLINA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under North Carolina law, dividends distributed by the Series and attributable to interest on obligations issued by North Carolina and its political subdivisions are exempt from North Carolina individual, trust and estate income taxes. See "Taxes, Dividends and Distributions." North Carolina Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities, provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL NORTH CAROLINA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the North Carolina Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase North Carolina Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular North Carolina Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN NORTH CAROLINA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from North Carolina and federal income taxes or the Series will have at least 80% of its total assets invested in North Carolina Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than North Carolina Obligations or may invest its assets so that more than 20% of the income is subject to North Carolina State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON NORTH CAROLINA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the North Carolina Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information. Finally, the Series must eliminate all of its positions in futures contracts and options thereon by December 31 of each year in order to comply with requirements for exemption from the North Carolina intangibles tax.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN NORTH CAROLINA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM NORTH CAROLINA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF NORTH CAROLINA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Despite stressful periods during the latest recession that depleted fund reserves and ended with General Fund deficits, prudent steps were taken to control fiscal decline with resulting operating surpluses in fiscal 1992 and 1993. The State had a budget surplus of approximately $865 million at the end of fiscal year 1993-1994. Because of growth in State tax and fee revenues, the General Fund balance at the end of fiscal year 1994-1995 was reported at approximately $300 million. If either North Carolina or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series' investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .98%, 1.34% and 1.63% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Series is Marie Conti, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Ms. Conti has responsibility for the day-to-day management of the portfolio. Ms. Conti has managed the portfolio since October 1991 and has been employed by PIC as a portfolio manager since September 1989 and prior thereto was employed in an administrative capacity at PIC since August 1988.



  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.



  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.


  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET

ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171 serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  In the opinion of North Carolina tax counsel, distributions will not be subject to North Carolina income tax if made to individual shareholders resident in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the United States Virgin Islands including the governments thereof and their agencies, instrumentalities, and authorities or (ii) attributable to interest on direct obligations of the United States.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any distributions are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest of each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher
distribution   expenses  than  Class  A  shares,  the  liquidation  proceeds  to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years
CLASS C    Maximum CDSC of 1% of the lesser of     1% (currently being      Shares do not convert to another class
           the amount invested or the redemption   charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN  SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $99,999                   3.00%              3.09%               3.00%
$100,000 to $249,999                2.50               2.56                2.50
$250,000 to $499,999                1.50               1.52                1.50
$500,000 to $999,999                1.00               1.01                1.00
$1,000,000 and above                None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISOR. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency, or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                         CONTINGENT DEFERRED
                                                                                SALES
                                                                        CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                     OF DOLLARS INVESTED OR
PAYMENT MADE                                                             REDEMPTION PROCEEDS
----------------------------------------------------------------------  ----------------------
First.................................................................           5.0%
Second................................................................           4.0%
Third.................................................................           3.0%
Fourth................................................................           2.0%
Fifth.................................................................           1.0%
Sixth.................................................................           1.0%
Seventh...............................................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B and Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks in any amount. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust

      TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Intermediate Series
Prudential Municipal Series Fund
  Florida Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
  Global Assets Portfolio
  Limited Maturity Portfolio
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
Prudential Allocation Fund
  Balanced Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential Jennison Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
-COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  Risk Factors and Special Characteristics......         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         8
  Investment Objective and Policies.............         8
  Other Investments and Policies................        12
  Investment Restrictions.......................        13
HOW THE FUND IS MANAGED.........................        13
  Manager.......................................        13
  Distributor...................................        14
  Portfolio Transactions........................        16
  Custodian and Transfer and Dividend
   Disbursing Agent.............................        16
HOW THE FUND VALUES ITS SHARES..................        16
HOW THE FUND CALCULATES PERFORMANCE.............        17
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        17
GENERAL INFORMATION.............................        20
  Description of Shares.........................        20
  Additional Information........................        21
SHAREHOLDER GUIDE...............................        21
  How to Buy Shares of the Fund.................        21
  Alternative Purchase Plan.....................        22
  How to Sell Your Shares.......................        24
  Conversion Feature--Class B Shares............        26
  How to Exchange Your Shares...................        27
  Shareholder Services..........................        28
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1

-------------------------------------------
MF 126A                                                                  44404HI
                                   Class A: 74435M-81-2
                        CUSIP Nos.: Class B: 74435M-82-0
                                   Class C: 74435M-51-5


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(NORTH CAROLINA SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(OHIO SERIES)
----------------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Ohio Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Ohio Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------
INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS
  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Ohio Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

  The Series' investment objective is to maximize current income that is exempt from Ohio State and federal income taxes consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Ohio State, municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Ohio State and federal income taxes (Ohio Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Ohio Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Ohio Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page 12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests--Investment Objective and Policies--Futures Contracts and Options Thereon" at page 11.

WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.

  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide-- Shareholder Services" at page 29.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers three classes of shares:

     - Class A Shares:    Sold  with an initial sales charge of up to 3% of
                          the offering price.

     - Class B Shares:    Sold without  an  initial sales  charge  but  are
                          subject  to a contingent  deferred sales charge or
                          CDSC (declining from  5% to zero  of the lower  of
                          the  amount invested  or the  redemption proceeds)
                          which will be imposed on certain redemptions  made
                          within  six  years of  purchase. Although  Class B
                          shares   are    subject    to    higher    ongoing
                          distribution-related expenses than Class A shares, Class B shares will automatically convert to Class
                          A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 18.

                                 FUND EXPENSES
                                 (OHIO SERIES)

SHAREHOLDER TRANSACTION EXPENSES+             CLASS A SHARES       CLASS B SHARES       CLASS C SHARES
                                            -------------------  -------------------  -------------------
    Maximum    Sales   Load   Imposed   on
     Purchases   (as   a   percentage   of
     offering price)......................          3%                  None                 None
    Maximum  Sales Load  or Deferred Sales
     Load Imposed on Reinvested
     Dividends............................         None                 None                 None
    Deferred Sales Load  (as a  percentage
     of   original   purchase   price   or
     redemption  proceeds,  whichever   is
     lower)...............................         None          5% during the first  1% on redemptions
                                                                 year, decreasing by  made within one
                                                                 1% annually to 1%    year of purchase
                                                                 in the fifth and
                                                                 sixth years and 0%
                                                                 the seventh year*
    Redemption Fees.......................         None                 None                 None
    Exchange Fee..........................         None                 None                 None


ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)     CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                            --------------  --------------  --------------
    Management Fees (Before Waiver).......        .50%            .50%            .50%
    12b-1 Fees............................        .10++           .50             .75++
    Other Expenses........................        .26          .26                .26
                                                 ----            ----           -----
    Total  Fund Operating Expenses (Before
     Waiver)..............................        .86%           1.26%           1.51%
                                                 ----            ----           -----
                                                 ----            ----           -----



                                                                               1        3        5        10
EXAMPLE                                                                       YEAR    YEARS    YEARS    YEARS
                                                                             ------  -------  -------  --------
You would pay the following expenses on a $1,000 investment, assuming (1)
 5% annual return and (2) redemption at the end of each time period:
    Class A................................................................  $  39   $   57   $   76   $   133
    Class B................................................................  $  63   $   70   $   79   $   136
    Class C................................................................  $  25   $   48   $   82   $   180
You would pay the following expenses on the same investment, assuming no redemption:
    Class A................................................................  $  39   $   57   $   76   $   133
    Class B................................................................  $  13   $   40   $   69   $   136
    Class C................................................................  $  15   $   48   $   82   $   180
The above examples are based on restated data for  the Series' fiscal year ended August 31, 1995.  THE
EXAMPLES  SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE
GREATER OR LESS THAN THOSE SHOWN.
The purpose of this table is to assist investors in understanding the various costs and expenses  that an investor in the Series will bear, whether directly or indirectly. For more complete descriptions of the  various costs and  expenses, see "How the  Fund is Managed."  "Other Expenses" includes operating expenses of  the Series,  such  as Trustees'  and professional  fees,  registration fees,  reports  to shareholders and transfer agency and custodian fees.

-------------
        *  Class  B  shares  will automatically  convert  to Class  A  shares approximately  seven  years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
       **  Based on expenses incurred during the fiscal year ended August 31, 1995, without taking into account the management fee waiver. At the current level of management fee waiver (.05%), Management Fees and
           Total Fund Operating Expenses would be .45% and .81%, respectively, of the average net assets of the
           Series' Class A shares, .45% and 1.21%, respectively, of the average net assets of the Series' Class
           B shares and .45% and 1.46%, respectively, of the average net assets of the Series' Class C  shares.
           See "How the Fund is Managed--Manager--Fee Waivers."
        +  Pursuant  to rules of  the National Association  of Securities Dealers,  Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may  not exceed  6.25% of total gross sales, subject to  certain exclusions. This 6.25% limitation is imposed on each  class  of  the  Series  rather  than on  a  per  shareholder  basis.  Therefore,  long-term shareholders of the Series may pay more in total sales charges than the economic equivalent of 6.25%
           of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
       ++  Although  the Class A  and Class C  Distribution and Service Plans  provide that the  Fund may pay a distribution fee of up to .30 of 1% and 1% per annum of the average daily net assets of the Class  A and  Class C shares,  respectively, the Distributor has  agreed to limit  its distribution fees with respect to the Class A and Class C shares of the Series  to no more than .10 of 1% and .75 of 1%  of the  average daily net asset value  of the Class A shares and  Class C shares, respectively, for the fiscal year ending August 31, 1996. Total Fund Operating Expenses (Before Waiver) of the Class A and
           Class C shares without such limitations would be 1.06% and 1.76%, respectively. See "How the Fund is
           Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class A Shares)


    The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                        CLASS A
                             -------------------------------------------------------------
                                                                               JANUARY 22,
                                                                                  1990*
                                          YEAR ENDED AUGUST 31,                  THROUGH
                             -----------------------------------------------   AUGUST 31,
                               1995        1994      1993     1992     1991       1990
                             ---------   --------   ------   ------   ------   -----------
  PER SHARE OPERATING
   PERFORMANCE:
  Net asset value,
   beginning of period.....  $   11.72   $  12.38   $11.69   $11.17   $10.71   $ 10.85
                             ---------   --------   ------   ------   ------   -----------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment income....        .65#       .66      .69      .70      .70       .47
  Net realized and
   unrealized gain (loss)
   on investment
   transactions............        .20       (.66)     .69      .52      .46      (.14)
                             ---------   --------   ------   ------   ------   -----------
      Total from investment
       operations..........        .85      --        1.38     1.22     1.16       .33
                             ---------   --------   ------   ------   ------   -----------
  LESS DISTRIBUTIONS
  Dividends from net
   investment income.......       (.65)      (.66)    (.69)    (.70)    (.70)     (.47)
                             ---------   --------   ------   ------   ------   -----------
  Net asset value, end of
   period..................  $   11.92   $  11.72   $12.38   $11.69   $11.17   $ 10.71
                             ---------   --------   ------   ------   ------   -----------
                             ---------   --------   ------   ------   ------   -----------
  TOTAL RETURN+:...........       7.59%     (0.01)%  12.12%   11.26%   11.06%     2.58%
  RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000)...................  $  51,132   $  4,749   $4,647   $2,095     $923      $462
  Average net assets
   (000)...................  $  29,904   $  4,733   $2,904   $1,289     $615      $289
  Ratios to average net
   assets:
    Expenses, including
     distribution fee......        .83%#      .84%     .84%     .81%     .93%      .96%**
    Expenses, excluding
     distribution fee......        .73%#      .74%     .74%     .71%     .83%      .86%**
    Net investment
     income................       5.50%#     5.45%    5.73%    6.34%    6.34%     6.51%**
  Portfolio turnover
   rate....................         38%        20%      28%      37%      37%       24%

------------
  # Net of fee waiver.
  * Commencement of offering of Class A shares.
 ** Annualized.
  + Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class B Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                CLASS B
                       ------------------------------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                       ------------------------------------------------------------------------------------------
                        1995     1994     1993    1992     1991     1990    1989++     1988      1987      1986
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
  PER SHARE OPERATING
   PERFORMANCE:
  Net asset value,
   beginning of
   year............... $ 11.73  $ 12.38  $11.70  $ 11.18  $ 10.71  $ 10.85  $10.53   $  10.89  $  11.70    $10.69
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
  INCOME FROM
   INVESTMENT
   OPERATIONS
  Net investment
   income.............     .60#     .61     .65      .65      .65      .66     .67        .71       .74+      .82+
  Net realized and
   unrealized gain
   (loss) on
   investment
   transactions.......     .20     (.65)    .68      .52      .47     (.14)    .32       (.36)     (.66)     1.14
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
      Total from
       investment
       operations.....     .80     (.04)   1.33     1.17     1.12      .52     .99        .35       .08      1.96
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
  LESS DISTRIBUTIONS
  Dividends from net
   investment
   income.............    (.60)    (.61)   (.65)    (.65)    (.65)    (.66)   (.67)      (.71)     (.74)     (.82)
  Distributions from
   net realized
   gains..............      --       --      --       --       --       --      --         --      (.15)     (.13)
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
      Total
      distributions...    (.60)    (.61)   (.65)    (.65)    (.65)    (.66)   (.67)      (.71)     (.89)     (.95)
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
  Net asset value, end
   of year............ $ 11.93  $ 11.73  $12.38   $11.70   $11.18   $10.71  $10.85     $10.53    $10.89    $11.70
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
                       -------  -------  ------  -------  -------  -------  -------  --------  --------  --------
  TOTAL RETURN+++:....    7.16%   (0.33)%  11.58%   10.79%   10.74%    4.87%   9.68%     3.52%     0.64%    19.34%
  RATIOS/SUPPLEMENTAL
   DATA:
  Net assets, end of
   year (000)......... $62,805  $118,270 $121,937 $102,199 $92,572 $89,183  $87,426   $73,972   $75,833   $51,587
  Average net assets
   (000).............. $85,410  $121,365 $110,053 $96,178 $90,437  $89,302  $81,613   $72,333   $69,995   $38,725
  Ratios to average
   net assets:
    Expenses,
     including
     distribution
     fee..............    1.22%#    1.24%   1.24%    1.21%    1.33%    1.32%   1.32%     1.24%     1.15%+     1.13%+
    Expenses,
     excluding
     distribution
     fee..............     .72%#     .74%    .74%     .71%     .83%     .84%    .84%      .75%      .66%+      .65%+
    Net investment
     income...........    5.27%#    5.05%   5.33%    5.73%    5.94%    6.08%   6.17%     6.79%     6.43%+     6.98%+
  Portfolio turnover
   rate...............      38%      20%     28%      37%      37%      24%     41%       127%      120%       50%

------------
  # Net of fee waiver.
  + Net of expense subsidy.
 ++ On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The
    Prudential Insurance Company of America as manager of the Fund.
+++ Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                    periods)
                                (Class C Shares)



    The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                    CLASS C
                          ----------------------------
                                           AUGUST 1,
                           YEAR ENDED    1994* THROUGH
                           AUGUST 31,     AUGUST 31,
                              1995           1994
                          -------------  -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....    $ 11.73        $ 11.75
                              ------         ------

INCOME FROM INVESTMENT
 OPERATIONS
-------------------------
Net investment income....        .57#           .05
                                 .20
Net realized and
 unrealized gain (loss)
 on
 investment
 transactions............                      (.02)
                              ------         ------
    Total from investment
     operations..........        .77            .03
LESS DISTRIBUTIONS
-------------------------
Dividends from net
 investment income.......       (.57)          (.05)
                              ------         ------
-------------------------
Net asset value, end of
 period..................    $ 11.93        $ 11.73
                              ------         ------
                              ------         ------
TOTAL RETURN+:...........       6.89%          0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................    $   126             $5
Average net assets
 (000)...................    $    61             $2
Ratios to average net
 assets:
  Expenses, including
   distribution fee......       1.49%#         2.28%**
  Expenses, excluding
   distribution fee......        .74%#         1.53%**
  Net investment
   income................       4.76%#         4.73%**

Portfolio turnover
 rate....................         38%            20%

------------
  # Net of fee waiver.
  * Commencement of offering of Class C shares.
 ** Annualized.
  + Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE OHIO SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM OHIO STATE AND FEDERAL INCOME TAXES CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN OHIO STATE, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS AND GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM OHIO STATE AND FEDERAL INCOME TAXES (OHIO OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.


  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Ohio law, dividends paid by the Series are exempt from Ohio personal income tax and municipal and school district income taxes in Ohio for resident individuals to the extent they are properly attributable to interest payments on Ohio Obligations. Ohio Obligations could include general obligation bonds of the State, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.


  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL OHIO OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Ohio Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Ohio Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Ohio Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.

  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN OHIO OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Ohio State and federal income taxes or the Series will have at least 80% of its total assets invested in Ohio Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position, the Series may invest more than 20% of the value of its assets in debt securities other than Ohio Obligations or may invest its assets so that more than 20% of the income is subject to Ohio State or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the
Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON OHIO OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Ohio Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN OHIO OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM OHIO OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF OHIO OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN SUCH OBLIGATIONS TO THIS DEGREE. Ohio has encountered financial difficulties over some prior years. While Ohio has faced revenue shortfalls, the State has acted promptly in addressing budgetary shortfalls with spending reductions and by tax adjustments. The State's 1994-95 biennium ended June 30, 1995 with a General Revenue Fund (GRF) ending balance of $928 million, of which $535.2 million has been transferred into the State's Budget Stabilization Fund, a cash and budgetary management fund (which had an October 3, 1995 balance of over $828 million). In accordance with the GRF appropriations act for the 1995-96 biennium passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor, the significant June 30, 1995 GRF balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund. All necessary GRF appropriations for State debt service and lease rental payments then projected for the 1995-96 biennium were included in that appropriations act. If either Ohio or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .83%, 1.22% and 1.49% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee, net of waiver, of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.


  The current portfolio manager of the Series is Christian Smith, an Investment Associate of Prudential Investment Advisors, a unit of PIC. Mr. Smith has responsibility for the day-to-day management of the portfolio. Mr. Smith has managed the portfolio since 1991 and has been employed by PIC in various capacities since 1988.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of
 .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending August 31, 1996.



  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.


  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under Ohio law, dividends paid by the Series are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio to the extent such dividends are properly attributable to interest payments on Ohio Obligations, provided that the Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Series consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions, or similar obligations of other states or their subdivisions. Subject to the same regulated investment company and 50% requirements, such dividends are also excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are either excluded from gross income for federal income tax purposes or are properly attributable to interest payments on Ohio Obligations.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding also is required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state and local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each such class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES


  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                             ANNUAL 12B-1 FEES
                                                         (AS A % OF AVERAGE DAILY
                          SALES CHARGE                          NET ASSETS)                       OTHER INFORMATION
           -------------------------------------------  ---------------------------  -------------------------------------------
CLASS A    Maximum initial sales charge of 3% of the    .30 of 1% (currently being   Initial sales charge waived or reduced for
           public offering price                        charged at a rate of .10 of  certain purchases
                                                        1%)
CLASS B    Maximum contingent deferred sales charge or  .50 of 1%                    Shares convert to Class A shares
           CDSC of 5% of the lesser of the amount                                    approximately seven years after purchase
           invested or the redemption proceeds;
           declines to zero after six years
CLASS C    Maximum CDSC of 1% of the lesser of the      1% (currently being charged  Shares do not convert to another class
           amount invested or the redemption proceeds   at a rate of
           on redemptions made within one year of       .75 of 1%)
           purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.


  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                               SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                                PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
     AMOUNT OF PURCHASE        OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
----------------------------  -----------------  -----------------  -------------------
Less than $99,999                     3.00%              3.09%               3.00%
$100,000 to $249,999                  2.50               2.56                2.50
$250,000 to $499,999                  1.50               1.52                1.50
$500,000 to $999,999                  1.00               1.01                1.00
$1,000,000 and above                None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares -- Reduction and Waiver of Initial Sales Charges -- Class A Shares" in the Statement of Additional Information.

    OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE

OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares" If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                CONTINGENT DEFERRED
                                                                       SALES
                                                              CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                           OF DOLLARS INVESTED OR
PAYMENT MADE                                                    REDEMPTION PROCEEDS
------------------------------------------------------------  -----------------------
First.......................................................              5.0%
Second......................................................              4.0%
Third.......................................................              3.0%
Fourth......................................................              2.0%
Fifth.......................................................              1.0%
Sixth.......................................................              1.0%
Seventh.....................................................                None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased to $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.


  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distribtutions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

     TAXABLE BOND FUNDS

Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Short-Intermediate Term Series
Prudential High Yield Fund
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust


     TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series

  Intermediate Series

Prudential Municipal Series Fund

  Florida Series


  Hawaii Income Series

  Maryland Series
  Massachusetts Series
  Michigan Series

  New Jersey Series

  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.

     GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.

Prudential Global Limited Maturity Fund, Inc.


  Global Assets Portfolio


  Limited Maturity Portfolio

Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.

Global Utility Fund, Inc.


     EQUITY FUNDS
Prudential Allocation Fund

  Balanced Portfolio

  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.

Prudential Jennison Fund, Inc.

Prudential Multi-Sector Fund, Inc.

Prudential Utility Fund, Inc.

Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund

     MONEY MARKET FUNDS

-TAXABLE MONEY MARKET FUNDS

Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets

-TAX-FREE MONEY MARKET FUNDS

Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series

-COMMAND FUNDS

Command Money Fund
Command Government Fund
Command Tax-Free Fund

-INSTITUTIONAL MONEY MARKET FUNDS

Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                 PAGE
                                                 ----
FUND HIGHLIGHTS................................    2
  Risk Factors and Special Characteristics.....    2
FUND EXPENSES..................................    4
FINANCIAL HIGHLIGHTS...........................    5
HOW THE FUND INVESTS...........................    8
  Investment Objective and Policies............    8
  Other Investments and Policies...............   12
  Investment Restrictions......................   13
HOW THE FUND IS MANAGED........................   13
  Manager......................................   13
  Distributor..................................   14
  Portfolio Transactions.......................   16
  Custodian and Transfer and Dividend
   Disbursing Agent............................   16
HOW THE FUND VALUES ITS SHARES.................   16
HOW THE FUND CALCULATES PERFORMANCE............   17
TAXES, DIVIDENDS AND DISTRIBUTIONS.............   18
GENERAL INFORMATION............................   20
  Description of Shares........................   20
  Additional Information.......................   21
SHAREHOLDER GUIDE..............................   21
  How to Buy Shares of the Fund................   21
  Alternative Purchase Plan....................   22
  How to Sell Your Shares......................   24
  Conversion Feature--Class B Shares...........   27
  How to Exchange Your Shares..................   28
  Shareholder Services.........................   29
THE PRUDENTIAL MUTUAL FUND FAMILY..............  A-1

------------------------------------------------

MF 123A                                       44404FM
                                   Class A: 74435M-83-8
                        CUSIP Nos.: Class B: 74435M-84-6
                                   Class C: 74435M-49-9


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(OHIO SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND

(PENNSYLVANIA SERIES)
----------------------------------------------------------------------


PROSPECTUS DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the "Fund") (Pennsylvania Series) (the "Series") is one of fourteen series of an open-end, management investment company, or mutual fund. This Series is diversified and is designed to provide the maximum amount of income that is exempt from Pennsylvania personal income tax and federal income tax consistent with the preservation of capital and, in conjunction therewith, the Series may invest in debt securities with the potential for capital gain. The net assets of the Series are invested in obligations within the four highest ratings of either Moody's Investors Service or Standard & Poor's Ratings Group or in unrated obligations which, in the opinion of the Fund's investment adviser, are of comparable quality. Subject to the limitations described herein, the Series may utilize derivatives, including buying and selling futures contracts and options thereon for the purpose of hedging its portfolio securities. There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund and the Pennsylvania Series that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated November 1, 1995, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL MUNICIPAL SERIES FUND?


  Prudential Municipal Series Fund is a mutual fund whose shares are offered in fourteen series, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only the Pennsylvania Series is offered through this Prospectus.


WHAT IS THE SERIES' INVESTMENT OBJECTIVE?

  The Series' investment objective is to maximize current income that is exempt from Commonwealth of Pennsylvania personal income tax and federal income tax consistent with the preservation of capital. It seeks to achieve this objective by investing primarily in Pennsylvania municipal and local government obligations and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam, which pay income exempt, in the opinion of counsel, from Commonwealth of Pennsylvania personal income tax and federal income tax (Pennsylvania Obligations). There can be no assurance that the Series' investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

RISK FACTORS AND SPECIAL CHARACTERISTICS

  In seeking to achieve its investment objective, the Series will invest at least 80% of the value of its total assets in Pennsylvania Obligations. This degree of investment concentration makes the Series particularly susceptible to factors adversely affecting issuers of Pennsylvania Obligations. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" at page
12. To hedge against changes in interest rates, the Series may also purchase put options and engage in transactions involving derivatives, including financial futures contracts and options thereon. See "How the Fund Invests-- Investment Objective and Policies--Futures Contracts and Options Thereon" at page 10.

WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Series' average daily net assets. As of September 30, 1995, PMF served as manager or administrator to 69 investment companies, including 38 mutual funds, with aggregate assets of approximately $51 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 13.


WHO DISTRIBUTES THE SERIES' SHARES?

  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Series' Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares.

  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Series' Class B and Class C shares and is paid an annual distribution and service fee at the rate of .50 of 1% of the average daily net assets of the Class B shares and is paid an annual distribution and service fee which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares.
  See "How the Fund is Managed--Distributor" at page 14.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. There is no minimum investment requirement for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 21 and "Shareholder Guide-- Shareholder Services" at page 28.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Series through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 16 and "Shareholder Guide--How to Buy Shares of the Fund" at page 21.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Series offers three classes of shares:

      -Class A Shares:    Sold with an initial sales charge of up to 3%  of
                          the offering price.

      -Class B Shares:    Sold  without  an  initial sales  charge  but are
                          subject to a contingent deferred sales charge  or
                          CDSC  (declining from 5% to  zero of the lower of
                          the amount invested  or the redemption  proceeds)
                          which will be imposed on certain redemptions made
                          within  six years  of purchase.  Although Class B
                          shares   are    subject   to    higher    ongoing
                          distribution-related   expenses   than   Class  A
                          shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

      -Class C Shares:    Sold without an initial sales charge and, for one
                          year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.

  See "Shareholder Guide--Alternative Purchase Plan" at page 22.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 24.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Series expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Series at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 17.

                                 FUND EXPENSES
                             (PENNSYLVANIA SERIES)

SHAREHOLDER TRANSACTION EXPENSES+                   CLASS A SHARES     CLASS B SHARES        CLASS C SHARES
                                                    --------------  --------------------  --------------------
    Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)................        3%                None                  None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends..............       None               None                  None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower)................       None       5% during the  first  1%   on  redemptions
                                                                    year, decreasing  by  made within one year
                                                                    1% annually to 1% in  of purchase
                                                                    the  fifth and sixth
                                                                    years  and  0%   the
                                                                    seventh year*

    Redemption Fees...............................       None               None                  None
    Exchange Fee..................................       None               None                  None

ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)             CLASS A SHARES     CLASS B SHARES        CLASS C SHARES
                                                    --------------  --------------------  --------------------
    Management Fees (Before Waiver)...............      .50%                 .50%                 .50%
    12b-1 Fees....................................      .10++                .50                  .75++
    Other Expenses................................      .21                  .21                  .21
                                                        ----                 ----                 ----
    Total Fund Operating Expenses (Before                                    1.21%
     Waiver)......................................      .81%                                      1.46%
                                                        ----                 ----                 ----
                                                        ----                 ----                 ----



EXAMPLE                                              1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                     -------   -------   -------   --------
You would pay the following expenses on a $1,000
 investment, assuming (1) 5% annual return and (2)
 redemption at the end of each time period:
    Class A........................................    $38       $55       $74       $127
    Class B........................................    $62       $68       $76       $130
    Class C........................................    $25       $46       $80       $175
You would pay the following expenses on the same
 investment, assuming no redemption:
    Class A........................................    $38       $55       $74       $127
    Class B........................................    $12       $38       $66       $130
    Class C........................................    $15       $46       $80       $175
The  above examples are based restated on data for the Series' fiscal year ended
August 31, 1995. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF  PAST
OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The  purpose of this table  is to assist investors  in understanding the various costs and expenses that an investor in the Series will bear, whether directly or indirectly. For more complete  descriptions of the  various costs and  expenses, see  "How the Fund is Managed."  "Other Expenses" includes operating expenses of the Series, such as Trustees' and professional fees, registration fees,  reports to shareholders and transfer agency and custodian fees.

---------------
        *  Class  B shares will automatically convert to Class A shares approximately seven years after purchase. See
           "Shareholder Guide--Conversion Feature--Class B Shares."
       **  Based on expenses incurred during the fiscal year  ended August 31, 1995, without taking into account  the management  fee waiver. At  the current level of  management fee waiver (.05%),  Management Fees and Total
           Fund Operating Expenses would  be .45% and .76%,  respectively, of the average  net assets of the  Series'
           Class  A shares, .45% and 1.16%, respectively, of the average net assets of the Series' Class B shares and
           .45% and 1.41%, respectively, of the average net assets  of the Series' Class C shares. See "How the  Fund is Managed--Manager--Fee Waivers."
        +  Pursuant  to rules of  the National Association of  Securities Dealers, Inc.,  the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Series may not exceed 6.25%
           of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the
           Series rather than on  a per shareholder basis.  Therefore, long-term shareholders of  the Series may  pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
       ++  Although  the  Class A  and  Class C  Distribution  and Service  Plans  provide that  the  Fund may  pay a distribution fee of up to .30 of 1%  and 1% per annum of the average  daily net assets of the Class A  and
           Class  C shares, respectively, the Distributor  has agreed to limit its  distribution fees with respect to the Class A and Class C shares of the Series to no more than .10 of 1% and .75 of 1% of the average  daily net  asset value of the Class A shares and Class C shares, respectively, for the fiscal year ending August
           31, 1996. Total Fund Operating  Expenses (Before Waiver) of  the Class A and  Class C shares without  such limitations would be 1.01% and 1.71%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class A Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                        CLASS A
                           ------------------------------------------------------------------
                                                                                  JANUARY 22,
                                                                                   1990 (A)
                                          YEAR ENDED AUGUST 31,                     THROUGH
                           ----------------------------------------------------   AUGUST 31,
                             1995       1994       1993       1992       1991        1990
                           --------   --------   --------   --------   --------   -----------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of period.....  $  10.42   $  11.21   $  10.55   $   9.96   $   9.60   $  9.83
                           --------   --------   --------   --------   --------   -----------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....       .60(c)      .59       .62        .62        .62(c)     .38(c)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............       .13       (.68)       .70        .59        .39      (.23)
                           --------   --------   --------   --------   --------   -----------
    Total from investment
     operations..........       .73       (.09)      1.32       1.21       1.01       .15
                           --------   --------   --------   --------   --------   -----------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......      (.60)      (.59)      (.62)      (.62)      (.62)     (.38)
Distributions from net
 realized gains..........        --       (.11)      (.04)        --       (.03)       --
                           --------   --------   --------   --------   --------   -----------
    Total
     distributions.......      (.60)      (.70)      (.66)      (.62)      (.65)     (.38)
                           --------   --------   --------   --------   --------   -----------
Net asset value, end of
 period..................  $  10.55   $  10.42   $  11.21   $  10.55   $   9.96   $  9.60
                           --------   --------   --------   --------   --------   -----------
                           --------   --------   --------   --------   --------   -----------
TOTAL RETURN (D):........     7.35%       (.82)%    12.86%     12.44%     10.82%     1.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $ 50,696   $ 10,651   $  9,342   $  5,908   $  3,521   $ 1,823
Average net assets
 (000)...................  $ 30,092   $ 10,315   $  7,354   $  4,439   $  2,366   $   977
Ratios to average net
 assets:
  Expenses, including
   distribution fee......       .80%(c)      .75%      .78%      .81%       .83%(c)     .78%(b)(c)
  Expenses, excluding
   distribution fee......       .70%(c)      .65%      .68%      .71%       .74%(c)     .68%(b)(c)
  Net investment
   income................      5.76%(c)     5.52%     5.69%     5.99%      6.32%(c)    6.51%(b)(c)
Portfolio turnover.......        19%        22%        13%        25%        62%       37%

---------------
(a)   Commencement of offering of Class A shares.
(b)   Annualized.
(c)   Net of expense subsidy/management fee waiver.
(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class B Shares)


  The following financial highlights, with respect to the five-year period ended August 31, 1995, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                  CLASS B
                 ----------------------------------------------------------------------------------------------------------
                                                                                                                  APRIL 3,
                                                                                                                  1987(D)
                                                    YEAR ENDED AUGUST 31,                                         THROUGH
                 -------------------------------------------------------------------------------------------     AUGUST 31,
                   1995        1994      1993      1992        1991         1990       1989 (B)       1988          1987
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period......... $  10.42    $  11.21  $  10.54  $   9.96    $   9.60     $   9.81     $   9.47     $   9.73     $  10.00
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
INCOME FROM
 INVESTMENT
 OPERATIONS
Net investment
 income.........      .56(a)      .55       .57       .58         .58(a)       .61(a)       .65(a)       .67(a)       .26(a)
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...      .13        (.68)      .71       .58         .39         (.21)         .34         (.26)        (.27)
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
    Total from
     investment
   operations...      .69        (.13)     1.28      1.16         .97          .40          .99          .41         (.01)
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
LESS
 DISTRIBUTIONS
Dividends from
 net investment
 income.........     (.56)       (.55)     (.57)     (.58)       (.58)        (.61)        (.65)        (.67)        (.26)
Distributions
 from net
 realized
 gains..........       --        (.11)     (.04)       --        (.03)          --           --           --           --
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
    Total
distributions...     (.56)       (.66)     (.61)     (.58)       (.61)        (.61)        (.65)        (.67)        (.26)
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
Net asset value,
 end of
 period......... $  10.55    $  10.42  $  11.21  $  10.54    $   9.96     $   9.60     $   9.81     $   9.47     $   9.73
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
                 --------    --------  --------  --------    --------     --------     --------     --------     ----------
TOTAL RETURN
 (C):...........     6.92%      (1.22)%    12.54%    11.92%     10.39%        4.08%       10.75%        4.53%       (0.15)%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end
 of period
 (000).......... $202,633    $257,732  $263,752  $206,028    $170,162     $150,824     $118,280     $ 52,503     $ 16,340
Average net
 assets (000)... $223,082    $266,594  $229,955  $186,113    $146,591     $141,183     $ 86,496     $ 35,700     $  4,403
Ratios to
 average net
 assets:
  Expenses,
   including
   distribution
   fee..........     1.17%(a)     1.15%     1.18%     1.21%      1.23%(a)     1.02%(a)      .77%(a)      .53%(a)        0%(a)(e)
  Expenses,
   excluding
   distribution
   fee..........      .67%(a)      .65%      .68%      .71%       .74%(a)      .53%(a)      .29%(a)      .06%(a)        0%(a)(e)
  Net investment
   income.......     5.44%(a)     5.11%     5.29%     5.59%      5.94%(a)     6.05%(a)     6.27%(a)     6.66%(a)     5.54%(a)(e)
Portfolio
 turnover.......       19%         22%       13%       25%         62%          37%          11%         137%          42%

---------------
(a)   Net of expense subsidy/management fee waiver.
(b) On December 31, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as manager of the Fund.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d)   Commencement of offering of Class B shares.
(e)   Annualized.

                              FINANCIAL HIGHLIGHTS
(for a share of beneficial interest outstanding throughout each of the indicated
                                periods)
                                (Class C Shares)



  The following financial highlights have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. This information is based on data contained in the financial statements.



                                                                   CLASS C
                                                                  ----------
                                                                  AUGUST 1,
                                                                   1994 (A)
                                                    YEAR ENDED     THROUGH
                                                    AUGUST 31,    AUGUST 31,
                                                       1995          1994
                                                    -----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  10.42      $ 10.44
                                                    -----------   ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .53(d)       .04
Net realized and unrealized gain (loss) on
 investment transactions..........................       .13         (.02)
                                                    -----------   ----------
    Total from investment operations..............       .66          .02
                                                    -----------   ----------
LESS DISTRIBUTIONS
Dividends from net investment income..............      (.53)        (.04)
Distributions from net realized gains.............        --           --
                                                    -----------   ----------
    Total distributions...........................      (.53)        (.04)
                                                    -----------   ----------
Net asset value, end of period....................  $  10.55      $ 10.42
                                                    -----------   ----------
                                                    -----------   ----------
TOTAL RETURN (C):.................................      6.65%         .14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $    336      $    90
Average net assets (000)..........................  $    223      $     1
Ratios to average net assets:#
  Expenses, including distribution fee............      1.44%(d)    2.00%(b)
  Expenses, excluding distribution fee............       .69%(d)    1.25%(b)
  Net investment income...........................      5.14%(d)    8.51%(b)
Portfolio turnover................................        19%         22%

---------------
(a) Commencement of offering of Class C shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than a full year are not annualized.
(d) Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  PRUDENTIAL MUNICIPAL SERIES FUND (THE FUND) IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF FOURTEEN SEPARATE SERIES. EACH OF THESE SERIES IS MANAGED INDEPENDENTLY. THE PENNSYLVANIA SERIES (THE SERIES) IS DIVERSIFIED AND ITS INVESTMENT OBJECTIVE IS TO MAXIMIZE CURRENT INCOME THAT IS EXEMPT FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX CONSISTENT WITH THE PRESERVATION OF CAPITAL AND, IN CONJUNCTION THEREWITH, THE SERIES MAY INVEST IN DEBT SECURITIES WITH THE POTENTIAL FOR CAPITAL GAIN. See "Investment Objectives and Policies" in the Statement of Additional Information.


  THE SERIES' INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE SERIES' OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). THE SERIES' POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE TRUSTEES.

  THE SERIES WILL INVEST PRIMARILY IN PENNSYLVANIA, MUNICIPAL AND LOCAL GOVERNMENT OBLIGATIONS AND OBLIGATIONS OF OTHER QUALIFYING ISSUERS, SUCH AS ISSUERS LOCATED IN PUERTO RICO, THE VIRGIN ISLANDS OR GUAM, WHICH PAY INCOME EXEMPT, IN THE OPINION OF COUNSEL, FROM COMMONWEALTH OF PENNSYLVANIA PERSONAL INCOME TAX AND FEDERAL INCOME TAX (PENNSYLVANIA OBLIGATIONS). THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO ACHIEVE ITS INVESTMENT OBJECTIVE.

  Interest on certain municipal obligations may be a preference item for purposes of the federal alternative minimum tax. The Series may invest without limit in municipal obligations that are "private activity bonds" (as defined in the Internal Revenue Code) the interest on which would be a preference item for purposes of the federal alternative minimum tax. See "Taxes, Dividends and Distributions." Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania personal income tax for resident individuals to the extent they are derived from interest payments on Pennsylvania Obligations. Pennsylvania Obligations could include general obligation bonds of the Commonwealth, counties, cities, towns, etc., revenue bonds of utility systems, highways, bridges, port and airport facilities, colleges, hospitals, etc., and industrial development and pollution control bonds. The Series will invest in long-term obligations, and the dollar-weighted average maturity of the Series' portfolio will generally range between 10-20 years. The Series also may invest in certain short-term, tax-exempt notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and variable and floating rate demand notes.

  Generally, municipal obligations with longer maturities produce higher yields and are subject to greater price fluctuations as a result of changes in interest rates (market risk) than municipal obligations with shorter maturities. The prices of municipal obligations vary inversely with interest rates. Interest rates are currently much lower than in recent years. If rates were to rise sharply, the prices of bonds in the Series' portfolio might be adversely affected.

  THE SERIES MAY INVEST ITS ASSETS IN FLOATING RATE AND VARIABLE RATE SECURITIES, INCLUDING PARTICIPATION INTERESTS THEREIN AND INVERSE FLOATERS. There is no limit on the amount of such securities that the Series may purchase. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury bonds or bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes periodically when there is a change in the designated base interest rate. Variable rate securities provide for a specified periodic adjustment in the interest rate based on prevailing market rates and generally would allow the Series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the Series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

  THE SERIES MAY ALSO INVEST IN MUNICIPAL LEASE OBLIGATIONS. A MUNICIPAL LEASE OBLIGATION IS A MUNICIPAL SECURITY THE INTEREST ON AND PRINCIPAL OF WHICH IS PAYABLE OUT OF LEASE PAYMENTS MADE BY THE PARTY LEASING THE FACILITIES FINANCED BY THE ISSUE. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (E.G., schools, dormitories, office buildings or prisons) or the acquisition of equipment. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Accordingly, the investment adviser will monitor the liquidity of municipal lease obligations under the supervision of the Trustees. Municipal lease obligations will not be considered illiquid for purposes of the Series' 15% limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. See "Other Investments and Policies--Illiquid Securities" below.

  ALL PENNSYLVANIA OBLIGATIONS PURCHASED BY THE SERIES WILL BE "INVESTMENT GRADE" SECURITIES. In other words, all of the Pennsylvania Obligations will, at the time of purchase, be rated within the four highest quality grades as determined by either Moody's Investors Service (Moody's) (currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes and P-1 for commercial paper) or Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper) or, if unrated, will possess creditworthiness, in the opinion of the investment adviser, comparable to securities in which the Series may invest. Securities rated Baa or BBB may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Subsequent to its purchase by the Series, a municipal obligation may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the portfolio, but the investment adviser will consider such an event in determining whether the Series should continue to hold the security in its portfolio. See "Description of Tax-Exempt Security Ratings" in the Statement of Additional Information. The Series may purchase Pennsylvania Obligations which, in the opinion of the investment adviser, offer the opportunity for capital appreciation. This may occur, for example, when the investment adviser believes that the issuer of a particular Pennsylvania Obligation might receive an upgraded credit standing, thereby increasing the market value of the bonds it has issued or when the investment adviser believes that interest rates might decline. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.

  From time to time, the Series may own the majority of a municipal issue. Such majority-owned holdings may present market and credit risks.


  UNDER NORMAL MARKET CONDITIONS, THE SERIES WILL ATTEMPT TO INVEST SUBSTANTIALLY ALL OF THE VALUE OF ITS ASSETS IN PENNSYLVANIA OBLIGATIONS. As a matter of fundamental policy, during normal market conditions the Series' assets will be invested so that at least 80% of the income will be exempt from Pennsylvania personal income taxes and federal income taxes or the Series will have at least 80% of its total assets invested in Pennsylvania Obligations. During abnormal market conditions or to provide liquidity, the Series may hold cash or cash equivalents or investment grade taxable obligations, including obligations that are exempt from federal, but not state, taxation and the Series may invest in tax-free cash equivalents, such as floating rate demand notes, tax-exempt commercial paper and general obligation and revenue notes, or in taxable cash equivalents, such as certificates of deposit, bankers acceptances and time deposits or other short-term taxable investments such as repurchase agreements. When, in the opinion of the investment adviser, abnormal market conditions require a temporary defensive position or when there is a scarcity of bonds exempt from Pennsylvania tax, the Series may invest more than 20% of the value of its assets in debt securities other than Pennsylvania Obligations or may invest its assets so that more than 20% of the income is subject to Pennsylvania or federal income taxes. The Series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided certain conditions are met. See "Investment Objectives and Policies--In General" in the Statement of Additional Information.

  THE SERIES MAY ACQUIRE PUT OPTIONS (PUTS) GIVING THE SERIES THE RIGHT TO SELL SECURITIES HELD IN THE SERIES' PORTFOLIO AT A SPECIFIED EXERCISE PRICE ON A SPECIFIED DATE. Such puts may be acquired for the purpose of protecting the Series from a possible decline in the market value of the security to which the put applies in the event of interest rate fluctuations or, in the case of liquidity puts, for the purpose of shortening the effective maturity of the underlying security. The aggregate value of premiums paid to acquire puts held in the Series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of the Series. The acquisition of a put may involve an additional cost to the Series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.


  In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the Series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades as determined by Moody's or S&P; or (2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four highest quality grades; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.


  THE SERIES MAY PURCHASE MUNICIPAL OBLIGATIONS ON A "WHEN-ISSUED" OR "DELAYED DELIVERY" BASIS, IN EACH CASE WITHOUT LIMIT. When municipal obligations are offered on a when-issued or delayed delivery basis, the price and coupon rate are fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within one month of purchase. The purchase price for such securities includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the purchaser during such period. In the case of purchases by the Series, the price that the Series is required to pay on the settlement date may be in excess of the market value of the municipal obligations on that date. While securities may be sold prior to the settlement date, the Series intends to purchase these securities with the purpose of actually acquiring them unless a sale would be desirable for investment reasons. At the time the Series makes the commitment to purchase a municipal obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the obligation each day in determining its net asset value. This value may fluctuate from day to day in the same manner as values of municipal obligations otherwise held by the Series. If the seller defaults in the sale, the Series could fail to realize the appreciation, if any, that had occurred. The Series will establish a segregated account with its Custodian in which it will maintain cash and liquid, high-grade debt obligations equal in value to its commitments for when-issued or delayed delivery securities.

  THE SERIES MAY ALSO PURCHASE MUNICIPAL FORWARD CONTRACTS. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees.

  THE SERIES MAY PURCHASE SECONDARY MARKET INSURANCE ON PENNSYLVANIA OBLIGATIONS WHICH IT HOLDS OR ACQUIRES. Secondary market insurance would be reflected in the market value of the municipal obligation purchased and may enable the Series to dispose of a defaulted obligation at a price similar to that of comparable municipal obligations which are not in default.

  Insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. While insurance coverage for the Pennsylvania Obligations held by the Series reduces credit risk by providing that the insurance company will make timely payment of principal and interest if the issuer defaults on its obligation to make such payment, it does not afford protection against fluctuation in the price, I.E., the market value, of the municipal obligations caused by changes in interest rates and other factors, nor in turn against fluctuations in the net asset value of the shares of the Series.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE SERIES IS AUTHORIZED TO PURCHASE AND SELL CERTAIN DERIVATIVES, INCLUDING FINANCIAL FUTURES CONTRACTS (FUTURES CONTRACTS) AND OPTIONS THEREON FOR THE PURPOSE OF HEDGING ITS PORTFOLIO SECURITIES AGAINST FLUCTUATIONS IN VALUE CAUSED

BY CHANGES IN PREVAILING MARKET INTEREST RATES AND HEDGING AGAINST INCREASES IN THE COST OF SECURITIES THE SERIES INTENDS TO PURCHASE. THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES INVOLVES ADDITIONAL
TRANSACTION COSTS AND IS SUBJECT TO VARIOUS RISKS AND DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET (INCLUDING INTEREST RATES).

  A FUTURES CONTRACT OBLIGATES THE SELLER OF THE CONTRACT TO DELIVER TO THE PURCHASER OF THE CONTRACT CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC FIXED-INCOME SECURITY OR INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying securities is made. The Series will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade.

  The Series intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held in the Series' portfolio or which the Series intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the CFTC). The Series also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.

  THE SERIES MAY NOT PURCHASE OR SELL FUTURES CONTRACTS OR OPTIONS THEREON IF, IMMEDIATELY THEREAFTER, (I) THE SUM OF INITIAL AND NET CUMULATIVE VARIATION MARGIN ON OUTSTANDING FUTURES CONTRACTS, TOGETHER WITH PREMIUMS PAID FOR OPTIONS THEREON, WOULD EXCEED 20% OF THE TOTAL ASSETS OF THE SERIES, OR (II) IN THE CASE OF RISK MANAGEMENT TRANSACTIONS, THE SUM OF THE AMOUNT OF INITIAL MARGIN DEPOSITS ON THE SERIES' FUTURES POSITIONS AND PREMIUMS PAID FOR OPTIONS THEREON WOULD EXCEED 5% OF THE LIQUIDATION VALUE OF THE SERIES' TOTAL ASSETS. There are no limitations on the percentage of the portfolio which may be hedged and no limitations on the use of the Series' assets to cover futures contracts and options thereon, except that the aggregate value of the obligations underlying put options will not exceed 50% of the Series' assets. Certain requirements for qualification as a regulated investment company under the Internal Revenue Code may limit the Series' ability to engage in futures contracts and options thereon. See "Distributions and Tax Information--Federal Taxation" in the Statement of Additional Information.

  Currently, futures contracts are available on several types of fixed-income securities, including U.S. Treasury bonds and notes, three-month U.S. Treasury bills and Eurodollars. Futures contracts are also available on a municipal bond index, based on THE BOND BUYER Municipal Bond Index, an index of 40 actively traded municipal bonds. The Series may also engage in transactions in other futures contracts that become available, from time to time, in other fixed-income securities or municipal bond indices and in other options on such contracts if the investment adviser believes such contracts and options would be appropriate for hedging the Series' portfolio.

  THERE CAN BE NO ASSURANCE THAT VIABLE MARKETS WILL CONTINUE OR THAT A LIQUID SECONDARY MARKET WILL EXIST TO TERMINATE ANY PARTICULAR FUTURES CONTRACT AT ANY SPECIFIC TIME. If it is not possible to close a futures position entered into by the Series, the Series will continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Series had insufficient cash, it might have to sell portfolio securities to meet daily variation margin requirements at a time when it might be disadvantageous to do so. The inability to close futures positions also could have an adverse impact on the ability of the Series to hedge effectively. There is also a risk of loss by the Series of margin deposits in the event of bankruptcy of a broker with whom the Series has an open position in a futures contract.

  THE SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON BY THE SERIES IS SUBJECT TO VARIOUS ADDITIONAL RISKS. Any use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in interest rates and, in turn, the prices of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Series will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract. Finally, if the price of the security that is subject to the hedge were to move in a favorable direction, the advantage to the Series would be partially offset by the loss incurred on the futures contract.

  SPECIAL CONSIDERATIONS


  BECAUSE THE SERIES WILL INVEST AT LEAST 80% OF THE VALUE OF ITS TOTAL ASSETS IN PENNSYLVANIA OBLIGATIONS AND BECAUSE IT SEEKS TO MAXIMIZE INCOME DERIVED FROM PENNSYLVANIA OBLIGATIONS, IT IS MORE SUSCEPTIBLE TO FACTORS ADVERSELY AFFECTING ISSUERS OF PENNSYLVANIA OBLIGATIONS THAN IS A COMPARABLE MUNICIPAL BOND MUTUAL FUND THAT IS NOT CONCENTRATED IN THESE ISSUERS TO THIS DEGREE. The Commonwealth of Pennsylvania has not been immune to the problems of the Northeast as the recent national recession reduced tax revenue growth contributing to budget shortfalls and reduced cash balances. A substantial tax increase enacted for fiscal 1992 brought financial stability to Pennsylvania's General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues and a reduction in the personal income tax rate in fiscal 1993 contributed to a decline in tax revenues. Fiscal 1994 tax revenues increased by 4.1%, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8% gain. Expenditures and other uses increased in fiscal 1994 by 4.3%, reducing the Commonwealth's operating surplus. Commonwealth revenues for fiscal 1995 (determined on a budgetary basis) were above estimate and exceeded fiscal year expenditures and encumbrances. Receipts were 4.3% over collections for fiscal 1994 and expenditures increased by 5% over spending for fiscal 1994. The fiscal 1996 budget, which includes some tax reductions, provides for an increase in spending of 2.7%. If either Pennsylvania or any of its local government entities is unable to meet its financial obligations, the income derived by the Series, the ability to preserve or realize appreciation of the Series' capital and the Series' liquidity could be adversely affected. See "Investment Objectives and Policies--Special Considerations Regarding Investments in Tax-Exempt Securities" in the Statement of Additional Information.


OTHER INVESTMENTS AND POLICIES

  REPURCHASE AGREEMENTS

  The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. The Series participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC).

  BORROWING

  The Series may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Series may pledge up to 20% of the value of its total assets to secure these borrowings. The Series will not purchase portfolio securities if its borrowings exceed 5% of its total assets.

  PORTFOLIO TURNOVER

  The Series does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 150%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

  ILLIQUID SECURITIES


  The Series may invest up to 15% of its net assets in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Securities, including municipal lease obligations, that have a readily available market are not considered illiquid for the purposes of this limitation. The Series intends to comply with applicable state blue sky laws restricting the Series'
investments in illiquid securities. See "Investment Restrictions" in the Statement of Additional Information. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Trustees. See "Investment Objectives and Policies--Illiquid Securities" in the Statement of Additional Information. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


INVESTMENT RESTRICTIONS

  The Series is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Series' outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS TRUSTEES WHO, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDE UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended August 31, 1995, total expenses of the Series as a percentage of average net assets, net of fee waivers, were .80%, 1.17% and 1.44% for the Series' Class A, Class B and Class C shares, respectively. See "Financial Highlights."


MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE SERIES. It was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended August 31, 1995, the Series paid PMF a management fee, net of waiver, of .47 of 1% of the Series' average net assets. See "Fee Waivers" below and "Manager" in the Statement of Additional Information.



  As of September 30, 1995, PMF served as the manager to 38 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 31 closed-end investment companies with aggregate assets of approximately $51 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF EACH SERIES OF THE FUND AND ALSO ADMINISTERS THE FUND'S BUSINESS AFFAIRS. See "Manager" in the Statement of Additional Information.


  UNDER A SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.



  The current portfolio manager of the Series is Peter J. Allegrini, a Managing Director of Prudential Investment Advisors, a unit of PIC. Mr. Allegrini has responsibility for the day-to-day management of the portfolio. Mr. Allegrini has managed the portfolio since April 19, 1995 and has been employed by PIC as a portfolio manager since July 1994. From 1982 to 1986, he was employed by Fidelity Investments as a senior bond analyst and from 1986 to 1994, he was a portfolio manager, most recently of Fidelity Advisor High Income Municipal Fund. Mr. Allegrini also serves as the portfolio manager of Prudential Municipal Bond Fund, High Yield Series.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


  FEE WAIVERS



  Effective January 1, 1995, PMF agreed to waive 10% of its management fee. The Series is not required to reimburse PMF for such management fee waiver. Thereafter, PMF may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Series. Fee waivers and expense subsidies will increase the Series' yield and total return. See "Fund Expenses."


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE SERIES. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE SERIES. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR) INCUR THE EXPENSES OF DISTRIBUTING THE CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Series shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Series may be sold in that state only by dealers or financial institutions which are registered as broker-dealers.

  Under the Plans, the Series is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Series will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE SERIES MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES OF THE SERIES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net asset value of the Class A shares for the fiscal year ending August 31, 1996.

  UNDER THE CLASS B AND CLASS C PLANS, THE SERIES MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .50 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to .50 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .50 of 1%. The Class C Plan provides for the payment to Prudential Securities of
(i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending August 31, 1996. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See
"Shareholder   Guide--How  to  Sell  Your  Shares--  Contingent  Deferred  Sales
Charges."



  For the fiscal year ended August 31, 1995, the Series paid distribution expenses of .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Series records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.


  Distribution expenses attributable to the sale of shares of the Series will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Series other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Trustees), vote annually to continue the Plan. Each Plan may be terminated with respect to the Series at any time by vote of a majority of the Rule 12b-1 Trustees or of a majority of the outstanding shares of the applicable class of the Series. The Series will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.


  In addition to distribution and service fees paid by the Series under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Series. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.


  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.

  For   more  detailed   information  concerning  the   foregoing  matters,  see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.

  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein and the Fund's assets which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS

  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Series and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE SERIES' NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE TRUSTEES HAVE FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE NET ASSET VALUE OF THE SERIES TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Trustees. Securities may also be valued based on values provided by a pricing service. See "Net Asset Value" in the Statement of Additional Information.

  The Series will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Series or days on which changes in the value of the Series' portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Series declares dividends daily, the NAV of the Class A, Class B and Class C shares will generally be the same. It is expected, however, that the Series' dividends will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE THE "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) OF THE SERIES IN ADVERTISEMENTS OR SALES LITERATURE. "YIELD," "TAX EQUIVALENT YIELD" AND "TOTAL RETURN" ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" refers to the income generated by an investment in the Series over a one-month or 30-day period. This income is then "annualized;" that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "total return" shows how much an investment in the Series would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the shares of the Series. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Series in any advertisement or information including performance data of the Series. Further performance information is contained in the Series' annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE SERIES HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE SERIES WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. TO THE EXTENT NOT DISTRIBUTED BY THE SERIES, NET TAXABLE INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES ARE TAXABLE TO THE SERIES.

  To the extent the Series invests in taxable obligations, it will earn taxable investment income. Also, to the extent the Series engages in hedging transactions in futures contracts and options thereon, it may earn both short-term and long-term capital gain or loss. Under the Internal Revenue Code, special rules apply to the treatment of certain options and futures contracts (Section 1256 contracts). At the end of each year, such investments held by the Series will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on these "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. See "Distributions and Tax Information" in the Statement of Additional Information.

  Gain or loss realized by the Series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount." Market discount generally is the difference, if any, between the price paid by the Series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by the Series at its original issue. See "Distributions and Tax Information" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  In general, the character of tax-exempt interest distributed by the Series will flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations, the interest on which is excluded from gross income for federal income tax purposes. During normal market conditions, at least 80% of the Series' total assets will be invested in such obligations. See "How the Fund Invests--Investment Objective and Policies."

  Any dividends out of net taxable investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Series shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on shares that are held for six months or less. In addition, any short-term capital loss will be disallowed to the extent of any tax-exempt dividends received by the shareholder on shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service. Shareholders should consult their own tax advisers regarding the taxability of such conversions and exchanges for State and local tax purposes.

  CERTAIN INVESTORS MAY INCUR FEDERAL ALTERNATIVE MINIMUM TAX LIABILITY AS A RESULT OF THEIR INVESTMENT IN THE FUND. Tax-exempt interest from certain municipal obligations (I.E., certain private activity bonds issued after August 7, 1986) will be treated as an item of tax preference for purposes of the alternative minimum tax. The Fund anticipates that, under regulations to be promulgated, items of tax preference incurred by the Series will be attributed to the Series' shareholders, although some portion of such items could be allocated to the Series itself. Depending upon each shareholder's individual circumstances, the attribution of items of tax preference incurred by the Series could result in liability for the shareholder for the alternative minimum tax. Similarly, the Series could be liable for the alternative minimum tax for items of tax preference attributed to it. The Series is permitted to invest in municipal obligations of the type that will produce items of tax preference.

  Corporate shareholders in the Series may incur a preference item known as the "adjustment for current earnings" and corporate shareholders should consult with their tax advisers with respect to this potential preference item.

  Under Pennsylvania law, dividends paid by the Series are exempt from Pennsylvania income tax for individuals who are subject to Pennsylvania personal income tax to the extent such dividends are derived from interest payments on Pennsylvania Obligations.

  Dividends paid by the Series are also exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such dividends are derived from interest payments on Pennsylvania Obligations or to the extent such dividends are designated as capital gain dividends for federal income tax purposes.


  Shares of the Series will be exempt from Pennsylvania county personal property taxes to the extent the Series' portfolio securities consist of Pennsylvania Obligations on the annual assessment date.


WITHHOLDING TAXES


  Under the Internal Revenue Code, the Series is required to withhold and remit to the U.S. Treasury 31% of redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law. Such withholding is also required on taxable dividends and capital gain distributions made by the Series unless it is reasonably expected that at least 95% of the distributions of the Series are comprised of tax-exempt dividends.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Distributions and Tax Information" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS


  THE SERIES EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME, IF ANY, AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY
CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. The Series will elect to treat net capital losses of approximately $1,202,900 incurred in the ten month period ended August 31, 1995 as having been incurred in the current fiscal year. Dividends paid by the Series with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for the Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."


  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL SHARES OF THE SERIES BASED ON THE NAV OF EACH CLASS OF THE SERIES ON THE PAYMENT DATE AND RECORD DATE, RESPECTIVELY, OR SUCH OTHER DATE AS THE TRUSTEES MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  Any taxable dividends or distributions of capital gains paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Such dividends or distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Series, an investor should carefully consider the impact of taxable dividends and capital gains distributions which are expected to be or have been announced.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  THE FUND WAS ESTABLISHED AS A MASSACHUSETTS BUSINESS TRUST ON MAY 18, 1984, BY A DECLARATION OF TRUST. The Fund's activities are supervised by its Trustees. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares in separate series, currently designated as the Connecticut Money Market Series, Florida Series, Hawaii

Income Series, Maryland Series, Massachusetts Series, Massachusetts Money Market Series, Michigan Series, New Jersey Series, New Jersey Money Market Series, New York Income Series (not presently being offered), New York Series, New York Money Market Series, North Carolina Series, Ohio Series and Pennsylvania Series. The Series is authorized to issue an unlimited number of shares, divided into three classes, designated Class A, Class B and Class C. Each class of shares represents an interest in the same assets of the Series and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of shares. Currently, the Series is offering three classes, designated Class A, Class B and Class C shares. In accordance with the Fund's Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine.


  Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of the Series is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of beneficial interest in each series is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Trustees.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF TRUSTEES IS REQUIRED TO BE ACTED UPON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE TRUSTEES OR TO TRANSACT ANY OTHER BUSINESS.

  The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to a Massachusetts business corporation. The principal distinction between a Massachusetts business corporation and a Massachusetts business trust relates to shareholder liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain employee savings plans. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. See "Shareholder Services" below.

  An investment in the Series may not be appropriate for tax-exempt or tax-deferred investors. Such investors should consult their own tax advisers.

  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive share certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Series) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.

  Transactions in shares of the Series may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Series by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division,
Attention: Prudential Municipal Series Fund, specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares) and the name of the Series.


  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Series as of that day. See "Net Asset Value" in the Statement of Additional Information.


  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Municipal Series Fund, the name of the Series, Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE SERIES OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                      ANNUAL 12B-1 FEES
                                                     (AS A % OF AVERAGE
                                                            DAILY
                        SALES CHARGE                     NET ASSETS)                  OTHER INFORMATION
           --------------------------------------  -----------------------  --------------------------------------
CLASS A    Maximum initial sales charge of 3% of   .30 of 1% (currently     Initial sales charge waived or reduced
           the public offering price               being charged at a rate  for certain purchases
                                                   of .10 of 1%)
CLASS B    Maximum contingent deferred sales       .50 of 1%                Shares convert to Class A shares
           charge or CDSC of 5% of the lesser of                            approximately seven years after
           the amount invested or the redemption                            purchase
           proceeds; declines to zero after six
           years

CLASS C    Maximum CDSC of 1% the lesser of the    1% (currently being      Shares do not convert to another class
           amount invested or the redemption       charged at a rate of
           proceeds on redemptions made within     .75 of 1%)
           one year of purchase

  The three classes of shares represent an interest in the same portfolio of investments of the Series and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except as noted under the heading "General Information--Description of Shares"), and (iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.

  Financial advisers and other sales agents who sell shares of the Series will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Series:

  If you intend to hold your investment in the Series for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class C shares, you would have to hold your investment for more than 4 years for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class C distribution-related fee on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. See "Reduction and Waiver of Initial Sales Charges" below.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                           SALES CHARGE AS   SALES CHARGE AS    DEALER CONCESSION
                            PERCENTAGE OF     PERCENTAGE OF     AS PERCENTAGE OF
   AMOUNT OF PURCHASE       OFFERING PRICE   AMOUNT INVESTED     OFFERING PRICE
-------------------------  ----------------  ----------------  -------------------
Less than $99,999                  3.00%             3.09%               3.00%
$100,000 to $249,999               2.50              2.56                2.50%
$250,000 to $499,999               1.50              1.52                1.50%
$500,000 to $999,999               1.00              1.01                1.00%
$1,000,000 and above                None          None                    None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act of 1933.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.


  OTHER WAIVERS. Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Trustees and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES OF THE SERIES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE SERIES THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Series of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Trustees may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any such involuntary redemption.



  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Series at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                     CONTINGENT DEFERRED
                                                                            SALES
                                                                    CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                 OF DOLLARS INVESTED OR
PAYMENT MADE                                                         REDEMPTION PROCEEDS
------------------------------------------------------------------  ----------------------
First.............................................................            5.0%
Second............................................................            4.0%
Third.............................................................            3.0%
Fourth............................................................            2.0%
Fifth.............................................................            1.0%
Sixth.............................................................            1.0%
Seventh...........................................................            None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Series shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased on or prior to death or disability. In addition, the CDSC will be waived on redemptions of shares held by a Trustee of the Fund.

  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.


  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."


  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.


  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Series will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE SERIES, YOU HAVE AN EXCHANGE PRIVILEGE WITH THE OTHER SERIES OF THE FUND AND CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHARES OF THE SERIES MAY BE EXCHANGED FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE OTHER SERIES OF THE FUND OR ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds (or series) next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS, THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES

  In addition to the Exchange Privilege, as a shareholder in the Series, you can take advantage of the following services and privileges:

      - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Series at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

      - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Series' shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

      - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

      - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data is available upon request from the Fund.

      - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY
  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

       TAXABLE BOND FUNDS

 Prudential Adjustable Rate Securities Fund, Inc.
 Prudential Diversified Bond Fund, Inc.
 Prudential Government Income Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series
 Prudential High Yield Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
 Prudential Structured Maturity Fund, Inc.
   Income Portfolio
 Prudential U.S. Government Fund
 The BlackRock Government Income Trust

       TAX-EXEMPT BOND FUNDS

 Prudential California Municipal Fund
   California Series
   California Income Series
 Prudential Municipal Bond Fund
   High Yield Series
   Insured Series
   Intermediate Series
 Prudential Municipal Series Fund
   Florida Series
   Hawaii Income Series
   Maryland Series
   Massachusetts Series
   Michigan Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.

       GLOBAL FUNDS

 Prudential Europe Growth Fund, Inc.
 Prudential Global Fund, Inc.
 Prudential Global Genesis Fund, Inc.
 Prudential Global Limited Maturity Fund, Inc.
   Global Assets Portfolio
   Limited Maturity Portfolio
 Prudential Global Natural Resources Fund, Inc.
 Prudential Intermediate Global Income Fund, Inc.
 Prudential Pacific Growth Fund, Inc.
 Global Utility Fund, Inc.


       EQUITY FUNDS

 Prudential Allocation Fund
   Balanced Portfolio
   Strategy Portfolio
 Prudential Equity Fund, Inc.
 Prudential Equity Income Fund
 Prudential Growth Opportunity Fund, Inc.
 Prudential Jennison Fund, Inc.
 Prudential Multi-Sector Fund, Inc.
 Prudential Utility Fund, Inc.
 Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund

       MONEY MARKET FUNDS
 -TAXABLE MONEY MARKET FUNDS
 Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
 Prudential Special Money Market Fund
   Money Market Series
 Prudential MoneyMart Assets
 -TAX-FREE MONEY MARKET FUNDS
 Prudential Tax-Free Money Fund
 Prudential California Municipal Fund
   California Money Market Series
 Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
 -COMMAND FUNDS
 Command Money Fund
 Command Government Fund
 Command Tax-Free Fund
 -INSTITUTIONAL MONEY MARKET FUNDS
 Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                  -------------------------------------------

                               TABLE OF CONTENTS

                                                         PAGE
                                                         ----
FUND HIGHLIGHTS........................................    2
  Risk Factors and Special Characteristics.............    2
FUND EXPENSES..........................................    4
FINANCIAL HIGHLIGHTS...................................    5
HOW THE FUND INVESTS...................................    8
  Investment Objective and Policies....................    8
  Other Investments and Policies.......................   12
  Investment Restrictions..............................   13
HOW THE FUND IS MANAGED................................   13
  Manager..............................................   13
  Distributor..........................................   14
  Portfolio Transactions...............................   16
  Custodian and Transfer and Dividend Disbursing
   Agent...............................................   16
HOW THE FUND VALUES ITS SHARES.........................   16
HOW THE FUND CALCULATES PERFORMANCE....................   17
TAXES, DIVIDENDS AND DISTRIBUTIONS.....................   17
GENERAL INFORMATION....................................   19
  Description of Shares................................   19
  Additional Information...............................   20
SHAREHOLDER GUIDE......................................   21
  How to Buy Shares of the Fund........................   21
  Alternative Purchase Plan............................   22
  How to Sell Your Shares..............................   24
  Conversion Feature--Class B Shares...................   26
  How to Exchange Your Shares..........................   27
  Shareholder Services.................................   28
THE PRUDENTIAL MUTUAL FUND FAMILY......................  A-1

-------------------------------------------
MF132A                                         4440349
                                   Class A: 74435M-87-9
                        CUSIP Nos.: Class B: 74435M-88-7
                                   Class C: 74435M-48-1


                                   PROSPECTUS
                                  NOVEMBER 1,
                                      1995


PRUDENTIAL
MUNICIPAL
SERIES FUND

(PENNSYLVANIA SERIES)
--------------------------------------

                                     [LOGO]

PRUDENTIAL MUNICIPAL SERIES FUND
------------------------------------------


STATEMENT OF ADDITIONAL INFORMATION
DATED NOVEMBER 1, 1995


----------------------------------------------------------------


Prudential Municipal Series Fund (the Fund) is an open-end, management investment company, or mutual fund, consisting of fourteen series-- the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A fifteenth series, the New York Income Series, is not currently being offered. The objective of each series, other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (collectively, the money market series), is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series and the New York Income Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. The objective of the money market series is to seek to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series, the Hawaii Income Series, the New York Income Series, and the money market series, other than the New York Money Market Series. There can be no assurance that any series' investment objective will be achieved. See "Investment Objectives and Policies."


The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of each series of the Fund dated November 1, 1995, copies of which may be obtained from the Fund upon request.


--------------------------------------------------------------------------------

117B

                               TABLE OF CONTENTS


                                                Cross-References to Pages in Series Prospectuses
                                    -------------------------------------------------------------------------
                                    Connecticut                                        Massachusetts
                                       Money            Hawaii                             Money
                               Page   Market    Florida Income  Maryland Massachusetts    Market     Michigan
                               ---- ----------- ------- ------- -------- ------------- ------------- --------
General Information...........  B-1        15       20      17       20          20            15         19
Investment Objectives and
 Policies.....................  B-1         6        8       6        8           8             6          8
  In General..................  B-1        --       --               --          --            --         --
  Tax-Exempt Securities.......  B-3         6        8       6        8           8             7          8
  Risks of Investing in
   Defaulted Securities.......  B-4        --       --       6       --          --            --         --
  Special Considerations
   Regarding Investments in
   Tax-Exempt Securities......  B-5         9       12       9       12          12             9         12
  Floating Rate and Variable
   Rate Securities............ B-15         7        8       6        8           8             7          8
  Put Options................. B-15         8       10       7       10          10             8         10
  Financial Futures Contracts
   and Options Thereon........ B-16        --       11       8       10          10            --         10
  When-Issued and Delayed
   Delivery Securities........ B-18         8       10       8       10          10             8         10
  Portfolio Turnover.......... B-19        --       13      10       13          12            --         12
  Illiquid Securities......... B-19        10       13      10       13          13            10         13
  Repurchase Agreements....... B-20         9       12      10       12          12             9         12
Investment Restrictions....... B-20        10       13      11       13          13            10         13
Trustees and Officers......... B-22        10       13      11       13          13            10         13
Manager....................... B-27        10       13      11       13          13            10         13
Distributor................... B-31        11       14      12       14          14            11         14
Portfolio Transactions and
 Brokerage.................... B-35        12       16      14       16          16            12         16
Purchase and Redemption of
 Fund Shares.................. B-37        16       21      19       21          21            16         21
  Specimen Price Make-Up...... B-38        --       --               --          --            --         --
  Reduction and Waiver of
   Initial Sales
   Charges--Class A Shares.... B-38        --       24      21       23          23            --         23
  Waiver of the Contingent
   Deferred Sales
   Charge--Class B Shares..... B-40        --       27      24       26          26            --         26
  Quantity Discount--Class B
   Shares Purchased Prior to
   August 1, 1994............. B-40        --       --               26          26            --         26
Shareholder Investment
 Account...................... B-40        22       30      26       29          29            22         28
  Automatic Reinvestment of
   Dividends and/or
   Distributions.............. B-40        22       30      26       29          29            22         28
  Exchange Privilege.......... B-41        21       29      26       27          27            21         27
  Dollar Cost Averaging....... B-42        --       --               --          --            --         --
  Automatic Savings
   Accumulation Plan (ASAP)... B-43        22       30      26       29          29            22         29
  Systematic Withdrawal
   Plan....................... B-43        22       30      26       29          29            22         29
  How to Redeem Shares of the
   Money Market Series........ B-43        20       --      --       --          --            19         --
  Mutual Fund Programs........ B-44
Net Asset Value............... B-45        13       17      14       16          16            13         16
Performance Information....... B-46         6       17      15       17          17             6         17
Distributions and Tax
 Information.................. B-49        13       18      15       17          17            13         17
  Distributions............... B-49        15       19      17       19          19            14         19
  Federal Taxation............ B-50        13       18      15       17          17            13         17
  State Taxation.............. B-53        14       19      16       19          18            14         19
Organization and
 Capitalization............... B-59        15       20      17       20          20            15         19
Custodian, Transfer and
 Dividend Disbursing Agent and
 Independent Accountants...... B-60        12       16      14       16          16            12         16
Description of Tax-Exempt
 Security Ratings............. B-61        --       --     A-1       --          --            --         --
Financial Statements.......... B-63         5        5      --        5           5             5          5
Appendix I....................  I-1        --       --      --       --          --            --         --
Appendix II................... II-1        --       --      --       --          --            --         --

                                                         Cross-References to Pages in Series Prospectuses
                                              -----------------------------------------------------------------------
                                                     New Jersey                   New York
                                               New     Money             New York  Money    North
                                         Page Jersey   Market   New York  Income   Market  Carolina Ohio Pennsylvania
                                         ---- ------ ---------- -------- -------- -------- -------- ---- ------------
General Information.....................  B-1    20       15        20       16       14       20    20         19
Investment Objectives and Policies......  B-1     8        6         8        5        6        8     8          8
  In General............................  B-1    --       --        --       --       --       --    --         --
  Tax-Exempt Securities.................  B-3     8        6         8        5        6        8     8          8
  Risks of Investing in Defaulted
   Securities...........................  B-4    --       --        --       --       --       --    --         --
  Special Considerations Regarding
   Investments in Tax-Exempt
   Securities...........................  B-5    12        9        12        9        8       12    12         12
  Floating Rate and Variable Rate
   Securities........................... B-15     8        7         8        5        7        8     8          8
  Put Options........................... B-15    10        8         9        6        8       10    10         10
  Financial Futures Contracts and
   Options Thereon...................... B-16    11       --        10        8       --       11    11         10
  When-Issued and Delayed Delivery
   Securities........................... B-18    10        8        10        7        8       10    10         10
  Portfolio Turnover.................... B-19    13       --        12       10       --       12    13         12
  Illiquid Securities................... B-19    13       10        12       10        9       13    13         13
  Repurchase Agreements................. B-20    12        9        12        9        9       12    12         12
Investment Restrictions................. B-20    13       10        13       10        9       13    13         13
Trustees and Officers................... B-22    13       10        13       10        9       13    13         13
Manager................................. B-27    13       10        13       10       10       13    13         13
Distributor............................. B-31    14       11        14       11       10       14    14         14
Portfolio Transactions and Brokerage.... B-35    16       12        16       12       11       16    16         16
Purchase and Redemption of Fund
 Shares................................. B-37    21       16        21       17       15       21    21         21
  Specimen Price Make-Up................ B-38    --       --        --       --       --       --    --         --
  Reduction and Waiver of Initial Sales
   Charges--Class A Shares.............. B-38    23       --        23       18       --       23    24         23
  Waiver of the Contingent Deferred
   Sales Charge--Class B Shares......... B-40    26       --        26       --       --       26    27         26
  Quantity Discount--Class B Shares
   Purchased Prior to August 1, 1994.... B-40    27       --        26       --       --       26    27         26
Shareholder Investment Account.......... B-40    29       22        29       21       21       28    29         28
  Automatic Reinvestment of Dividends
   and/or Distributions................. B-40    29       22        29       21       21       28    29         28
  Exchange Privilege.................... B-41    28       22        28       20       20       27    28         27
  Dollar Cost Averaging................. B-42    --       --        --       --       --       --    --         --
  Automatic Savings Accumulation Plan
   (ASAP)............................... B-43    29       22        29       21       21       29    29         28
  Systematic Withdrawal Plan............ B-43    29       23        29       21       21       29    29         28
  How to Redeem Shares of the Money
   Market Series........................ B-43    --       20        --       --       18       --    --         --
  Mutual Fund Programs.................. B-44
Net Asset Value......................... B-45    17       13        16       13       12       16    16         16
Performance Information................. B-46    17        6        17       13        6       17    17         17
Distributions and Tax Information....... B-49    18       13        17       14       12       17    18         17
  Distributions......................... B-49    19       15        19       15       13       19    19         19
  Federal Taxation...................... B-50    18       14        17       14       12       17    18         17
  State Taxation........................ B-53    19       14        18       15       13       19    19         18
Organization and Capitalization......... B-59    20       15        20       16       14       20    20         19
Custodian, Transfer and Dividend
 Disbursing Agent and Independent
 Accountants............................ B-60    16       13        16       13       12       16    16         16
Description of Tax-Exempt Security
 Ratings................................ B-61    --       --        --       --       --       --    --
Financial Statements.................... B-63     5        5         5       --        5        5     5          5
Appendix I..............................  I-1    --       --        --       --       --       --    --         --
Appendix II............................. II-1    --       --        --       --       --       --    --         --

                              GENERAL INFORMATION

    The Fund was organized on May 18, 1984. On February 28, 1991, the Trustees approved an amendment to the Declaration of Trust to change the Fund's name from Prudential-Bache Municipal Series Fund to Prudential Municipal Series Fund.

                       INVESTMENT OBJECTIVES AND POLICIES

In General


    Prudential Municipal Series Fund (the Fund) is an open-end, management investment company consisting of fourteen separate series: the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Maryland Series, the Massachusetts Series, the Massachusetts Money Market Series, the Michigan Series, the New Jersey Series, the New Jersey Money Market Series, the New York Series, the New York Money Market Series, the North Carolina Series, the Ohio Series and the Pennsylvania Series. A fifteenth series, the New York Income Series, is not currently being offered. A separate Prospectus has been prepared for each series. This Statement of Additional Information is applicable to all series. The investment objective of each series, other than the money market series, is to seek to provide to shareholders who are residents of the respective state the maximum amount of income that is exempt from federal and applicable state income taxes and, in the case of the New York Series and the New York Income Series, also New York City income taxes, consistent with the preservation of capital, and, in conjunction therewith, the series may invest in debt securities with the potential for capital gain. Opportunities for capital gain may exist, for example, when securities are believed to be undervalued or when the likelihood of redemption by the issuer at a price above the purchase price indicates capital gain potential. The investment objective of each money market series is to provide the highest level of current income that is exempt from federal and applicable state income taxes and, in the case of the New York Money Market Series, also New York City income taxes, consistent with liquidity and the preservation of capital. All of the series are diversified except the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series. There can be no assurance that any series will achieve its objective or that all income from any series will be exempt from all federal, state or local income taxes.


    The investment objective of a series may not be changed without the approval of the holders of a majority of the outstanding voting securities of such series. A "majority of the outstanding voting securities" of a series when used in this Statement of Additional Information means the lesser of (i) 67% of the voting shares of a series represented at a meeting at which more than 50% of the outstanding voting shares of a series are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares of a series.


    Each series of the Fund, other than the money market series, will invest in "investment grade" tax-exempt securities which on the date of investment are rated within the four highest ratings of Moody's Investors Service (Moody's), currently Aaa, Aa, A, Baa for bonds, MIG 1, MIG 2, MIG 3, MIG 4 for notes, and P-1 for commercial paper, or of Standard & Poor's Ratings Group (S&P), currently AAA, AA, A, BBB for bonds, SP-1, SP-2 for notes and A-1 for commercial paper. The New York Income Series may invest up to 30% of its total assets in New York Obligations rated below Baa by Moody's or below BBB by S&P or if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. In addition, the New York Income Series may invest up to 5% of its total assets in New York Obligations which are in default in the payment of principal or interest. The money market series will invest in securities which, at the time of purchase, have a remaining maturity of thirteen months or less and are rated (or issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, that is comparable in priority and security with the security) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or, if only one such rating organization assigned a rating, by that rating organization). Each series may invest in tax-exempt securities which are not rated if, based upon a credit analysis by the investment adviser under the supervision of the Trustees, the investment adviser believes that such securities are of comparable quality to other municipal securities that the series may purchase. A description of the ratings is set forth under the heading "Description of Tax-Exempt Security Ratings" in this Statement of Additional Information. The ratings of Moody's and S&P represent the respective opinions of such firms of the qualities of the securities each undertakes to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the investment adviser will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, credit enhancement by virtue of letter of credit or other financial guaranty deemed suitable by the investment adviser and other general conditions as may be relevant, including comparability to other issuers.

    Under normal market conditions, each series will attempt to invest substantially all and, as a matter of fundamental policy, will invest at least 80% of the value of its assets in securities the interest on which is exempt from state and federal income taxes or the series' assets will be invested so that at least 80% of the income will be exempt from state and federal income taxes, except that, as a matter of fundamental policy, during normal market conditions the Florida Series', the New Jersey Series' and the New Jersey Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in Florida Obligations (as defined in the Florida Series' Prospectus) and New Jersey Obligations (as defined in the New Jersey Series' and the New Jersey Money Market Series' Prospectuses), respectively, and except that, as a matter of fundamental policy, during normal market conditions the Connecticut Money Market Series' and the Massachusetts Money Market Series' assets will be invested so that at least 80% of their total assets will be invested in municipal securities which pay income exempt from federal income taxes. These latter securities primarily will be Connecticut Obligations (as defined in the Connecticut Money Market Series' Prospectus) and Massachusetts Obligations (as defined in the Massachusetts Money Market Series' Prospectus), respectively, unless the investment adviser is unable, due to the unavailability of sufficient or reasonably priced Connecticut Obligations and Massachusetts Obligations, respectively, that also meet the Series' credit quality and average weighted maturity requirements, to purchase Connecticut Obligations and Massachusetts Obligations, respectively. Each series will continuously monitor the 80% tests to ensure that either the asset investment or the income test is met at all times, except for temporary defensive measures during abnormal market conditions.

    A series may invest its assets from time to time on a temporary basis in debt securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing. Investments (other than those of the money market series) in taxable securities may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either Moody's or S&P or, if unrated, judged by the investment adviser to possess comparable creditworthiness; commercial paper rated in the highest grade by either of such rating services (P-1 or A-1, respectively); certificates of deposit and bankers' acceptances; and repurchase agreements with respect to any of the foregoing investments. The money market series may also invest in the taxable securities listed above, except that their debt securities, if rated, will be rated within the two highest rating categories by at least two nationally recognized statistical rating organizations assigning a rating to the security or issuer (or if only one such rating organization assigned a rating, by that rating organization). No series intends to invest more than 5% of its assets in any one of the foregoing taxable securities. A series may also hold its assets in other cash equivalents or in cash.

    Each series except for the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series, is classified as a "diversified" investment company under the Investment Company Act of 1940 (the Investment Company Act). This means that with respect to 75% of these series' assets, (1) no series may invest more than 5% of its total assets in the securities of any one issuer (except U.S.
Government obligations) and (2) no series may own more than 10% of the outstanding voting securities of any one issuer. For purposes of calculating these 5% or 10% ownership limitations, the series will consider the ultimate source of revenues supporting each obligation to be a separate issuer. For example, even though a state hospital authority or a state economic development authority might issue obligations on behalf of many different entities, each of the underlying health facilities or economic development projects will be considered as a separate issuer. These investments are also subject to the limitations described in the remainder of this section. See "How the Fund Invests--Investment Objective and Policies--Special Considerations" in the Prospectuses of the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series, other than the New York Money Market Series.

    Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a series may own so long as, with respect to 75% of the assets of each series other than the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series (except for the New York Money Market Series), it does not invest more than 5% of its total assets in the securities of such issuer (except obligations issued or guaranteed by the U.S. Government). As for the other 25% of a series' assets not subject to the limitation described above, there is no limitation on the amount of these assets that may be invested in a minimum number of issuers. Because of the relatively smaller number of issuers of investment-grade tax-exempt securities (or, in the case of the New York Money Market Series, high quality tax-exempt securities) in any one of these states, a series is more likely to use this ability to invest its assets in the securities of a single issuer than is an investment company which invests in a broad range of tax-exempt securities. Such concentration involves an increased risk of loss to a series should the issuer be unable to make interest or principal payments thereon or should the market value of such securities decline.

    The Fund expects that a series will not invest more than 25% of its total assets in municipal obligations the source of revenue of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. A series may invest more than 25% of its total assets in municipal obligations of one or more of the following types: obligations of public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; obligations of state and local housing finance authorities; obligations of municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. Each of the foregoing types of investments might be subject to particular risks which, to the extent that a series is concentrated in such investments, could affect the value or liquidity of the series.

    Each series will treat an investment in a municipal bond refunded with escrowed U.S. Government securities as U.S. Government securities for purposes of the Investment Company Act's diversification requirements provided: (i) the escrowed securities are "government securities" as defined in the Investment Company Act, (ii) the escrowed securities are irrevocably pledged only to payment of debt service on the refunded bonds, except to the extent there are amounts in excess of funds necessary for such debt service, (iii) principal and interest on the escrowed securities will be sufficient to satisfy all scheduled principal, interest and any premiums on the refunded bonds and a verification report prepared by a party acceptable to a nationally recognized statistical rating agency, or counsel to the holders of the refunded bonds, so verifies,
(iv) the escrow agreement provides that the issuer of the refunded bonds grants and assigns to the escrow agent, for the equal and ratable benefit of the holders of the refunded bonds, an express first lien on, pledge of and perfected security interest in the escrowed securities and the interest income thereon,
(v) the escrow agent had no lien of any type with respect to the escrowed securities for payment of its fees or expenses except to the extent there are excess securities, as described in (ii) above, and (vi) except with respect to the Florida Series, the Hawaii Income Series, the New York Income Series and the money market series other than the New York Money Market Series, the series will not invest more than 25% of its total assets in pre-refunded bonds of the same municipal issuer.

Tax-Exempt Securities

    Tax-exempt securities include notes and bonds issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia, the interest on which is exempt from federal income tax (except for possible application of the alternative minimum tax) and, in certain instances, applicable state or local income and personal property taxes. Such securities are traded primarily in the over-the-counter market.

    For purposes of diversification and concentration under the Investment Company Act, the identification of the issuer of tax-exempt bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty may be regarded as a separate security and treated as an issue of such guarantor.

    Tax-Exempt Bonds. Tax-exempt bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Tax-exempt bonds also may be issued in connection with the refunding of outstanding obligations, to obtain funds to lend to other public institutions, or for general operating expenses.

    The two principal classifications of tax-exempt bonds are "general obligation" and "revenue". General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

    Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities. The Internal Revenue Code restricts the types of industrial development bonds (IDBs) which qualify to pay interest exempt from federal income tax, and interest on certain IDBs issued after August 7, 1986 is subject to the alternative minimum tax. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Tax-Exempt Notes. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

        1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

        2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

        3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

        4. CONSTRUCTION LOAN NOTES. Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association (GNMA) to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

    Tax-Exempt Commercial Paper. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Risks of Investing in Defaulted Securities


    The New York Income Series may invest up to 5% of its total assets in New York Obligations that are in default in the payment of principal or interest. There are a number of risks associated with investments in defaulted securities. These risks include investment in an already troubled issuer, the possible incurrence of costs associated with indemnifying the trustee for pursuing remedies (which amount could equal the principal amount of the securities purchased) and possible legal and consulting fees incurred to pursue remedies.

Special Considerations Regarding Investments in Tax-Exempt Securities

    The following is a discussion of the general factors that might influence the ability of the issuers in the various states to repay principal and interest when due on the obligations contained in the portfolio of each series. Such information is derived from sources that are generally available to investors and is believed to be accurate, but has not been independently verified and may not be complete.


  CONNECTICUT



    Connecticut, which experienced very strong economic growth throughout the mid-to-late 1980s, is a wealthy state. During Connecticut's period of strong growth, the State's personal income growth exceeded that of the United States, its per capita income was the highest in the nation, and the rate of unemployment was below the national average. Beginning in 1988, however, these trends began to reverse as the Northeast entered into recession in advance of the rest of the nation. The recession in the Northeast was precipitated largely by major reductions in defense spending and by weaknesses in housing and office construction, banking, and the insurance industry. As a result, personal income growth has slowed considerably and unemployment has risen significantly, although remaining somewhat below the national average.



    Connecticut's economic difficulties resulted in severe fiscal stress, culminating in a General Fund deficit of $965 million at the close of fiscal year 1991, and the subsequent issuance of a like amount of Economic Recovery Notes, which are being repaid over a five-year period. In fiscal year 1992, the State acted to reduce the volatility of its budgetary operations by raising revenues, reducing expenditures and establishing a broader revenue base. Chief among these actions were (i) the implementation of a 4.5% personal income tax and (ii) the broadening of the sales tax base, which was coupled with a decrease in the sales tax rate from 8% to 6%. These actions, along with conservative revenue projections, permitted the State to achieve modest surpluses for fiscal years 1992, 1993 and 1994. A portion of such surplus will be used to retire some of the outstanding Economic Recovery Notes issued to fund the cumulative deficit of fiscal year 1990-1991.



    In June 1992, the Manufacturing Recovery Act of 1992, which is directed primarily toward providing incentives to manufacturers, was enacted in Connecticut. The legislation provides credits for establishing new manufacturing and increasing new employee training. In addition, property tax exemption and sales tax exemptions were expanded for purchases of certain manufacturing machinery and production materials.



    The adopted budget for fiscal 1995-96 anticipates General Fund revenues of $8,837.0 million and General Fund expenditures of $8,836.8 million, resulting in a projected surplus of $0.2 million. The State Comptroller's monthly report as of October 1995, however, estimates a General Fund shortfall of approximately $34.4 million. For fiscal 1996-97, the adopted budget anticipates General Fund revenues of $9,158.0 million and General Fund expenditures of $9,157.8 million, resulting in a projected surplus of $0.2 million.



    The adopted budget reflects implementation of significant tax changes aimed at increasing overall disposable income and encouraging economic expansion in the State. A phase down in the personal income tax rate was enacted, pursuant to which the tax rate on the first $4,500 of taxable income for joint filers is dropped 33% from 4.5% to 3% for the income year commencing January 1, 1996. For income years commencing on or after January 1, 1997, the application of the 3% rate is further expanded to the first $9,000 of taxable income for joint filers. In addition, a new personal income tax credit, limited to no more than $100 per filer, has been added for the income years commencing on or after January 1, 1995. To improve the business climate in the State and stimulate long-term job growth, legislation was also enacted to reduce Connecticut's corporate tax rate from the current rate of 11.25% to 7.5% by January 1, 2000.



    The adopted budget also reflects significant reductions in expenditures from current service levels. Some of these changes, which are expected to result in significant long-term savings to the State, including restructuring the General Assistance program to limit benefits, reform of the Aid to Families with Dependent Children program to place time limits on benefits, reduction of long-term care costs by creating a system of capitated rates, merging of mental health and substance abuse services, consolidating the State's mental health hospitals and moving the State toward a 40 hour work week for State employees.



  FLORIDA



    In 1980, Florida ranked seventh in population among the fifty states, having a population of 9.7 million people. The State has grown dramatically since 1980 and, as of April 1, 1994, Florida ranked fourth in the nation, with an estimated population of 13.9 million. The service sector is Florida's largest employment sector, currently accounting for 86.4% of total non-farm employment. Florida's manufacturing jobs exist in the high-tech and value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. Since 1980, the job creation rate for the State is greater than two times the nation's rate; however, since 1989, Florida's unemployment rate has risen faster than the national average. The average rate of unemployment for Florida since 1985 is 6.3%, while the national average is 6.4%.



    South Florida, because of its location and involvement with foreign trade, tourism and investment capital, is particularly susceptible to international trade and currency imbalances and economic dislocations in Central and South America. The Central and northern portions of the State are effected by problems in the agricultural sector, particularly in the citrus and sugar industries. Short-term adverse economic conditions may be experienced by the Central and northern section of Florida, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. In addition, the State economy has historically been somewhat dependent on the tourism and construction industries and is therefore sensitive to trends in those sectors.



    Under the State Constitution and applicable statutes, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues during each State fiscal year. Estimated General Revenue plus Working Capital and Budget Stabilization funds available total $14,682.9 million for 1994-1995, an increase of 6.1% over revenues for 1993-1994. This amount reflects a transfer of $159 million in non-recurring revenue due to Hurricane Andrew, to a hurricane relief trust fund. Estimated Revenue of $13,702.1 million (excluding the Hurricane Andrew impacts) for fiscal 1994-1995 represents an increase of 6.6% over 1993-1994.



    At the November 1994 general election, voters approved an amendment to the State Constitution that limits the amount of taxes, fees, licenses and charges imposed by the Legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the Legislature. The limit will be effective starting with fiscal year 1995-1996. Any excess revenues generated will be deposited in the Budget Stabilization fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the proposed revenue limitation are revenues pledged to State bonds.



    Many factors, including national, economic, social and environmental policies and conditions, most which are not within the control of the State or local government, could affect or adversely impact on the State's financial condition.



  HAWAII



    Hawaii's separation from the mainland and dependence upon tourism make it unique among the states. Tourism dominates Hawaii's economy, with six out of ten jobs in the economy related to tourism. Other major sectors of the Hawaiian economy include construction, retail trade, agriculture, and military operations, all of which have been adversely affected by recent recessions in the United States (particularly California) and Japan, and cutbacks in military spending. Hawaii's economy experienced strong growth during that late 1980s, but since 1990 the rate of growth has slowed considerably, marked by a decrease in Japanese investment and construction and increased foreign competition in the production of pineapples and sugar.



    Over the years, financial operations in the State have been sound, with consistently favorable budget performance. Surpluses in excess of 5% of revenues have regularly triggered constitutionally provided tax credits, even during fiscal years 1992 and 1993 when revenue growth had slowed due to the recession. The 1995-97 biennium budget submitted by the prior administration in December 1994, has undergone substantial adjustments and the new administration has made extensive labor reductions. Despite these reductions, however, the available General Fund balance is expected to decline from $290.9 million at the end of fiscal 1994 to $53.9 million at the end of fiscal 1996.



    Hawaii's economy remains vulnerable to the lingering recessions of both California and Japan and the State government cutbacks may also adversely affect economic growth. Reported improvement in the tourism industry has not yet been reflected in State revenues, and has lagged early estimates. Employment has continued to decline, with job growth the slowest of all fifty states in 1994. These factors, combined with the decline in construction, suggest that continued stagnation in the near future is probable for Hawaii's economy.



  MARYLAND



    Maryland, one of the wealthiest states in the nation, experienced rapid growth during the 1980s. Maryland's total personal income and per capita income outperformed the national averages until 1990. The economy is well diversified, with services, trade, and government, accounting for a large percentage of total employment. Due to Maryland's proximity to Washington, D.C., government employment plays an important role in the economy. Government employment has served to insulate the regional economy from more volatile economic swings, making the Maryland unemployment rate historically below the national average. For the same reason, Maryland employment may be more affected by federal layoffs or budget reductions than employment in other states.



    Maryland has generally been among the most heavily indebted of the states, although its position was more moderate with the inclusion of local debt, reflecting in part the State's assumption of school construction costs several years ago. The State, concerned over its debt levels, followed the recommendation of a debt affordability committee and restrained its borrowing. Resources have also expanded and ratios have stabilized. Capital borrowing plans are reasonable and designed not to increase debt levels substantially.



    During the three fiscal years from 1991 through 1993, the State's finances were severely affected by the national recession. Nevertheless, the State closed fiscal year 1993 with a $10.5 million operating surplus on a budgetary basis and closed fiscal year 1994 with a $60 million operating surplus on a budgetary basis. On a GAAP basis, the State's General Fund moved from a deficit of $121.7 million as of June 30, 1993 to a positive balance of $113.9 million on June 30, 1994. Financial operations continued to improve in fiscal year 1995, with revenues exceeding estimate by $217 million and expenditures at $184 million above budget. At fiscal year-end, the General Fund recorded an undesignated fund balance of $26.5 million (after reservation of $106 million for fiscal year 1996 expenses). An additional $286.1 million was on deposit in the Revenue Stabilization Account of the State Reserve Fund. The 1996 budget continues the trend of increased budgetary reserves. The operating budget assumes moderate revenue growth and expenditures of $14.428 billion, a 6.6% increase over the actual expenditures in fiscal year 1995. The State projects a year-end General Fund balance of $34.3 million and an additional $518 million in the Revenue Stabilization Account of the State Reserve Fund.



    The State and its various political subdivisions issue a number of different kinds of municipal obligations, including general obligation bonds supported by tax collections, revenue bonds payable from certain identified tax levies or revenue streams, conduit revenue bonds payable from the repayment of certain loans to authorized entities such as hospitals, universities and other private entities, and certificates of participation in tax-exempt municipal leases. These obligations are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them varies with the financial strengths of the respective borrowers.



    There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on the financial condition of Maryland issuers generally, will not adversely affect the market value of Maryland Obligations held by the Maryland Series or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.



  MASSACHUSETTS



    Massachusetts is an urban, densely populated, and wealthy state with a fully developed industrial economy. Massachusetts' industrial economy has experienced a significant evolution in the last decade, shifting from textiles, leather products and heavy manufacturing into high technology and defense-related sectors, with concomitant growth in services and trade. Little affected by the national recession of the early 1980s, Massachusetts enjoyed unemployment rates among the lowest in the nation for the most of the decade. But, as the economy slowed, unemployment rates rose in 1988, 1989 and 1990. Unemployment climbed above the national figure to 9.0% in 1991, placing Massachusetts among those states with the highest unemployment rates in the nation. The construction and manufacturing sectors were particularly hard hit by job losses. Personal income growth, both for the total and on a per capita basis, also slowed to below the national rate in 1989, although per capita personal income levels are still far above the U.S. figure. It appears that two of the factors contributing to the earlier economic boom -- large increases in defense contract spending and low oil prices -- are no longer present, and the inflation in the relative costs of land and labor also poses an economic disadvantage.



    The recent economic downturn has had serious adverse effects on Massachusetts' financial operations, which experienced increasing budgetary deficits through fiscal year 1990. At the close of fiscal year 1990, the Commonwealth faced a massive accumulated deficit of $1.45 billion. In order to regain fiscal solvency, the Commonwealth sold a total of $1.4 billion in dedicated tax bonds secured by a portion of the Commonwealth's income tax proceeds as well as the full faith and credit general obligation pledge of the Commonwealth. Since that time, the Commonwealth has adopted more conservative revenue forecasting procedures and has moderated spending growth. Such restraint has resulted in the achievement of balanced budgets in both fiscal year
1991-1992 and fiscal year 1992-1993. Fiscal year 1995 tax collections, which were projected at $11.151 billion, exceeded estimates by $13 million.



    Despite concerted efforts to control Massachusetts' financial operations, and some progress in that regard, substantial risks to the Commonwealth's financial stability remain. Economic growth is not likely to return, in the near future, to the vigorous pace evident in the 1980s. It is uncertain whether improved communication and efforts towards cooperation between the Commonwealth legislature and executive will continue. Local economic conditions remain weak, and the Commonwealth is likely to continue to face considerable difficulty in balancing its annual operating budgets. Education reform legislation enacted in June 1993 was estimated to require annual spending increases for elementary and secondary education of $175 million in fiscal 1994, $414 million in 1995, and $662 million in 1996. This program will absorb a large part of the Commonwealth's future revenue growth.



    Proposition 2 1/2 is a property tax limitation initiative passed by Massachusetts voters in 1980. In general, Proposition 2 1/2 constrains the ability of cities and towns to raise property tax revenues. As property taxes are the only local source revenue available, such tax limitation may lead to adverse financial consequences for some municipalities. Under Proposition 2 1/2, many cities and towns were required to reduce their property tax levies to a stated percentage of the full and fair cash value of their taxable real estate and personal property. The Proposition limited the amount by which the total property taxes assessed by all cities and towns may increase from year to year.



  MICHIGAN



    Michigan is a highly industrialized state with an economy principally dependent upon three sectors: manufacturing (particularly durable goods, automotive products and office equipment), tourism and agriculture. Legislation requires that the administration prepare two economic forecasts each year, which are presented each January and May of a given year. The State's economic forecast for calendar 1995 projects modest growth. Real gross domestic product is projected to grow 2.9% in 1995 on a calendar year basis. Car and light truck sales are expected to total 14.9 million units in 1995. The forecast assumes moderate inflation, accompanied by steady interest rates. Ninety-day U.S. Treasury rates are expected to average 5.7% for 1995.



    The State's forecast for the Michigan economy reflects the national outlook. Total wage and salary employment is projected to grow 2.9% in 1995. This slight growth reflects the ongoing diversification of the Michigan economy. The unemployment rate is projected to average 5.9% in 1995, continuing the recent trend of Michigan's unemployment rate being near the national average, compared to a 15-year prior history of having higher than average unemployment.



    The principal revenue sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services. The State's fiscal year ended September 30, 1993, marked a turning point in the financial condition of the State budget. Improvements in the Michigan economy have resulted in increased revenue collections, which, together with restraint on the expenditure side of the budget, produced General Fund surpluses of $280.1 million in fiscal year 1992-93 and $602.9 million in fiscal year 1993-94, and a projected surplus of $85.1 million for fiscal year 1994-95. The

State's general fund budget for fiscal year 1995-96 was passed by the Legislature in June 1995, and totalled $8,438.6 million of revenues and expenditures. The Governor has since vetoed approximately $40 million of appropriations passed by the Legislature and has other appropriation bills before him awaiting signature.



    The State Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the ratio of the 1978-79 fiscal year revenues to total calendar 1977 State personal income.



    In August 1993, the Governor signed into law a measure that has significantly impacted the financing of primary and secondary school operations in the State and has resulted in additional property tax and school finance reform legislation. This legislation exempts all property in the State from millage levied for local and intermediate school district operating purposes, other than millages levied for community colleges. In order to replace local property tax revenues lost as a result of this legislation, the Legislature enacted several laws in December 1993 which address property tax and school finance reform, including a ballot proposal that was approved by Michigan voters in March 1994. Under this proposal, effective May 1, 1994, the State sales and use tax was increased from 4% to 6%, the State income tax was decreased from 4.6% to 4.4%, the cigarette tax was increased from $0.25 to $0.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A 0.75% real estate transfer tax became effective January 1, 1995, and a State property tax of 6 mills began to be imposed in 1994 on all real and personal property currently subject to the general property tax. The total effect of these school finance reforms is to shift significant portions of the cost of local school operations from local school districts to the State and raise additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.



    Although revenue obligations of the State or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that further economic difficulties will not adversely affect the market value of municipal obligations held in the portfolio of the Michigan Series or the ability of the respective obligors to make required payments on such obligations.



  NEW JERSEY



    New Jersey has a highly diversified economy. While once heavily dependent upon manufacturing, New Jersey's economy is now increasingly based on trade and services. The State fully participated in the national economic recovery and did not experience the brunt of the Northeast recession until much later than many other states. The rate of unemployment was consistently below the national average through 1991. In 1992, however, the unemployment rate rose well above that of the nation. While personal income growth lagged behind the U.S. level in 1989 and 1991, since 1989, the State's per capita income remains the second highest in the United States.



    The principal sources of State revenue are sales, corporate and personal income taxes. The Constitution of the State prohibits the expenditure of funds in excess of the State's revenues and reserves. Since the Constitution was adopted in 1947, New Jersey has always had a positive undesignated fund balance in its general fund at the end of each year. A favorable economy translated into substantial growth in revenue and surpluses: from fiscal year 1984 to 1988 revenues grew almost 40%. Economic slowdown translated revenue shortfalls and operating deficits in fiscal years 1989 and 1990. Surplus balances, which peaked at $1.2 billion in fiscal year 1988, fell to $116 million (excluding the Transition School Aid Account) by fiscal year-end 1991.



    At first, the State was able to use its significant fund balance reserves to cushion against the large imbalance between revenues and expenditures. In fiscal year 1991, however, a $1.4 billion tax program was required to balance the budget.



    For the last three fiscal years, the State has resorted to a number of non-recurring revenues and expenditure deferrals to balance its budget. In addition, balancing the budget was made difficult by a tax revolt in the 1991 elections that resulted in a reduction of the sales tax by 1%, from 7% to 6%. A balanced budget was achieved by delaying a $1.1 billion contribution to the
State employees' pension fund. This move, in addition to heavy borrowing by the previous administration, has caused concern that the State bond rating may be adversely affected. Despite certain reservations regarding the New Jersey economy, however, S&P recently announced that New Jersey will retain its AA+ bond rating.



    The fiscal 1995 ending balances were $966 million, up from $455 originally budgeted. The fiscal 1996 budget plans a $549 million ending balance, prior to inclusion of any lapsed appropriations. Furthermore, the fiscal 1996 budget enacts the third and final phase of the administration's multi-year 30% personal income tax reduction, which is effective in January 1996.



    Spending reductions in current and future years rely on savings from reduced costs of the State's employee workforce. The State has reached agreements with two of its unions, but major agreements with some of the largest unions still have to be reached. Furthermore, a 1994 State Supreme Court decision regarding the State's system of funding of education required that the State achieve substantial equivalence in spending between wealthy and poor districts by fiscal 1998.



  NEW YORK



    New York State is the third most populous state in the nation (behind California and Texas) and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a comparatively small share of the nation's farming and mining activity. A declining proportion of the State's work force in engaged in manufacturing and an increasing proportion of its work force is engaged in service industries. This transition reflects a national trend. Historically, the State has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence.



    A nation-wide recession commenced in mid-1990. The downturn continued throughout the State's 1990-1991 fiscal year and was followed by a period of weak economic growth during the 1991 and 1992 calendar years. In 1993, the economy grew faster than in 1992, but at a very modest rate as compared to other recoveries. In contrast with the strength of the national economy in 1994 and into 1995, New York's economic recovery weakened by mid-1994. The State's delayed economic recovery is due, in part, to the significant retrenchment in the banking and financial services industries, downsizing by several major corporations, cutbacks in defense spending, and an over supply of office buildings. The State currently forecasts an anticipated employment growth of 0.4% for calendar 1996.



    The recommended budget for fiscal 1995-1996 seeks to (i) close the gap based on growth of current services, (ii) implement the next phase of delayed personal income tax cuts and (iii) further reduce personal income and business taxes over a multi-year period.



    The State's General Fund budgets for fiscal years 1992-1993 and 1993-1994 produced cash surpluses for the first time since fiscal year 1987-1988. The 1994-1995 General Fund budget finished with an actual deficit of $241 million. The State's projections for the fiscal year 1995-1996 General Fund budget call for a surplus of $55 million. There is no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. The State, in addressing any potential budgetary imbalance, may need to take significant actions to align recurring receipts and disbursements in future fiscal years.



  NORTH CAROLINA



    The following discussion regarding the financial condition of the North Carolina State government may not be relevant to general obligation or revenue bonds issued by political subdivisions of the State. Such information, and the following discussion regarding the economy of the State, are included for the purpose of providing information about general economic conditions that may or may not affect issuers of North Carolina obligations.



    The economic profile of North Carolina consists of a combination of industry, agriculture and tourism. The population of the State increased 13% between 1980 and 1990, from 5,880,095 to 6,657,106 as reported by the 1990 federal census. The State's estimate of population as of June 30, 1994 is 7,064,470. Although North Carolina is the tenth largest state in population, it is primarily a rural state, having only five municipalities with populations in excess of 100,000. The State, once largely an agriculturally based economy, is now a service and goods producing economy. From 1980 to 1994, the State labor force increased by approximately 26% (from 2,855,200 to 3,609,000) and during the period 1980-1993, per capita income grew from $7,999 to $18,702, an increase of 133.8%.



    The North Carolina State Constitution requires that the State's total expenditures for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.



    In 1990 and 1991 the State had difficulty meeting its budgetary projections. The General Assembly responded by enacting new taxes and fees to generate additional revenue and reduce allowable department operating expenditures and continuation funding.



    The State, like the nation, has experienced economic recovery since 1991. Due to both increased tax and fee revenues and the previously enacted spending reductions, the State had a budget surplus of approximately $865 million at the end of fiscal 1993-1994. After review of the 1994-1995 continuation budget adopted in 1993, the General Assembly approved spending expansion funds, in part to restore certain employee salaries to budgeted levels, which amounts had been deferred to balance the budgets in 1989-1993, and to authorize funding for new initiatives in economic, social and environmental programs. Because of growth in State tax and fee revenues, the General Fund balance at the end of the 1994-1995 fiscal year was reported at approximately $300 million.



    In April 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the tax levied on various forms of intangible personal property. The intangibles tax revenues receivable by counties and municipalities will no longer be received. Instead, the legislature has provided for specific appropriations to counties and muncipalities.



    The State is involved in certain litigation; however, none of the cases, in the reported opinion of the Department of the Treasurer, would have a material adverse effect on the State's ability to meet its obligations.



    Both the nation and the State have experienced a modest economic recovery in the past year. It is unclear, however, what effect these developments, as well as the reduction in government spending or increase in taxes, may have on the value of the debt obligations in the North Carolina Series. No clear upward trend has developed, and both the State and the national economies must be watched carefully.



  OHIO



    The Ohio economy, while diversifying more into the services and other non-manufacturing areas, continues to rely in part on durable goods manufacturing, although largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, the general economic activity in Ohio, as in other industrially developed states, is more cyclical than some other states and the nation overall. Agriculture is an important segment of the State's economy. More than half of the State's land is devoted to farming. An estimated 15% of total Ohio employment is in agribusiness.



    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund, for which the personal income and sales-use taxes are the major sources.



    The biennium of 1992-93 presented significant challenges to State finances, which were successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included General Revenue Fund debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. The general appropriations act for the entire biennium was passed on July 11, 1991. Pursuant to it, $200 million was transferred from the Budget Stabilization Fund to the General Revenue Fund in fiscal year 1992.



    Based on updated results and forecasts in the course of fiscal year 1992, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, a fiscal year 1992 imbalance in General Revenue Fund resources and expenditures. General Revenue Fund receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales-use and personal income taxes. Higher expenditure levels were in certain areas, particularly human services including Medicaid. In response, the Governor ordered most State agencies to reduce General Revenue Fund spending in the last six months of fiscal year 1992 by a total of approximately $184 million; the $100.4 million Budget Stabilization Fund balance and additional amounts from certain other funds were transferred late in the fiscal year to the General Revenue Fund, and adjustments were made in the timing of certain tax payments.



    A significant General Revenue Fund shortfall (approximately $520 million) was then projected for the next year, fiscal year 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering of $300 million in selected General Revenue Fund spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reduction). The June 30, 1993 ending General Revenue Fund balance was approximately $111 million, of which, as a first step to Budget Stabilization Fund replenishment, $21 million was deposited in the Budget Stabilization Fund.



    The 1994-95 biennium presented a more affirmative financial picture for the State. Based on June 30, 1994 balances, an additional $260 million was deposited in the Budget Stabilization Fund. The biennium ended June 30, 1995 with a General Revenue Fund ending fund balance of $928 million, of which $535.2 million has been transferred into the Budget Stabilization Fund (which had an October 3, 1995 balance of over $828 million).



    The General Revenue Fund appropriations act for the 1995-96 biennium was passed on June 28, 1995 and promptly signed (after selective vetoes) by the Governor. All necessary General Revenue Fund appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 General Revenue Fund balance, after leaving in the General Revenue Fund an unreserved and undesignated balance of $70 million, has been transferred to a variety of funds, including $535.2 million to the Budget Stabilization Fund. $322.8 million was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.



    The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by current provisions of the State Constitution. The State may incur debt to cover casual deficits, failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000 plus debt incurred to repel invasion, suppress insurrection, or defend the State in war. The State is expressly precluded from assuming any local government debt or corporation debt, except for debt incurred to repel invasion, suppress insurrection, or defend the State in war.



    Although the State's revenue obligations or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties and the resulting impact on State and local governmental finances will not adversely affect the market value of municipal obligations held in the portfolio of the Ohio Series or the ability of the respective obligors to make required payments on such obligations.



  PENNSYLVANIA



    Pennsylvania is an established state with a diversified economy. Pennsylvania has been historically identified as a heavily industrial state, although that reputation has recently changed due to the decline in the coal, steel and railroad industries. Education, financial institutions, and the service sector, which includes trade, medical, and health services, provide the major sources of revenue growth for Pennsylvania.



    The five-year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth rate for all of the Commonwealth's expenditures. Rising caseloads, increased services utilization, and rising prices combined to produce the rapid rise of public health and welfare costs at a time when the national recession caused tax revenues to stagnate and decline. During the period from fiscal 1990 through fiscal 1994, public health and welfare costs rose by an average annual rate of 9.4%. Consequently, spending on other budgeted programs was restrained to a growth rate below 5%, and sources of revenues other than taxes became larger components of fund revenues.



    The General Fund, the Commonwealth's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. The General Fund is the principal operating fund for the majority of the Commonwealth's governmental activities. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.



    The 1994 fiscal year closed with revenues of $15,210.7 million (on a budgetary basis), $38.6 million above the fiscal year estimate and 3.9% over Commonwealth revenues during the previous fiscal year. Additional revenues were provided by higher than anticipated sales tax revenues and a reduction in tax refund reserve resulting from a favorable decision in a pending tax litigation. Personal income tax revenues, however, were below estimate. Expenditures (net of certain pooled financing expenditures and appropriation lapses) totaled $14,934.4 million, representing a 7.2% increase over fiscal 1993 expenditures.



    The 1995 fiscal year closed with revenues of $16,224.6 million and exceeded the estimate of revenues used at the time the budget was enacted. The higher than estimated revenues from tax sources were due to faster economic growth in the national and State economy than had been projected when the budget was adopted. Expenditures from Commonwealth revenues (excluding pooled financing expenditures) including $65.5 million of supplemental appropriations enacted at the close of the 1995 fiscal year, totalled $15,674.7 million, representing an increase of 5% over spending during fiscal 1994.



    The enacted fiscal 1996 budget provides for expenditures from Commonwealth revenues of $16.161.7 million, a 2.7% increase over total appropriations from Commonwealth revenues in fiscal 1995. The fiscal 1996 budget is based on anticipated Commonwealth revenues, net of enacted tax changes but prior to tax refunds, of $16,268.7 million, an increase over actual fiscal 1995 Commonwealth revenues of .3%. Excluding the estimated effects of tax changes enacted in 1994 and 1995, Commonwealth revenues for fiscal 1996 are estimated to increase by approximately 2.9%. Tax changes (reductions) enacted with the fiscal 1996 budget totalled $282.9 million, representing an approximate 1.7% of base revenues.



    The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenue of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. As of June 30, 1995, the Commonwealth had $5,045.4 million of general obligation debt outstanding.



    There is various litigation pending against the Commonwealth, its officers and employees. An adverse decision in one or more of these cases could materially affect the Commonwealth's governmental operations.



Additional Issuers



  GUAM



    Guam is governed under the Organic Act of Guam of 1950, which gave the island statutory local power of self-government and made the inhabitants of Guam citizens of the United States.



    The economy of Guam is based, in large part, upon the significant U.S. military presence on the island. The federal government is the largest employer on the island: in 1991, there were 10,757 active duty military personnel and approximately 7,762 civilian personnel. Military spending makes a significant contribution to Guam's economy, exceeding $587 million in 1991. The U.S. military presence on Guam has increased recently due to the closure of Subic Bay Naval Base and Clark Air Force Base in the Philippines. The United States Air Force headquarters has also relocated to Guam from Clark Air Force Base.



    Tourism also plays a major role in Guam's economy. Over the past twenty years, the tourist industry has grown rapidly, creating a construction boom for new hotels and the expansion of older hotels. With visitors coming mainly from Japan, tourist arrivals rose by more than 16% annually between 1985 and 1990. In 1992, there were approximately 900,000 tourists. Nevertheless, recent earthquakes, typhoons and the economic slowdown in Japan have had adverse effects on Guam's economy. Furthermore, in 1994, Guam was faced with the problem of offsetting the impact of military downsizing. Guam's economy is also based on the export of fish and handicrafts. Approximately 60% of the labor force works for the private sector, and the remaining 40% (approximately) work for the government. Guam is a duty-free port and an important distribution point for goods destined for Micronesia. Unemployment, which has been historically low, was 2% in 1992.

  PUERTO RICO



    Puerto Rico enjoys a Commonwealth status with the U.S. as a result of Public Law 600, enacted by the U.S. Congress in 1950 and affirmed by a referendum in 1952. Residents of Puerto Rico are U.S. citizens.



    Since World War II, Puerto Rico has undergone a social and economic transformation. Puerto Rico, which was at one time a poor, agrarian economy with a densely populated environment, is now a urbanized society with an economy based on manufacturing and services. Despite its long-term economic progress, unemployment and poverty continue to be significant problems. The island's 1994 unemployment rate of 16% was more than double the corresponding U.S. figure, and income data for the island compare unfavorably with even the poorest of the 50 states.



    Financial operations of recent years have reflected general economic trends, with fiscal improvements registered during good economic times and deterioration during slowdown. In the mid-1980s, economic recovery and stable oil prices helped the Commonwealth to reduce the General Fund's accumulated deficit. Later, as economic slowdown placed financial operations under pressure, the Commonwealth sought budgetary balance, but with regular reliance on non-recurring measures. The General Fund closed in a negative cash position in fiscal years 1992 and 1993. The Commonwealth had projected only a modest improvement in the General Fund's negative ending position for fiscal year 1994, even after the announcement in February 1994 of a $211 million increase in the revenue estimate.



    In fiscal year 1995, year-to-date General Fund reserve growth has exceeded expectations. Original budget projections called for revenue growth of 4.6% over fiscal year 1994 to $4,878 million. Revenue growth in fiscal year 1995 is primarily driven by individual income tax receipts, as a result of continued evasion control measures and increased excise taxes, reflecting continued economic growth.



    In 1993, Congress passed legislation which restricts corporations' ability to take advantage of Section 936 credits. The extent to which these changes will slow business investment in Puerto Rico is not clear, although some slowing effect is to be expected. Also in 1993, the Senate approved NAFTA, which will pose a new challenge to the Puerto Rican economy by increasing competition from certain areas with Mexico.



  UNITED STATES VIRGIN ISLANDS



    The Virgin Islands, comprised of St. Thomas, St. Croix and St. John, form an unincorporated territory of the United States. The residents of the islands were granted a measure of self-government by the Organic Act, as revised in 1954.



    The Virgin Islands are heavily dependent on links with the U.S. mainland. More than 90% of the trade is conducted with Puerto Rico and the United States. Tourism is the predominant source of employment and income for the Islands. Specifically, the visiting cruise ship business and the advantages of duty-free purchases are attractive to American visitors. Although tourism in the Virgin Islands declined in 1992, in 1993 occupancy rates at hotels and on cruise ships increased, with 18% more American tourists and 30% more European tourists.



    The Territorial Government also plays a vital role in the economy of the Virgin Islands. Since governmental services must be provided on three separate islands, the duplication of effort results in an unusually large public sector. In 1993, 26.8% of total employment resulted from Territorial Government employment. The manufacturing sector consists of textiles, electronics, pharmaceuticals, and watch assembly plants. International business and financial services are a small but growing component of the economy. The level of unemployment has been consistently low, but rose to 3.1% in May 1993.

Floating Rate and Variable Rate Securities


    Each series may invest more than 5% of its assets in floating rate and variable rate securities, including participation interests therein and (for series other than money market series) inverse floaters. Floating rate securities normally have a rate of interest which is set as a specific percentage of a designated base rate, such as the rate on Treasury Bonds or Bills or the prime rate at a major commercial bank. The interest rate on floating rate securities changes whenever there is a change in the designated base interest rate. Variable rate securities provide for a specific periodic adjustment in the interest rate based on prevailing market rates and generally would allow the series to demand payment of the obligation on short notice at par plus accrued interest, which amount may be more or less than the amount the series paid for them. An inverse floater is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security or the value of an index. Changes in the interest rate on the other security or interest inversely affect the residual interest rate paid on the inverse floater, with the result that the inverse floater's price will be considerably more volatile than that of a fixed rate bond. The market for inverse floaters is relatively new.

    Each series may invest in participation interests in variable rate tax-exempt securities (such as certain IDBs) owned by banks. A participation interest gives the series an undivided interest in the tax-exempt security in the proportion that the series' participation interest bears to the total principal amount of the tax-exempt security and generally provides that the holder may demand repurchase within one to seven days. Participation interests frequently are backed by an irrevocable letter of credit or guarantee of a bank that the investment adviser under the supervision of the Trustees has determined meets the prescribed quality standards for the series. A series generally has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the series' participation interest in the par value of the tax-exempt security, plus accrued interest. Each series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid by the issuer on the tax-exempt securities over the negotiated yield at which the instruments were purchased from the bank by a series. The investment adviser will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each series, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the investment adviser may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

Put Options

    Each series may acquire put options (puts) giving the series the right to sell securities held in the series' portfolio at a specified exercise price on a specified date. Such puts may be acquired for the purpose of protecting the series from a possible decline in the market value of the securities to which the put applies in the event of interest rate fluctuations and, in the case of liquidity puts, to shorten the effective maturity of the underlying security. The aggregate value of the premiums paid to acquire puts held in a series' portfolio (other than liquidity puts) may not exceed 10% of the net asset value of such series. The acquisition of a put may involve an additional cost to the series by payment of a premium for the put, by payment of a higher purchase price for securities to which the put is attached or through a lower effective interest rate.

    In addition, there is a credit risk associated with the purchase of puts in that the issuer of the put may be unable to meet its obligation to purchase the underlying security. Accordingly, the series will acquire puts only under the following circumstances: (1) the put is written by the issuer of the underlying security and such security is rated within the four highest quality grades (two highest grades for the money market series) as determined by Moody's or S&P; or
(2) the put is written by a person other than the issuer of the underlying security and such person has securities outstanding which are rated within such four (or two for the money market series) highest quality grade of such rating services; or (3) the put is backed by a letter of credit or similar financial guarantee issued by a person having securities outstanding which are rated within the two highest quality grades of such rating services.

    One form of transaction involving liquidity puts consists of an underlying fixed rate municipal bond that is subject to a third party demand feature or "tender option". The holder of the bond would pay a "tender fee" to the third party tender option provider, the amount of which would be periodically adjusted so that the bond/ tender option combination would reasonably be expected to have a market value that approximates the par value of the bond. This bond/tender option combination would therefore be functionally equivalent to ordinary variable or floating rate obligations and the Fund may purchase such obligations subject to certain conditions specified by the Securities and Exchange Commission (SEC).

Financial Futures Contracts and Options Thereon

    FUTURES CONTRACTS. Each series (except for the money market series) may engage in transactions in financial futures contracts as a hedge against interest rate related fluctuations in the value of securities which are held in the investment portfolio or which the series intends to purchase. A clearing corporation associated with the commodities exchange on which a futures contract trades assumes responsibility for the completion of transactions and guarantees that open futures contracts will be closed. Although interest rate futures contracts call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin". Subsequent payments to and from the broker, called "variation margin", will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to the market."

    When a series purchases a futures contract, it will maintain an amount of cash, U.S. Government obligations or liquid, high-grade debt securities in a segregated account with the Fund's Custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged. A series that has sold a futures contract may "cover" that position by owning the instruments underlying the futures contract or by holding a call option on such futures contract. A series will not sell futures contracts if the value of such futures contracts exceeds the total market value of the securities of the series. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

    OPTIONS ON FINANCIAL FUTURES. Each series (other than the money market series) may purchase call options and write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. Each series will use options on futures in connection with hedging strategies.

    An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. Currently, options can be purchased or written with respect to futures contracts on U.S. Treasury Bonds, among other fixed-income securities, and on municipal bond indices on the Chicago Board of Trade. As with options on debt securities, the holder or writer of an option may terminate his or her position by selling or purchasing an option of the same series. There is no guaranty that such closing transactions can be effected.

    When a series hedges its portfolio by purchasing a put option, or writing a call option, on a futures contract, it will own a long futures position or an amount of debt securities corresponding to the open option position. When a series writes a put option on a futures contract, it may, rather than establish a segregated account, sell the futures contract underlying the put option or purchase a similar put option. In instances involving the purchase of a call option on a futures contract, the series will deposit in a segregated account with the Fund's Custodian an amount in cash, U.S. government obligations or liquid, high-grade debt securities equal to the market value of the obligation underlying the futures contract, less any amount held in the initial and variation margin accounts.

    LIMITATIONS ON PURCHASE AND SALE. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempted from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a series' purchasing and selling financial futures contracts and options thereon for BONA FIDE hedging transactions, except that a series may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the series' total assets. Each series will use financial futures in a manner consistent with these requirements. With respect to long positions assumed by a series, the series will segregate with the Fund's Custodian an amount of cash, U.S. Government securities or liquid, high-grade debt securities so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contracts and thereby insures that the use of futures contracts is unleveraged. Each series will continue to invest at least 80% of its total assets in municipal obligations except in certain circumstances, as described in its Prospectus under "How the Fund Invests--Investment Objective and Policies." A series may not enter into futures contracts if, immediately thereafter, the sum of the amount of initial and net cumulative variation margin on outstanding futures contracts together with premiums paid on options thereon, would exceed 20% of the total assets of the series.

    RISKS OF FINANCIAL FUTURES TRANSACTIONS. In addition to the risk associated with predicting movements in the direction of interest rates, discussed in "How the Fund Invests--Investment Objective and Policies-- Futures Contracts and Options Thereon" in each series' Prospectus, there are a number of other risks associated with the use of financial futures for hedging purposes.

    Each series intends to purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired; and, in the event of adverse price movements, the series would continue to be required to make daily cash payments of variation margin. However, if futures contracts have been sold to hedge portfolio securities, these securities will not be sold until the offsetting futures contracts can be purchased. Similarly, if futures have been bought to hedge anticipated securities purchases, the purchases will not be executed until the offsetting futures contracts can be sold.

    The hours of trading of interest rate futures may not conform to the hours during which the series may trade municipal securities. To the extent that the futures markets close before the municipal securities market, significant price and rate movements can take place that cannot be reflected in the futures markets on a day-to-day basis.

    RISKS OF TRANSACTIONS IN OPTIONS ON FINANCIAL FUTURES. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Compared to the sale of financial futures, the purchase of put options on financial futures involves less potential risk to a series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put option on a financial future would result in a loss to a series when the sale of a financial future would not, such as when there is no movement in the price of debt securities.

    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a series generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a series would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange could continue to be exercisable in accordance with their terms.

    There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain clearing facilities inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

When-Issued and Delayed Delivery Securities

    Each series may purchase tax-exempt securities on a when-issued or delayed delivery basis, in which case delivery and payment normally take place within one month after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the tax-exempt securities are each fixed at the time the buyer enters into the commitment. The purchase price for the security includes interest accrued during the period between purchase and settlement and, therefore, no interest accrues to the economic benefit of the series until delivery and payment take place. Although a series will only purchase a tax-exempt security on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, the series may sell these securities before the settlement date if it is deemed advisable.

    Tax-exempt securities purchased on a when-issued or delayed delivery basis are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, I.E., experiencing both appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a series remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, the market value of the series' assets will vary to a greater extent than otherwise. Purchasing a tax-exempt security on a when-issued or delayed delivery basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

    A segregated account of each series consisting of cash or liquid high-grade debt securities equal to the amount of the when-issued and delayed delivery commitments will be established with the Fund's Custodian and marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. When the time comes to pay for when-issued or delayed delivery securities, the series will meet their respective obligations from then available cash flow, sale of securities held in a separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the series' payment obligations). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from state or federal income taxes. See "Distributions and Tax Information."

    Each series (other than the money market series) may also purchase municipal forward contracts. A municipal forward contract is a municipal security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. No interest will accrue on the security prior to the delivery date. The investment adviser will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Trustees. The Fund has obtained a ruling from Florida authorities that such municipal forward contracts qualify as assets exempt from the Florida intangibles tax.

Portfolio Turnover

    Portfolio transactions will be undertaken principally to accomplish a series' objective in relation to anticipated movements in the general level of interest rates but a series may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.


    The Fund's investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a series is known as "portfolio turnover" and may involve the payment by the series of dealer mark-ups or underwriting commissions, and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities--excluding securities whose maturities at acquisition were one year or less. A series' portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. For the fiscal year ended August 31, 1995, the portfolio turnover rate of each series, other than the money market series, was as follows:



                                                                                 Portfolio
Series                                                                         Turnover Rate
-----------------------------------------------------------------------------  --------------
Florida......................................................................         65%
Hawaii Income................................................................         75%
Maryland.....................................................................         49%
Massachusetts................................................................         36%
Michigan.....................................................................         33%
New Jersey...................................................................         37%
New York.....................................................................         57%
North Carolina...............................................................         28%
Ohio.........................................................................         38%
Pennsylvania.................................................................         19%


Illiquid Securities

    A series may invest up to 15% (10% in the case of the money market series) of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.

    Municipal lease obligations will not be considered illiquid for purposes of the series' limitation on illiquid securities provided the investment adviser determines that there is a readily available market for such securities. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security,
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). With respect to municipal lease obligations, the investment adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease, (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease, (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled, (ii) if applicable, what assurance there is that the assets represented by the lease can be sold, (iii) the strength of the lessee's general credit (E.G., its debt, administrative, economic and financial characteristics),
(iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (E.G., the potential for an event of non-appropriation) and (v) the legal recourse in the event of failure to appropriate and (4) any other factors unique to municipal lease obligations as determined by the investment adviser.

Repurchase Agreements

    The series' repurchase agreements will be collateralized by U.S. Government obligations. The series will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Trustees. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Trustees. In the event of a default or bankruptcy by a seller, the series will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the series will suffer a loss.

    The series participate in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. (PMF) pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the series may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund or series participates in the income earned or accrued in the joint account based on the percentage of its investment.

    Except as described above and under "Investment Restrictions," the foregoing investment policies are not fundamental and may be changed by the Trustees of the Fund without the vote of a majority of its outstanding voting securities (as defined above).

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of a series. A "majority of the outstanding voting securities" of a series, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

        1. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. For the purpose of this restriction, the deposit or payment by the Fund (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series) of initial or maintenance margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

        2.  Make short sales of securities or maintain a short position.

        3. Issue senior securities, borrow money or pledge its assets, except that the Fund may on behalf of a series borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the preference as to shares of a series in liquidation and as to dividends over all other series of the Fund with respect to assets specifically allocated to that series, the purchase and sale of futures contracts and related options, collateral arrangements with respect to margin for futures contracts, the writing of related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the

    New Jersey Money Market Series) and obligations of the Fund to Trustees pursuant to deferred compensation arrangements, are not deemed to be a pledge of assets or the issuance of a senior security. The Fund will not purchase portfolio securities if its borrowings exceed 5% of the assets.

        4. Purchase any security if as a result, with respect to 75% of a series' total assets (except with respect to the Connecticut Money Market Series, the Florida Series, the Hawaii Income Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Income Series), more than 5% of the total assets of any series would be invested in the securities of any one issuer (provided that this restriction shall not apply to obligations issued or guaranteed as to principal and interest either by the U.S. Government or its agencies or instrumentalities).

        5. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, although it may purchase and sell financial futures contracts and related options (except with respect to the Connecticut Money Market Series, the Massachusetts Money Market Series, the New York Money Market Series and the New Jersey Money Market Series), securities which are secured by real estate and securities of companies which invest or deal in real estate.

        6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        7. Invest in interests in oil, gas or other mineral exploration or development programs.

        8.  Make loans, except through repurchase agreements.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

        1.  Invest in oil, gas and mineral leases or programs.

        2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

        3. Purchase any interests in real estate limited partnerships which are not readily marketable.

        4. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

        5. Purchase the securities of any one issuer if any officer or trustee of the Fund or the Manager or Subadviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

        6. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years and equity securities of issuers which are not readily marketable.

                             TRUSTEES AND OFFICERS


                                                                               Principal Occupation
       Name, Address and Age          Position with Fund                       During Past 5 Years
------------------------------------  ------------------  --------------------------------------------------------------
 Edward D. Beach(70)................    Trustee           President  and  Director  of  BMC  Fund,  Inc.,  a  closed-end
 c/o Prudential Mutual Fund                                 investment  company; previously,  Vice Chairman  of Broyhill
 Management, Inc.                                           Furniture Industries,  Inc.;  Certified  Public  Accountant;
 One Seaport Plaza                                          Secretary and Treasurer of Broyhill Family Foundation, Inc.;
 New York, NY                                               Member  of  the  Board  of Trustees  of  Mars  Hill College;
                                                            President, Treasurer  and Director  of The  High Yield  Plus
                                                            Fund,  Inc. and First Financial  Fund, Inc.; Director of The
                                                            Global Government  Plus  Fund,  Inc. and  The  Global  Total
                                                            Return Fund, Inc.

 Eugene C. Dorsey(68)...............    Trustee           Retired  President, Chief Executive Officer and Trustee of the
 c/o Prudential Mutual Fund                                 Gannett Foundation (now Freedom Forum); former Publisher  of
 Management, Inc.                                           four  Gannett  newspapers  and  Vice  President  of  Gannett
 One Seaport Plaza                                          Company;  past  Chairman  of  Independent  Sector  (national
 New York, NY                                               coalition  of philanthropic  organizations); former Chairman of the  American  Council  for the  Arts;  Director  of  the
                                                            Advisory  Board of Chase Manhattan Bank of Rochester and The
                                                            High Yield Income Fund, Inc.

 Delayne Dedrick Gold(57)...........    Trustee           Marketing and Management Consultant.
 c/o Prudential Mutual Fund
 Management, Inc.
 One Seaport Plaza
 New York, NY

*Harry A. Jacobs, Jr.(74)...........    Trustee           Senior Director (since January 1986) of Prudential  Securities
 One Seaport Plaza                                          Incorporated   (Prudential  Securities);   formerly  Interim
 New York, NY                                               Chairman and Chief  Executive Officer  of Prudential  Mutual
                                                            Fund  Management, Inc. (PMF) (June-September 1993); formerly
                                                            Chairman of the Board  of Prudential Securities  (1982-1985)
                                                            and  Chairman of  the Board  and Chief  Executive Officer of
                                                            Bache Group  Inc. (1977-1982);  Director of  the Center  for
                                                            National  Policy, The First Australia  Fund, Inc., The First
                                                            Australia Prime  Income Fund,  Inc., The  Global  Government
                                                            Plus  Fund,  Inc. and  The Global  Total Return  Fund, Inc.;
                                                            Trustee of the Trudeau Institute.

--------------
*"Interested" Trustee, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.

                                                                               Principal Occupation
       Name, Address and Age          Position with Fund                       During Past 5 Years
------------------------------------  ------------------  --------------------------------------------------------------
 Thomas T. Mooney(53)........    Trustee        President  of the Greater  Rochester Metro Chamber
 c/o Prudential Mutual Fund                     of  Commerce;  formerly  Rochester  City  Manager;
 Management, Inc.                                 Trustee  of  Center  for  Governmental Research,
 One Seaport Plaza                                Inc.; Director of Monroe County Water Authority,
 New York, NY                                     Rochester Jobs, Inc.,  Blue Cross of  Rochester,
                                                  Executive  Service  Corps  of  Rochester, Monroe
                                                  County   Industrial   Development   Corporation,
                                                  Northeast  Midwest  Institute,  First  Financial
                                                  Fund, Inc.,  The  Global Government  Plus  Fund,
                                                  Inc., The Global Total Return Fund, Inc. and The
                                                  High Yield Plus Fund, Inc.

 Thomas H. O'Brien(70).......    Trustee        President  of  O'Brien  Associates  (Financial and
 c/o Prudential Mutual Fund                       Management  Consultants)  (since  April   1984);
 Management, Inc.                                 formerly  President of  Jamaica Water Securities
 One Seaport Plaza                                Corp. (holding  company)  (February  1989-August
 New York, NY                                     1990);  Director (September 1987-April 1991) and
                                                  Chairman  of  the  Board  and  Chief   Executive
                                                  Officer   (September   1987-February   1989)  of
                                                  Jamaica  Water  Supply   Company;  Director   of
                                                  Ridgewood Savings Bank and Yankee Energy System,
                                                  Inc.; Trustee of Hofstra University.

*Richard A. Redeker(52)......    President and  President,  Chief  Executive Officer  and Director
 One Seaport Plaza               Trustee        (since  October  1993)  of  PMF;  Executive   Vice
 New York, NY                                     President,  Director  and  Member  of  Operating
                                                  Committee  (since   October  1993),   Prudential
                                                  Securities;   Director  (since   October  1993),
                                                  Prudential  Securities  Group,  Inc.;  Executive
                                                  Vice   President,   The   Prudential  Investment
                                                  Corporation  (since   January  1994);   formerly
                                                  Senior  Executive Vice President and Director of
                                                  Kemper  Financial   Services,  Inc.   (September
                                                  1978-September  1993); President and Director of
                                                  The  Global  Government  Plus  Fund,  Inc.,  The
                                                  Global Total Return Fund Inc. and The High Yield
                                                  Income Fund, Inc.
--------------
*"Interested"  Trustee, as defined  in the Investment Company  Act, by reason of his affiliation with Prudential Securities or PMF.

                                                                               Principal Occupation
       Name, Address and Age          Position with Fund                       During Past 5 Years
------------------------------------  ------------------  --------------------------------------------------------------
 Nancy H. Teeters(65)........    Trustee        Economist;  formerly  Vice  President  and   Chief
 c/o Prudential Mutual Fund                       Economist (March 1986-June 1990) of
 Management, Inc.                                 International   Business  Machines  Corporation;
 One Seaport Plaza                                Director of Inland Steel Industries (since  July
 New York, NY                                     1991), First Financial Fund, Inc. and The Global
                                                  Total Return Fund, Inc.

 Robert F. Gunia(48).........    Vice           Chief  Administrative  Officer (since  July 1990),
 One Seaport Plaza               President      Director  (since  January  1989),  Executive  Vice
 New York, NY                                     President, Treasurer and Chief Financial Officer
                                                  (since  June 1987) of PMF; Senior Vice President
                                                  (since March  1987)  of  Prudential  Securities;
                                                  Vice  President and Director of The Asia Pacific
                                                  Fund, Inc. (since May 1989).

 S. Jane Rose(49)............    Secretary      Senior Vice President (since January 1991), Senior
 One Seaport Plaza                                Counsel  (since  June   1987)  and  First   Vice
 New York, NY                                     President  (June  1987-December  1990)  of  PMF;
                                                  Senior Vice President and Senior Counsel  (since
                                                  June  1992)  of Prudential  Securities; formerly
                                                  Vice President and Associate General Counsel  of
                                                  Prudential Securities.

 Grace Torres(36)............    Treasurer and  First  Vice President  (since March  1994) of PMF;
 One Seaport Plaza               Principal      First  Vice  President   (since  March  1994)   of
 New York, NY                    Financial and    Prudential   Securities;  prior   thereto,  Vice
                                 Accounting       President of Bankers Trust Corporation.
                                 Officer

 Ronald Amblard(37)..........    Assistant      First Vice  President  (since  January  1994)  and
 One Seaport Plaza               Secretary      Associate  General Counsel (since January 1992) of
 New York, NY                                     PMF;  Vice  President   and  Associate   General
                                                  Counsel  of Prudential Securities (since January
                                                  1992);  formerly,   Assistant  General   Counsel
                                                  (August   1988-December  1991),  Associate  Vice
                                                  President (January 1989-December 1990) and  Vice
                                                  President (January 1991-December 1993) of PMF.

 Deborah A. Docs(37).........    Assistant      Vice   President  and  Associate  General  Counsel
 One Seaport Plaza               Secretary      (since January 1993)  of PMF;  Vice President  and
 New York, NY                                     Associate  General Counsel  (since January 1993)
                                                  of Prudential  Securities; previously  Associate
                                                  Vice  President  (January  1990-December  1992),
                                                  Assistant Vice President (January  1989-December
                                                  1989)  and  Assistant General  Counsel (November
                                                  1991-
                                                  December 1992) of PMF.

    Trustees and officers of the Fund are also Trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Trustees, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.


    The Fund pays each of its Trustees who is not an affiliated person of the Manager or the Fund's investment adviser annual compensation of $9,000, in addition to certain out-of-pocket expenses. Mr. Dorsey receives his Trustees' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustees' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC Exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund.



    The Trustees have adopted a retirement policy which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Trustees who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1998 and 1999, respectively.



    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Trustees of the Fund who are affiliated persons of the Manager.



    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended August 31, 1995 to the Trustees who are not affiliated with the Manager and the aggregate compensation paid to such Trustees for service on the Fund's Board and the Boards of any other investment companies managed by PMF (Fund Complex) for the calendar year ended December 31, 1994.



                               Compensation Table



                                                                                                          Total
                                                               Pension or                              Compensation
                                                               Retirement                               From Fund
                                              Aggregate     Benefits Accrued     Estimated Annual        and Fund
                                             Compensation    As Part of Fund       Benefits Upon       Complex Paid
Name and Position                             From Fund         Expenses            Retirement         to Trustees
------------------------------------------  --------------  -----------------  ---------------------  --------------
Edward D. Beach, Trustee..................    $    9,000             None                  N/A         $    159,000(20/39)**
Eugene C. Dorsey, Trustee.................    $    9,000             None                  N/A         $     61,000*(7/34)**
Delayne Dedrick Gold, Trustee.............    $    9,000             None                  N/A         $    185,000(24/43)**
Thomas T. Mooney, Trustee.................    $    9,000             None                  N/A         $    126,000(15/36)**
Thomas H. O'Brien, Trustee................    $    9,000             None                  N/A         $     44,000(6/24)**
Nancy H. Teeters, Trustee.................    $    9,000             None                  N/A         $     95,000(12/28)**


--------------


 * All compensation for the calendar year ended December 31, 1994 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended August 31, 1995, including accrued interest, amounted to $10,075. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1994, including accrued interest, amounted to approximately $61,000.



** Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.



    As of October 13, 1995, the Trustees and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of beneficial interest of each series of the Fund.



    As of October 13, 1995, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest of a Series were: Randall E.L. Falck, revocable trust DTD 12/03/91, FBO

Randall E.L. Falck, Randall E.L. Falck Trustee, 8049 Whisper Lake Lane W., Ponte Vedra, FL 32082 3115, who held 50,921 Class C shares of Florida Series (5.8%); Joseph R. Rainwater Trustee, Brown V Rainwater Living Trust #1, UA DTD 06/21/86, P.O. Box 10875, Pensacola, FL 32524-0875, who held 45,997 Class C shares of the Florida Series (5.2%); Prudential Mutual Fund Management, Inc., Attn. Dennis Annarumma, One Seaport Plaza, New York, NY 10038-3526, who held 171,851 Class A shares of Hawaii Income Series (62.5%); Evelyn J. Gerner, Trustee, Amended and Restated Self Trusted TR UA DTD 09/03/87, 619 Hunakai St., Honolulu, HI 96816-4909, who held 60,986 Class A shares of Hawaii Income Series (22.2%); Evelyn J. Gerner, Trustee, Amended and Restated Self Trusted TR UA DTD 09/05/87, 619 Hunakai St., Honolulu, HI 96816-4909, who held 60,987 Class B shares of Hawaii Income Series (8.2%); Erica K. Hsiao, Trustee, C. Hsiao & Erica Hsiao TR DTD 9/27/83, 1434 Punahou St., Honolulu, Hawaii 96822-4754, who held 43,520 Class B shares of Hawaii Income Series (5.8%); Desmond K. Brooks and Pauline M. Brooks and Sharon M. Wong, JTWROS C/O INS INC, 210 Ward Ave. #216, Honolulu, HI 96814-4008, who held 4,750 Class C shares of Hawaii Income Series (6.8%); Ralph
S. Tawata & Betty Y. Tawata, JT TEN, 3150 Oahu Ave., Honolulu, HI 96822-1246, who held 6,274 Class C shares of Hawaii Income Series (9.0%); Saundra Gay Lormand, Trustee, The Mildred Evelyn Metzler Kraynik RLT UA DTD 1/2/92, FBO Mildred E. M. Kraynik, 1641 Vancouver Way, Livermore, CA 94550-6133, who held 4,514 Class C shares of Hawaii Income Series (6.4%); Thomas K. Tsubota and Miyako I. Isubota, Trustees FBO, Thomas K. & Miyuako I. Tsubota REV Living Trust DTD 04/19/90, 911 11th Ave., Honolulu, HI 96816-2240, who held 10,670 Class C shares of Hawaii Income Series (15.2%); Miyoko Goto, Trustee FBO Miyoko Goto REV Living Trust DTD 2/05/83, 2320 Liliha St., Honolulu, HI 96817-1648, who held 5,465 Class C shares of Hawaii Income Series (7.8%); and Trish D. Eustace, 1930 Alaeloa St., Honolulu, HI 96821-1019, who held 6,550 Class C shares of Hawaii Income Series (9.4%); Henry Nathan II & Elaine T. Nathan, JT TEN, 6222 Roblynn Road, Laurel, MD 20707-2635, who held 1,416 Class C shares of the Maryland Series (24.0%); Elbertha S. Cassedy, 506 S. Newkirk St., Baltimore, MD 21224-4429, who held 1,308 Class C shares of Maryland Series (22.1%); Prudential Securities, Inc., FA Erma N. Ruble, who held 1,025 Class C shares of Maryland Series (17.3%); Milton Bryant Jr., c/o Universal Systems, Inc., 14585 Avion Pky, Chantilly, VA 22021-1132, who held 2,153 Class C shares of Maryland Series (36.4%); Ellen D. Rothberg, 102 West Emerson St., Melrose, MA 02176-3129, who held 280 Class C shares of Massachusetts Series (22.6%); Penny Boyce, P.O. Box 392, Bolton, MA 01740-0392, who held 94 Class C shares of Massachusetts Series (7.5%); George Cares & Hope Cares, JT TEN, 356 Maryland Ave., N.E., Grand Rapids, MI 49503-3940, who held 5,765 Class C shares of Michigan Series (6.8%); Lester I. Fall, Jr., Cynthia D. Fall, JT TEN, 12460 Lincoln, Burt, MI 48417-9746, who held 1,365 Class C shares of Michigan Series (16.2%); David D. Verdier, Trustee, The David D. Verdier Trust, UA DTD 06/02/90, 3043 Mary Ave., East Grand Rapids, MI 49506-3150, who held 1,291 Class C shares of Michigan Series (15.3%); Leu Lasevich & Larisa Lasevich, JT TEN, 167 Nathan Drive, North Brunswick, NJ 08902-1234, who held 7,283 Class C shares of New Jersey Series (5.3%); Renaldo Sigismondi, 579 Lloyd Road, Aberdeen, NJ 07747-1330, who held 15,061 Class C shares of New Jersey Series (10.0%); Edward J. Thran & Mary Ann Thran, JT TEN, Lions Head South, 7 Marta Ct., Brick, NJ 08723-7830, who held 16,993 Class C shares of New Jersey Series (12.4%); Richard A. Sperling MD, 25 Sparrowbush Road, Upper Saddle River, NJ 07458-1411, who held 7,818 Class C shares of New Jersey Series (5.7%); James J. Castello & Frances N. Castello, JT TEN, 6 Pine Tree Road, Ramsey, NJ 07496-2118, who held 10,298 Class C shares of New Jersey Series (7.5%); Dolores Truex, 126 Mayetta Landing Road, West Creek, NJ 08092-3100, who held 19,770 Class C shares of New Jersey Series (19.4%); Prudential Securities Inc., FA Arsenio Stadile, who held 14,229 Class C shares of New Jersey Series (10.4%); Kandala K. Chary MD & Vaidehi Chary, JT TEN, 99 Roxbury Pk, East Amherst, NY 14051-1769, who held 3,161 Class C shares of New York Series (7.1%); Henry Hocker & Gloria Hocker, JT TEN, 15 West Suffolk Ave., Central Islip, NY 11722-2142, who held 11,684 Class C shares of New York Series (26.2%); Shelley Fehrenbach, 2 Cherry Lane, Kings Point, NY 11024-1122, who held 4,683 Class C shares of New York Series (10.5%); Suzanne E. Tyo & Carol Ann Tyo, JT TEN, 14 Maple Ave., Shortsville, NY 14548-9316, who held 2,717 Class C shares of New York Series (6.1%); Hannah B. Falk, Parklane Apts., 33 Gates Circle, Buffalo, NY 14209-1197, who held 2,635 Class C shares of New York Series (5.9%); Mark A. Pieczonka & Catherine A. Pieczonka, JT TEN, 18 Monett Pl., Greenlawn, NY 11740-1910, who held 9,438 Class C shares of New York Series (21.1%); Steven J. Sybert, Rosalie B. Sybert, JT TEN, 4509 Coburn Ct., Charlotte, NC 28277-2551, who held 2,797 Class C shares of North Carolina Series (48.3%); Howard G. Hochrian, 1200 Dwire Pl., Durham, NC 27706-2515, who held 955 Class C shares of North Carolina Series (16.5%); S. J. Black and Son, Inc., P.O. Box 1105, Monroe, NC 28111-1105, who held 838 Class C shares of North Carolina Series (19.5%); Janet M. Kean,

Thomas J. Kean, Co-Trustees, Janet H. Kean Revocable Living Trust, UA DTD 10/30/91, 17404 Randalls Ferry Road, Norwood, NC 28128-7460, who held 978 Class C shares of North Carolina Series (16.9%); Prudential Securities, Inc., FA William A. Arthur, who held 1,218 Class C shares of Ohio Series (11.1%); Agnes
M. Jones & Sara J. Warner, JT TEN, 42 Carr St., Jackson, OH 45640-2106, who held 8,846 Class C shares of Ohio Series (80.6%); Dale R. Innan & Diane S. Innan, JT TEN, 300 High St., Troy, PA 16947-1114, who held 5,074 Class C shares of Pennsylvania Series (14.8%); Thomas E. Flack & Dorothy E. Flack, JT TEN, 2604 Radcliffe Road, Brodmall, PA 19008-2115, who held 4,775 Class C shares of Pennsylvania Series (13.9%); Barry L. Joel & Tammy L. Joel, JT TEN, 7386 Beacon Hill Dr., Pittsburgh, PA 15221-2569, who held 4,056 Class C shares of Pennsylvania Series (11.8%); Virginia N. Long, 504 Lombard St., Tamaqua, PA 18252-1006, who held 2,514 Class C shares of Pennsylvania Series (7.3%); Henry
E. Hollander & Anita R. Hollander, JT TEN, 149 Autumn Drive, Level Green, PA 15085-1424, who held 3,037 Class C shares of Pennsylvania Series (8.8%).



    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of the following shares of the series, representing the percentage shown of the outstanding shares of each such series:



     Series                            Class A                 Class B                Class C
     -------------------------  ----------------------  ----------------------  --------------------
     Florida..................   9,872,943       (84%)     759,014       (88%)   799,595       (91%)
     Hawaii Income............     102,518       (37%)     677,110       (91%)    69,084       (89%)
     Maryland.................     956,435       (59%)   1,104,579       (55%)     4,594       (78%)
     Massachusetts............   1,296,831       (56%)   1,226,002       (51%)     1,222       (98%)
     Michigan.................   1,102,448       (50%)   1,815,895       (53%)     7,055       (84%)
     New Jersey...............   3,638,309       (82%)  17,894,009       (81%)   120,750       (88%)
     New York.................   8,354,938       (61%)   9,085,277       (67%)    43,833       (98%)
     North Carolina...........   1,566,363       (67%)   2,710,667       (78%)     2,966       (51%)
     Ohio.....................   2,221,331       (53%)   2,677,455       (51%)    10,063       (92%)
     Pennsylvania.............   2,305,740       (49%)   8,665,614       (45%)    16,333       (78%)



    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 67,482,240 shares (or 99% of those outstanding) of the Connecticut Money Market Series, 59,998,344 shares (or 99% of those outstanding) of the Massachusetts Money Market Series, 217,127,616 shares (or 99% of those outstanding) of the New Jersey Money Market Series and 315,379,244 shares (or 99% of those outstanding) of the New York Money Market Series. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


                                    MANAGER


    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus of each series. As of September 30, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $51 billion. According to the Investment Company Institute, as of December 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.


    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Trustees and in conformity with the stated policies of the Fund, manages both the investment operations of each series and the composition of each series' portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's business affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the average daily net assets of each series. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended August 31, 1995. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of a series' average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.


    In connection with its management of the business affairs of the Fund, PMF bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Trustees who are not affiliated persons of PMF or the Fund's investment adviser;

  (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c)   the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communication expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.


    The Management Agreement also provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Trustees of the Fund, including a majority of the Trustees who are not parties to such contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995 and by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by the shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992 and by the sole shareholder of the Hawaii Income Series on September 19, 1994.

    The amount of the management fee paid by each series of the Fund to PMF for the fiscal years ended August 31, 1993, 1994 and 1995 was as follows:



                                                                               1993               1994               1995
                                                                         -----------------  -----------------  -----------------
Arizona*...............................................................  $      286,344     $      313,334     $      268,246(a)
Connecticut Money Market...............................................         --     (b)          63,440(b)          71,379(b)
Florida................................................................         247,845(c)         311,558(c)         231,778(c)
Georgia*...............................................................          94,559            108,130             86,901(d)
Hawaii Income..........................................................             N/A                N/A             41,133(e)
Maryland...............................................................         279,241            290,509            210,311(f)
Massachusetts..........................................................         286,520            310,614            258,040(g)
Massachusetts Money Market.............................................         --     (h)          44,800(h)          53,649(h)
Michigan...............................................................         319,163            383,005            323,133(i)
Minnesota*.............................................................         130,014            136,463            108,549(j)
New Jersey.............................................................       1,236,812(k)       1,347,284(k)       1,047,300(k)
New Jersey Money Market................................................         523,804(l)         634,767(l)         642,087(l)
New York...............................................................       1,697,889          1,820,106          1,518,552(m)
New York Money Market..................................................       1,378,198          1,402,462          1,463,815
North Carolina.........................................................         346,561            378,373            313,847(n)
Ohio...................................................................         564,784            630,490            538,657(o)
Pennsylvania...........................................................       1,186,546          1,384,548          1,182,799(p)


------------------------

 *  No shares of this Series currently are outstanding.



(a)  PMF voluntarily waived a portion of its management fee of $19,126.



(b) PMF voluntarily waived all or a portion of its management fee of $265,760, $243,395 and $214,138, respectively.



(c) PMF voluntarily waived a portion of its management fee of $371,767, $467,337 and $464,337, respectively.



(d)  PMF voluntarily waived a portion of its management fee of $6,103.



(e)   PMF voluntarily waived a portion of its management fee of $3,651.



(f)  PMF voluntarily waived a portion of its management fee of $14,170.



(g)  PMF voluntarily waived a portion of its management fee of $18,492.



(h) PMF voluntarily waived all or a portion of its management fee of $161,228, $167,335 and $160,946, respectively.



(i)   PMF voluntarily waived a portion of its management fee of $22,911.



(j)   PMF voluntarily waived a portion of its management fee of $7,592.



(k) PMF voluntarily waived a portion of its management fee of $412,271, $449,095 and $483,073, respectively.



(l) PMF voluntarily waived a portion of its management fee of $323,145, $211,404 and $214,029, respectively.



(m)  PMF voluntarily waived a portion of its management fee of $108,361.



(n)  PMF voluntarily waived a portion of its management fee of $22,350.



(o)  PMF voluntarily waived a portion of its management fee of $38,218.



(p)  PMF voluntarily waived a portion of its management fee of $84,187.


    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.


    The Subadvisory Agreement was last approved by the Trustees, including a majority of the Trustees who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 5, 1995, by shareholders of each series of the Fund then in existence on December 28, 1988, by shareholders of the Florida Series and the New Jersey Money Market Series on December 30, 1991, by shareholders of the Connecticut Money Market Series and the Massachusetts Money Market Series on November 10, 1992 and by the sole shareholder of the Hawaii Income Series on September 19, 1994.


    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


    PMF is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries:
Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons world-wide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.



    Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.



    The Subadviser maintains a credit unit which provides credit analysis and research on both tax-exempt and taxable fixed-income securities. The portfolio managers routinely consult with the credit unit in managing the Fund's portfolios. The credit unit reviews on an ongoing basis issuers of tax-exempt and taxable fixed-income obligations, including prospective purchases and portfolio holdings of the Fund. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts.



    With respect to taxable fixed-income obligations, credit analysts review financial statements published by corporate (and governmental) issuers to examine income statements, balance sheets and cash flow numbers. They evaluate this data against their expectations of sales, earnings growth and trends in credit ratios. They study the impact of economic, regulatory and political developments on companies and industries and look at the relative value of companies. They are in regular communication both in person and by telephone with company management, Wall Street analysts and rating agencies.



    With respect to tax-exempt issuers, credit analysts review financial and operating statements supplied by state and local governments and other issuers of municipal securities to evaluate revenue projections and the financial soundness of municipal issuers. They study the impact of economic and political developments on state and local governments, evaluate industry sectors and meet periodically with public officials and other representatives of state and local governments and other tax-exempt issuers to discuss such matters as budget projections, debt policy, the strength of the regional economy and, in the case of revenue bonds, the demand for facilities. They also make site inspections to review specified projects and to evaluate the progress of construction or the operation of a facility.



    Peter Allegrini oversees the municipal bond team at the Subadviser. He also serves as the portfolio manager of the High Yield Series of Prudential Municipal Bond Fund and the Pennsylvania Series of the Fund. He has been in the investment business since 1978.



    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.


                                  DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of each series of the Fund having Class A shares and of the shares of the money market series and of the shares of the New York Income Series (which are not divided into classes). Prudential Securities, One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.

    Under separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares. See "How the Fund is Managed--Distributor" in each series' Prospectus.


    Prior to January 22, 1990, the non-money market series of the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to any one of the Plans (the Rule 12b-1 Trustees), at a meeting called for the purpose of voting on the Class A and Class B Plans, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and
(ii) up to .50 of 1% (including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. Total distribution fees (including the service fee of .25 of 1%) may not exceed .50 of 1%. On May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans, adopted a plan of distribution for the Class C shares and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. Also on May 6, 1993, the Trustees, including a majority of the Rule 12b-1 Trustees, approved a plan of distribution (the Florida Series' Class C Plan) for the Florida Series' Class D shares (now called Class C shares). The Plans were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 5, 1995. The Class A Plan, as amended, was approved by Class A and Class B shareholders, the Class B Plan was approved by Class B shareholders and the Class C Plan was approved by the Class C shareholders on July 19, 1994. The Florida Series' Class C Plan was approved by the sole shareholder of the Class C shares of the Florida Series on June 30, 1993. The Class B Plan was approved by the sole shareholder of the Florida Series' Class B shares on August 1, 1994. The Class A Plan and Class B Plan were approved by the sole shareholder of Class A and Class B shares of the Hawaii Income Series on September 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares of the Hawaii Income Series on September 19, 1994 and of the other series having Class C shares on August 1, 1994.


    Class A Plan. For the fiscal year ended August 31, 1995, PMFD received the following payments under the Class A Plan from the series currently in existence:



Series
----------------------------------------------------------------------------------
Florida...........................................................................  $  82,514
Hawaii Income.....................................................................      2,641
Maryland..........................................................................     11,341
Massachusetts.....................................................................     15,837
Michigan..........................................................................     16,932
New Jersey........................................................................     30,290
New York..........................................................................     95,024
North Carolina....................................................................     15,244
Ohio..............................................................................     29,904
Pennsylvania......................................................................     30,092



    This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended August 31, 1995, PMFD also received approximate initial sales charges with respect to the sale of Class A shares of the currently existing series as follows:



Series
--------------------------------------------------------------------------------
Florida.........................................................................  $   170,300
Hawaii Income...................................................................       19,600
Maryland........................................................................        3,000
Massachusetts...................................................................        6,800
Michigan........................................................................        8,100
New Jersey......................................................................       16,200
New York........................................................................       39,400
North Carolina..................................................................      112,600
Ohio............................................................................       14,300
Pennsylvania....................................................................       32,000



    Class B Plan. For the fiscal year ended August 31, 1995, Prudential Securities received the distribution fees paid by the following series of the Fund and the proceeds of contingent deferred sales charges paid by investors on the redemption of Class B shares of each currently existing series as set forth below:



                                                                                 Approximate
                                                                                 Contingent
                                                                                  Deferred
Series                                                           Amount of Fee  Sales Charges
---------------------------------------------------------------  -------------  -------------
Florida........................................................  $      23,495  $       7,500
Hawaii Income..................................................          2,641         12,700
Maryland.......................................................        167,486        134,200
Massachusetts..................................................        197,277         69,000
Michigan.......................................................        261,080        127,100
New Jersey.....................................................      1,374,973        665,400
New York.......................................................      1,150,164        360,200
North Carolina.................................................        259,815         97,900
Ohio...........................................................        427,051        165,700
Pennsylvania...................................................      1,115,411        427,000

    For the fiscal year ended August 31, 1995, it is estimated that Prudential Securities spent approximately the following amounts on behalf of the currently existing series of the Fund:



                                                                  Compensation    Approximate
                      Printing and  Commission                   to Prusec* for      Total
                        Mailing     Payments to                    Commission       Amount
                      Prospectuses   Financial                    Payments to      Spent By
                        to Other    Advisers of  Overhead Costs  Representatives  Distributor
                      Than Current  Prudential   of Prudential     and Other     on Behalf of
Series                Shareholders  Securities    Securities**     Expenses**       Series
--------------------  ------------  -----------  --------------  --------------  -------------
Florida.............  $    4,700    $   36,200   $    318,600    $    16,400     $    375,900
Hawaii Income.......       6,400        95,700        142,500            500          245,100
Maryland............       8,800        53,700         15,000         13,400           90,900
Massachusetts.......      11,700        57,300         32,800         20,500          122,300
Michigan............       8,600        82,600         49,200         30,100          170,500
New Jersey..........      15,100       393,400        200,300         64,400          673,200
New York............      10,400       397,700        176,000        110,000          694,200
North Carolina......       8,500        77,100         43,000         15,500          144,100
Ohio................       9,900       119,700         58,000         93,000          280,600
Pennsylvania........      12,400       327,600        171,300        215,000          726,300

------------------
 *Pruco Securities Corporation, an affiliated broker-dealer.
**Including lease, utility and sales promotional expenses.



    The term "overhead costs" represents (a) the expenses of operating the branch offices of Prudential Securities and Prusec in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communication costs and the costs of stationery and supplies, (b) the cost of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.


    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series of the Fund. The amount of distribution expenses reimbursable by the Fund is reduced by the amount of such contingent deferred sales charges.


    Class C Plan. For the fiscal year ended August 31, 1995, Prudential Securities received the distribution fees paid by the following series of the Fund under the Class C Plan and the proceeds of contingent deferred sales charges paid by investors on the redemption of shares of each currently existing series as set forth below:



                                                                                Approximate
                                                                                 Contingent
                                                                                  Deferred
                                                                                   Sales
Series                                                          Amount of Fee     Charges
--------------------------------------------------------------  --------------  ------------
Florida.......................................................    $   76,991     $    1,000
Hawaii Income.................................................        29,804            100
Maryland......................................................           437         --
Massachusetts.................................................           104         --
Michigan......................................................           458         --
New Jersey....................................................         5,924            100
New York......................................................         2,439         --
North Carolina................................................           241            100
Ohio..........................................................           458         --
Pennsylvania..................................................         1,672            600


    Distribution fees were expended primarily for payment of account servicing fees.


    Pursuant to Rule 12b-1, the Plans and the money market series' Plan of Distribution (collectively, the Plans) were last approved by the Trustees of the Fund, including the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Plans on May 5, 1995.

    The Plans provide that they shall continue in effect from year to year with respect to each series, provided such continuance is approved annually by a vote of the Trustees of the Fund in the manner described above. The Plans may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the applicable class on not more than 60 days' nor less than 30 days' written notice to any other party to the Plans. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Trustees will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Trustees shall be committed to the Rule 12b-1 Trustees.


    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify Prudential Securities and PMFD to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The Distribution Agreements were last approved by the Trustees, including a majority of the Rule 12b-1 Trustees, on May 5, 1995.



    The Connecticut Money Market, Massachusetts Money Market, New Jersey Money Market, and the New York Money Market Series' Plan of Distribution (the Money Market Plan) was last approved by the Trustees of the Fund, including a majority of the Rule 12b-1 Trustees, at a meeting called for the purpose of voting on the Money Market Plan, on May 5, 1995. The Money Market Plan was approved by shareholders of the New York Money Market Series on December 28, 1988, by shareholders of the New Jersey Money Market Series on December 30, 1991 and by shareholders of the Connecticut Money Market Series and Massachusetts Money Market Series on November 10, 1992. For the fiscal year ended August 31, 1995, PMFD incurred distribution expenses with respect to the money market series, all of which were recovered by PMFD through the distribution fee paid by the series, as follows:



                                                                                           Distribution
Series                                                                                       Expenses
-----------------------------------------------------------------------------------------  ------------
Connecticut Money Market.................................................................   $   71,379
Massachusetts Money Market...............................................................       53,649
New Jersey Money Market..................................................................      214,029
New York Money Market....................................................................      365,954


    NASD Maximum Sales Charge Rule. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of a series may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of a series of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of any series, all sales charges on shares of that class would be suspended.

    On October 21, 1993, Prudential Securities (PSI) entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990.
Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures and options thereon for each series of the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions. The term "Manager" as used in this section includes the Subadviser. Purchases and sales of securities on a securities exchange, which are not expected to be a significant portion of the portfolio securities of any series, are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions, including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as a market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities for each series of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure the research and investment services described above, subject to review by the Fund's Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Trustees. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the series' ability to pursue their present investment objectives. However, in the future in other circumstances, the series may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures contracts being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    During the fiscal years ended August 31, 1995, 1994 and 1993, the series paid brokerage commissions on certain futures transactions as set forth below. During these periods, the series paid no brokerage commissions to Prudential Securities.



                                                                                     Brokerage Commissions
                                                                                -------------------------------
Series                                                                            1995       1994       1993
------------------------------------------------------------------------------  ---------  ---------  ---------
Connecticut Money Market......................................................          0          0          0
Florida.......................................................................  $  10,973  $   4,113  $   2,013
Hawaii Income.................................................................      1,680        N/A        N/A
Maryland......................................................................      5,513        613        437
Massachusetts.................................................................      1,820        263        613
Massachusetts Money Market....................................................          0          0          0
Michigan......................................................................      4,550      2,030      3,623
New Jersey....................................................................     17,098        875          0
New Jersey Money Market.......................................................          0          0          0
New York......................................................................     13,581          0      2,415
New York Money Market.........................................................          0          0          0
North Carolina................................................................     20,213        175        875
Ohio..........................................................................     15,698      4,953      1,418
Pennsylvania..................................................................     22,033        875      2,468


                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of each series of the Fund, other than the money market series, may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in each series' Prospectus. The series (other than the money market series and the New York Income Series) issue three classes of shares, designated Class A, Class B and Class C shares. Class C shares of the Florida Series were formerly called Class D shares.

    Each class of shares represents an interest in the same portfolio of investments of the series and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and
(iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

    For a description of the methods of purchasing shares of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series or the New York Money Market Series, see "Shareholder Guide--How to Buy Shares of the Fund" in the money market series' Prospectuses.

Specimen Price Make-Up


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 3% and Class B* and Class C* shares are sold at net asset value. Using the net asset value at August 31, 1995 of each series currently in existence (other than the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series), the maximum offering price of the series' shares is as follows:


Class A                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value and redemption price per
 Class A share.......................... $10.06 $12.13 $10.66 $11.63 $11.89 $10.98 $11.91 $11.19 $11.92 $10.55
Maximum sales charge (3% of offering
 price).................................    .31    .38    .33    .36    .37    .34    .37    .35    .37    .33
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Offering price to public................ $10.37 $12.51 $10.99 $11.99 $12.26 $11.32 $12.28 $11.54 $12.29 $10.88
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------


Class B                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class B
 share*................................. $10.06 $12.13 $10.67 $11.62 $11.88 $10.98 $11.91 $11.19 $11.93 $10.55
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

Class C                                    FL     HI     MD     MA     MI     NJ     NY     NC     OH     PA
---------------------------------------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
Net asset value, redemption price and
 offering price to public per Class C
 share*................................. $10.06 $12.13 $10.67 $11.62 $11.88 $10.98 $11.91 $11.19 $11.93 $10.55
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------
                                         ------ ------ ------ ------ ------ ------ ------ ------ ------ ------

--------------
*Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.


Reduction and Waiver of Initial Sales Charges--Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other series of the Fund or other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the applicable Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

  (a)   an individual;

  (b)   the individual's spouse, their children and their parents;

  (c)   the individual's and spouse's Individual Retirement Account (IRA);

  (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

  (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

  (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

  (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    Rights of Accumulation. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectuses. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.

    Letters of Intent. Reduced sales charges are also available to investors or an eligible group of related investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and the sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

Waiver of the Contingent Deferred Sales Charge--Class B Shares

    The contingent deferred sales charge is waived under circumstances described in the applicable Prospectuses. See Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges-- Class B Shares" in the Prospectuses. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

Category of Waiver                                Required Documentation
Death                                             A  copy of  the shareholder's  death certificate
                                                  or, in  the  case of  a  trust, a  copy  of  the
                                                  grantor's  death certificate, plus a copy of the
                                                  trust agreement identifying the grantor.
Disability--An  individual  will  be  considered  A  copy  of the  Social  Security Administration disabled if he or she is unable to engage in any  award letter or a letter from a physician on the
substantial gainful  activity by  reason of  any  physician's    letterhead   stating   that   the
medically  determinable   physical   or   mental  shareholder  (or, in  the case  of a  trust, the
impairment which can  be expected  to result  in  grantor)  is  permanently  disabled.  The letter death or to be of long-continued and  indefinite  must also indicate the date of disability.
duration.

The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

Quantity Discount--Class B Shares Purchased Prior to August 1, 1994

    The CDSC is reduced on redemptions of Class B shares of a series of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of a series of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of a series of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of a series of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               Contingent Deferred Sales Charge
                              as a Percentage of Dollars Invested
                                    or Redemption Proceeds
   Year Since Purchase     -----------------------------------------
      Payment Made         $500,001 to $1 million    Over $1 million
-------------------------  -----------------------   ---------------
First....................             3.0%                  2.0%
Second...................             2.0%                  1.0%
Third....................             1.0%                  0%
Fourth and thereafter....             0%                    0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

Automatic Reinvestment of Dividends and/or Distributions

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a series. An investor may direct the Transfer Agent in writing by the first business day of the month to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at net asset value (without a sales charge) by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. The investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

Exchange Privilege

    Each series makes available to its shareholders the privilege of exchanging their shares of a series for shares of other series of the Fund and certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

    It is contemplated that the Exchange Privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    Class A. Shareholders of the Fund may exchange their Class A shares for Class A shares of other series of the Fund or certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange
Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.


    The  following  money  market  funds participate  in  the  Class  A Exchange
Privilege:

       Prudential California Municipal Fund
        (California Money Market Series)

       Prudential Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)

       Prudential Municipal Series Fund
        (Connecticut Money Market Series)
        (Massachusetts Money Market Series)
        (New Jersey Money Market Series)
        (New York Money Market Series)

       Prudential MoneyMart Assets

       Prudential Tax-Free Money Fund

    Class B and Class C. Shareholders of each series may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of other series of the Fund or certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the

CDSC holding period, exchanges are deemed to have been made on the last day of the month.Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C Exchange Privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a series, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C Exchange Privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

Dollar Cost Averaging (not applicable to the money market series)

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


                    Period of
               Monthly Investments:                  $100,000     $150,000     $200,000     $250,000
--------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................   $     110    $     165    $     220    $     275
20 Years..........................................         176          264          352          440
15 Years..........................................         296          444          592          740
10 Years..........................................         555          833        1,110        1,338
 5 Years..........................................       1,371        2,057        2,742        3,428

See "Automatic Savings Accumulation Plan."
------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

Automatic Savings Accumulation Plan (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of a series monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the series. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

Systematic Withdrawal Plan

    A withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus of each applicable series.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account--Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan.

How to Redeem Shares of the Money Market Series

    Redemption orders submitted to and received by Prudential Mutual Fund Services, Inc. (PMFS) will be effected at the net asset value next determined after receipt of the order. Shareholders of the Connecticut Money Market Series, the Massachusetts Money Market Series, the New Jersey Money Market Series and the New York Money Market Series (other than Prudential Securities clients for whom Prudential Securities has purchased shares of such Series) may use Check Redemption, Expedited Redemption or Regular Redemption.

  CHECK REDEMPTION

    Shareholders are subject to the Custodian's rules and regulations governing checking accounts, including the right of the Custodian not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

    Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. Also, shares purchased by check are not available to cover checks until 10 days after receipt of the purchase check by PMFS unless the Fund or PMFS has been advised that the purchase check has been honored. Such delay may be avoided by purchasing shares by certified or official bank checks or by wire. If insufficient shares are in the account, or if the purchase was made by check within 10 days, the check is returned marked "insufficient funds." Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account. Checks in an amount less than $500 will not be honored.

    There is a service charge of $5.00 payable to PMFS to establish a checking account and to order checks. The Custodian and the Fund have reserved the right to modify this checking account privilege or to impose a charge for each check presented for payment for any individual account or for all accounts in the future.

    The Fund or PMFS may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services, Inc., Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  EXPEDITED REDEMPTION

    To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time. Requests by letter should be addressed to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.

    In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption Authorization Form and submit it to PMFS at the address set forth above. Requests to change a bank or account must be signed by each shareholder and each signature must be guaranteed by: (a) a commercial bank which is a member of the Federal Deposit Insurance Corporation; (b) a trust company; or (c) a member firm of a domestic securities exchange. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm, and "Signature Guaranteed" should appear with the signature. Signature guarantees by savings banks, savings and loan associations and notaries will not be accepted. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

    To receive further information, investors should contact PMFS at (800) 225-1852.

  REGULAR REDEMPTION

    Shareholders may redeem their shares by sending to PMFS, at the address set forth above, a written request, accompanied by duly endorsed share certificates, if issued. If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential District or Ordinary offices. The Fund may change the signature guarantee requirements from time to time on notice to shareholders, which may be given by means of a new Prospectus. All correspondence concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010. Regular redemption is made by check sent to the shareholder's address.


Mutual Fund Programs



    From time to time, the Fund (or a portfolio of the Fund) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.



    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE

    The net asset value per share of a series is the net worth of such series (assets including securities at value minus liabilities) divided by the number of shares of such series outstanding. Net asset value is calculated separately for each class. The Fund will compute the net asset value of each such series (except the money market series) once daily at 4:15 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the series have been received or on days on which changes in the value of the series' portfolio securities do not affect net asset value. The Fund will compute the net asset value of the money market series at 4:30 P.M., New York time, on days the New York Stock Exchange is open for trading, except on days on which no orders to purchase, sell or redeem shares of the money market series have been received or on days on which changes in the value of the money market series' portfolio securities do not affect net asset value. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time (with respect to shares of the non-money market series of the Fund) and between such closing and 4:30 P.M., New York time (with respect to the money market series of the Fund).

    Portfolio securities for which market quotations are readily available are valued at their bid quotations. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Trustees. Under these procedures the Fund values municipal securities on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The Trustees believe that reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities. As a result, depending on the particular tax-exempt securities owned by the Fund, it is likely that most of the valuations for such securities will be based upon fair value determined under the foregoing procedures. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original term to maturity was less than 60 days, or are valued at amortized cost on the 60th day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

    The money market series use the amortized cost method to determine the value of their portfolio securities in accordance with regulations of the SEC. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity. The method does not take into account unrealized capital gains and losses which may result from the effect of fluctuating interest rates on the market value of the security.

    With respect to the money market series, the Trustees have determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase instruments having remaining maturities of thirteen months or less and to invest only in securities determined by the investment adviser under the supervision of the Trustees to present minimal credit risks and to be of "eligible quality" in accordance with regulations of the SEC. The Trustees have adopted procedures designed to stabilize, to the extent reasonably possible, the money market series' price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the money market series' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the money market series' net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to prospective investors or existing shareholders, the Trustees will take such corrective action as they consider necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, the withholding of dividends, redemptions of shares in kind, or the use of available market quotations to establish a net asset value per share.

                            PERFORMANCE INFORMATION

  ALL SERIES (EXCEPT THE MONEY MARKET SERIES)


    Yield. Each series may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. The yield will be computed by dividing the series' net investment income per share earned during this 30-day period by the net asset value per share on the last day of this period. The average number of shares used in determining the net investment income per share will be the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. In accordance with SEC regulations, income will be computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period, which includes management and distribution fees. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus of each series. The yield for the 30 days ended August 31, 1995 and the yield without the management subsidies and waivers were as follows:



                                Class A                       Class B                       Class C
                      ---------------------------   ---------------------------   ---------------------------
                                 Yield Subsidy/                Yield Subsidy/                Yield Subsidy/
Series                 Yield     Waiver Adjusted     Yield     Waiver Adjusted     Yield     Waiver Adjusted
--------------------  -------   -----------------   -------   -----------------   -------   -----------------
Florida.............    5.6%            4.6%          5.3%            4.3%          5.1%            4.1%
Hawaii Income.......    5.2             5.1           5.0             4.9           4.7             4.6
Maryland............    3.7             3.7           3.5             3.4           3.2             3.1
Massachusetts.......    4.6             4.6           4.4             4.3           4.1             4.1
Michigan............    4.7             4.6           4.4             4.4           4.2             4.1
New Jersey..........    5.0             4.9           4.8             4.6           4.5             4.4
New York............    4.8             4.8           4.6             4.5           4.3             4.3
North Carolina......    4.7             4.6           4.4             4.4           4.2             4.1
Ohio................    4.6             4.5           4.3             4.3           4.1             4.0
Pennsylvania........    4.8             4.7           4.5             4.5           4.3             4.2



    The series' yield is computed according to the following formula:


                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where:  a  =  dividends and interest earned during the period.
        b  =  expenses accrued for the period (net of reimbursements).
        c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

    Each series may also calculate the tax equivalent yield over a 30-day period. The tax equivalent yield will be determined by first computing the yield as discussed above. The series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. For the 30 days ended August 31, 1995, the tax equivalent yield (assuming a federal tax rate of 36%) and the tax equivalent yield without the management subsidies and waivers were as follows:



                              Class A                               Class B                               Class C
                -----------------------------------   -----------------------------------   -----------------------------------
                                    Tax Equivalent                        Tax Equivalent                        Tax Equivalent
                 Tax Equivalent     Yield Subsidy/     Tax Equivalent     Yield Subsidy/     Tax Equivalent     Yield Subsidy/
Series               Yield         Waiver Adjusted         Yield         Waiver Adjusted         Yield         Waiver Adjusted
--------------  ----------------   ----------------   ----------------   ----------------   ----------------   ----------------
Florida.......          8.7%               7.1%               8.3%               6.7%                 7.9%             6.4%
Hawaii
 Income.......          9.0                8.9                8.6                8.5                  8.2              8.0
Maryland......          6.2                6.1                5.7                5.7                  5.3              5.2
Massachusetts...         8.2               8.1                7.7                7.7                  7.3              7.2
Michigan......          7.6                7.5                7.2                7.1                  6.8              6.7
New Jersey....          8.4                8.1                8.0                7.7                  7.6              7.3
New York......          8.2                8.1                7.8                7.7                  7.3              7.3
North
 Carolina.....          7.9                7.8                7.5                7.4                  7.1              7.0
Ohio..........          7.7                7.7                7.3                7.2                  6.9              6.8
Pennsylvania...         7.7                7.6                7.3                7.2                  6.9              6.8


    Average Annual Total Return. Each series of the Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where:  P = a hypothetical initial payment of $1000.
        T = average annual total return.
        n = number of years.
        ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    The average annual total return and subsidy/waiver adjusted average annual total return for the currently existing series (other than the money market series) for the periods ended August 31, 1995 were as follows:


                                                                                                 Class B
                                                                                 ---------------------------------------
                                            Class A                                                               Subsidy/Waiver
                 -------------------------------------------------------------                                    Adjusted
                                                        Subsidy/Waiver                                            ------
                                                           Adjusted                                     Ten
                                                 -----------------------------                         Years
                  One      Five       From        One      Five       From        One      Five       or From      One
Series            Year    Years     Inception     Year    Years     Inception     Year     Years     Inception     Year
---------------  ------   ------   -----------   ------   ------   -----------   ------   -------   -----------   ------
Florida........    4.6%      N/A          7.5%     4.2%      N/A          7.0%     2.4%       N/A          3.1%     2.0%
Hawaii Income..     N/A      N/A          6.1       N/A      N/A          4.6       N/A       N/A          4.0       N/A
Maryland.......    3.1      6.8%          6.3      3.1      6.8%          6.3      0.9       6.9%          7.2      0.9
Massachusetts...   5.1      7.9           7.3      5.1      7.9           7.3      2.9       8.0           8.1      2.9
Michigan.......    4.0      7.5           7.0      4.0      7.5           7.0      1.6       7.6           8.6      1.6
New Jersey.....    4.3      7.8           7.5      4.0      7.6           7.2      2.1       7.9           8.0      1.8
New York.......    4.5      7.9           7.4      4.5      7.9           7.4      2.3       8.0           8.6      2.3
North
 Carolina......    3.7      7.1           6.7      3.7      7.1           6.7      1.4       7.2           7.6      1.4
Ohio...........    4.4      7.7           7.3      4.4      7.7           7.3      2.2       7.8           8.3      2.2
Pennsylvania...    4.1      7.8           7.2      4.1      7.8           7.1      2.0       7.8           7.0      2.0


                                                               Class C
                                           -----------------------------------------------
                                                                           Subsidy/
                                                                            Waiver
                                Ten                                        Adjusted
                               Years                                ----------------------
                   Five       or From       One         From         One         From
Series            Years      Inception      Year      Inception      Year      Inception
---------------  --------   ------------   ------   -------------   ------   -------------
Florida........       N/A           1.0%     6.1%            3.7%     5.7%            3.5%
Hawaii Income..       N/A           2.5       N/A            7.8       N/A            6.2%
Maryland.......      6.9%           7.1      4.6             5.3      4.6             5.3%
Massachusetts..      8.0            8.0      6.6             6.9      6.6             6.9%
Michigan.......      7.6            8.6      5.3             5.9      5.3             5.9%
New Jersey.....      7.6            7.8      5.9             6.5      5.7             6.3%
New York.......      8.0            8.6      6.0             6.5      6.0             6.5%
North
 Carolina......      7.2            7.5      5.1             5.7      5.1             5.7%
Ohio...........      7.8            8.3      5.9             6.5      5.9             6.5%
Pennsylvania...      7.8            7.0      5.7             6.3      5.7             6.3%


    Aggregate Total Return. Each series of the Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus of each applicable series.

    Aggregate total return represents the cumulative change in the value of an investment in a series of the Fund and is computed according to the following formula:

                                     ERV-P
                                     ------
                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    The aggregate total return for each series for the one year, five year and ten year (or since inception) periods ended August 31, 1995 for the Class A, Class B and Class C shares of each currently existing series were as follows:


                                                                                    Class B
                                                                   ------------------------------------------
                                       Class A                                                                       Class C
                      ------------------------------------------                                                -----------------
                                                                        Aggregate Total
                           Aggregate Total                                  Return                               Aggregate Total
                               Return                              -------------------------                         Return
                      -------------------------                                    10 yr. or                    -----------------
                                        Since                                        Since                                Since
Series                1 yr.   5 yr.   Inception   Inception Date   1 yr.   5 yr.   Inception   Inception Date   1 yr.   Inception
--------------------  -----   -----   ---------   --------------   -----   -----   ---------   --------------   -----   ---------
Florida.............    7.9%    N/A     44.8%           12/27/90     7.4%    N/A        7.3 %         8/1/94      7.1%       7.8%
Hawaii Income.......    N/A     N/A      9.4             9/19/94     N/A     N/A      9.0         9/19/94         N/A      8.8
Maryland............    6.3    43.0%    45.4             1/22/90     5.9    40.3    108.3         1/22/85         5.6      5.7
Massachusetts.......    8.3    50.9     53.0             1/22/90     7.9    47.7    135.0         9/19/84         7.6      7.5
Michigan............    7.2    48.1     50.8             1/22/90     6.6    45.0    147.4         9/19/84         6.3      6.4
New Jersey..........    7.6    50.3     54.4             1/22/90     7.1    47.4     78.2          3/1/88         6.9      7.0
New York............    7.7    51.0     54.1             1/22/90     7.3    48.0    145.6         9/27/84         7.0      7.1
North Carolina......    6.9    45.1     48.1             1/22/90     6.4    42.2    116.9         2/13/85         6.2      6.2
Ohio................    7.6    49.0     52.9             1/22/90     7.2    46.2    139.6         9/19/84         6.9      7.1
Pennsylvania........    7.4    49.0     51.9             1/22/90     6.9    46.8     76.7          3/6/87         6.7      6.8


Series                Inception Date
--------------------  --------------
Florida.............         8/1/94
Hawaii Income.......     9/19/94
Maryland............      8/1/94
Massachusetts.......      8/1/94
Michigan............      8/1/94
New Jersey..........      8/1/94
New York............      8/1/94
North Carolina......      8/1/94
Ohio................      8/1/94
Pennsylvania........      8/1/94


  THE CONNECTICUT MONEY MARKET SERIES, THE MASSACHUSETTS MONEY MARKET SERIES, THE NEW JERSEY MONEY MARKET SERIES AND THE NEW YORK MONEY MARKET SERIES

    The money market series will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the money market series' portfolio and its operating expenses. The money market series may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


    The money market series may also calculate the tax equivalent yield over a 7-day period. The tax equivalent yield will be determined by first computing the current yield as discussed above. The Series will then determine what portion of that yield is attributable to securities, the income on which is exempt for federal income tax purposes. This portion of the yield will then be divided by one minus the state tax rate times one minus the federal tax rate and then added to the portion of the yield that is attributable to other securities. The Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series' 7-day tax equivalent yield (assuming a federal tax rate of 36%) as of August 31, 1995 was 5.5%, 5.9%, 5.2% and 5.1%, respectively.

    Comparative performance information may be used from time to time in advertising or marketing the money market series' shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report or other industry publications.

    The money market series' yield fluctuates, and an annualized yield quotation is not a representation by the money market series as to what an investment in the money market series will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the money market series is held, but also on any realized or unrealized gains and losses and changes in the money market series' expenses.

    From time to time, the performance of the series may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 A Look At Performance Over the Long-Term
(1926-1992)
                                               Common Stocks      Long-Term Government Bonds  Inflation
Average Annual Return                                  10.3%                            4.8%       3.1%

    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                       DISTRIBUTIONS AND TAX INFORMATION

Distributions

    All of the Fund's net investment income is declared as a dividend each business day. Shares will begin earning dividends on the day following the date on which the shares are issued, the date of issuance customarily being the "settlement" date. Shares continue to earn dividends until they are redeemed. Unless the shareholder elects (by notice to the Dividend Disbursing Agent by the first business day of the month) to receive monthly cash payments of dividends, such dividends will be automatically received in additional series shares monthly at net asset value on the payable date. In the event an investor redeems all the shares in his or her account at any time during the month, all dividends declared to the date of redemption will be paid to him or her at the time of the redemption. The Fund's net investment income on weekends, holidays and other days on which the Fund is closed for business will be declared as a dividend on shares outstanding on the close of the last business day on which the Fund was open for business. Accordingly, a shareholder who redeems his or her shares effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday earns a dividend which reflects the income earned by the Fund on the following Saturday and Sunday. On the other hand, an investor whose purchase order is effective as of 4:15 P.M. (4:30 P.M. for the money market series), New York time, on a Friday does not begin earning dividends until the following business day. Net investment income consists of interest income accrued on portfolio securities less all expenses, calculated daily.

    Net realized capital gains, if any, will be distributed annually and, unless the shareholder elects to receive them in cash, will be automatically received in additional shares of a series.

    The per share dividends on Class B shares and Class C shares of a series will be lower than the per share dividends on Class A shares of the series as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    Annually, the Fund will mail to shareholders information regarding the tax status of dividends and distributions made by the Fund in the calendar year. The Fund intends to report the proportion of all distributions that were tax-exempt for that calendar year. The percentage of income designated as tax-exempt for the calendar year may be substantially different from the percentage of the Fund's income that was tax-exempt for a particular period.

Federal Taxation

    Under the Internal Revenue Code, each series of the Fund is required to be treated as a separate entity for federal income tax purposes.

    Each series of the Fund has elected to qualify and intends to remain qualified to be treated as a regulated investment company under the requirements of Subchapter M of the Internal Revenue Code for each taxable year. If so qualified, each series will not be subject to federal income taxes on any net investment income and capital gains, if any, realized during the taxable year which are distributed to shareholders, provided that it distributes at least 90% of its net investment income and short-term capital gains and 90% of any excess of its tax-exempt interest over certain disallowed deductions during the taxable year. In addition, each series intends to make distributions in accordance with the provisions of the Internal Revenue Code so as to avoid the 4% excise tax on certain amounts remaining undistributed at the end of each calendar year. In order to qualify as a regulated investment company, each series of the Fund must, among other things, (a) derive at least 90% of its gross income (without offset for losses) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; (b) derive less than 30% of its gross income (without offset for losses) from the sale or other disposition of stock, securities or futures contracts or options thereon held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% or more of the market value of the assets of the series is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the assets of the series and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the series is invested in the securities of any one issuer (other than U.S. Government securities).

    Gain or loss realized by a series from the sale of securities generally will be treated as capital gain or loss; however, gain from the sale of certain securities (including municipal obligations) will be treated as ordinary income to the extent of any "market discount". Market discount generally is the difference, if any, between the price paid by the series for the security and the principal amount of the security (or, in the case of a security issued at an original issue discount, the revised issue price of the security). The market discount rule does not apply to any security that was acquired by a series at its original issue.

    The purchase of a put option may be subject to the short sale rules or straddle rules (including the modified short sale rule) for federal income tax purposes. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such put option (or any other Section 1256 contract under the Internal Revenue Code) will be treated as 60% long-term and 40% short-term capital gain or loss. On the last trading day of the fiscal year of a series, all outstanding put options as well as certain futures contracts will be treated as if such positions were closed out at their closing price on such day, with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. In addition, positions held by a series which consist of at least one debt security and at least one put option which substantially reduces the risk of loss of the series with respect to that debt security constitute a "mixed straddle" which is governed by certain provisions of the Internal Revenue Code that may cause deferral of losses, adjustments in the holding periods of debt securities and conversion of short-term capital losses into long-term capital losses. Each series may consider making certain tax elections applicable to mixed straddles.

    Each series' hedging activities may be affected by the requirement under the Internal Revenue Code that less than 30% of a series' income be derived from the sale or other disposition of securities, futures contracts, options and other instruments held for less than three months. From time to time, this requirement may cause a series to limit its acquisitions of futures contracts to those that will not expire for at least three months. At the present time, there is only a limited market for futures contracts on the municipal bond index that will not expire within three months. Therefore, to meet the 30%/3 month requirement, a series may choose to use futures contracts based on fixed-income securities that will not expire within three months.


    Since  each series is  treated as a  separate entity for  federal income tax purposes, the determination of the amount of net capital gains, the identification of those gains as long-term or short-term and the determination of the amount of income dividends of a particular series will be based on the purchases and sales of securities and the income received and expenses incurred in that series. Net capital gains of a series which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the series.



    For the year ended August 31, 1995, the following series had capital loss carryforwards for federal tax purposes as follows:



                                                                      Capital Loss
Series                                                                Carryforward    Expires
--------------------------------------------------------------------  -------------  ---------
Florida.............................................................   $ 2,726,000     2003
New Jersey..........................................................   $ 1,683,700     2003
New York............................................................   $    15,700     1999
                                                                       $ 1,026,100     2003
Pennsylvania........................................................   $ 1,452,100     2003


    If any net long-term capital gains in excess of net short-term capital losses are retained by a series for investment, requiring federal income taxes to be paid thereon by the series, the series will elect to treat such capital gains as having been distributed to shareholders. As a result, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportionate share of the federal income taxes paid by the series on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their shares in such series by the differences between their PRO RATA share of such gains and their tax credit.


    Subchapter M permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt for federal income tax purposes. Distributions to shareholders of tax-exempt interest earned by any series of the Fund for the taxable year are not subject to federal income tax (except for possible application of the alternative minimum tax). Interest from certain private activity and other bonds is treated as an item of tax preference for purposes of the 28% alternative minimum tax on individuals and the 20% alternative minimum tax on corporations. To the extent interest on such bonds is distributed to shareholders of any series of the Fund, shareholders will be subject to the alternative minimum tax on such distributions. Moreover, exempt-interest dividends, whether or not on private activity bonds, that are held by corporations will be taken into account (i) in determining the alternative minimum tax imposed on 75% of the excess of adjusted current earnings over alternative minimum taxable income, (ii) in calculating the environmental tax equal to 0.12 percent of a corporation's modified alternative minimum taxable income in excess of $2 million, and (iii) in determining the foreign branch profits tax imposed on the effectively connected earnings and profits (with adjustments) of United States branches of foreign corporations

    Distributions of taxable net investment income and of the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. None of the income distributions of the Fund will be eligible for the deduction for dividends received by corporations.

    Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the series have been held by such shareholders. Such distributions are not eligible for the dividends received deduction. Distributions of long-term capital gains of the series are includable in income and may also be subject to the alternative minimum tax.

    Any short-term capital loss realized upon redemption of shares within six months (or such shorter period as may be established by Treasury regulations) from the date of purchase of such shares and following receipt of an exempt-interest dividend will be disallowed to the extent of such tax-exempt dividend. Any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution and to the extent not disallowed under the preceding sentence.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered to be used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

    Persons holding certain municipal obligations who also are "substantial users" (or persons related thereto) of facilities financed by such obligations may not exclude interest on such obligations from their gross income. No investigation as to the users of the facilities financed by bonds in the portfolios of the Fund's series has been made by the Fund. Potential investors should consult their tax advisers with respect to this matter before purchasing shares of the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain state and municipal obligations. It can be expected that similar proposals may be introduced in the future. Such proposals, if enacted, may further limit the availability of state or municipal obligations for investment by the Fund and the value of portfolio securities held by the series may be adversely affected. In such case, each series of the Fund would reevaluate its investment objective and policies.

    All distributions of taxable net investment income and net realized capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the applicable series of the Fund on the reinvestment date. Distributions of tax-exempt interest must also be reported. Under federal income tax law, each series of the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of such series, except in the case of certain exempt shareholders. Under the backup withholding provisions of the Internal Revenue Code, all proceeds from the redemption or exchange of shares are subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the appropriate series of the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. Such withholding is also required on taxable dividends and capital gains distributions unless it is reasonably expected that at least 95% of the distributions of the series are comprised of tax-exempt interest. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

State Taxation

    The following discussion assumes that each series of the Fund qualified for each taxable year as a regulated investment company for federal tax purposes.


    CONNECTICUT. Distributions from the Connecticut Money Market Series (the Connecticut Series) to individual shareholders of the Connecticut Series resident in Connecticut and Connecticut resident trusts and estates are not subject to taxation pursuant to the Connecticut Personal Income Tax to the extent that such distributions constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Connecticut Series as interest from obligations of the State of Connecticut or its political subdivisions (Connecticut Municipal Obligations) or on obligations the interest on which is exempt from state taxation under the laws of the United States (including obligations issued by Puerto Rico, the Virgin Islands and Guam). It is likely that capital gain dividends derived from the sale of Connecticut Municipal Obligations also are not subject to the Connecticut Personal Income Tax. Other distributions to individual shareholders resident in Connecticut and to resident trusts and estates from the Connecticut Series, including capital gains dividends derived from sales of obligations other than Connecticut Municipal Obligations, exempt-interest dividends derived from sources other than Connecticut Obligations, and distributions that are taxable as dividends for federal income tax purposes are not exempt from the Connecticut Personal Income Tax. Individual shareholders and estates and trusts subject to alternative minimum tax for federal tax purposes may also be subject to alternative minimum tax for Connecticut Tax purposes. Exempt interest-dividends other than those derived from Connecticut Obligations and any loss from the sale or exchange of Connecticut Obligations will be added to the alternative minimum tax base, while exempt dividends paid by a regulated investment company, exempt interest-dividends derived from interest payments on Connecticut Obligations and capital gain dividends derived from the sale of Connecticut obligations are subtracted from the alternative minimum tax base for Connecticut Tax purposes.


    Distributions that constitute exempt-interest dividends under section 852(b)(5) of the Internal Revenue Code from the Connecticut Series to corporate shareholders (other than shareholders that are S Corporations) that are apportioned to Connecticut are subject to taxation pursuant to the Connecticut Corporation Business Tax, whether or not derived from Connecticut Municipal Obligations. Distributions to corporate shareholders (other than shareholders that are S Corporations) from the Connecticut Series that constitute capital gains for federal income tax purposes are also subject to taxation pursuant to the Connecticut Corporation Business Tax. Thirty percent of distributions to corporate shareholders (other than shareholders that are S Corporations) that are taxable as dividends for federal income tax purposes generally is subject to taxation pursuant to the Corporation Business Tax and the remaining seventy percent is not.

    Distributions to shareholders of the Connecticut Series that are S Corporations that constitute either exempt-interest dividends, whether or not derived from Connecticut Municipal Obligations, capital gain dividends or taxable dividends for federal income tax purposes which are required to be separately taken into account by shareholders of S Corporations for federal income tax purposes are not subject to taxation pursuant to the Connecticut Corporation Business Tax. For purposes of the Connecticut Personal Income Tax, Connecticut resident individual, trust and estate shareholders of S Corporations are taxed on their PRO RATA share of such separately stated items in the same manner and to the same extent as if received by them directly from the Connecticut Series.

    Shares of the Connecticut Series will not be subject to the personal property tax in the State of Connecticut.

    Shareholders of the Connecticut Series should consult their tax advisers about other state and local tax consequences of their investment in the Connecticut Series including the tax consequences of ceasing to be a resident of Connecticut.

    FLORIDA.   Florida does  not  impose an  income  tax on  individuals.  Thus, individual shareholders of the Florida Series will not be subject to any Florida state or local income taxes on distributions received from the Florida Series.

    Florida does impose a State income tax on the income of corporations, limited liability companies and certain trusts (excluding probate and testamentary trusts) that is allocated or apportioned to Florida. For those shareholders, in determining income subject to Florida corporate income tax, Florida generally "piggy-backs" federal taxable income concepts, subject to adjustments that are applicable to all corporations and some adjustments that are applicable to certain classes of corporations. In regard to the Florida Series, the most significant adjustment is for interest income from state and local bonds that is exempt from tax under Section 103 of the Internal Revenue Code. Provided that the Florida Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is exempt from tax under Section 103, the corporate shareholders of the Series may incur Section 103 interest income from Florida Series distributions. While
Section 103 interest income is generally excluded from taxable income for federal income tax purposes, it is added back to taxable income for Florida corporate income tax purposes (only 40% of such income is added back for corporate taxpayers subject to Florida alternative minimum tax). Consequently, the portion of the Section 103 interest income (or 40% of that amount for corporate taxpayers subject to the Florida alternative minimum tax) allocated or apportioned to Florida of a corporate Florida Series shareholder arising from Florida Series distributions is subject to Florida corporate income taxes. Other distributions from the Florida Series to corporate shareholders, to the extent allocated or apportioned to Florida, may also be subject to Florida income tax.

    Provided that on and throughout January 1 of a given year the portfolio of assets of the Florida Series will be comprised exclusively of notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts, the United States Government and its agencies, Puerto Rico, Guam and the Virgin Islands, and other investments exempt from Florida intangible personal property tax, in the opinion of Florida counsel shares of the Florida Series will not be subject to Florida intangible personal property taxes for that year. The Florida Series has obtained a technical assistance advisement from the Florida Department of Revenue which confirms this consequence. If the Florida Series holds any other type of asset on that date, then the entire value of the Florida Series shares (except for that portion of the value attributable to U.S. government obligations) will be subject to the intangible personal property tax.


    Shareholders of the Florida Series should consult their tax advisers about other state and local tax consequences of their investments in the Florida Series.



    HAWAII. In the opinion of Hawaii tax counsel, distributions from the Hawaii Series to Hawaii residents will not be subject to Hawaii income tax to the extent that such distributions constitute exempt interest dividends under
Section 852(b)(5) of the Internal Revenue Code and are derived from income received by the Series from obligations which pay interest excludable from Hawaii income tax under Hawaii law. Other distributions, including capital gains distributions, exempt interest dividends derived from obligations of states other than Hawaii and their political subdivisions, and distributions that are taxable as dividends for federal income tax purposes are not exempt from Hawaii income tax.


    Distributions from the Hawaii Series are not exempt from the Hawaii Franchise Tax. This tax applies to banks, building and loan associations, financial services loan companies, financial corporations, and small business investment companies.

    Persons or entities who are not Hawaii residents should generally not be subject to Hawaiian income taxation on dividends and distributions made by the Series but may be subject to other state and local taxes.

    MARYLAND. In the opinion of Maryland tax counsel, individual shareholders of the Maryland Series resident in Maryland, corporate shareholders (other than financial institutions such as banks) of the Maryland Series and shareholders of the Maryland Series that are trusts or estates will not be subject to Maryland State or local income taxes on distributions received from the Maryland Series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Maryland Series qualifies as a regulated investment company and complies with the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code. Up to 50 percent of dividends attributable to exempt-interest income received by the Maryland Series from obligations that are "specified private activity bonds" within the meaning of Section 57(a)(5)(C) of the Internal Revenue Code could be subject to Maryland individual income tax.


    In addition, distributions received from the Maryland Series which are attributable to (i) gains realized on the sale or exchange of bonds issued by the State of Maryland or its political subdivisions and (ii) interest received by the Maryland Series on U.S. Government obligations will not be subject to Maryland State and local income taxes. Other distributions from the Maryland Series will generally not be exempt from Maryland State and local income taxes.



    Entities subject to the Maryland financial institution franchise tax will generally be subject to tax on all distributions from the Maryland Series.


    Shares of the Maryland Series will not be subject to the Maryland personal property tax.

    Shareholders of the Maryland Series should consult their tax advisers about other state and local tax consequences of their investments in the Maryland Series.

    MASSACHUSETTS. In the opinion of Massachusetts tax counsel, if the Massachusetts Series and the Massachusetts Money Market Series each qualify as regulated investment companies, (1) individual and other noncorporate shareholders of each Series resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from such Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth of Massachusetts and its political subdivisions and instrumentalities provided that such Series complies with the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes under
Section 103(a) of the Internal Revenue Code; (2) such shareholders will not be subject to Massachusetts personal income tax on distributions received from either of such Series to the extent such distributions are attributable to interest on obligations issued by the Governments of Puerto Rico, the Virgin Islands or Guam; and (3) such shareholders will not be subject to Massachusetts personal income tax on capital gain dividends received from either of such Series to the extent such capital gain dividends are attributable to long-term capital gains realized on the sale or exchange of Massachusetts obligations issued pursuant to legislation which specifically exempts capital gains from the disposition of such obligations from Massachusetts personal income tax; in each case subject to the requirement that such Series notify its shareholders in writing within sixty days following the close of its taxable year of the portion of any distribution qualifying for any such exemption.

    Other distributions from the Massachusetts Series and the Massachusetts Money Market Series will generally not be exempt from Massachusetts personal income tax.

    Massachusetts Series and the Massachusetts Money Market Series distributions will not be excluded from net income of corporations and shares of the Massachusetts Series and the Massachusetts Money Market Series will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations.

    Shares of the Massachusetts Series and the Massachusetts Money Market Series will not be subject to Massachusetts local property taxes.

    Shareholders of the Massachusetts Series and the Massachusetts Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in the Massachusetts Series and the Massachusetts Money Market Series.

    MICHIGAN. Individual shareholders of the Michigan Series residing in Michigan will not be subject to Michigan personal income tax or personal income taxes imposed by cities in Michigan, and corporate shareholders will not be subject to the Michigan single business tax, on distributions received from the Michigan Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of Michigan or any municipality, political subdivision or governmental agency or instrumentality thereof or on obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the Michigan Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the Michigan Series, including those related to long-term and short-term capital gains, will generally not be exempt from the Michigan personal income tax or single business tax.

    Income from the Michigan Series, to the extent attributable to interest on obligations issued by Michigan or its political subdivisions, will be excluded for purposes of determining yield under the Michigan intangibles tax.

    The Fund has obtained rulings from the Michigan Department of Treasury which confirm these state tax consequences for Michigan resident individuals and corporations. Shareholders of the Michigan Series should consult their tax advisers about other state and local tax consequences of their investments in the Michigan Series.


    NEW JERSEY. In the opinion of New Jersey tax counsel, individual shareholders of the New Jersey Series and the New Jersey Money Market Series resident in New Jersey and shareholders of the New Jersey Series and the New Jersey Money Market Series that are trusts or estates will not be subject to New Jersey income tax on distributions received from either series to the extent that such distributions are attributable to interest on tax-exempt obligations of the State of New Jersey or its political subdivisions and authorities, or obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam, provided that the relevant Series complies with the requirement of the New Jersey Gross Income Tax Act that (1) 80% of the aggregate principal amount of all its investments (excluding cash, cash items and receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto that are related to such series' business of investing in securities (Related Financial Instruments)) are invested in obligations issued by the State of New Jersey or any of its agencies or political subdivisions, or other obligations exempt from state or local taxation under the laws of New Jersey and the United States and (2) it has no investments other than interest bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and Related Financial Instruments.


    Distributions received by shareholders who are resident individuals, trusts or estates from the New Jersey Series and the New Jersey Money Market Series which are attributable to gains realized on the sale or exchange of bonds issued by the State of New Jersey or its political subdivisions are exempt from New Jersey income tax. Other distributions from the New Jersey Series and the New Jersey Money Market Series, including those related to long-term and short-term capital gains from other bonds, will generally not be exempt from New Jersey income tax.

    Shareholders of the New Jersey Series and the New Jersey Money Market Series should consult their tax advisers about other state and local tax consequences of their investments in these Series.

    NEW YORK. The New York State franchise tax law and the New York City general corporation tax law have special provisions governing the taxation of regulated investment companies which elect to be treated and qualify as such under Subchapter M of the Internal Revenue Code. Assuming that (1) the New York Series and the New York Money Market Series (the Series) each are treated as a separate entity for federal income and New York purposes, (2) each such Series qualifies as a regulated investment company and distributes all of its investment income and short-term and long-term capital gains so as to have no federal income tax liability, and (3) all of the assets of each Series consist of New York Obligations (as described below), other governmental obligations, cash or certain cash equivalents, in the opinion of New York tax counsel, each Series will be exempt from the New York State franchise tax and the New York City general corporation tax, except for nominal taxes of $325 (increased by the applicable New York State surcharge) and $300, respectively. However, capital gains retained by a Series could be subject to New York State or City tax, and shareholders of such Series who are State or City residents will receive no State or City income tax credit for taxes paid by such Series.

    Individual shareholders of the New York Series, the New York Money Market Series and the New York Income Series resident in New York State will not be subject to State income tax on distributions received from either Series to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam (New York Obligations), provided that the relevant Series qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for City income tax purposes.

    Other distributions from the New York Series, the New York Money Market Series and the New York Income Series, including those related to long-term and short-term capital gains, will generally not be exempt from State or City income tax.

    Distributions from these Series will not be excluded from net income and shares of these Series will not be excluded from investment capital in determining State or City franchise and corporation taxes for corporate shareholders.

    Shares of these Series will not be subject to any State or City property tax.

    The Fund has obtained the opinion of its New York tax counsel to confirm these State and City tax consequences for the New York Series and the New York Money Market Series and for New York resident individuals and corporations who are shareholders of the New York Series and the New York Money Market Series. The Fund anticipates receiving an opinion of its New York tax counsel to confirm these State and City tax consequences for the New York Income Series and for New York residents who are shareholders of that series when such series is offered. Shareholders of the New York Series, the New York Money Market Series and the New York Income Series should consult their advisers about other state and local tax consequences of their investments in these Series.

    NORTH CAROLINA. In the opinion of North Carolina tax counsel, individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the North Carolina Series to the extent such distributions are either (i) exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; or Guam, Puerto Rico or the Virgin Islands including the governments thereof and their agencies, instrumentalities and authorities or (ii) attributable to interest on direct obligations of the United States. These North Carolina income tax exemptions will be available only if the North Carolina Series complies with the requirement of the Internal Revenue Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Internal Revenue Code.

    Other distributions from the North Carolina Series (except distributions of capital gains attributable to the sale by the North Carolina Series of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax.


    Shares of the North Carolina Series will not be subject to an intangibles tax in North Carolina.

    The Series has obtained a ruling signed by the Director of and an Information Release issued by the Individual Income Tax Division of the North Carolina Department of Revenue which form the basis of the opinion of North Carolina tax counsel regarding the North Carolina income tax consequences of investments in the North Carolina Series for individuals, trusts and estates. The general practice in North Carolina is for taxpayers to rely on rulings signed by a Division Director and Information Releases issued by a Division.


    Shareholders of the North Carolina Series should consult their tax advisers about other state and local tax consequences of their investments in the North Carolina Series.


    OHIO. In the opinion of Ohio tax counsel, distributions with respect to shares of the Ohio Series ("Distributions") that are properly attributable to interest on, or profit made on the sale, exchange, or other disposition of, Ohio Obligations are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, provided that the Ohio Series continues to qualify as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations, or similar obligations of other states or their subdivisions (but not including, for this purpose, obligations of United States territories or possessions). For purposes of this discussion of Ohio taxes, (i) "Ohio Obligations" means obligations issued by or on behalf of the State of Ohio, political subdivisions thereof and agencies and instrumentalities of the State or its political subdivisions and (ii) it is assumed that the regulated investment company and 50% requirements described above are satisfied.


    Distributions are excluded from the net income base of the Ohio corporation franchise tax to the extent that such Distributions are either excluded from gross income for federal income tax purposes or are properly attributable to interest on, or profit made on the sale, exchange or other disposition of, Ohio Obligations. However, shares of the Ohio Series will be includable in the computation of net worth for purposes of such tax.

    Distributions that are properly attributable to interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (including the obligations of the Governments of Puerto Rico, the Virgin Islands and Guam) are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax.

    Other Distributions will generally not be exempt from Ohio income tax.

    Shareholders of the Ohio Series should consult their tax advisers about other state and local tax consequences of their investments in the Ohio Series.

    PENNSYLVANIA. Under Pennsylvania law, individual shareholders of the Pennsylvania Series who are residents of Pennsylvania will not be subject to Pennsylvania personal income tax on distributions received from the Pennsylvania Series to the extent such distributions are attributable to interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of the Governments of Puerto Rico, the Virgin Islands and Guam. Other distributions from the Pennsylvania Series will generally not be exempt from Pennsylvania personal income tax. Distributions paid by the Pennsylvania Series will also be exempt from the Philadelphia School District investment net income tax for individuals who are residents of the City of Philadelphia to the extent such distributions are derived from interest on tax-exempt obligations of the Commonwealth and its political subdivisions and authorities or of the governments of Puerto Rico, the Virgin Islands and Guam, or to the extent such distributions are designated as capital gain dividends for federal income tax purposes.


    Corporations which are subject to the Pennsylvania corporate net income tax will not be subject to tax on distributions received from the Pennsylvania Series provided that such distributions are not included in federal taxable income determined before net operating loss deductions and special deductions.


    The Pennsylvania Series will not be treated as a taxable entity and therefore will not be subject to the Pennsylvania personal income tax or corporate net income tax.


    In addition, shares of the Pennsylvania Series will not be subject to personal property taxation in Pennsylvania to the extent that the portfolio securities owned by the Pennsylvania Series on the annual assessment date would not be subject to such taxation if owned by a resident of Pennsylvania. Because the Pennsylvania

Series will invest predominantly in obligations of the Commonwealth and its political subdivisions and authorities, which obligations are not subject to personal property taxation in Pennsylvania, only a small fraction, if any, of the value of the shares of the Pennsylvania Series would be subject to such tax.

    Shareholders of the Pennsylvania Series should consult their tax advisers about other state and local tax consequences of their investments in the Pennsylvania Series.

                        ORGANIZATION AND CAPITALIZATION

    The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 18, 1984, as amended. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms relates to shareholder liability; under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable as partners for the obligations of the Fund, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not individually bound thereunder.

    Counsel for the Fund have advised the Fund that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions and with respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his, her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his, her or its duties. It also provides that all third parties shall look solely to the Fund property or the property of the appropriate series of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or of the particular series of the Fund, respectively. With the exceptions stated, the Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the Fund against all liability in connection with the affairs of the Fund.

    Other distinctions between a corporation and a Massachusetts business  trust
include   the  absence  of  a  requirement  that  business  trusts  issue  share certificates.

    The Fund and all series thereof shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by the Trustees by written notice to the shareholders.

    The authorized capital of the Fund consists of an unlimited number of shares of beneficial interest, $.01 par value, issued in separate series. Each series of the Fund, for federal income tax and Massachusetts state law purposes, will constitute a separate trust which will be governed by the provisions of the Declaration of Trust. All shares of any series of the Fund issued and outstanding will be fully paid and non-assessable by the Fund. Each share of each series represents an equal proportionate interest in that series with each other share of that series. The assets of the Fund received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors of such series, are specially allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account and are to be charged with the liabilities in respect to such series and with a share of the general liabilities of the Fund. Under no circumstances would the assets of a series be used to meet liabilities which are not otherwise properly chargeable to it. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Fund, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series or which are general or allocable to two or more series. Upon redemption of shares of a series of the Fund, the shareholder will receive proceeds solely of the assets of such series. In the event of the dissolution or liquidation of the Fund, the holders of the shares of any series are entitled to receive as a class the underlying assets of such series available for distribution to shareholders. On October 16, 1995, shareholders of the Arizona, Georgia and Minnesota Series approved a plan of reorganization whereby the assets of such series were to be acquired by Prudential National Municipals Fund, Inc. in tax-free transactions, which occurred on October 27, 1995.


    Shares of the Fund entitle their holders to one vote per share. However, on any matter submitted to a vote of the shareholders, all shares then entitled to vote will be voted by individual series, unless otherwise required by the Investment Company Act (in which case all shares will be voted in the aggregate). For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve the proposal as to those series.

    The Fund does not intend to hold annual meetings of shareholders.

    Pursuant to the Declaration of Trust, the Trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset valuation procedures) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances) with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. All consideration received by the Fund for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (subject only to the rights of creditors of such series or class) and would be subject to the liabilities related thereto. Pursuant to the Investment Company Act, shareholders of any additional series or class of shares would normally have to approve the adoption of any advisory contract relating to such series or class and of any changes in the investment policies related thereto.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to removal upon the action of two-thirds of the outstanding shares of beneficial interest) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed-- Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus of each series.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer and Dividend Disbursing Agent of the Fund. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, in addition to a new set up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication and other costs. For the fiscal year ended August 31, 1995, the Fund incurred fees for the services of PMFS in the following amounts with respect to each currently existing series:



                                                      Transfer Agency
Series                                                      Fees
----------------------------------------------------  ----------------
Connecticut Money Market............................    $     31,000
Florida.............................................          41,700
Hawaii Income.......................................           2,500
Maryland............................................          25,900
Massachusetts.......................................          24,500
Massachusetts Money Market..........................          24,000
Michigan............................................          39,000
New Jersey..........................................         110,100
New Jersey Money Market.............................          82,000
New York............................................         134,300
New York Money Market...............................         126,000
North Carolina......................................          28,400
Ohio................................................          53,100
Pennsylvania........................................         129,000


    Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                   DESCRIPTION OF TAX-EXEMPT SECURITY RATINGS

Moody's Investors Service

Bond Ratings

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Bonds rated within the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1 and Baa1.

Short-Term Ratings

    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Short-Term Debt Ratings

    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year.

    Prime-1:   Issuers rated  at  Prime-1 (or  supporting institutions)  have  a superior ability for repayment of senior short-term debt obligations.


    Prime-2: Issuers rated "Prime-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.


Standard & Poor's Ratings Group

Bond Ratings

    AAA:   Debt rated AAA has the  highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

    A:   Debt rated A has a strong  capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

Municipal Notes

    An S&P municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in 3 years or less will likely receive a municipal note rating, while notes maturing beyond 3 years will most likely receive a long-term debt rating.

    SP-1:   Very  strong capacity  to pay  principal and  interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    SP-2:  Satisfactory capacity to pay principal and interest.

Commercial Paper Ratings

    S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

    A-1:   The  A-1 designation  indicates that  the degree  of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


    A-2:   Capacity  for timely  payment on issues  with the  designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--101.0%
------------------------------------------------------------------------------------------------------------------------------
City of New Haven, Ser. 95                                       Aaa              5.00%        2/15/96   $  1,250     $ 1,252,182
Connecticut St. Economic Recovery, Ser. A                        Aa               5.40        12/15/95      2,000       2,006,947
Connecticut St. Dev. Auth., Ctrl. Rev.,
   Conco Proj. Ser. 85, F.R.W.D.                                 P1               3.50         9/07/95      1,700       1,700,000
   Jewish Cmnty. Ctr. of New Haven, Ser. 92, F.R.M.D.            A-1*             3.90         9/01/95        650         650,000
   Lt. & Pwr. Co. Proj., Ser. 93B, F.R.W.D.                      VMIG1            3.70         9/06/95      4,400       4,400,000
   Rand Whitney Container Bd., Ser. 93, F.R.W.D.                 P1               3.15         9/06/95      1,000       1,000,000
   SHW Inc. Proj., Ser. 90, F.R.W.D.                             NR               3.65         9/06/95      3,600       3,600,000
   Water Facs. Rev. Bridgeport Hydrolic
      Company Project., Ser. 95, F.R.W.D.                        P1               3.10         9/06/95      2,000       2,000,000
Connecticut St. Hlth. & Edl. Facs. Auth. Rev.,
   Bridgeport Hospital, Series B, F.R.W.D.                       VMIG1            3.35         9/06/95      1,300       1,300,000
   Charlotte-Hungerford Ser. B, F.R.W.D.                         VMIG1            3.70         9/07/95      1,200       1,200,000
   Pomfret School Issue, Series A, F.R.W.D.                      VMIG1            3.50         9/06/95      1,000       1,000,000
   Yale Univ., Ser. L, T.E.C.P.                                  VMIG1            3.50        11/09/95      1,100       1,100,000
   Yale Univ., Ser. N, T.E.C.P.                                  VMIG1            3.50        11/09/95      1,500       1,500,000
Connecticut St. Hsg. Fin. Auth., Mtg. Fin. Prog. Ser.
   93E-2, A.M.T.                                                 VMIG1            4.50        11/15/95      1,000       1,000,000
Connecticut St. Mun. Elec. Engy., Pwr. Supply
   Sys. Rev., Ser. 95A, T.E.C.P.                                 P1               3.55        12/08/95      1,600       1,600,000
Connecticut St. Spec. Assmt.,
   Unemployment Comp. Ser. 93C, A.M.T.                           VMIG1            3.90         7/01/96      2,500       2,500,000
   Unemployment Comp. Ser. 93B, F.R.W.D.                         VMIG1            3.60         9/06/95      3,500       3,500,000
Connecticut St. Spec. Tax Oblig., Trans. Infrastructure
   Rev.,
   Ser. 90I, F.R.W.D.                                            VMIG1            3.65         9/06/95      2,000       2,000,000
Davies Cnty. Solid Wst. Disp. Fac. Rev., Scott Paper Co.
   Proj., Ser. 93B, F.R.D.D.                                     VMIG1            3.70         9/01/95        700         700,000
Dist. of Columbia Rev.,
   Gen. Oblig., Rev., Ser. 92A-1, F.R.D.D.                       VMIG1            3.70         9/01/95        300         300,000
   Gen. Oblig., Rev., Ser. 92A-3, F.R.D.D.                       VMIG1            3.70         9/01/95      1,000       1,000,000
   Gen. Oblig., Rev., Ser. 92A-6, F.R.D.D.                       VMIG1            3.70         9/01/95      1,500       1,500,000
Fairfield Connecticut, B.A.N.,                                   NR               5.25         1/16/96      1,000       1,001,321
Gulf Coast Ind. Dev. Auth., Citgo Petroleum, Ser. 94,
   F.R.D.D.                                                      VMIG1            3.70         9/01/95        500         500,000
Harris County Texas Ind. Dev. Co., Exxon Corp., Ser. 87,
   F.R.D.D.                                                      P1               3.65         9/01/95        600         600,000
Hartford Connecticut Redevelopment Agency MultiFamily
   Mortgage,
   Ser. 90, F.R.W.D.                                             NR               3.60         9/07/95      2,800       2,800,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
King George County Virginia Ind. Dev. Auth.,
   Birchwood Pwr. Proj., Ser. 94, F.R.D.D                        NR               3.75%        9/01/95   $    500     $   500,000
   Birchwood Pwr. Proj., Ser. 94B, F.R.D.D                       NR               3.75         9/01/95      1,000       1,000,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.      VMIG1            3.20         9/06/95      2,600       2,600,000
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., Ser. 85,
   F.R.W.D.                                                      VMIG1            3.20         9/06/95      2,300       2,300,000
Puerto Rico Hsg. Fin. Corp., MultiFamily Mtge. Rev.,
   Portfolio A, Ser. 901, M.T.H.O.T.                             Aa               3.70         9/15/95      2,165       2,165,000
Puerto Rico Ind. Med. & Environ. Facs.,
   Ana G. Mendez Ed. Fndtn., Ser. 85, F.R.W.D.                   A-1*             3.60         9/06/95      1,500       1,500,000
   Inter Amer. Proj., Ser. 88, T.E.C.P.                          VMIG1            3.45        10/11/95      1,800       1,800,000
   Reynolds Metal Co. Proj., Ser. 83, A.O.T.                     P1               3.75         9/01/96      3,000       2,997,327
   Schering-Plough Corp., Ser. 83A, A.O.T.                       AAA*             4.35        12/01/95      2,500       2,497,588
Puerto Rico Public Bldgs. Auth. Rev., Ser. SG34, F.R.W.D.        NR               3.60         9/07/95      3,000       3,000,000
Stamford Connecticut Housing Authority Revenue Morgan
   Street Project, Ser. 94, F.R.W.D                              VMIG1            3.55         9/06/95      1,400       1,400,000
                                                                                                                      -----------
Total Investments--101.0%
(amortized cost--$63,470,365(c))                                                                                       63,470,365
Liabilities in excess of other assets--(1.0)%                                                                            (603,580)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $62,866,785
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.T.--Annual Mandatory Tender.
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.T.H.O.T.--Monthly Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
   * Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $ 63,470,365
Cash.........................................................................................................            38,027
Receivable for Fund shares sold..............................................................................         1,163,721
Interest receivable..........................................................................................           359,529
Receivable for investments sold..............................................................................            25,000
Deferred expenses............................................................................................            14,976
                                                                                                                   ------------
   Total assets..............................................................................................        65,071,618
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         1,097,327
Payable for Fund shares reacquired...........................................................................         1,003,145
Accrued expenses.............................................................................................            67,968
Dividends payable............................................................................................            24,177
Management fee payable.......................................................................................             6,889
Distribution fee payable.....................................................................................             3,727
Deferred Trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         2,204,833
                                                                                                                   ------------
Net Assets...................................................................................................      $ 62,866,785
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $    628,668
   Paid-in capital in excess of par..........................................................................        62,238,117
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $ 62,866,785
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share ($62,866,785 / 62,866,785 shares of beneficial
   interest issued and outstanding; unlimited number of shares authorized)...................................             $1.00
                                                                                                                   ------------
                                                                                                                   ------------


--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest and discount earned...............     $ 2,111,441
                                                 ---------------
Expenses
   Management fee, net of waiver of
      $214,138................................          71,379
   Distribution fee...........................          71,379
   Custodian's fees and expenses..............          62,000
   Transfer agent's fees and expenses.........          35,000
   Registration fees..........................          28,000
   Reports to shareholders....................          20,900
   Amortization of organization expense.......          15,133
   Audit fee..................................          10,500
   Legal fees.................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................           4,532
                                                 ---------------
      Total expenses..........................         332,023
Less: custodian fee credit....................         (33,213)
                                                 ---------------
      Net expenses............................         298,810
                                                 ---------------
Net investment income.........................       1,812,631
                                                 ---------------
Realized Gain on Investments
Net realized gain on investment
   transactions...............................             714
                                                 ---------------
Net Increase in Net Assets Resulting from
Operations....................................     $ 1,813,345
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
CONNECTICUT MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  1,812,631    $  1,208,289
   Net realized gain (loss) on
      investment transactions.....           714          (4,743)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...     1,813,345       1,203,546
                                    ------------    ------------
Dividends and distributions to
   shareholders...................    (1,813,345)     (1,203,546)
                                    ------------    ------------
Series share transactions (at $1
   per share)
   Net proceeds from shares
      sold........................   234,075,262     210,712,023
   Net asset value of shares
      issued to shareholders in
      reinvestment of dividends...     1,751,916       1,156,043
   Cost of shares reacquired......  (227,262,566)   (215,359,425)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................     8,564,612      (3,491,359)
                                    ------------    ------------
Total increase (decrease).........     8,564,612      (3,491,359)
Net Assets
Beginning of year.................    54,302,173      57,793,532
                                    ------------    ------------
End of year.......................  $ 62,866,785    $ 54,302,173
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Connecticut Money Market Series (the ``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Connecticut State, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 p.m., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $52,600 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending July 1996.
Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the fiscal year ended August 31, 1995, PMF voluntarily waived 75% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995 amounted to $214,138 ($.003 per share; .375% of average net assets, as annualized).

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $31,000 for the services of PMFS. As of August 31, 1995, approximately $2,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                     August 5,
                                                                                                      1991(a)
                                                             Year Ended August 31,                    through
                                                ------------------------------------------------     August 31,
                                                    1995          1994        1993        1992          1991
                                                    ------       -------     -------     -------     ----------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..........    $   1.00       $  1.00     $  1.00     $  1.00      $   1.00
Net investment income and realized gains(c)...        .032          .020        .022        .034          .003
Dividends and distributions to shareholders...       (.032)        (.020)      (.022)      (.034)        (.003)
                                                    ------       -------     -------     -------     ----------

Net asset value, end of period................    $   1.00       $  1.00     $  1.00     $  1.00      $   1.00
                                                    ------       -------     -------     -------     ----------
                                                    ------       -------     -------     -------     ----------

TOTAL RETURN(d):..............................        3.16%         2.02%       2.20%       3.42%          .30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 62,867       $54,302     $57,794     $40,480      $ 10,904
Average net assets (000)......................    $ 57,103       $60,594     $53,152     $33,964      $  6,730
Ratios to average net assets(c):
  Expenses, including distribution fee........        .581%         .542%       .387%       .125%         .125%(b)
  Expenses, excluding distribution fee........        .456%         .417%       .262%        .00%          .00%(b)
  Net investment income.......................        3.17%         1.99%       2.17%       3.20%         4.42%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and/or expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   CONNECTICUT MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Connecticut Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 5, 1991 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatment. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Connecticut Money Market Series, as of August 31, 1995, the results of its operations, the changes in net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.6%
------------------------------------------------------------------------------------------------------------------------------
Alachua Cnty. Hlth. Facs. Auth. Rev.,
   Santa Fe Healthcare Facs. Proj.                            Baa               7.60%      11/15/13   $  1,750       $  1,870,697
Alachua Cnty. Ind. Dev. Rev., HB Fuller Co. Proj.             NR                7.75       11/01/16      3,000          3,146,130
Brevard Cnty. Edl. Facs. Auth. Rev.,
   Florida Inst. of Tech.                                     BBB(g)            6.875      11/01/22      1,500          1,517,565
   Wuesthoff Mem. Hosp., Ser. A, M.B.I.A.                     Aaa               6.625       4/01/13      1,000          1,066,920
Brevard Cnty. Sch. Brd. Ctfs. of Part., Ser. A,
   A.M.B.A.C.                                                 Aaa               6.50        7/01/12      3,500          3,716,790
Broward Cnty. Edl. Facs. Auth. Rev.,
   Nova Univ. Dorm. Proj., Ser. A                             BBB(g)            7.50        4/01/17      1,500 (c)      1,732,020
Broward Cnty. Hlth. Facs Auth., North Beach Hosp.,
   M.B.I.A.                                                   Aaa               6.75        8/15/06      1,000          1,103,500
Broward Cnty. Wtr. & Swr. Rev., A.M.B.A.C.                    Aaa               5.125      10/01/15      1,000            920,480
Cape Canaveral Hosp. Dist. Rev., Ctfs. of Part.,
   A.M.B.A.C.                                                 Aaa               6.875       1/01/21      1,000          1,067,610
City of Cocoa Wtr. & Swr. Rev., A.M.B.A.C.                    Aaa               5.00       10/01/23      1,000            874,730
City of Miami Beach Wtr. & Swr. Rev., F.S.A.                  Aaa               5.375       9/01/15      3,000          2,833,260
Clay Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A, G.N.M.A.                         Aaa               7.45        9/01/23        375            399,394
Coral Springs Impvt. Dist., Wtr. & Swr. Rev., M.B.I.A.        Aaa               6.00        6/01/10      1,000          1,058,280
Dade Cnty. Aviation Dept. Rev.,                               Aaa               6.60       10/01/22      1,500          1,562,205
   Ser. E, A.M.B.A.C.                                         Aaa               5.50       10/01/10      1,000            993,870
Dade Cnty. Hlth. Facs. Auth. Rev.,
   Baptist Hosp. of Miami Proj., Ser. A, M.B.I.A.             Aaa               6.75        5/01/08        500            534,260
Dade Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., G.N.M.A., Ser. B                         Aaa               7.25        9/01/23        360 (d)        380,189
   Sngl. Fam. Mtge., G.N.M.A., Ser. C                         Aaa               7.75        9/01/22        915            980,495
Dade Cnty. Pub. Facs. Rev., Jackson Mem. Hosp., Ser. A,
   M.B.I.A.                                                   Aaa               4.875       6/01/15      3,000          2,621,640
Dade Cnty. Pub. Impvt. Rev., J & K Seaport, A.M.B.A.C.        Aaa               6.50       10/01/26      5,500          5,739,140
Dade Cnty. Sch. Dist.,
   Gen. Oblig. M.B.I.A.                                       Aaa               5.00        8/01/11      1,235          1,147,710
   Gen. Oblig. M.B.I.A.                                       Aaa               5.00        8/01/13      1,500          1,365,750
Dade Cnty. Wtr. & Swr. Sys. Rev., F.G.I.C.                    Aaa               5.00       10/01/13      1,500          1,365,030
Duval Cnty. Hsg. Fin. Auth. Rev., Sngl. Fam. Mtge.,
   G.N.M.A.                                                   AAA(g)            8.375      12/01/14        630            672,853
Enterprise Cmnty. Dev. Dist., Osceola Co. Spl. Assmnt.,
   M.B.I.A.                                                   Aaa               6.00        5/01/10      2,320          2,427,973

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Escambia Cnty. Hlth. Facs. Auth. Rev., Baptist Hosp.
   Inc., Ser. A                                               BBB+(g)           8.70%      10/01/14   $  1,830       $  2,053,681
Escambia Cnty. Poll. Ctrl. Rev., Champion Int'l. Corp.
   Proj.                                                      Baa1              6.90        8/01/22      3,500          3,663,695
Florida St. Brd. of Ed., Cap. Outlay                          Aa                5.125       6/01/22      1,000            887,700
Florida St. Dept. of Trans., Ser. A, A.M.B.A.C.               Aaa               7.20        7/01/11      1,000(c)(e)    1,154,750
Florida St. Gen. Oblig., Ref. Dade Cnty. Rd.                  Aa                5.125       7/01/13      1,500          1,391,415
Gainesville Utils. Sys. Rev., Ser. A                          Aa                6.50       10/01/22      2,150          2,251,867
Hillsborough Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Tampa Elec. Proj., Ser. 9                                  Aa2               8.00        5/01/22      1,750          2,080,995
Hillsborough Cnty. Solid Wst. & Res. Rec., M.B.I.A.           Aaa               5.70       10/01/08      1,000          1,033,250
Jacksonville Elec. Auth. Rev.,
   Elec. Sys. 3-B                                             Aa1               5.20       10/01/13      1,000            920,670
   St. Johns Rvr. Pwr. Park                                   Aa1              Zero        10/01/10      3,000          1,264,560
Jacksonville Hlth. Facs. Auth. Hosp. Rev.,
   Daughters Of Charity, Ser. A                               Aa               5.00        11/15/15      1,000            877,330
   Nat'l. Ben. Assoc.                                         Baa1             7.00        12/01/22      1,825          1,842,009
   St. Lukes Hosp. Assoc. Proj.                               AA+(g)           7.125       11/15/20      1,000          1,077,790
Jacksonville Wtr. & Swr. Dev. Rev.,
   United Water Florida Proj., A.M.B.A.C.                     Aaa              6.35         8/01/25      1,500          1,533,885
   Suburban Utils.                                            A3               6.75         6/01/22      1,000          1,066,470
Lake Cnty. Res. Rec. Ind. Dev. Rev., Ser. A                   Baa              5.95        10/01/13      1,035            971,751
Lee Cnty. Trans. Facs. Rev., A.M.B.A.C.                       Aaa              6.75        10/01/11      1,000          1,084,680
Leon Cnty. Hsg. Fin. Auth. Rev.,
   Sngl. Fam. Mtge., Ser. A, G.N.M.A.                         Aaa              7.30         4/01/21        445            470,917
Martin Cnty., A.M.B.A.C.                                      Aaa              4.50         2/01/09      1,575          1,400,679
Martin Cnty. Ind. Dev. Auth. Rev., Indiantown Cogen
   Proj.                                                      Baa3             7.875       12/15/25      1,200          1,329,444
Miami Hlth. Facs. Auth. Hosp. Rev., Mercy Hosp.               A                8.125        8/01/11      1,000          1,098,500
Miami Spec. Oblig.,
   Admin. Bldg. Acquis. Proj., F.G.I.C.                       Aaa              6.00         2/01/16      1,500          1,507,515
   Admin. Bldg. Acquis. Proj., F.G.I.C.                       Aaa              6.00         2/01/25        500            502,925
Miramar Wstwtr. Impvt. Assmt., F.G.I.C.                       Aaa              6.75        10/01/16      2,500          2,683,150
Ocala Cap. Impvt. Rev., A.M.B.A.C.                            Aaa              5.00        10/01/18      3,000          2,654,880
Okaloosa Cnty. Cap. Impvt. Rev., M.B.I.A.                     Aaa              Zero        12/01/06        450            252,023
Orange Cnty. Hlth. Facs. Auth., Adventist Hlth. Sys.,
   A.M.B.A.C.                                                 Aaa               5.25       11/15/20      3,000          2,716,380
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev.,
   Ser. A, G.N.M.A.                                           AAA(g)            7.375       9/01/24        420            448,505

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Orange Cnty. Hsg. Fin. Auth. Mtge. Rev.,
   MultiFam. Ashley Point Apts.                               BBB+(g)           6.85%      10/01/16   $  1,200       $  1,228,896
   MultiFam. Ashley Point Apts.                               BBB+(g)           7.10       10/01/24        855            878,812
Orange Cnty. Sales Tax Rev., Ser. B                           A1                5.375       1/01/24      2,000          1,833,020
Orlando & Orange Cnty. Expwy. Auth. Rev.,
   Sr. Lein, A.M.B.A.C.                                       Aaa               5.25        7/01/14      1,000            933,040
   Jr. Lein                                                   A-(g)             5.95        7/01/23      1,750          1,687,665
Orlando Utils. Comn.,
   Wtr. & Elec. Rev.                                          Aa1               5.125      10/01/19      1,500          1,339,080
   Wtr. & Elec. Rev.                                          Aa                5.25       10/01/23      1,690          1,525,124
   Wtr. & Elec. Rev., Ser. D                                  Aa                6.75       10/01/17      4,200 (d)      4,738,314
Palm Beach Cnty. Arpt. Sys. Rev., M.B.I.A.                    Aaa               7.75       10/01/10      1,000          1,162,050
Palm Beach Cnty. Hlth. Facs. Auth. Rev.,
   Good Samaritan Hlth. Sys.                                  A+(g)             6.30       10/01/22      1,000          1,008,820
Pasco Cnty. Sch. Brd. Ctfs. of Part., Ser. A, F.S.A.          Aaa               6.40        8/01/06      1,000          1,067,120
Pensacola Hlth. Facs. Auth.,
   Daughters of Charity, M.B.I.A.                             Aaa               5.25        1/01/11      1,600          1,520,624
Polk Cnty. Hsg. Fin. Auth.,
   Sngle. Fam. Mtge., Ser. A, G.N.M.A                         Aaa               7.875       9/01/22      1,330          1,425,427
Polk Cnty. Sch. Brd., Ctfs. of Part., F.S.A.                  Aaa               4.875       1/01/18      1,000            864,680
Puerto Rico Gen. Oblig.,
   M.B.I.A.                                                   Aaa               5.00        7/01/21      1,750          1,550,762
   F.S.A.                                                     Aaa               7.723       7/01/20      3,000 (d)(f)   2,936,250
Puerto Rico Elec. Pwr. Auth. Rev., Ser. R                     Baa1              6.25        7/01/17      2,500          2,533,525
Puerto Rico Ind. Tour. Edl. Hosp. Auxil.,
   Mut. Oblig. Grp. Proj., M.B.I.A.                           Aaa               6.25        7/01/24      2,635          2,692,654
Puerto Rico Pub. Bldgs. Auth., A.M.B.A.C.                     Aaa               5.50        7/01/21      1,905          1,814,112
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                 Aaa               6.763       1/16/15      2,250 (f)      2,041,875
St Lucie Cnty. Sales Tax Rev., F.G.I.C.                       Aaa               5.00       10/01/19      2,500          2,206,650
St. Petersburg Hlth. Facs. Auth. Rev.,
   Allegheny Hlth. Prog., M.B.I.A.                            Aaa               7.00       12/01/15      1,000          1,095,330
Tampa Allegheny Hlth. Sys. Rev., St. Mary's Hosp.,
   M.B.I.A.                                                   Aaa               5.125      12/01/23      1,000            881,510
Tampa Gtd. Entitlement Rev., A.M.B.A.C.                       Aaa               7.05       10/01/07      2,000          2,263,680
Venice Hlth. Facs. Rev., Venice Hosp. Proj.                   A                 5.75       12/01/24      1,250          1,163,213
Virgin Islands Pub. Fin. Auth. Rev.,
   Ref. Matching Loan Notes, Ser. A                           NR                7.25       10/01/18        900            949,464
Virgin Islands Territory., Hugo Ins. Claims Fund Proj.,
   Ser. 91                                                    NR                7.75       10/01/06      1,335          1,454,723

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                 Moody's                               Principal
                                                                  Rating      Interest     Maturity     Amount          Value
Description (a)                                                (Unaudited)      Rate         Date        (000)         (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Volusia Cnty. Edl. Facs. Auth. Rev.,                          AAA(g)           6.625%      10/15/22    $ 1,000       $  1,049,770
Volusia Cnty. Hlth. Facs. Auth. Rev., Mem. Hlth. Sys.
   Proj.                                                      BBB+(g)          8.25         6/01/20      2,000(c)(d)    2,331,900
                                                                                                                     ------------
Total long-term investments (cost $124,734,361)                                                                       129,497,997
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--4.6%
Dade Cnty. Hlth. Facs. Auth. Rev., Miami Children's
   Hosp. Proj., F.R.D.D.                                      VMIG1            3.60%        9/01/95      1,100          1,100,000
Jacksonville Hlth. Facs. Auth. Rev., Baptist Med. Ctr.,
   M.B.I.A., F.R.D.D.                                         VMIG1             3.55        9/01/95      1,500          1,500,000
Pinellas Cnty. Hlth. Facs. Auth. Rev., Pooled Hosp. Loan
   Proj., F.R.D.D.                                            VMIG1             3.55        9/01/95      1,100          1,100,000
St Lucie Cnty. Pwr. & Lt. Rev., T.E.C.P.                      VMIG1             3.60       10/30/95      2,700          2,700,000
                                                                                                                     ------------
Total short-term investments (cost $6,400,000)                                                                          6,400,000
                                                                                                                     ------------
Total Investments--98.2%
(cost $131,134,361; Note 5)                                                                                           135,897,997
Other assets in excess of liabilities--1.8%                                                                             2,418,946
                                                                                                                     ------------
Net Assets--100%                                                                                                     $138,316,943
                                                                                                                     ------------
                                                                                                                     ------------

---------------

 (a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
       F.G.I.C.--Financial Guaranty Insurance Company.
       F.R.D.D.--Floating Rate (Daily) Demand Note.(b)
       F.S.A.--Financial Security Assurance.
       G.N.M.A.--Government National Mortgage Association.
       M.B.I.A.--Municipal Bond Insurance Association.
       T.E.C.P.--Tax Exempt Commercial Paper.
 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (d) Indicates a when-issued security.
 (e) Pledged as initial margin on financial futures contracts.
 (f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
 (g) Standard & Poor's rating.
N.R.--Not Rated by Moody's or Standard & Poor's.

The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             FLORIDA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $131,134,361)....................................................................      $135,897,997
Cash.........................................................................................................           102,822
Interest receivable..........................................................................................         2,329,970
Receivable for investments sold..............................................................................         1,044,814
Due from Manager.............................................................................................           201,510
Receivable for Fund shares sold..............................................................................            72,952
Due from Distributors........................................................................................            13,827
Prepaid expenses.............................................................................................             2,745
                                                                                                                   ------------
   Total assets..............................................................................................       139,666,637
                                                                                                                   ------------
Liabilities
Payable for Fund shares reacquired...........................................................................         1,101,410
Accrued expenses and other liabilities.......................................................................           173,277
Dividends payable............................................................................................            44,501
Due to broker - variation margin payable.....................................................................            28,906
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         1,349,694
                                                                                                                   ------------
Net Assets...................................................................................................      $138,316,943
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    137,510
   Paid-in capital in excess of par..........................................................................       138,281,465
                                                                                                                   ------------
                                                                                                                    138,418,975
   Accumulated net realized loss on investments..............................................................        (4,818,793)
   Net unrealized appreciation on investments................................................................         4,716,761
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $138,316,943
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($120,962,492 / 12,025,745 shares of beneficial interest issued and outstanding).......................            $10.06
   Maximum sales charge (3.0% of offering price).............................................................               .31
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $10.37
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($8,326,253 / 827,698 shares of beneficial interest issued and outstanding)............................            $10.06
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offer price and redemption price per share
      ($9,028,198 / 897,559 shares of beneficial interest issued and outstanding)............................            $10.06
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $ 8,710,600
                                               ---------------
Expenses
   Management fee, net waiver of $464,337...         231,778
   Distribution fee--Class A, net waiver of
      $41,745...............................          82,514
   Distribution fee--Class B................          23,495
   Distribution fee--Class C................          76,991
   Custodian's fees and expenses............         135,000
   Transfer agent's fees and expenses.......          65,000
   Reports to shareholders..................          60,000
   Registration fees........................          42,000
   Audit fee................................          11,000
   Legal fees...............................          16,000
   Trustees' fees...........................           3,200
   Miscellaneous............................          17,037
                                               ---------------
      Total expenses........................         764,015
   Less: expense subsidy (Note 4)...........        (349,237)
   Less: custodian fee credit...............         (17,642)
                                               ---------------
      Net expenses..........................         397,136
                                               ---------------
Net investment income.......................       8,313,464
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on:
   Investment transactions..................      (3,626,120)
   Financial futures contracts..............        (529,354)
                                               ---------------
                                                  (4,155,474)
                                               ---------------
   Net change in unrealized appreciation
      (depreciation) on:
   Investments..............................       6,157,898
   Financial futures contracts..............        (132,656)
                                               ---------------
                                                   6,025,242
                                               ---------------
Net gain on investments.....................       1,869,768
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $10,183,232
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
FLORIDA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                    ------------    ------------
Operations
   Net investment income..........  $  8,313,464    $  8,768,570
   Net realized loss on investment
      transactions................    (4,155,474)         (8,676)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     6,025,242     (11,870,836)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    10,183,232      (3,110,942)
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (7,502,100)     (8,305,093)
      Class B.....................      (262,158)           (582)
      Class C.....................      (549,206)       (462,895)
                                    ------------    ------------
                                      (8,313,464)     (8,768,570)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gains
      Class A.....................            --      (2,821,851)
      Class B.....................            --              --
      Class C.....................            --        (142,331)
                                    ------------    ------------
                                              --      (2,964,182)
                                    ------------    ------------
Series share transactions (Note 6)
   Net proceeds from shares
      sold........................    26,011,068      35,379,732
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     3,653,143       5,323,495
   Cost of shares reacquired......   (39,832,414)    (31,275,509)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (10,168,203)      9,427,718
                                    ------------    ------------
Total decrease....................    (8,298,435)     (5,415,976)
Net Assets
Beginning of year.................   146,615,378     152,031,354
                                    ------------    ------------
End of year.......................  $138,316,943    $146,615,378
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund, (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Florida Series (the ``Series'') commenced investment operations on December 28, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the maximum amount of income that is exempt from federal income taxes with the minimum of risk, and investing in securities which will enable its shares to be exempt from the Florida intangibles tax by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Expenses: The Series incurred approximately $32,000 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending December 1995.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the four months ended December 31, 1994, PMF waived 60% of its management fee. For the eight months ended August 31, 1995, PMF waived 70% of its management fee. The amount of fees waived during the year ended August 31, 1995 amounted to $464,337 ($.03 per share for Class A, B and C shares; .33% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and .75 of 1%, of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PMFD voluntarily agreed to waive its distribution fee, currently limited to .10 of 1% of average net assets, for the period September 1, 1994 through December 31, 1994. Effective January 1, 1995, PMFD eliminated its waiver. The amount of distribution fees waived by PMFD was $41,745 ($.003 per share for Class A shares; .03% of Class A average net assets) for the fiscal year ended August 31, 1995. Such expenses under the Class A, B and C Plans were .07 of 1%, .50 of 1% and .75 of 1% of the average daily net assets, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $170,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $7,500 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $41,700 for the services of PMFS. As of August 31, 1995, approximately $3,200 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF voluntarily subsidized all operating expenses (except management and distribution fees) of the Class A, Class B and Class C shares of the Series until further notice. For the year ended August 31, 1995, PMF subsidized $349,237 ($.03 per share for Class A, B and C shares; .25% of average net assets) of the Series' expenses. The Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1995 were $86,432,314 and $102,993,871, respectively.
The cost basis of investments for federal income tax purposes as of August 31, 1995 was $131,135,611 and, accordingly, net unrealized appreciation was $4,762,386 (gross unrealized appreciation--$6,087,823; gross unrealized depreciation--$1,325,437).
The Series has a capital loss carryforward of $2,726,000, which expires in 2003. The Series will elect to treat net realized capital losses of approximately $2,138,200 incurred in the ten month period ended August 31, 1995 as having been incurred in the following fiscal year.
At August 31, 1995 the Series sold 55 financial futures contracts on the Municipal Bond Index expiring in September 1995. The value at disposition of such contracts was $6,202,344. The value of such contracts on August 31, 1995 was $6,249,219, thereby resulting in an unrealized loss of $46,875.
------------------------------------------------------------
Note 6. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares, which prior to August 1, 1994 were known as D shares, are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest at $.01 par value per share. Transactions in shares of beneficial interest for the years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................   1,647,106    $ 15,829,864
Shares issued in reinvestment of
  dividends.........................     327,990       3,198,613
Shares reacquired...................  (3,554,066)    (34,407,990)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (1,578,970)   $(15,379,513)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   2,274,149    $ 24,062,897
Shares issued in reinvestment of
  dividends and distributions.......     475,125       4,935,129
Shares reacquired...................  (2,838,050)    (29,205,030)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (88,776)   $   (207,004)
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     945,274    $  9,166,110
Shares issued in reinvestment of
  dividends.........................      11,460         113,360
Shares reacquired...................    (187,734)     (1,825,550)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     769,000    $  7,453,920
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  August 31, 1994:
Shares sold.........................      58,689    $    579,300
Shares issued in reinvestment of
  dividends.........................          24             235
Shares reacquired...................         (15)           (150)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      58,698    $    579,385
                                      ----------    ------------
                                      ----------    ------------

------------------
* Commencement of offering of Class B shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   FLORIDA SERIES
--------------------------------------------------------------------------------

Class C                                  Shares          Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     104,420    $  1,015,094
Shares issued in reinvestment of
  dividends.........................      34,986         341,170
Shares reacquired...................    (370,059)     (3,598,874)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (230,653)   $ (2,242,610)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   1,004,802    $ 10,737,535
Shares issued in reinvestment of
  dividends and distributions.......      37,628         388,131
Shares reacquired...................    (202,212)     (2,070,329)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     840,218    $  9,055,337
                                      ----------    ------------
                                      ----------    ------------

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            FLORIDA SERIES
--------------------------------------------------------------------------------

                                                                         Class A                                    Class B
                                            -----------------------------------------------------------------     -----------
                                                                                                December 28,
                                                                                                   1990(a)
                                                        Years Ended August 31,                     through        Year Ended
                                            -----------------------------------------------      August 31,       August 31,
                                              1995         1994         1993         1992           1991             1995
                                            --------     --------     --------     --------     -----------       -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $   9.91     $  10.87     $  10.27     $   9.76        $  9.55          $  9.91
                                            --------     --------     --------     --------      ---------        -----------
Income from investment operations
Net investment income(c)................         .59          .59          .57          .65            .44              .55
Net realized and unrealized gain (loss)
   on investment transactions...........         .15         (.76)         .73          .51            .21              .15
                                            --------     --------     --------     --------      ---------        -----------
   Total from investment operations.....         .74         (.17)        1.30         1.16            .65              .70
                                            --------     --------     --------     --------      ---------        -----------
Less distributions
Dividends from net investment income....        (.59)        (.59)        (.57)        (.65)          (.44)            (.55)
Distributions from net realized gains...          --         (.20)        (.13)          --             --               --
                                            --------     --------     --------     --------      ---------        -----------
   Total distributions..................        (.59)        (.79)        (.70)        (.65)          (.44)            (.55)
                                            --------     --------     --------     --------      ---------        -----------
Net asset value, end of period..........    $  10.06     $   9.91     $  10.87     $  10.27        $  9.76          $ 10.06
                                            --------     --------     --------     --------      ---------        -----------
                                            --------     --------     --------     --------      ---------        -----------
TOTAL RETURN(f):........................        7.85%       (1.69)%      13.78%       12.26%          6.90%            7.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $120,963     $134,849     $148,900     $104,335        $63,929           $8,326
Average net assets (000)................    $124,259     $146,489     $123,820     $ 82,893        $41,528           $4,699
Ratios to average net assets(c):
   Expenses, including distribution
      fees..............................         .24%         .20%         .20%         .09%             0              .67%
   Expenses, excluding distribution
      fees..............................         .17%         .20%         .20%         .09%             0              .17%
   Net investment income................        6.04%        5.67%        5.94%        6.41%          6.68%(b)         5.56%
Portfolio turnover rate.................          65%          75%          68%          56%            39%              65%
                                        Class B                    Class C
                                        ------------  -----------------------------------
                                           August 1,                               July 26,
                                            1994(e)       Years Ended August        1993(d)
                                            through               31,               through
                                          August 31,      -------------------     August 31,
                                             1994          1995        1994          1993
                                          ----------      -------     -------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....    $  9.95       $  9.91     $ 10.87       $ 10.58
                                           --------       -------     -------     -----------
Income from investment operations
Net investment income(c)................        .04           .53         .48           .03
Net realized and unrealized gain (loss)
   on investment transactions...........       (.04)          .15        (.76)          .29
                                           --------       -------     -------     -----------
   Total from investment operations.....         --           .68        (.28)          .32
                                           --------       -------     -------     -----------
Less distributions
Dividends from net investment income....       (.04)         (.53)       (.48)         (.03)
Distributions from net realized gains...         --            --        (.20)           --
                                           --------       -------     -------     -----------
   Total distributions..................       (.04)         (.53)       (.68)         (.03)
                                           --------       -------     -------     -----------
Net asset value, end of period..........    $  9.91       $ 10.06     $  9.91       $ 10.87
                                           --------       -------     -------     -----------
                                           --------       -------     -------     -----------
TOTAL RETURN(f):........................     (0.05)%         7.12%      (2.40)%        3.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $582        $9,028     $11,185        $3,132
Average net assets (000)................       $118       $10,265     $ 9,280        $1,038
Ratios to average net assets(c):
   Expenses, including distribution
      fees..............................        .70%(b)       .92%        .95%          .95%(b)
   Expenses, excluding distribution
      fees..............................        .20%(b)       .17%        .20%          .20%(b)
   Net investment income................       6.21%(b)      5.35%       4.99%         5.19%(b)
Portfolio turnover rate.................         75%           65%         75%           68%

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of expense subsidy and fee waiver.
 (d) Commencement of offering of Class C shares. Prior to August 1, 1994, Class C shares were called Class D shares.
 (e) Commencement of offering of Class B shares.
 (f) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    FLORIDA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Florida Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Florida Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 28, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Florida Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
------------------------------------------------------------------------------------------------------------------------------
Guam Gov't., Ser. A                                              BBB(e)            5.90%       9/01/05   $    500        $496,650
Guam Pwr. Auth. Rev.,
   Ser. A                                                        BBB(e)            6.625      10/01/14        250         256,192
   Ser. A                                                        BBB(e)            6.75       10/01/24        525         536,046
Hawaii St. Arpt. Sys. Rev.                                       A                 7.00        7/01/18        365         382,630
Hawaii St. Arpt. Sys. Rev., 2nd Ser. 90, F.G.I.C.                Aaa               7.50        7/01/20        500         551,370
Hawaii St. Dept. Budget & Fin.,
   Kapiolani Hlth. Care Sys.                                     A                 6.30        7/01/08        500         511,340
   Mtg. Rev., Hawaiian Elec. Co., Ser. C, M.B.I.A.               Aaa               7.375      12/01/20        500         554,055
   Queens Med. Ctr. Proj., F.G.I.C.                              Aaa               5.90        7/01/07        230         238,627
Hawaii St. Harbor Cap. Impvt. Rev.,
   F.G.I.C.                                                      Aaa               6.25        7/01/10        250 (d)     260,972
   F.G.I.C.                                                      Aaa               6.25        7/01/15        500         509,800
Hawaii St. Hsg. Fin. & Dev. Corp., Sngl. Fam. Mtge. Rev.,
   Ser. B, F.N.M.A.                                              Aa                5.85        7/01/17        500         486,740
Hawaii St., Gen. Oblig., Ser. CJ                                 Aa                6.25        1/01/15        650         667,017
Honolulu Hawaii City & Cnty., Ser. D                             Aaa               6.70       12/01/02        450 (c)     500,463
Maui Cnty., Ref., F.G.I.C.                                       Aaa               5.125      12/15/10        500         478,740
Puerto Rico Comnwlth., Gen. Oblig.                               Baa1              6.45        7/01/17        500         516,875
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O,
   (Frmly. Puerto Rico Comnwlth.Wtr. Res. Auth.)                 Baa1              5.00        7/01/12        600         536,910
Puerto Rico Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.,
   G.N.M.A.                                                      Aaa               6.40       10/15/06        750         797,205
Puerto Rico Hwy. & Trans. Auth. Rev.                             Baa1              6.375       7/01/08        500         526,305
Puerto Rico Ind., Tourist, Edu., Med. & Envir. Ctrl. Facs.,
   Doctor Pila Hosp. Proj., F.H.A.                               AAA(e)            6.125       8/01/25        500 (b)     501,855
   Hosp. Auxilio Mutuo Oblig. Grp. Proj.,
   M.B.I.A.                                                      Aaa               6.25        7/01/16        500         515,305
   M.B.I.A.                                                      Aaa               6.25        7/01/24        250         255,470
Puerto Rico Mun. Fin. Agcy., Ser. A, F.S.A.                      Aaa               6.00        7/01/14        250         253,553
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa               5.449       1/16/15      1,000         953,940
Puerto Rico Univ. Rev., Ser. M, M.B.I.A.                         Aaa               5.25        6/01/25        750         685,853
Univ. of Hawaii Sys. Rev., Ser. G, A.M.B.A.C.                    Aaa               5.45       10/01/06        280         287,039

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                   Rating       Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev.,
   Gov't. Dev. Proj., Ser. B                                     BBB-(e)          7.375%      10/01/10    $   300     $   327,402
   Hwy. Trans. Trust Fund, Ser. A                                NR               7.25        10/01/18        250         263,740
                                                                                                                      -----------
Total long-term investments (cost $12,356,446)                                                                         12,852,094
SHORT-TERM INVESTMENTS--6.1%
Hawaii St. Dept. Budget & Fin., Adventist Hlth. Sys/West,
   Ser. 94, F.R.W.D.                                             VMIG1            3.35         9/06/95        100         100,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.      VMIG1            3.20         9/06/95        700         700,000
                                                                                                                      -----------
Total short-term investments (cost $800,000)                                                                              800,000
Total Investments--104.4%
(cost $13,156,446; Note 5)                                                                                             13,652,094
Liabilities in excess of other assets--(4.4)%                                                                            (572,880)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $13,079,214
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.W.D.--Floating Rate Weekly Demand Note(f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) Indicates a when-issued security.
 (c) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (d) Pledged as initial margin on financial futures contracts.
 (e) Standard & Poor's rating.
 (f) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            HAWAII INCOME SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $13,156,446)......................................................................      $13,652,094
Cash..........................................................................................................           62,256
Interest receivable...........................................................................................          177,528
Receivable for Fund shares sold...............................................................................           36,768
Due from Manager..............................................................................................            1,635
Other assets..................................................................................................           84,982
                                                                                                                    -----------
   Total assets...............................................................................................       14,015,263
                                                                                                                    -----------
Liabilities
Payable for investments purchased.............................................................................          497,347
Payable for Fund shares reacquired............................................................................          379,881
Accrued expenses..............................................................................................           43,028
Dividends payable.............................................................................................            7,696
Distribution fee payable......................................................................................            4,528
Due to broker - variation margin payable......................................................................            2,969
Deferred trustees' fees.......................................................................................              600
                                                                                                                    -----------
   Total liabilities..........................................................................................          936,049
                                                                                                                    -----------
Net Assets....................................................................................................      $13,079,214
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    10,784
   Paid-in capital in excess of par...........................................................................       12,492,346
                                                                                                                    -----------
                                                                                                                     12,503,130
   Accumulated net realized gain on investments...............................................................           94,967
   Net unrealized appreciation on investments.................................................................          481,117
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $13,079,214
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($3,333,130 / 274,820 shares of beneficial interest issued and outstanding).............................           $12.13
   Maximum sales charge (3.0% of offering price)..............................................................              .38
   Maximum offering price to public...........................................................................           $12.51
Class B:
   Net asset value, offering price and redemption price per share
      ($8,948,854 / 737,840 shares of beneficial interest issued and outstanding).............................           $12.13
Class C:
   Net asset value, offer price and redemption price per share
      ($797,230 / 65,733 shares of beneficial interest issued and outstanding)................................           $12.13

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL MUNICIPAL SERIES FUND
HAWAII INCOME SERIES                         HAWAII INCOME SERIES
Statement of Operations                      Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                               September 19, 1994D
                                                     through
Net Investment Income                            August 31, 1995
Income
   Interest................................     $   524,323
                                              ---------------
Expenses
   Management fee, net of waiver of
      $3,651...............................          41,133
   Distribution fee--Class A...............           2,641
   Distribution fee--Class B...............          29,804
   Distribution fee--Class C...............           2,659
   Custodian's fees and expenses...........          58,000
   Reports to shareholders.................          33,000
   Registration fees.......................          26,000
   Legal fees..............................          17,000
   Amortization of organization expenses...          13,935
   Audit fee...............................          11,000
   Transfer agent's fees and expenses......           3,600
   Trustees' fees..........................           3,200
   Miscellaneous...........................           4,398
                                              ---------------
      Total expenses.......................         246,370
                                              ---------------
   Less: expense subsidy (Note 4)..........        (179,090)
                                              ---------------
      Net expenses.........................          67,280
                                              ---------------
Net investment income......................         457,043
                                              ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions.................         100,147
   Financial futures contract
      transactions.........................          (5,180)
                                              ---------------
                                                     94,967
                                              ---------------
Net change in unrealized appreciation/depreciation on:
   Investments.............................         495,648
   Financial futures contracts.............         (14,531)
                                              ---------------
                                                    481,117
                                              ---------------
Net gain on investments....................         576,084
                                              ---------------
Net Increase in Net Assets
Resulting from Operations..................     $ 1,033,127
                                              ---------------
                                              ---------------

------------
D Commencement of investment operations.

Increase (Decrease)                           September 19, 1994D
in Net Assets                                   August 31, 1995
Operations
   Net investment income.....................    $   457,043
   Net realized gain on investment
      transactions...........................         94,967
   Net change in unrealized appreciation of
      investments............................        481,117
                                               ---------------
   Net increase in net assets resulting from
      operations.............................      1,033,127
                                               ---------------
Dividends from net investment income
   (Note 1):
      Class A................................       (140,503)
      Class B................................       (299,569)
      Class C................................        (16,971)
                                               ---------------
                                                    (457,043)
                                               ---------------
Series share transactions (net of share
   conversions) (Note 6):
   Net proceeds from shares sold.............     13,508,423
   Net asset value of shares issued
      in reinvestment of dividends...........        199,822
   Cost of shares reacquired.................     (1,205,115)
                                               ---------------
   Net increase in net assets from Series
      share transactions.....................     12,503,130
                                               ---------------
Total increase...............................     13,079,214
Net Assets
Beginning of period..........................              0
                                               ---------------
End of period................................    $13,079,214
                                               ---------------
                                               ---------------

------------
D Commencement of investment operations.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Hawaii Income Series (the ``Series'') commenced investment operations on September 19, 1994. The Series is non-diversified and seeks to provide the maximum amount of income that is exempt from Hawaii State and federal income taxes consistent with the preservation of capital by investing in investment grade municipal obligations but may also invest a portion of its assets in lower-quality municipal obligations or in non-rated securities which, in the opinion of the Fund's investment adviser, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain(loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Deferred Organization Expenses: The Series incurred $98,700 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending September 1999.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME SERIES
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $3,651 ($0.004 per share for Class A, B, and C shares; .04% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period ended August 31, 1995.
PMFD has advised the Series that it has received approximately $19,600 in front-end sales charges resulting from sales of Class A shares during the period ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the period ended August 31, 1995, it received approximately $12,700 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the period ended August 31, 1995, the Series incurred fees of approximately $2,500 for the services of PMFS. As of August 31, 1995, approximately $300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Expense Subsidy
PMF has agreed to subsidize expenses so that total operating expenses do not exceed .50%, .90% and 1.15% of the average net assets of the Class A shares, Class B shares and Class C shares, respectively until further notice. For the period ended August 31, 1995, PMF subsidized $179,090 ($.22 per share for Class A, B and C shares; 2.00% of average net assets) of the Series' expenses. The Series is not required to reimburse PMF for such subsidy.
------------------------------------------------------------
Note 5. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the period ended August 31, 1995 were $16,927,504 and $4,671,596, respectively.
At August 31, 1995, the Fund sold 5 financial futures contracts on the U.S. Treasury Index which expire in September 1995. The value at disposition of such contracts is $565,781. The value of such contracts on August 31, 1995 was $551,250, thereby resulting in an unrealized loss of $14,531.
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation for federal income tax purposes was $495,648 (gross unrealized appreciation--$507,204; gross unrealized depreciation--$11,556).

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  HAWAII INCOME SERIES
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 6. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Of the 1,078,393 shares of beneficial interest issued and outstanding at August 31, 1995, PMF owned 171,851 shares. Transactions in shares of beneficial interest for the period ended August 31, 1995 were as follows:


Class A                                    Shares       Amount
---------------------------------------   --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................    279,870    $3,255,106
Shares issued in reinvestment of
  dividends and distributions..........      1,566        18,665
Shares reacquired......................    (10,702)     (123,633)
                                          --------    ----------
Net increase in shares outstanding
  before conversion....................    270,734    $3,150,138
Shares issued upon conversion from
  Class B..............................      4,086        49,084
                                          --------    ----------
Net increase in shares outstanding.....    274,820    $3,199,222

                                          --------    ----------
                                          --------    ----------
Class B
---------------------------------------
September 19, 1994* through
  August 31, 1995:
Shares sold............................    816,861    $9,471,988
Shares issued in reinvestment of
  dividends and distributions..........     14,410       171,145
Shares reacquired......................    (89,345)   (1,066,264)
                                          --------    ----------
Net decrease in shares outstanding
  before conversion....................    741,926     8,576,869
Shares reacquired upon conversion into
  Class A..............................     (4,086)      (49,084)
                                          --------    ----------
Net decrease in shares outstanding.....    737,840    $8,527,785
                                          --------    ----------
                                          --------    ----------
Class C                                    Shares       Amount
---------------------------------------   --------    ----------
September 19, 1994* through
  August 31, 1995:
Shares sold............................     66,136    $  781,329
Shares issued in reinvestment of
  dividends............................        845        10,012
Shares reacquired......................     (1,248)      (15,218)
                                          --------    ----------
Net increase in shares outstanding.....     65,733    $  776,123
                                          --------    ----------
                                          --------    ----------

---------------
* Commencement of investment operations.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           HAWAII INCOME SERIES
--------------------------------------------------------------------------------

                                                                                September 19, 1994(b) through August 31, 1995
                                                                           -----------------------------------------------------
                                                                               Class A             Class B             Class C
                                                                           -------------       -------------       -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................      $ 11.64             $ 11.64             $ 11.64
                                                                                 -----               -----               -----
Income from investment operations
Net investment income(d).................................................          .58                 .54                 .51
Net realized and unrealized gain (loss) on investment transactions.......          .49                 .49                 .49
                                                                                 -----               -----               -----
   Total from investment operations......................................         1.07                1.03                1.00
                                                                                 -----               -----               -----
Less distributions
Dividends from net investment income.....................................         (.58)               (.54)               (.51)
                                                                                 -----               -----               -----
Net asset value, end of period...........................................      $ 12.13             $ 12.13             $ 12.13
                                                                                 -----               -----               -----
                                                                                 -----               -----               -----
TOTAL RETURN(c):.........................................................         9.42%               9.03%               8.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................      $ 3,333             $ 8,949             $   797
Average net assets (000).................................................      $ 2,778             $ 6,270             $   373
Ratios to average net assets:(a)/(d)
   Expenses, including distribution fees.................................          .46%                .86%               1.11%
   Expenses, excluding distribution fees.................................          .36%                .36%                .36%
   Net investment income.................................................         5.32%               5.03%               4.79%
Portfolio turnover rate..................................................           75%                 75%                 75%

---------------
 (a) Annualized.
 (b) Commencement of investment operations.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total return is not annualized.
 (d) Net of expense subsidy and management fee waiver.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   HAWAII INCOME SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Hawaii Income Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Hawaii Income Series as of August 31, 1995, the related statements of operations and of changes in net assets and the financial highlights for the period September 19, 1994 (Commencement of investment operations) to August 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Hawaii Income Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the above stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.7%
------------------------------------------------------------------------------------------------------------------------------
Baltimore Conv. Ctr. Rev., F.G.I.C.                              Aaa               5.75%       9/01/08   $  1,075     $ 1,103,853
Baltimore Econ. Dev. Lease Rev., Armistead Partnership           BBB+(c)           7.00        8/01/11      1,000       1,044,210
Gaithersburg Econ. Dev. Rev., Asbury Methodist                   NR                5.50        1/01/20      1,000         874,080
Gaithersburg Hosp. Facs. Rev., Ref. Impvt., Shady Grove
   Adventist Hosp., F.S.A.                                       Aaa               5.50        9/01/15      1,000         955,650
Gaithersburg Nursing Home Rev., Ref., Shady Grove
   Adventist, F.S.A                                              Aaa               5.50        9/01/15      1,000         955,650
Howard Cnty., Met. Dist.,
   Ser. B                                                        Aa1               6.00        8/15/03      1,000       1,085,430
   Ser. B                                                        Aa1              Zero         8/15/09      2,115         995,932
Kent Cnty., Coll. Rev. Proj. & Ref., Washington Coll. Proj.      Baa1             7.70         7/01/18        750         822,788
Maryland St. Econ. Dev. Co., Hilton Street Facility, Ser. A      AA(c)            7.00         1/01/10        600         654,234
Maryland St. Hlth. & Higher Edl. Facs., Auth. Rev.,
   Doctor's Comn. Hosp.                                          Baa              5.50         7/01/24      1,000         806,730
   Howard Cnty. Gen. Hosp.                                       Baa1             5.50         7/01/21      1,000         834,770
   Sinai Hosp. of Baltimore, A.M.B.A.C.                          Aaa              5.25         7/01/19        500         456,265
   Sinai Hosp. of Baltimore, A.M.B.A.C.                          Aaa              5.25         7/01/23        350         315,966
   Univ. of Md. Med. Ctr., F.G.I.C.                              Aaa              5.00         7/01/20      1,000         875,140
Maryland St. Hsg. & Cmnty. Dev. Admin.,
   Sngl. Fam. Mtge. Rev. Proj., Fourth Ser.                      Aa               7.70         4/01/15        920         974,547
   Sngl. Fam. Mtge. Rev. Proj., Sixth Ser.                       Aa               7.125        4/01/14        835         879,547
   Sngl. Fam. Mtge. Rev. Proj., Third Ser.                       Aa               8.00         4/01/18        750         798,773
Maryland St. Ind. Dev. Fin. Auth. Rev., Amer. Ctr. For
   Physics                                                       BBB(c)           6.625        1/01/17      1,000       1,007,120
Maryland Wtr. Quality Fin. Admin.,
   Revolving Loan Fund Rev.                                      Aa               5.40         9/01/13        250         239,188
   Revolving Loan Fund Rev., Ser. A                              Aa               5.90         9/01/04        565         606,143
Montgomery Cnty. Hsg. Opportunities Comn., Sngl. Fam. Mtge.
   Rev., F.H.A.                                                  AAA(c)           6.25         7/01/25        850         849,898
Montgomery Cnty.,
   Cons. Pub. Impvt.                                             Aaa              9.75         6/01/01        450         569,245
   Cons. Pub. Impvt., Ser. A                                     Aaa              5.75        10/01/07      1,300       1,374,191
Northeast Waste Disp. Auth.,
   Baltimore City Sludge Proj.                                   NR               7.25         7/01/07        957         985,595
   Montgomery Cnty. Proj.                                        A                6.30         7/01/16      2,200       2,202,948
Prince Georges Cnty.,
   Cons. Pub. Impvt., M.B.I.A.                                   Aaa              5.25         1/01/15        750         708,188
   Hosp. Rev., Dimensions Hlth. Corp.                            A                5.30         7/01/24      1,250       1,058,437
   Ref. Cons. Pub. Impvt.                                        A1               5.25        10/01/11      1,000         964,170
   Stormwater Mgmt.                                              Aa               6.50         3/15/03      1,140       1,265,913

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
   Aqueduct & Swr. Auth. Rev.                                    Aaa              10.25%       7/01/09   $    225     $   316,368
   Gen. Oblig., F.S.A.                                           Aaa               7.683       7/01/20      1,000 (d)     978,750
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.                           Baa1              6.125       7/01/09        785         813,542
Puerto Rico Ind. Tourist, Edl. Med. & Envir. Hosp.,
   M.B.I.A.                                                      Aaa               6.25        7/01/24      1,250       1,277,350
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa               6.763       1/16/15      1,000 (d)     907,500
Takoma Park Hosp. Facs. Rev., Ref. Impvt., Washington
   Adventist Hosp., F.S.A.                                       Aaa               6.50        9/01/12      1,000       1,080,670
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A                                                  NR                7.25       10/01/18        600         632,976
Washington Cnty. Public Impvt., F.G.I.C.                         Aaa               4.875       1/01/14      1,450 (e)   1,286,208
Washington Suburban San. Dist.,
   Gen. Construction                                             Aa1               5.25        6/01/12      1,500       1,436,970
   Water Supply                                                  Aa1               5.25        6/01/14        950         891,689
   Water Supply                                                  Aa1               5.25        6/01/13        875         829,439
                                                                                                                      -----------
Total long-term investments (cost $35,547,405)                                                                         36,716,063
                                                                                                                      -----------
SHORT-TERM INVESTMENTS--6.6%
Maryland St. Energy Fin. Auth., Baltimore Proj., F.R.D.D.,
   Ser. 91                                                       VMIG1             3.55        9/01/95        700         700,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., F.R.W.D., Ser. 85      VMIG1             3.20        9/06/95      1,900       1,900,000
                                                                                                                      -----------
Total short-term investments (cost $2,600,000)                                                                          2,600,000
                                                                                                                      -----------
Total Investments--100.3%
(cost $38,147,405; Note 4)                                                                                             39,316,063
Liabilities in excess of other assets--(0.3)%                                                                            (124,391)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $39,191,672
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (e) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MARYLAND SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $38,147,405).....................................................................      $ 39,316,063
Cash.........................................................................................................           502,086
Interest receivable..........................................................................................           557,284
Receivable for investments sold..............................................................................            10,297
Receivable for Fund shares sold..............................................................................             1,570
Other assets.................................................................................................             1,484
                                                                                                                   ------------
  Total assets...............................................................................................        40,388,784
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................           986,738
Payable for Fund shares reacquired...........................................................................            94,943
Accrued expenses.............................................................................................            62,300
Management fee payable.......................................................................................            14,951
Dividends payable............................................................................................            13,896
Due to broker-variation margin...............................................................................            12,031
Distribution fee payable.....................................................................................            10,653
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
  Total liabilities..........................................................................................         1,197,112
                                                                                                                   ------------
Net Assets...................................................................................................      $ 39,191,672
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
  Shares of beneficial interest, at par......................................................................      $     36,754
  Paid-in capital in excess of par...........................................................................        38,549,190
                                                                                                                   ------------
                                                                                                                     38,585,944
  Accumulated net realized loss on investments...............................................................          (558,711)
  Net unrealized appreciation on investments.................................................................         1,164,439
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $ 39,191,672
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
  Net asset value and redemption price per share
     ($17,725,981 / 1,663,449 shares of beneficial interest issued and outstanding)..........................            $10.66
  Maximum sales charge (3.0% of offering price)..............................................................               .33
  Maximum offering price to public...........................................................................            $10.99
Class B:
  Net asset value, offering price and redemption price per share
     ($21,413,564 / 2,007,101 shares of beneficial interest issued and outstanding)..........................            $10.67
Class C:
  Net asset value, offering price and redemption price per share
     ($52,127 / 4,886 shares of beneficial interest issued and outstanding)..................................            $10.67

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Operations

------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest...................................     $ 2,833,827
                                                 ---------------
Expenses
   Management fee, net of waiver of $14,170...         210,311
   Distribution fee--Class A..................          11,341
   Distribution fee--Class B..................         167,486
   Distribution fee--Class C..................             437
   Reports to shareholders....................          82,000
   Custodian's fees and expenses..............          79,000
   Registration fees..........................          45,000
   Transfer agent's fees and expenses.........          36,000
   Audit fee..................................          11,000
   Legal fees.................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................          11,429
                                                 ---------------
      Total expenses..........................         667,204
   Less: custodian fee credit.................         (19,273)
                                                 ---------------
      Net expenses............................         647,931
                                                 ---------------
Net investment income.........................       2,185,896
                                                 ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on:
   Investment transactions....................         (48,440)
   Financial futures contract transactions....        (381,131)
                                                 ---------------
                                                      (429,571)
                                                 ---------------
Net change in unrealized
   appreciation/depreciation of:
   Investments................................         481,333
   Financial futures contracts................         (38,532)
                                                 ---------------
                                                       442,801
                                                 ---------------
Net gain on investments.......................          13,230
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 2,199,126
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MARYLAND SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1995           1994
Operations
   Net investment income............  $ 2,185,896    $ 2,785,557
   Net realized gain (loss) on
      investment transactions.......     (429,571)       658,135
   Net change in unrealized
      appreciation/depreciation of
      investments...................      442,801     (4,715,895)
                                      -----------    -----------
   Net increase (decrease) in net
      assets resulting from
      operations....................    2,199,126     (1,272,203)
                                      -----------    -----------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.......................     (561,997)      (149,002)
      Class B.......................   (1,621,246)    (2,636,439)
      Class C.......................       (2,653)          (116)
                                      -----------    -----------
                                       (2,185,896)    (2,785,557)
                                      -----------    -----------
   Distributions from net realized
      gains
      Class A.......................      (21,234)       (53,117)
      Class B.......................     (419,138)    (1,057,112)
      Class C.......................         (255)            --
                                      -----------    -----------
                                         (440,627)    (1,110,229)
                                      -----------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    2,121,739      5,404,805
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions.............    1,744,018      2,685,739
   Cost of shares reacquired........  (18,256,314)    (9,441,263)
                                      -----------    -----------
   Net decrease in net assets from
      Series share transactions.....  (14,390,557)    (1,350,719)
                                      -----------    -----------
Total decrease......................  (14,817,954)    (6,518,708)
Net Assets
Beginning of year...................   54,009,626     60,528,334
                                      -----------    -----------
End of year.........................  $39,191,672    $54,009,626
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MARYLAND SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Maryland Series (the ``Series'') commenced investment operations in January, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                MARYLAND SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $14,170 ($0.004 per share for Class A, B and C shares; .03% of average net assets). The Series' is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $3,000 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $134,200 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $25,900 for the services of PMFS. As of August 31, 1995, approximately $2,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $20,811,030 and $35,356,008, respectively.

At August 31, 1995, the Fund sold 25 financial futures contracts on the Municipal Bond Index expiring in 1995. The value at disposition of such contracts is $2,843,906. The value of such contracts on August 31, 1995 was $2,848,125, thereby resulting in an unrealized loss of $4,219.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation of investments for federal income tax purposes is $1,168,658 (gross unrealized appreciation--$1,478,098; gross unrealized depreciation $309,440).

------------------------------------------------------------
Note 5. Capital

The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MARYLAND SERIES
--------------------------------------------------------------------------------
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................       30,696    $    321,277
Shares issued in reinvestment of
  dividends and distributions......       36,276         380,528
Shares reacquired..................     (516,337)     (5,397,762)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (449,365)     (4,695,957)
Shares issued upon conversion from
  Class B..........................    1,858,567      19,167,920
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,409,202    $ 14,471,963
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................       74,702    $    830,474
Shares issued in reinvestment of
  dividends and distributions......       12,858         143,277
Shares reacquired..................      (85,098)       (937,854)
                                      ----------    ------------
Net increase in shares
  outstanding......................        2,462    $     35,897
                                      ----------    ------------
                                      ----------    ------------

Class B
-----------------------------------
Year ended August 31, 1995:
Shares sold........................      168,521    $  1,765,335
Shares issued in reinvestment of
  dividends and distributions......      133,516       1,361,503
Shares reacquired..................   (1,235,993)    (12,775,937)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................     (933,956)     (9,649,099)
Shares reacquired upon conversion
  into Class A.....................   (1,856,766)    (19,167,920)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (2,790,722)   $(28,817,019)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................      399,067    $  4,473,113
Shares issued in reinvestment of
  dividends and distributions......      228,006       2,542,431
Shares reacquired..................     (772,159)     (8,503,409)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (145,086)   $ (1,487,865)
                                      ----------    ------------
                                      ----------    ------------

Class C                                     Shares     Amount
-----------------------------------------   ------    --------
Year ended August 31, 1995:
Shares sold..............................   3,361     $35,127
Shares issued in reinvestment of
  dividends and distributions............     194       1,987
Shares reacquired........................   (8,221)   (82,615 )
                                            ------    --------
Net decrease in shares outstanding.......   (4,666)   $(45,501)
                                            ------    --------
                                            ------    --------
August 1, 1994* through
  August 31, 1994:
Shares sold..............................   9,549     $101,218
Shares issued in reinvestment of
  dividends..............................       3          31
                                            ------    --------
Net increase in shares outstanding.......   9,552     $101,249
                                            ------    --------
                                            ------    --------

---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                         Class A
                                                   ----------------------------------------------------
                                                                  Year Ended August 31,
                                                   ----------------------------------------------------
                                                    1995        1994        1993       1992       1991
                                                   -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $ 10.66     $ 11.64     $11.11     $10.67     $10.23
                                                   -------     -------     ------     ------     ------
Income from investment operations
Net investment income..........................        .53(a)      .57        .62        .63        .67
Net realized and unrealized gain (loss) on
   investment transactions.....................        .10        (.77)       .65        .44        .44
                                                   -------     -------     ------     ------     ------
   Total from investment operations............        .63        (.20)      1.27       1.07       1.11
                                                   -------     -------     ------     ------     ------
Less distributions
Dividends from net investment income...........       (.53)       (.57)      (.62)      (.63)      (.67)
Distributions from net realized gains..........       (.10)       (.21)      (.12)        --         --
                                                   -------     -------     ------     ------     ------
   Total distributions.........................       (.63)       (.78)      (.74)      (.63)      (.67)
                                                   -------     -------     ------     ------     ------
Net asset value, end of year...................    $ 10.66     $ 10.66     $11.64     $11.11     $10.67
                                                   -------     -------     ------     ------     ------
                                                   -------     -------     ------     ------     ------
TOTAL RETURN(b):...............................       6.32%      (1.75)%    11.89%     10.35%     10.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $17,726      $2,709     $2,930     $1,335       $804
Average net assets (000).......................    $11,341      $2,877     $2,068     $1,080       $518
Ratios to average net assets:
   Expenses, including distribution fees.......       1.30%(a)     .95%       .96%       .96%      1.10%
   Expenses, excluding distribution fees.......       1.20%(a)     .85%       .86%       .86%      1.00%
   Net investment income.......................       4.96%(a)    5.18%      5.51%      5.80%      6.07%
Portfolio turnover rate........................         49%         40%        41%        34%        18%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
          See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MARYLAND SERIES
--------------------------------------------------------------------------------

                                                                                                                 Class C
                                                                           Class B                             ------------
                                                   -------------------------------------------------------         Year
                                                                    Year Ended August 31,                         Ended
                                                   -------------------------------------------------------      August 31,
                                                    1995        1994        1993        1992        1991           1995
                                                   -------     -------     -------     -------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $ 10.67     $ 11.65     $ 11.12     $ 10.68     $ 10.23       $  10.67
                                                   -------     -------     -------     -------     -------         ------
Income from investment operations
Net investment income..........................        .49(a)      .53         .58         .59         .63            .47(a)
Net realized and unrealized gain (loss) on
   investment transactions.....................        .10        (.77)        .65         .44         .45            .10
                                                   -------     -------     -------     -------     -------         ------
   Total from investment operations............        .59        (.24)       1.23        1.03        1.08            .57
                                                   -------     -------     -------     -------     -------         ------
Less distributions
Dividends from net investment income...........       (.49)       (.53)       (.58)       (.59)       (.63)          (.47)
Distributions from net realized gains..........       (.10)       (.21)       (.12)         --          --           (.10)
                                                   -------     -------     -------     -------     -------         ------
   Total distributions.........................       (.59)       (.74)       (.70)       (.59)       (.63)          (.57)
                                                   -------     -------     -------     -------     -------         ------
Net asset value, end of period.................    $ 10.67     $ 10.67     $ 11.65     $ 11.12     $ 10.68       $  10.67
                                                   -------     -------     -------     -------     -------         ------
                                                   -------     -------     -------     -------     -------         ------
TOTAL RETURN(b):...............................       5.88%      (2.13)%     11.43%       9.90%      10.49%          5.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $21,414     $51,198     $57,598     $51,313     $51,110            $52
Average net assets (000).......................    $33,497     $55,223     $53,780     $50,970     $48,422            $58
Ratios to average net assets:
   Expenses, including distribution fees.......       1.55%(a)    1.35%       1.36%       1.37%       1.49%          1.82%(a)
   Expenses, excluding distribution fees.......       1.05%(a)     .85%        .86%        .87%        .99%          1.07%(a)
   Net investment income.......................       4.84%(a)    4.77%       5.11%       5.42%       5.70%          4.55%(a)
Portfolio turnover rate........................         49%         40%         41%         34%         18%            49%

                                                 August 1,
                                                  through
                                                 August 31,
                                                    1994
                                                 ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........   $  10.70
                                                 ----------
Income from investment operations
Net investment income..........................        .05
Net realized and unrealized gain (loss) on
   investment transactions.....................       (.03)
                                                 ----------
   Total from investment operations............        .02
                                                 ----------
Less distributions
Dividends from net investment income...........       (.05)
Distributions from net realized gains..........         --
                                                 ----------
   Total distributions.........................       (.05)
                                                 ----------
Net asset value, end of period.................   $  10.67
                                                 ----------
                                                 ----------
TOTAL RETURN(b):...............................        .07%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................       $102
Average net assets (000).......................        $31
Ratios to average net assets:
   Expenses, including distribution fees.......       2.21%(c)
   Expenses, excluding distribution fees.......       1.47%(c)
   Net investment income.......................       4.75%(c)
Portfolio turnover rate........................         40%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  MARYLAND SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Maryland Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Maryland Series as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Maryland Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
OCTOBER 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--94.4%
------------------------------------------------------------------------------------------------------------------------------
Boston Ind. Dev. Fin. Auth., Swr. Fac. Rev., Harbor Elec.
   Energy Co. Proj.                                              Baa1             7.375%       5/15/15    $ 1,500     $ 1,576,500
Boston Mass., Gen. Oblig., Ser. A, A.M.B.A.C.                    Aaa              7.375        2/01/10      2,000       2,263,320
Boston Mass. Rev., Boston City Hosp., FHA                        Aa               5.75         2/15/23      2,000       1,874,400
Brockton Mass.                                                   Baa              6.125        6/15/18      1,030       1,029,876
Gloucester Mass., Gen. Oblig., F.S.A.                            Aaa              5.50        11/15/13      2,000       1,930,700
Holyoke, Gen. Oblig., Sch. Proj., M.B.I.A.                       Aaa              8.10         6/15/05        700         839,006
Lowell, Gen. Oblig.                                              Aaa              7.625        2/15/10        750(d)      877,485
Lynn Wtr. & Swr. Comn., Gen. Rev., Ser. A, M.B.I.A.              Aaa              7.25        12/01/10      2,100(d)    2,403,597
Mass. St. Gen. Oblig., Ser. A                                    A1               Zero         8/01/06        665         381,717
   Ser. C, F.G.I.C.                                              Aaa              6.00         8/01/09      1,500       1,590,195
   Gen. Oblig., A.M.B.A.C.                                       Aaa              5.00         7/01/12      1,000         920,720
Mass. St. Hlth. & Edl. Fac. Auth. Rev.,
   Beth Israel Hosp. A.M.B.A.C                                   Aaa              8.218        7/01/25      1,500(e)    1,477,500
   Dana Farber Cancer Project Series G/1                         A1               6.25        12/01/22        625         617,663
   Faulkner Hosp., Ser. C                                        Baa1             6.00         7/01/23      1,500       1,317,105
   Holyoke Hosp. Rev.                                            Baa1             6.50         7/01/15      1,500       1,430,835
   Jordan Hosp.                                                  A-(c)            6.875       10/01/22      1,850       1,894,345
   Lahey Clinic, Ser. B, M.B.I.A.                                Aaa              5.375        7/01/23        450         413,829
   Med Academic Scientific A                                     A-(c)            6.625        1/01/15      1,000       1,013,800
   New England Med. Ctr., Ser. E                                 A1               7.875        7/01/11      1,175       1,308,656
   Newton-Wellesley Hosp., M.B.I.A.                              Aaa              5.875        7/01/15      1,000         985,520
   Newton-Wellesley Hosp., M.B.I.A.                              Aaa              6.00         7/01/18      1,000         994,980
   Newton-Wellesley Hosp., Ser. C, B.I.G.                        Aaa              8.00         7/01/18      2,000       2,233,540
   Tufts Univ., Ser. C                                           Aaa              7.40         8/01/18      1,235(d)    1,367,478
   Valley Regl. Hlth. Sys., Ser. B                               Aaa              8.00         7/01/18      1,000(d)    1,167,980
   Valley Regl. Hlth. Sys.                                       AAA(c)           7.00         7/01/10        825         930,435
   Winchester Hosp.                                              AAA(c)           5.75         7/01/24      2,000       1,877,040

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mass. St. Hsg. Fin. Agcy. Rev.,
   Sngl. Fam. Mtge., Ser. 1985A                                  Aa                9.50%      12/01/16   $    415     $   429,508
   Sngl. Fam. Mtge., Ser. 6                                      Aa                8.10       12/01/14      1,755       1,896,699
Mass. St. Ind. Fin. Agcy. Rev.,
   Brooks Sch.                                                   A                 5.95        7/01/23        640         632,211
   Cape Cod Hlth. Sys.                                           Aaa               8.50       11/15/20      2,000       2,402,200
   Springfield College                                           Baa1              5.625       9/15/10        900         829,152
Mass. St. Industrial Fin. Agcy. Rev. Phillips Academy            Aa1               5.375       9/01/23      1,000         920,800
Mass. St. Indl. Fin. Agcy., Poll. Ctrl. Rev., Eastern
   Edison Co. Proj.                                              Baa2              5.875       8/01/08      1,000         991,470
Mass. St. Port Auth. Rev.                                        Aa                5.00        7/01/18      1,000         884,380
Mass. St. Mun. Wholesale Ele. Co. Pwr. Supply Sys. Rev.          Aaa               5.00        7/01/14      1,500       1,349,175
Mass. St. Water Poll. Abatement Trust Water Poll. Rev.           Aa                6.375       2/01/15      1,000       1,028,670
Palmer, Gen. Oblig., Ser. F, A.M.B.A.C.                          Aaa               7.30        3/01/10        500 (d)     565,295
Plymouth Cnty. Corr. Facs. Proj., Cert. of Part., Ser. A         A-(c)             7.00        4/01/22        500         544,430
Puerto Rico Aqueduct & Swr. Auth. Rev., E.T.M.                   Aaa              10.25        7/01/09        400         562,432
Puerto Rico Comnwlth.,
   Gen. Oblig.                                                   Baa1              5.25        7/01/18      1,000         899,290
   Gen. Oblig., A.M.B.A.C.                                       Aaa               7.00        7/01/10      1,000       1,160,650
   Gen. Oblig., F.S.A.                                           Aaa               7.723       7/01/20      1,250 (e)   1,223,437
   Pub. Impvt. Ref.                                              Aaa               7.00        7/01/10        250         290,163
Puerto Rico Elec. Pwr. Auth. Rev. Ser. S                         Baa1              7.00        7/01/06        450         507,632
Puerto Rico Ele. Pwr. Auth. Rev. (Formerly Puerto Rico
   Comnwlth. Water Res. Auth. Pwr. Rev.)                         Baa1              6.125       7/01/09        500         518,180
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund, Ser. A                                                  NR                7.25       10/01/18        400         421,984
                                                                                                                      -----------
Total long-term investments (cost $48,941,217)                                                                         52,775,980
                                                                                                                      -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--8.2%
Mass. Comnwlth., Ded. Inc.Tax, F.R.D.D., Ser. 90B                VMIG1             3.20%       9/01/95   $  2,900     $ 2,900,000
Mass. Ind. Fin. Agcy. Ind. Rev., Showa Womens Inst. Inc.,
   F.R.D.D.,
   Ser. 94                                                       VMIG1             3.40        9/01/95      1,000       1,000,000
Puerto Rico Comnwlth., Dev. Bank., F.R.W.D., Ser. 85             VMIG1             3.20        9/06/95        700         700,000
                                                                                                                      -----------
Total short-term investments (cost $4,600,000)                                                                          4,600,000
                                                                                                                      -----------
Total Investments--102.6%
(cost $53,541,217; Note 4)                                                                                             57,375,980
Other assets in excess of liabilities--(2.6)%                                                                          (1,470,047)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $55,905,933
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance
    Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Association.
    F.H.A.--Federal Housing Administration.
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) Prerefunded issues are secured by escrowed cash and direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $53,541,217)......................................................................      $57,375,980
Interest receivable...........................................................................................          684,875
Deferred expenses and other assets............................................................................            2,214
                                                                                                                    -----------
   Total assets...............................................................................................       58,063,069
                                                                                                                    -----------
Liabilities
Bank overdraft................................................................................................          103,004
Payable for investments purchased.............................................................................        1,951,233
Payable for Fund shares reacquired............................................................................           30,015
Dividends payable.............................................................................................           29,425
Due to Manager................................................................................................           21,155
Due to Distributors...........................................................................................           14,341
Accrued expenses..............................................................................................            6,363
Deferred trustees' fees.......................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................        2,157,136
                                                                                                                    -----------
Net Assets....................................................................................................      $55,905,933
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    48,077
   Paid-in capital in excess of par...........................................................................       52,152,628
                                                                                                                    -----------
                                                                                                                     52,200,705
   Accumulated net realized loss on investments...............................................................         (129,535)
   Net unrealized appreciation on investments.................................................................        3,834,763
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $55,905,933
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($27,524,632 / 2,366,271 shares of beneficial interest issued and outstanding)..........................           $11.63
   Maximum sales charge (3% of offering price)................................................................              .36
                                                                                                                    -----------
   Maximum offering price to public...........................................................................           $11.99
                                                                                                                    -----------
                                                                                                                    -----------
Class B:
   Net asset value, offering price and redemption price per share
      ($28,366,921 / 2,440,169 shares of beneficial interest issued and outstanding)..........................           $11.62
                                                                                                                    -----------
                                                                                                                    -----------
Class C:
   Net asset value, offer price and redemption price per share
      ($14,380 / 1,237 shares of beneficial interest issued and outstanding)..................................           $11.62
                                                                                                                    -----------
                                                                                                                    -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $ 3,685,338
                                               ---------------
Expenses
   Management fee, net of waiver of
      $18,492...............................         258,040
   Distribution fee--Class A................          15,837
   Distribution fee--Class B................         197,277
   Distribution fee--Class C................             104
   Custodian's fees and expenses............          85,000
   Transfer agent's fees and expenses.......          38,000
   Reports to shareholders..................          27,400
   Registration fees........................          20,500
   Audit fee................................          11,000
   Legal fees...............................          21,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           8,867
                                               ---------------
      Total expenses........................         686,225
      Less: custodian fee credit............          (3,722)
                                               ---------------
      Net expenses..........................         682,503
                                               ---------------
Net investment income.......................       3,002,835
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         327,609
   Financial futures contract
      transactions..........................         (20,626)
   Options purchased........................         (12,625)
                                               ---------------
                                                     294,358
                                               ---------------
Net change in unrealized appreciation on:
   Investments..............................         871,511
                                               ---------------
Net gain on investments.....................       1,165,869
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,168,704
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                            1995           1994
                                       -------        -------
Operations
   Net investment income............  $ 3,002,835    $ 3,240,965
   Net realized gain (loss) on
      investment transactions.......      294,358       (262,240)
   Net change in unrealized
      appreciation/depreciation of
      investments...................      871,511     (3,647,136)
                                      -----------    -----------
   Net increase (decrease) in net
      assets resulting from
      operations....................    4,168,704       (668,411)
                                      -----------    -----------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A.......................     (884,881)      (144,412)
      Class B.......................   (2,117,251)    (3,096,493)
      Class C.......................         (703)           (60)
                                      -----------    -----------
                                       (3,002,835)    (3,240,965)
                                      -----------    -----------
   Distributions from net realized
      gains
      Class A.......................           --        (16,934)
      Class B.......................           --       (376,754)
                                      -----------    -----------
                                               --       (393,688)
                                      -----------    -----------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold....    3,105,413      7,355,596
   Net asset value of shares issued
      in reinvestment of
      dividends.....................    1,755,219      2,173,313
   Cost of shares reacquired........   (7,833,814)   (10,958,113)
                                      -----------    -----------
   Net decrease in net assets from
      Series share transactions.....   (2,973,182)    (1,429,204)
                                      -----------    -----------
Total decrease......................   (1,807,313)    (5,732,268)
Net Assets
Beginning of year...................   57,713,246     63,445,514
                                      -----------    -----------
End of year.........................  $55,905,933    $57,713,246
                                      -----------    -----------
                                      -----------    -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $18,492 ($0.003 per share; .03% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $6,800 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $69,000 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1995, the Series incurred fees of approximately $24,500 for the services of PMFS. As of August 31, 1995, approximately $2,200 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995, were $19,262,334 and $23,901,769, respectively.
The cost basis of investments for federal income tax purposes, at August 31, 1995, was $53,650,045 and, accordingly, net unrealized appreciation of investments, including short-term investments for federal income tax purposes was $3,725,935 (gross unrealized appreciation--$3,855,820, gross unrealized depreciation--$129,885).

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
The Fund will elect to treat net capital losses of approximately $975,100 incurred in the ten month period ended August 31, 1995 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      32,229    $    365,268
Shares issued in reinvestment of
  dividends.........................      44,959         516,523
Shares reacquired...................    (153,318)     (1,754,945)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (76,130)       (873,154)
Shares issued upon conversion from
  Class B...........................   2,240,731      25,201,555
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,164,601    $ 24,328,401
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................      79,658    $    955,193
Shares issued in reinvestment of
  dividends and distributions.......       7,338          86,177
Shares reacquired...................     (76,352)       (888,834)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      10,644    $    152,536
                                      ----------    ------------
                                      ----------    ------------

Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     241,751    $  2,725,137
Shares issued in reinvestment of
  dividends.........................     111,056       1,237,961
Shares reacquired...................    (546,923)     (6,076,741)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (194,116)     (2,113,643)
Shares reacquired upon conversion
  into Class A......................  (2,242,679)    (25,201,555)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,436,795)   $(27,315,198)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     533,589    $  6,293,496
Shares issued in reinvestment of
  dividends and distributions.......     177,548       2,087,119
Shares reacquired...................    (857,454)     (9,963,041)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................    (146,317)   $ (1,582,426)
                                      ----------    ------------
                                      ----------    ------------

Class C
------------------------------------
Year ended August 31, 1995:
Shares sold.........................       1,340    $     15,008
Shares issued in reinvestment of
  dividends.........................          65             735
Shares reacquired...................        (187)         (2,128)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       1,218    $     13,615
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through August 31,
  1994:
Shares sold.........................       9,403    $    106,907
Shares issued in reinvestment of
  dividends.........................           1              17
Shares reacquired...................      (9,385)       (106,238)
                                      ----------    ------------
Net increase in shares
  outstanding.......................          19    $        686
                                      ----------    ------------
                                      ----------    ------------
---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                          Class A
                                                    ---------------------------------------------------
                                                                   Year Ended August 31,
                                                    ---------------------------------------------------
                                                     1995        1994       1993       1992       1991
                                                    -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..............    $ 11.37     $12.17     $11.50     $10.94     $10.44
                                                    -------     ------     ------     ------     ------
Income from investment operations
Net investment income...........................        .65(a)     .67        .68        .69        .70
Net realized and unrealized gain (loss) on
   investment transactions......................        .26       (.73)       .67        .56        .50
                                                    -------     ------     ------     ------     ------
   Total from investment operations.............        .91       (.06)      1.35       1.25       1.20
                                                    -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income............       (.65)      (.67)      (.68)      (.69)      (.70)
Distributions from net realized gains...........         --       (.07)        --         --         --
                                                    -------     ------     ------     ------     ------
   Total distributions..........................       (.65)      (.74)      (.68)      (.69)      (.70)
                                                    -------     ------     ------     ------     ------
Net asset value, end of year....................    $ 11.63     $11.37     $12.17     $11.50     $10.94
                                                    -------     ------     ------     ------     ------
                                                    -------     ------     ------     ------     ------
TOTAL RETURN(b):................................       8.33%      (.58)%    12.10%     11.76%     11.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...................    $27,525     $2,293     $2,325     $  903     $  665
Average net assets (000)........................    $15,837     $2,578     $1,336     $  770     $  344
Ratios to average net assets:
   Expenses, including distribution fees........        .97%(a)    .87%       .95%       .99%      1.05%
   Expenses, excluding distribution fees........        .87%(a)    .77%       .85%       .89%       .95%
   Net investment income........................       5.59%(a)   5.60%      5.79%      6.14%      6.53%
Portfolio turnover rate.........................         36%        33%        56%        32%        34%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            MASSACHUSETTS SERIES
--------------------------------------------------------------------------------

                                                                                                                 Class C
                                                                                                                ----------
                                                                            Class B                             Year Ended
                                                    -------------------------------------------------------     August 31,
                                                     1995        1994        1993        1992        1991          1995
                                                    -------     -------     -------     -------     -------      ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $ 11.36     $ 12.17     $ 11.49     $ 10.94     $ 10.44       $11.36
                                                    -------     -------     -------     -------     -------      -------
Income from investment operations
Net investment income...........................        .60(a)      .61         .63         .64         .65          .57(a)
Net realized and unrealized gain (loss) on
   investment transactions......................        .26        (.74)        .68         .55         .50          .26
                                                    -------     -------     -------     -------     -------      -------
   Total from investment operations.............        .86        (.13)       1.31        1.19        1.15          .83
                                                    -------     -------     -------     -------     -------      -------
Less distributions
Dividends from net investment income............       (.60)       (.61)       (.63)       (.64)       (.65)        (.57)
Distributions from net realized gains...........         --        (.07)         --          --          --           --
                                                    -------     -------     -------     -------     -------      -------
   Total distributions..........................       (.60)       (.68)       (.63)       (.64)       (.65)        (.57)
                                                    -------     -------     -------     -------     -------      -------
Net asset value, end of period..................    $ 11.62     $ 11.36     $ 12.17     $ 11.49     $ 10.94       $11.62
                                                    -------     -------     -------     -------     -------      -------
                                                    -------     -------     -------     -------     -------      -------
TOTAL RETURN(b):................................       7.90%      (1.15)%     11.77%      11.23%      11.38%        7.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $28,367     $55,420     $61,121     $53,449     $49,641       $   14
Average net assets (000)........................    $39,455     $59,544     $55,965     $50,607     $49,083       $   14
Ratios to average net assets:
   Expenses, including distribution fees........       1.34%(a)    1.27%       1.35%       1.39%       1.45%        1.60%(a)
   Expenses, excluding distribution fees........        .84%(a)     .77%        .85%        .89%        .95%         .85%(a)
   Net investment income........................       5.37%(a)    5.20%       5.39%       5.74%       6.13%        5.07%(a)
Portfolio turnover rate.........................         36%         33%         56%         32%         34%          36%

                                                  August 1,
                                                   1994(d)
                                                   through
                                                  August 31,
                                                     1994
                                                     -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period............    $11.41
                                                     -----

Income from investment operations
Net investment income...........................       .04
Net realized and unrealized gain (loss) on
   investment transactions......................     (.05)
                                                     -----

   Total from investment operations.............     (.01)
                                                     -----

Less distributions
Dividends from net investment income............     (.04)
Distributions from net realized gains...........        --
                                                     -----

   Total distributions..........................     (.04)
                                                     -----

Net asset value, end of period..................    $11.36
                                                     -----
                                                     -----

TOTAL RETURN(b):................................    (0.27)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).................    $  216(e)
Average net assets (000)........................    $   15(e)
Ratios to average net assets:
   Expenses, including distribution fees........      1.57%(c)
   Expenses, excluding distribution fees........       .82%(c)
   Net investment income........................      5.06%(c)
Portfolio turnover rate.........................        33%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Amounts are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    MASSACHUSETTS SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--102.4%
------------------------------------------------------------------------------------------------------------------------------
Boston Wtr. & Swr. Comn.,
   Ser. 85A, F.R.W.D.                                            VMIG1            3.40%        9/06/95    $   400     $   400,000
   Ser. 94A, F.R.W.D.                                            VMIG1            3.45         9/07/95      2,400       2,400,000
Dist. of Columbia, Gen. Oblig., Ser. 92A-3, F.R.D.D.             VMIG1            3.70         9/01/95        600         600,000
Greenfield Mass. Unlimited Tax Gen. Oblig., Ser. 91              Aaa              8.00        10/15/95        725         727,578
Gulf Coast Ind. Dev. Auth., Citgo Petroleum, Ser. 95,
   F.R.D.D.                                                      VMIG1            3.70         9/01/95        400         400,000
Holyoke Poll. Ctrl. Rev., Ser. 88, F.R.W.D.                      A-1+*            3.40         9/06/95        700         700,000
Jackson County Miss. Ind. Swg. Facs. Rev., Chevron Inc.
   Project, Ser. 94, F.R.D>D.                                    P1               3.65         9/01/95      2,200       2,200,000
Marlborough Mass., B.A.N                                         NR               3.75         2/29/96      2,000       2,002,336
Mass. Bay Trans. Auth.,
   Ser. A, T.E.C.P.                                              P1               3.75         9/15/95      1,500       1,500,000
   Ser. B, Notes                                                 MIG2             5.00         9/08/95        250         250,050
   Ser. C, T.E.C.P.                                              A-1+*            3.85        10/13/95      1,000       1,000,000
   Ser. 84A, S.E.M.O.T.                                          VMIG1            3.75         3/01/96      1,000       1,000,000
Mass. Comnwlth., Ded. Inc.Tax, Ser., 90B, F.R.D.D.               VMIG1            3.20         9/01/95      1,350       1,350,000
Mass. Edl. Loan & Auth., Ser. 95A, F.R.W.D.                      NR               3.15         9/06/95      1,500       1,500,000
Mass. Hlth. & Edl. Facs. Auth. Rev.,
   Boston Univ. Ser. 85H, T.E.C.P.                               VMIG1            3.70         9/07/95      2,000       2,000,000
   Cap. Asset Prog., Ser. D, F.R.W.D.                            VMIG1            3.35         9/06/95      2,000       2,000,000
   Cap. Asset Prog., Ser. 85B, F.R.D.D.                          VMIG1            3.35         9/01/95        500         500,000
   Cap. Asset Prog., Ser. 85C, F.R.D.D.                          VMIG1            3.35         9/01/95      1,500       1,500,000
   Harvard Univ., Ser. 85                                        Aaa              8.75        12/01/95      1,000(d)    1,013,003
   Harvard Univ., Ser. 89L, T.E.C.P.                             VMIG1            3.50        10/20/95      1,000       1,000,000
Mass. Hsg. Fin. Agcy. Rev.,
   Ser. 94A, F.R.W.D.                                            NR               3.65         9/07/95      1,000       1,000,000
   Sngl. Fam. Hsg. Rev. Bds., Ser. 5, Q.T.R.O.T.                 Aaa              3.80        12/01/95        975         975,000
   Sngl. Fam. Hsg. Rev. Bds., F.R.W.D.                           NR               3.65         9/07/95        960         960,000
Mass. Ind. Fin. Agcy. Ind. Rev.,
   Riverdale Mills, Ser. 95, F.R.W.D.                            NR               3.70         9/07/95      1,500       1,500,000
   New England Deaconess Proj., Ser. 93B, F.R.W.D.               VMIG1            3.15         9/06/95        300         300,000
   New England Pwr. Co., Ser. 93A, T.E.C.P.                      VMIG1            3.80        12/06/95      2,200       2,200,000
   Ocean Spray Cranberry, A.O.T.                                 NR               4.30        10/15/95      1,700       1,700,000
   Showa Womens Inst. Inc., Ser. 94, F.R.D.D.                    VMIG1            3.40         9/01/95      4,350       4,350,000
   United Med. Corp., Ser. 92 F.R.W.D.                           P1               3.55         9/06/95        800         800,000
Mass. Ind. Fin. Agcy. Res. Rec. Rev., Ogden Haverhill
   Proj., Ser. 92A, F.R.W.D.                                     VMIG1            3.25         9/06/95      1,000       1,000,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Mass. Mun. Whsl. Elec. Co., Pwr. Supply Sys. Rev., Ser.
   94C, F.R.W.D.                                                 VMIG1            3.50%        9/06/95    $ 1,500     $ 1,500,000
Mass. Port Auth. Rev., Multi Modal, Ser. 95B, F.R.D.D.           VMIG1            3.35         9/01/95      3,300       3,300,000
Mass. Wtr. Res. Auth., T.E.C.P.                                  P1               3.55         9/27/95      1,100       1,100,000
Mass. Wtr. Res. Auth., T.E.C.P.                                  P1               3.60        10/27/95      1,000       1,000,000
Peabody Mass., Ser. 95                                           Aa1              5.40         7/15/96        650         659,156
Puerto Rico Comnwlth.,
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                           A-1+*            4.10         9/08/95      1,000       1,000,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                           A-1+*            3.60         9/11/95      1,000       1,000,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                           A-1+*            3.50        10/05/95      1,000       1,000,000
Puerto Rico Ind. Med. & Environ. Facs.,
   Inter Amer. Proj., Ser. 88, T.E.C.P.                          VMIG1            3.65        10/06/95        300         300,000
   Reynolds Metal Co. Proj., Ser. 83A, A.O.T.                    P1               3.75         9/01/96      2,000       1,995,140
   Schering-Plough Corp., Ser. 83A, A.O.T.                       Aa3              4.35        12/01/95      2,000       1,998,070
Puerto Rico Public Bldgs. Auth. Rev., Ser. 34, F.R.W.D.          A-1+*            3.60         9/07/95      1,000       1,000,000
Revere Hsg. Auth., Multifamily Mtge. Rev., Waters Edge
   Proj., Ser. 91C, F.R.W.D.                                     A-1*             3.90         9/01/95      1,990       1,990,000
St. Lucie Co., Ser. 93, T.E.C.P.                                 VMIG1            3.65        10/30/95      1,500       1,500,000
                                                                                                                      -----------
Total Investments--102.4%
(amortized cost-$58,170,333(c))                                                                                        58,170,333
Liabilities in excess of other assets--(2.4)%                                                                          (1,348,520)
                                                                                                                      -----------
Net Assets--100%                                                                                                      $56,821,813
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.O.T.--Annual Optional Tender
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b)
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b)
    Q.T.R.O.T.--Quarterly Tax & Reserve Optional Tender S.E.M.O.T.--Semi-Monthly Tender Offer
    T.E.C.P.--Tax-Exempt Commercial Paper
 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
   * Standard & Poor's rating.
NR--Not Rated by Moody's or Standard and Poor's ratings.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value................................................      $58,170,333
Cash..........................................................................................................           32,360
Receivable for investments sold...............................................................................        3,327,006
Interest receivable...........................................................................................          295,385
Receivable for Fund shares sold...............................................................................          120,839
Deferred expenses and other assets............................................................................           11,723
                                                                                                                    -----------
   Total assets...............................................................................................       61,957,646
                                                                                                                    -----------
Liabilities
Payable for investments purchased.............................................................................        3,979,646
Payable for Fund shares reacquired............................................................................        1,076,102
Accrued expenses..............................................................................................           44,569
Dividends payable.............................................................................................           24,245
Management fee payable........................................................................................            6,256
Distribution fee payable......................................................................................            3,415
Deferred Trustees' fees.......................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................        5,135,833
                                                                                                                    -----------
Net Assets....................................................................................................      $56,821,813
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value...........................................................      $   568,218
   Paid-in capital in excess of par...........................................................................       56,253,595
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $56,821,813
                                                                                                                    -----------
                                                                                                                    -----------
Net asset value, offering price and redemption price per share ($56,821,813 / 56,821,813 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized).........................            $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest.................................     $ 1,594,584
                                               ---------------
Expenses
   Management fee, net of waiver of
      $160,946..............................          53,649
   Distribution fee.........................          53,649
   Custodian's fees and expenses............          65,000
   Transfer agent's fees and expenses.......          27,000
   Reports to shareholders..................          17,000
   Registration fees........................          15,000
   Amortization of organization expenses....          12,151
   Audit fee................................          10,500
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           1,983
                                               ---------------
      Total expenses........................         269,132
Less: custodian fee credit..................         (23,554)
                                               ---------------
      Net expenses..........................         245,578
                                               ---------------
Net investment income.......................       1,349,006
                                               ---------------
Realized Loss on investments
Net realized loss on investment
   transactions.............................            (663)
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 1,348,343
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
MASSACHUSETTS MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase                              Year Ended August 31,
in Net Assets                         1995             1994
Operations
   Net investment income........  $   1,349,006    $     789,061
   Net realized loss on
      investment transactions...           (663)              --
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      1,348,343          789,061
                                  -------------    -------------
Dividends to shareholders (Note
   1)...........................     (1,348,343)        (789,061)
                                  -------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold......................    209,358,640      147,907,523
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      1,276,924          757,067
   Cost of shares reacquired....   (191,091,855)    (147,994,192)
                                  -------------    -------------
   Net increase in net assets
      from Series share
      transactions..............     19,543,709          670,398
                                  -------------    -------------
Total increase..................     19,543,709          670,398
Net Assets
Beginning of year...............     37,278,104       36,607,706
                                  -------------    -------------
End of year.....................  $  56,821,813    $  37,278,104
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Massachusetts Money Market Series (the ``Series'') commenced investment operations on August 5, 1991. The Series is non-diversified and seeks to provide the highest level of income that is exempt from Massachusetts State, local and federal income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred approximately $51,000 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending July 1996.

Custody Fee Credits: The Series has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the fiscal year ended August 31, 1995, PMF voluntarily waived 75% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995 amounted to $160,946 ($.003 per share; .375% of average net assets).

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $24,000 for the services of PMFS. As of August 31, 1995, approximately $1,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also includes certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                                                August 5,
                                                                                                                 1991(a)
                                                                           Year Ended August 31,                 through
                                                                -------------------------------------------     August 31,
                                                                 1995        1994        1993        1992          1991
                                                                -------     -------     -------     -------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  1.00     $  1.00     $  1.00     $  1.00       $ 1.00
Net investment income and realized gains(c).................       .031        .019        .021        .034         .003
Dividends and distributions to shareholders.................      (.031)      (.019)      (.021)      (.034)       (.003)
                                                                -------     -------     -------     -------        -----
Net asset value, end of period..............................    $  1.00     $  1.00     $  1.00     $  1.00       $ 1.00
                                                                -------     -------     -------     -------        -----
                                                                -------     -------     -------     -------        -----
TOTAL RETURN(d):............................................       3.10%       1.89%       2.17%       3.44%        0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).............................    $56,822     $37,278     $36,608     $18,019       $6,365
Average net assets (000)....................................    $42,919     $42,427     $32,246     $15,477       $3,200
Ratio to average net assets:(c)
   Expenses, including distribution fee.....................       .627%       .620%       .365%       .125%        .125%(b)
   Expenses, excluding distribution fee.....................       .502%       .495%       .240%        .00%         .00%(b)
   Net investment income....................................       3.14%       1.86%       2.11%       3.20%        4.46%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  MASSACHUSETTS MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Massachusetts Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period August 5, 1991 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Massachusetts Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--96.7%
------------------------------------------------------------------------------------------------------------------------------
Adams Twnshp. Sch. Dist. Rev., Gen. Oblig., A.M.B.A.C.           Aaa              6.60%        5/01/24   $  1,000     $ 1,053,750
Arpt. Michigan Comm. Sch. Dist., A.M.B.A.C.                      Aaa              5.125        5/01/22      1,535       1,377,877
Breitung Twnshp. Sch. Dist. Rev., Gen. Oblig., M.B.I.A.          Aaa              6.30         5/01/15        250         257,363
Canton Charter Twnshp. Bldg. Auth.,
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/11        450         398,214
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/12        450         393,610
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/13        500         432,205
   Wayne Cnty. Golf Course, F.S.A.                               Aaa              4.75         1/01/14        500         430,530
Central Michigan Univ. Rev.                                      A                7.00        10/01/10        700 (b)     789,509
Chippewa Valley Sch. Dist., F.G.I.C.                             Aaa              5.00         5/01/21      2,400       2,118,888
Detroit Econ. Dev. Corp., Res. Rec. Rev., Ser. A, F.S.A.         Aaa              6.875        5/01/09      1,000       1,078,730
Detroit Wtr. Supply Sys. Rev.,
   F.G.I.C.                                                      Aaa              4.75         7/01/19      1,000         843,610
   F.G.I.C.                                                      Aaa              5.00         7/01/23      1,250       1,098,550
Detroit Sewage Disp. Rev., F.G.I.C.                              Aaa              5.70         7/01/23      2,000       1,895,860
Detroit St. Aid, Gen. Oblig.                                     Baa              5.625        5/01/97      1,500       1,523,325
Dickinson Cnty., Mem. Hosp. Sys. Rev.                            Ba1              8.00        11/01/14      1,000       1,013,800
Ferris St. Univ. Gen. Rev., A.M.B.A.C.                           Aaa              5.80        10/01/05        440         467,949
Grand Rapids San. Swr. Sys. Rev.                                 A1               7.00         1/01/16        500         533,925
Guam Pwr. Auth. Rev., Ser. A                                     BBB(e)           6.625       10/01/14      1,000       1,024,770
Holland Sch. Dist., A.M.B.A.C.                                   Aaa              Zero         5/01/15      2,400         732,648
Huron Valley Sch. Dist., Gen. Oblig., F.G.I.C.                   Aaa              Zero         5/01/10      3,500       1,487,500
Jackson Cnty., Hosp. Fin. Auth. Rev., Ser. A, F.G.I.C.           Aaa              5.25         6/01/23      1,500       1,350,555
Kent Hosp. Fac. Fin. Auth. Rev., Blodgette Mem. Med. Ctr.,
   Ser. A                                                        A                7.25         7/01/05        500         540,100
Lincoln Sch. Dist., Gen. Oblig., F.G.I.C.                        Aaa              5.80         5/01/14        500         494,335
Michigan Higher Ed., Student Loan Auth. Rev., Ser. XIII-A,
   M.B.I.A.                                                      Aaa              7.55        10/01/08        500         546,875
Michigan Pub. Pwr. Agcy. Rev.,
   Belle River Proj., Ser. A                                     A1               5.25         1/01/18      1,250       1,132,500
   Belle River Proj.                                             A1               5.00         1/01/19      1,000         870,670
Michigan St. Hosp. Fin. Auth. Rev.,
   Bay Med. Ctr., Ser. A                                         Baa1             8.25         7/01/12      2,000       2,136,180
   Henry Ford Hosp.                                              Aaa              9.00         5/01/08      2,340       2,961,130
   Hosp. Genesys Hlth. Sys.                                      Baa              8.125       10/01/21      1,000       1,074,550
   Hosp. Genesys Hlth. Sys.                                      Baa              7.50        10/01/27        500         510,930
   Hosp. Pontiac Osteopathic, Ser. A                             Baa1             6.00         2/01/24        900         785,583
   McLaren Obligated Group, Ser. A                               Aaa              7.50         9/15/21        800(b)      935,104
   Oakwood Hosp. Obligated Group, F.G.I.C.                       Aaa              6.95         7/01/02      1,000(b)(c) 1,123,260
   Sisters of Mercy, Ser. H, M.B.I.A.                            Aaa              7.50         8/15/07      2,000       2,179,100

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Michigan St. Hsg. Dev. Auth. Rev.,
   Multifamily Mtge. Insured Hsg., Ser. A                        A+(e)            7.15%        4/01/10   $  1,000     $ 1,057,640
   Multifamily Mtge. Insured Hsg., Ser. A                        A+(e)            7.70         4/01/23        500         532,010
   Sngl. Fam. Mtge., Ser. A                                      AA(e)            7.70        12/01/16        370         397,361
Michigan St. Strategic Fund Ltd. Obligated Rev.,
   Waste Mgmt. Inc. Proj.                                        A1               6.625       12/01/12      2,000       2,066,000
Michigan St. Trunk Line Hwy.,
   Ser. A, A.M.B.A.C.                                            Aaa              Zero        10/01/05      2,600       1,534,234
   Ser. A, A.M.B.A.C.                                            Aaa              Zero        10/01/06      1,250         691,012
Michigan St. Univ. Rev., Ser. A                                  A1               5.50         8/15/22        640         590,278
Monroe Cnty. Poll. Ctrl. Rev., Detroit Edison Co., F.G.I.C.      Aaa              7.65         9/01/20      2,000       2,248,940
Mt. Pleasant Wtr. Rev., Wtr. & Swr.,
   M.B.I.A.                                                      Aaa              5.00         2/01/22        520         458,354
   M.B.I.A.                                                      Aaa              4.00         2/01/23        550         401,715
   M.B.I.A.                                                      Aaa              4.00         2/01/24        585         425,061
Oak Park, Gen. Oblig.,
   A.M.B.A.C.                                                    Aaa              7.00         5/01/11        375(b)      429,128
   A.M.B.A.C.                                                    Aaa              7.00         5/01/12        400(b)      457,736
Oakland Cnty., Leuders Drainage Dept., A.M.B.A.C.                Aaa              5.50         5/01/09        350         348,971
Oakland Univ. Rev., Gen. Oblig., M.B.I.A.                        Aaa              5.75         5/15/26      1,400       1,358,644
Posen Cons. Sch. Dist., Sch. Dist. No. 9, M.B.I.A.               Aaa              6.75         5/01/22      1,000       1,076,060
Puerto Rico Commonwlth. Hwy. Auth. Rev.,
   Ser. Q                                                        Baa1             7.75         7/01/16      1,500(b)    1,742,595
   M.B.I.A.                                                      Aaa              5.782        7/01/08      2,000       2,068,460
Puerto Rico Elec. Pwr. Auth. Rev., Ser. N                        Baa1             7.125        7/01/14        920         992,395
Puerto Rico Ind., Tourist, Edu., Med. & Envir. Ctrl. Facs.,
   Hosp. Auxilio Mutuo Oblig. Grp. A, M.B.I.A.                   Aaa              6.25         7/01/24      1,000       1,021,880
Saginaw Valley St. Univ. Gen. Rev., M.B.I.A.                     Aaa              5.375        7/01/16        790         744,172
St. Clair Cnty., Wtr. Supply Sys. No. VII, IRA Township,
   A.M.B.A.C.                                                    Aaa              5.25         7/01/15      1,000         901,820
Tri-Cnty. Area Schs., Gen. Oblig., F.G.I.C.                      Aaa              5.25         5/01/20      2,000       1,834,400
Univ. of Michigan Major Cap. Proj. Rev.                          Aa1              5.50         4/01/13        355         341,446
Univ. of Michigan Rev.,
   Pkg. Sys. Rfdg.                                               Aa               5.00         6/01/15        500         445,195
Virgin Islands Pub. Fin. Auth. Rev., Matching Loan Notes,
   Ser. A                                                        NR               7.25        10/01/18        500         527,480
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A        NR               7.40         7/01/11        500         531,620
Warren Cons. Sch. Dist., Consolidated Sch. Dist., Ser. II,
   F.G.I.C.                                                      Aaa              5.25         5/01/21      1,000         915,740
Wayne Cnty. Arpt. Rev., M.B.I.A.                                 Aaa              6.125       12/01/24        500         502,565
Wayne Cnty. Bldg. Auth., Ser. A                                  Baa              8.00         3/01/17      1,250(b)    1,491,013
Western Michigan Univ. Gen. Rev., F.G.I.C.                       Aaa              5.00         7/15/21        500         441,240
Wyandotte Elec. Rev., M.B.I.A.                                   Aaa              6.25        10/01/08      2,000       2,185,460
                                                                                                                      -----------
Total long-term investments (cost $63,241,333)                                                                         66,354,110

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--0.3%
Michigan Strategic Fund Poll. Ctrl. Rev., Consumers Pwr.
   Proj., F.R.D.D., Ser. 88A
   (cost $200,000)                                               P-1              3.55%        9/01/95   $    200     $   200,000
                                                                                                                      -----------
Total Investments--97.0%
(cost $63,441,333; Note 4)                                                                                             66,554,110
Other assets in excess of liabilities--3.0%                                                                             2,029,503
                                                                                                                      -----------
Net Assets--100%                                                                                                      $68,583,613
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note(d).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
 (b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (c) Pledged as initial margin on financial futures contracts.
 (d) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (e) Standard & Poor's rating.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            MICHIGAN SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $63,441,333)......................................................................      $66,554,110
Cash..........................................................................................................           60,311
Interest receivable...........................................................................................        1,077,967
Receivable for investments sold...............................................................................        1,044,792
Receivable for Fund shares sold...............................................................................           16,297
Other assets..................................................................................................            1,814
                                                                                                                    -----------
   Total assets...............................................................................................       68,755,291
                                                                                                                    -----------
Liabilities
Accrued expenses..............................................................................................           50,427
Dividends payable.............................................................................................           35,908
Management fee payable........................................................................................           25,921
Payable for Fund shares reacquired............................................................................           23,957
Distribution fee payable......................................................................................           19,803
Due to broker-variation margin payable........................................................................           14,062
Deferred trustee fees.........................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................          171,678
                                                                                                                    -----------
Net Assets....................................................................................................      $68,583,613
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    57,725
   Paid-in capital in excess of par...........................................................................       64,831,781
                                                                                                                    -----------
                                                                                                                     64,889,506
   Accumulated net realized gain on investments...............................................................          598,830
   Net unrealized appreciation on investments.................................................................        3,095,277
                                                                                                                    -----------
   Net assets, August 31, 1995................................................................................      $68,583,613
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($27,024,496 / 2,273,555 shares of beneficial interest issued and outstanding)..........................           $11.89
   Maximum sales charge (3.0% of offering price)..............................................................              .37
                                                                                                                    -----------
   Maximum offering price to public...........................................................................           $12.26
                                                                                                                    -----------
                                                                                                                    -----------
Class B:
   Net asset value, offering price and redemption price per share
      ($41,459,262 / 3,490,489 shares of beneficial interest issued and outstanding)..........................           $11.88
                                                                                                                    -----------
                                                                                                                    -----------
Class C:
   Net asset value, offering price and redemption price per share
      ($99,855 / 8,407 shares of beneficial interest issued and outstanding)..................................           $11.88
                                                                                                                    -----------
                                                                                                                    -----------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL MUNICIPAL SERIES FUND
MICHIGAN SERIES                              MICHIGAN SERIES
Statement of Operations                      Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
Income
   Interest.................................     $ 4,423,046
                                               ---------------
Expenses
   Management fee, net waiver of $22,911....         323,133
   Distribution fee--Class A................          16,932
   Distribution fee--Class B................         261,080
   Distribution fee--Class C................             458
   Custodian's fees and expenses............          94,000
   Reports to shareholders..................          65,000
   Transfer agent's fees and expenses.......          57,000
   Registration fees........................          42,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustees' fees...........................           3,200
   Miscellaneous............................           7,168
                                               ---------------
      Total expenses........................         890,971
   Less: custodian fee credit...............          (2,591)
                                               ---------------
      Net expenses..........................         888,380
                                               ---------------
Net investment income.......................       3,534,666
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................       1,174,983
   Financial futures contract
      transactions..........................        (329,952)
                                               ---------------
                                                     845,031
                                               ---------------
Net change in unrealized
   appreciation/depreciation of:
   Investments..............................        (146,487)
   Financial futures contracts..............          38,125
                                               ---------------
                                                    (108,362)
                                               ---------------
Net gain on investments.....................         736,669
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 4,271,335
                                               ---------------
                                               ---------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $  3,534,666    $  3,752,311
   Net realized gain on investment
      transactions................       845,031         455,336
   Net change in unrealized
      appreciation/depreciation of
      investments.................      (108,362)     (4,917,813)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     4,271,335        (710,166)
                                    ------------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A.....................      (898,307)       (237,966)
      Class B.....................    (2,633,512)     (3,514,345)
      Class C.....................        (2,847)             --
                                    ------------    ------------
                                      (3,534,666)     (3,752,311)
                                    ------------    ------------
   Distributions from net realized
      gains
      Class A.....................       (12,146)        (25,697)
      Class B.....................      (177,027)       (429,245)
      Class C.....................           (43)             --
                                    ------------    ------------
                                        (189,216)       (454,942)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold........................     4,796,012      13,225,456
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     2,351,573       2,730,066
   Cost of shares reacquired......   (13,930,082)    (10,334,965)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................    (6,782,497)      5,620,557
                                    ------------    ------------
Total increase (decrease).........    (6,235,044)        703,138
Net Assets
Beginning of year.................    74,818,657      74,115,519
                                    ------------    ------------
End of year.......................  $ 68,583,613    $ 74,818,657
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MICHIGAN SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Michigan Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge it's existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required. Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MICHIGAN SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $22,911 ($0.004 per share for Class A, B and C shares; .03% of average net assets). The Series' is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A, B and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $8,100 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $127,100 in contingent deferred sales charges imposed upon certain redemptions by Class B shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $39,000 for the services of PMFS. As of August 31, 1995, approximately $3,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $22,270,724 and $30,476,270, respectively.
At August 31, 1995, the Fund sold 20 financial futures contracts on the Municipal Bond Index and 10 on the U.S. Treasury Index both of which expire in September, 1995. The value at disposition of such contracts is $3,420,313. The value of such contracts on August 31, 1995 was $3,402,813, thereby resulting in an unrealized loss of $17,500.
The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation for federal income tax purposes was $3,112,777 (gross unrealized appreciation--$3,601,842; gross unrealized depreciation--$489,065).
------------------------------------------------------------
Note 5. Capital
The Series offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  MICHIGAN SERIES
--------------------------------------------------------------------------------
beneficial interest for the fiscal years ended August 31, 1994 and 1995 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      39,300    $    455,090
Shares issued in reinvestment of
  dividends
  and distributions.................      47,423         558,002
Shares reacquired...................    (207,127)     (2,427,463)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (120,404)     (1,414,371)
Shares issued upon conversion from
  Class B...........................   1,993,537      23,087,478
                                      ----------    ------------
Net increase in shares
  outstanding.......................   1,873,133    $ 21,673,107
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     125,287    $  1,540,765
Shares issued in reinvestment of
  dividends
  and distributions.................      14,526         176,113
Shares reacquired...................     (44,147)       (531,472)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      95,666    $  1,185,406
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     366,931    $  4,247,921
Shares issued in reinvestment of
  dividends
  and distributions.................     155,664       1,790,735
Shares reacquired...................  (1,004,534)    (11,502,619)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (481,939)     (5,463,963)
Shares reacquired upon conversion
  into Class A......................  (1,995,260)    (23,087,478)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,477,199)   $(28,551,441)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     953,569    $ 11,684,491
Shares issued in reinvestment of
  dividends
  and distributions.................     210,536       2,553,953
Shares reacquired...................    (816,504)     (9,803,493)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     347,601    $  4,434,951
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................       8,149    $     93,001
Shares issued in reinvestment of
  dividends
  and distributions.................         241           2,836
                                      ----------    ------------
Net increase in shares
  outstanding.......................       8,390    $     95,837
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  August 31, 1994:
Shares sold.........................          17    $        200
                                      ----------    ------------
Net increase in shares
  outstanding.......................          17    $        200
                                      ----------    ------------
                                      ----------    ------------

---------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                     Class A
                                               ---------------------------------------------------
                                                              Year Ended August 31,
                                               ---------------------------------------------------
                                                1995        1994       1993       1992       1991
                                               -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $ 11.75     $12.51     $11.90     $11.30     $10.81
                                               -------     ------     ------     ------     ------
Income from investment operations
Net investment income......................        .64(a)     .64        .67        .68        .67
Net realized and unrealized gain (loss) on
  investment transactions..................        .17       (.69)       .71        .60        .49
                                               -------     ------     ------     ------     ------
   Total from investment operations........        .81       (.05)      1.38       1.28       1.16
                                               -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income.......       (.64)      (.64)      (.67)      (.68)      (.67)
Distributions from net realized gains......       (.03)      (.07)      (.10)        --         --
                                               -------     ------     ------     ------     ------
   Total distributions.....................       (.67)      (.71)      (.77)      (.68)      (.67)
                                               -------     ------     ------     ------     ------
Net asset value, end of year...............    $ 11.89     $11.75     $12.51     $11.90     $11.30
                                               -------     ------     ------     ------     ------
                                               -------     ------     ------     ------     ------
TOTAL RETURN(b):...........................       7.13%     (0.38)%    11.95%     11.63%     11.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..............    $27,024     $4,706     $3,814     $1,618       $835
Average net assets (000)...................    $16,932     $4,505     $2,285     $1,235       $694
Ratios to average net assets:
   Expenses, including distribution fees...       1.02%(a)    .91%       .96%       .98%      1.09%
   Expenses, excluding distribution fees...        .92%(a)    .81%       .86%       .88%       .99%
   Net investment income...................       5.31%(a)   5.27%      5.51%      5.82%      6.09%
Portfolio turnover rate....................         33%        12%        14%        30%        62%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           MICHIGAN SERIES
--------------------------------------------------------------------------------

                                                                     Class B                                    Class C
                                               -------------------------------------------------------  -------------------------
August 1,
                                                                                                              Year      1994(d)
                                                                Year Ended August 31,                        Ended      through
                                               -------------------------------------------------------     August 31,  August 31,
                                                1995        1994        1993        1992        1991          1995        1994
                                               -------     -------     -------     -------     -------     ----------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $ 11.75     $ 12.51     $ 11.90     $ 11.30     $ 10.81       $  11.75    $  11.78
                                               -------     -------     -------     -------     -------     ----------    --------
Income from investment operations
Net investment income......................        .59(a)      .59         .62         .63         .63            .56(a)      .04
Net realized and unrealized gain (loss) on
  investment transactions..................        .16        (.69)        .71         .60         .49            .16        (.03)
                                               -------     -------     -------     -------     -------     ----------     -------
   Total from investment operations........        .75        (.10)       1.33        1.23        1.12            .72         .01
                                               -------     -------     -------     -------     -------     ----------     -------
Less distributions
Dividends from net investment income.......       (.59)       (.59)       (.62)       (.63)       (.63)          (.56)       (.04)
Distributions from net realized gains......       (.03)       (.07)       (.10)         --          --           (.03)         --
                                               -------     -------     -------     -------     -------     ----------     -------
   Total distributions.....................       (.62)       (.66)       (.72)       (.63)       (.63)          (.59)       (.04)
                                               -------     -------     -------     -------     -------     ----------     -------
Net asset value, end of period.............    $ 11.88     $ 11.75     $ 12.51     $ 11.90     $ 11.30       $  11.88    $  11.75
                                               -------     -------     -------     -------     -------     ----------     -------
                                               -------     -------     -------     -------     -------     ----------     -------
TOTAL RETURN(b):...........................       6.60%      (0.78)%     11.51%      11.18%      10.60%          6.29%       0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $41,459     $70,112     $70,302     $56,095     $59,400           $100        $200(e)
Average net assets (000)...................    $52,216     $72,095     $61,548     $52,137     $50,809            $61        $199(e)
Ratios to average net assets:
   Expenses, including distribution fees...       1.37%(a)    1.31%       1.36%       1.38%       1.49%          1.68%(a)   2.15%(c)
   Expenses, excluding distribution fees...        .87%(a)     .81%        .86%        .88%        .99%           .93%(a)   1.39%(c)
   Net investment income...................       5.04%(a)    4.87%       5.11%       5.42%       5.66%          4.66%(a)   4.56%(c)
Portfolio turnover rate....................         33%         12%         14%         30%         62%            33%         12%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.
 (e) Figures are actual and not rounded to the nearest thousand.

--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   MICHIGAN SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Michigan Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Michigan Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.5%
------------------------------------------------------------------------------------------------------------------------------
Atlantic City, Gen. Oblig., Ser. A                            BAA1               Zero        11/01/06    $ 1,490     $    838,065
Atlantic City Mun. Utils. Auth. Rev., Wtr. System             A-(c)              7.75%        5/01/17      2,000 (e)    2,298,580
Bergen Cnty., Utils. Auth.,
   Wtr. Poll. Ctrl. Rev., F.G.I.C., Ser. B                    Aaa                5.75        12/15/05      1,000        1,069,630
   Wtr. Poll. Ctrl. Rev., F.G.I.C., Ser. B                    Aaa                Zero        12/15/08      7,250        3,598,973
Camden Cnty. Fin. Auth., F.S.A.                               Aaa                Zero         2/15/03      1,600        1,119,312
Camden Cnty. Poll. Ctrl. Fin. Auth., Solid Waste Res.
   Rec. Rev., Ser. B                                          Ba                 7.50        12/01/09      3,400        3,472,624
Cape May Cnty. Ind. Poll. Ctrl., Fin. Auth. Rev.,
   M.B.I.A.                                                   Aaa                6.80         3/01/21      2,615        2,999,248
Cherry Hill Township                                          Aa                 5.90         6/01/05      1,000        1,060,140
Cherry Hill Township                                          Aa                 6.30         6/01/12      2,000        2,092,040
Cinnaminson Sewage Auth. Rev.                                 A1                 7.40         2/01/15      1,600        1,812,224
Delaware River Bay Auth., M.B.I.A.                            Aaa                5.00         1/01/17      2,250        2,028,555
Edison Twnshp., Gen. Oblig., A.M.B.A.C.                       Aaa                6.00         1/01/08      5,390        5,758,191
Egg Harbor Twnshp. Sch. Dist., F.S.A.                         Aaa                4.75         2/15/09      1,010          933,169
Egg Harbor Twnshp. Sch. Dist., Cert. of Part., M.B.I.A.       Aaa                7.40         4/01/02      1,000(d)(e)  1,119,400
Essex Cnty. Impvt. Auth., A.M.B.A.C.                          Aaa                5.50        12/01/20      1,600        1,534,560
Essex Cnty. New Jersey Refunding Series A-1, A.M.B.A.C.       Aaa                5.375        9/01/10      6,000        5,822,760
Evesham Mun. Utils. Auth. Rev., Ser. B, M.B.I.A.              Aaa                7.00         7/01/10      2,000        2,180,400
Hammonton, Gen. Oblig., A.M.B.A.C.                            Aaa                6.85         8/15/03        500          570,650
Hammonton, Gen. Oblig., A.M.B.A.C.                            Aaa                6.85         8/15/04        500          573,885
Hammonton, Gen. Oblig., A.M.B.A.C.                            Aaa                6.85         8/15/05        500          576,075
Howell Twnshp. Mun. Utils. Auth. Rev., 2nd Ser.               NR                 8.60         1/01/14        750 (e)      849,683
Hudson Cnty. Impvt. Auth.,
   Solid Waste Sys. Rev.                                      BBB-(c)            7.10         1/01/20      2,050        2,047,356
   Solid Waste Sys. Rev.                                      A+(c)              6.10         7/01/20      1,500        1,510,485
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/04      1,020        1,160,760
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/05        940        1,072,784
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/10      1,600        1,803,824
Jackson Twnshp. Sch. Dist., F.G.I.C.                          Aaa                6.60         6/01/11      1,600        1,801,760
Jersey City, Gen. Oblig., F.S.A., Ser. A                      Aaa                9.25         5/15/04      4,310        5,635,972
Jersey City, Hudson Cnty. Qualified Water Auth. Rev.,
   F.S.A.                                                     Aaa                5.00        12/15/17      1,200        1,087,608

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Jersey City, Redev. Auth. Rev., Red Dixon Mill Apts.
   Proj., F.N.M.A.                                            AAA(c)             6.10%        5/01/12   $  5,000     $  5,127,400
Lakewood Twnshp., Gen., Oblig., F.G.I.C.                      Aaa                6.60        12/01/04        450          509,886
Lakewood Twnshp., Gen., Oblig., F.G.I.C.                      Aaa                6.60        12/01/05        445          505,342
Lenape Regl. High Sch. Dist., Gen. Oblig., M.B.I.A.           Aaa                7.625        1/01/12        400          487,368
Mercer Cnty. Impvt. Auth. Rev.                                Aa1                Zero         4/01/06      2,500        1,459,550
Mercer Cnty. Impvt. Auth. Rev.                                Aa1                Zero         4/01/07      2,725        1,490,003
Mercer Cnty. Impvt. Auth. Rev.,
   West Windsor Twnshp. Police Proj.                          Aa                 6.00        11/15/10      1,250        1,273,337
Middle Twnshp. Sch. Dist., F.G.I.C.                           Aaa                7.00         7/15/05      1,200        1,394,268
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/13      1,140        1,110,497
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/14      1,135        1,095,706
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/16      1,150        1,095,755
Millburn Twnshp. Brd. of Ed.                                  Aaa                5.35         7/15/17      1,150        1,091,695
Monmouth Cnty. Impvt. Auth. Rev.,
   Howell Twnshp. Brd. of Ed. Proj. Rev.                      AA(c)              6.45         7/01/08      2,000        2,161,780
   Nat'l Auth. Rev.                                           AA(c)              6.55         7/01/12      4,065        4,354,143
   Water & Sewage Facs Rev., M.B.I.A.                         Aaa                5.00         2/01/13      1,600        1,459,120
   Wtr. Treatment Fac., M.B.I.A.                              Aaa                6.875        8/01/12        750          841,200
Morris Cnty.                                                  Aaa                5.00         7/15/14      3,180        2,910,718
Morris Cnty.                                                  Aaa                5.00         7/15/15      3,180        2,878,472
   Water Facs., F.G.I.C.                                      NR                 8.20        11/01/29      5,000 (f)    4,737,500
   Middlesex Water Co., A.M.B.A.C.                            Aaa                5.25        10/01/23      2,900        2,620,759
New Jersey St. Bldg. Auth. Rev.                               Aa                 5.00         6/15/17      1,000          881,410
New Jersey St. Bldg. Auth. Rev., Garden St. Svg. Bonds,
   Ser. A                                                     Aa                 Zero         6/15/03        890          612,747
New Jersey St. Econ. Dev. Auth.,
   Amer. Airlines Inc. Proj.                                  Baa2               7.10        11/01/31      3,900        4,056,000
   Jersey Central Pwr. & Light                                Aa                 7.10         7/01/15        400          423,924
   Nat'l. Assoc. of Accountants                               NR                 7.50         7/01/01      1,050        1,105,356
   Nat'l. Assoc. of Accountants                               NR                 7.65         7/01/09        950          999,447
   Peddie School Project                                      AA-(c)             5.75         2/01/12      1,250        1,249,925
   St Barnabas Reality Project M.B.I.A.                       Aaa                5.25         7/01/20      3,000        2,784,000
New Jersey St. Econ. Dist. Heating & Cool., Trigen
   Trenton Proj., Ser. B                                      BBB-(c)            6.20        12/01/07      2,725        2,840,077
New Jersey Econ. Dist. Heating & Cool., Trigen Trenton
   Proj.                                                      BBB-(c)            6.20        12/01/10        600          602,628
New Jersey St. Edl. Facs. Fin. Auth. Rev.,
   Princeton University                                       Aaa                5.25         7/01/25      3,760        3,503,079
   Princeton Inst. For Advanced Study, Ser. B                 Aaa                6.35         7/01/21      5,620        5,797,479
   Seton Hall Univ. Proj., Ser. B, M.B.I.A.                   Aaa                6.25         7/01/07        680          726,254
   Seton Hall Univ. Proj., Ser. D                             Baa1               7.00         7/01/21      2,000        2,115,620

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New Jersey St. Hlth. Care Facs. Fin. Auth. Rev.,
   Atlantic City Med. Ctr., Ser. C                            A                  6.80%        7/01/11   $  3,900     $  4,083,846
   East Orange Gen. Hosp., Ser. B                             BBB+(c)            7.75         7/01/20      2,250        2,385,248
   Helene Fuld Med. Ctr., Ser. C                              A(c)               8.00         7/01/08      2,700        2,998,350
   Helene Fuld Med. Ctr., Ser. C                              A(c)               8.125        7/01/13        500          552,805
   Intercare Hlth. Systems-JFK Ctr.                           A                  7.50         7/01/07      1,000        1,092,570
   Intercare Hlth. Systems-JFK Ctr.                           A                  7.625        7/01/18        945        1,039,566
   Jersey Shore Med. Ctr., A.M.B.A.C.                         Aaa                6.00         7/01/09      1,465        1,526,486
   Jersey Shore Med. Ctr.                                     Aaa                6.25         7/01/21      1,500        1,539,000
   Kensington Cmnty. Med. Ctr., M.B.I.A.                      Aaa                7.00         7/01/20      3,450        3,790,791
   Rahway Hospital, Ser. B                                    Baa1               7.75         7/01/14      4,740        4,851,864
   St. Peters Med. Ctr., M.B.I.A., Ser. E                     Aaa                6.50         7/01/07      1,725 (e)    1,922,978
   Somerset Med. Ctr., F.G.I.C.                               Aaa                5.20         7/01/24      1,015          920,260
   Warren Hosp.                                               AA(c)              5.25         7/01/14      2,985        2,709,096
New Jersey St. Hsg. & Mtge. Fin. Agcy., M.B.I.A., Ser. D      Aaa                7.70        10/01/29      4,810        5,084,218
New Jersey St. Hsg. & Mtge. Fin. Agcy., Tiffany Manor,
   Ser. B                                                     A+(c)              6.75        11/01/11      2,190        2,268,840
New Jersey St. Hwy. Auth., Garden St. Pkwy. Gen. Rev.         A1                 6.20         1/01/10      3,035        3,224,839
New Jersey St. Trans. Trust Fund Auth.,
   Trans. Sys., M.B.I.A.                                      Aaa                5.00         6/15/15      4,000        3,669,920
   Trans. Sys., M.B.I.A.                                      Aaa                6.50         6/15/11      5,000        5,483,600
   Trans. Sys., M.B.I.A.                                      Aaa                5.50         6/15/15      5,000        4,830,000
New Jersey St. Tpke. Auth. Rev.,
   Ser. C, M.B.I.A.                                           Aaa                6.50         1/01/09      1,000        1,106,520
   Ser. C, M.B.I.A.                                           Aaa                6.50         1/01/16     14,835       16,157,392
   Ser. A                                                     A                  6.75         1/01/08      2,000        2,169,100
New Jersey St. Wastewater Treatment,
   Trust Loan Rev.                                            Aa                 6.875        6/15/06      1,000        1,100,590
   Trust Loan Rev., Ser. A                                    Aa                 6.00         7/01/09      1,000        1,032,010
North Brunswick Twnshp.,
   Brd. of Ed., Gen. Oblig.                                   Aa                 6.80         6/15/06        350          401,377
   Brd. of Ed., Gen. Oblig.                                   Aa                 6.80         6/15/07        350          399,854
   Rict Hosp. Rev., Gen. Oblig.                               Aa                 6.40         5/15/10      2,000        2,127,380
Passaic Valley New Jersey Water Comm. Water Supply Rev.,
   F.G.I.C.                                                   Aaa                5.00        12/15/22      5,000        4,454,750
Paterson Cnty., F.S.A.                                        Aaa                6.50         2/15/05      2,000        2,185,180
Pennsauken Twnshp., Brd. of Ed., Cert. of Part., B.I.G.       Aaa                7.70         7/15/09      1,030        1,153,785
Port Auth. New York & New Jersey, Ser. 92                     A1                 5.00         7/15/23      2,000        1,730,660
Port Auth. New York & New Jersey                              A1                 5.75         6/15/30      5,025        4,834,753
Port Auth. New York & New Jersey,                             A1                 5.75        12/15/20        500          486,955
   Ser. 96, F.G.I.C.                                          Aaa                6.60        10/01/23      2,750        2,880,103

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.                                      Aaa                5.50%        7/01/08   $  3,000     $  3,091,770
   Gen. Oblig., A.M.B.A.C.                                    Aaa                7.00         7/01/10     10,250       11,896,662
   Pub. Impvt. Ref., M.B.I.A.                                 Aaa                7.00         7/01/10      1,000 (d)    1,160,650
Puerto Rico Elec. Pwr. Auth. Rev., Ref. Ser. S                Baa1               6.125        7/01/08      2,300        2,422,199
Puerto Rico Hwy. Auth. Rev.,
   Ser. Q                                                     AAA(c)             7.75         7/01/10      2,000(d)(e)  2,323,460
   Ser. R                                                     Baa1               6.75         7/01/05      1,000        1,088,610
   Ser. S                                                     AAA(c)             6.50         7/01/22        750 (e)      844,223
Puerto Rico Indus. Tourist Edl. Hosp. Auxilio Mutuo
   Oblig.
   Grp A, M.B.I.A.                                            Aaa                6.25         7/01/24      3,000        3,065,640
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                 Aaa                6.363        1/25/07      7,875 (f)    7,845,469
Rutgers St. Univ. Rev.,
   Ser. A                                                     A1                 6.40         5/01/13      5,000        5,368,550
   Ser. P                                                     A1                 6.85         5/01/12      2,810        3,047,895
Salem Cnty. New Jersey Indus. Poll. Cntl. Fin. Auth.
   Rev.                                                       Aaa                5.55        11/01/33      8,000        7,530,240
South Brunswick Twnshp.,
   Wtr. & Swr. Utils., Gen. Impvt.                            NR                 6.90         8/01/05        850          952,697
   Wtr. & Swr. Utils., Gen. Impvt.                            NR                 6.90         8/01/06        850          952,697
Union City New Jersey, Sch.Impvt., F.S.A.                     Aaa                6.375       11/01/08      1,545        1,685,502
Union Cnty. Utils. Auth.,
   Solid Waste Rev., Ser. A                                   A-(c)              7.10         6/15/06      1,255        1,302,941
   Solid Waste Rev., Ser. A                                   A-(c)              7.20         6/15/14      6,850        7,124,342
Virgin Islands Pub. Fin. Auth. Rev., Hwy. Trans. Trust
   Fund                                                       BBB(c)             7.70        10/01/04      2,750        3,013,505
Virgin Islands Territory, Hugo Ins. Claims Fund Prog.,
   Ser. 91.                                                   NR                 7.75        10/01/06      1,970        2,146,670
West Morris Regl. High Sch. Dist., Cert. of Part.,
   B.I.G.                                                     Aaa                7.50         3/15/09      1,500        1,648,425
West New York & New Jersey,
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.                     Aaa                Zero        12/15/06      3,540        2,009,339
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.                     Aaa                Zero        12/15/12      1,410          534,503
   Mun. Utils., Auth. Swr. Rev., F.G.I.C.                     Aaa                Zero        12/15/13      2,910        1,035,524
                                                                                                                     ------------
Total long-term investments (cost $279,205,394)                                                                       293,017,357
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--0.6%
New Jersey Eco. Dev. Auth., F.R.D.D.,
   Dow Chemical, Ser. 84A                                     P1                 3.35         9/01/95        100          100,000
   Dow Chemical, Ser. 84B                                     P1                 3.35         9/01/95        800          800,000
Port Auth. of New York & New Jersey, Spec. Oblig. Rev.,
   Ser.1 F.R.D.D.                                             VMIG1              3.45         9/01/95        600          600,000

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Union Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev., Poll.
   Ctrl. Rev.,
   F.R.D.D., Ser. 94                                          P1                 3.25%        9/01/95   $    300     $    300,000
                                                                                                                     ------------
Total short-term investments (cost $1,800,000)                                                                          1,800,000
                                                                                                                     ------------
Total Investments--99.1%
(cost $281,005,394; Note 4)                                                                                           294,817,357
Other assets in excess of liabilities--0.9%                                                                             2,552,590
                                                                                                                     ------------
Net Assets--100%                                                                                                     $297,369,947
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.N.M.A.--Federal National Mortgage Association.

 (b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Pledged as initial margin on financial futures contracts.
 (e) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (f) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

-------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW JERSEY SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $281,005,394)....................................................................      $294,817,357
Cash.........................................................................................................            94,799
Interest receivable..........................................................................................         3,717,758
Receivable for Fund shares sold..............................................................................           130,295
Deferred expenses and other assets...........................................................................            51,498
                                                                                                                   ------------
   Total assets..............................................................................................       298,811,707
                                                                                                                   ------------
Liabilities
Payable for Fund shares reacquired...........................................................................         1,074,124
Due to Distributors..........................................................................................           109,328
Dividends payable............................................................................................           154,410
Due to Manager...............................................................................................            81,517
Due to broker-variation margin payable.......................................................................            20,781
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         1,441,760
                                                                                                                   ------------
Net Assets...................................................................................................      $297,369,947
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    270,807
   Paid-in capital in excess of par..........................................................................       285,074,748
                                                                                                                   ------------
                                                                                                                    285,345,555
   Accumulated net realized loss on investments..............................................................        (1,747,102)
   Net unrealized appreciation on investments................................................................        13,771,494
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $297,369,947
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($49,665,933 / 4,523,163 shares of beneficial interest issued and outstanding).........................            $10.98
   Maximum sales charge (3.0% of offering price).............................................................               .34
                                                                                                                   ------------
   Maximum offering price to public..........................................................................            $11.32
                                                                                                                   ------------
                                                                                                                   ------------
Class B:
   Net asset value, offering price and redemption price per share
      ($246,201,663 / 22,420,702 shares of beneficial interest issued and outstanding).......................            $10.98
                                                                                                                   ------------
                                                                                                                   ------------
Class C:
   Net asset value, offering price and redemption price per share
      ($1,502,351 / 136,816 shares of beneficial interest issued and outstanding)............................            $10.98
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
                                                 ---------------
Income
   Interest...................................     $19,123,944
                                                 ---------------
Expenses
   Management fee, net of waiver of
      $483,073................................       1,047,300
   Distribution fee--Class A..................          30,290
   Distribution fee--Class B..................       1,374,973
   Distribution fee--Class C..................           5,924
   Transfer agent's fees and expenses.........         138,000
   Custodian's fees and expenses..............         110,000
   Reports to shareholders....................          63,000
   Registration fees..........................          19,000
   Audit fee..................................          11,000
   Legal fees.................................          10,000
   Insurance..................................           9,500
   Trustee's fees.............................           3,200
   Miscellaneous..............................          14,050
                                                 ---------------
      Total expenses..........................       2,836,237
   Less: Custodian fee credit.................         (43,589)
                                                 ---------------
       Net expenses...........................       2,792,648
                                                 ---------------
Net investment income.........................      16,331,296
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized (gain) loss on:
   Investment transactions....................       2,223,013
   Financial futures contract transactions....        (911,541)
   Options purchased..........................         (53,313)
                                                 ---------------
                                                     1,258,159
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       1,994,868
   Financial futures contracts................           2,281
                                                 ---------------
                                                     1,997,149
                                                 ---------------
Net gain on investments.......................       3,255,308
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $19,586,604
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                          1995             1994
                                   -------------    ------------
Operations
   Net investment income.........  $  16,331,296    $ 18,099,624
   Net realized gain (loss) on
      investment transactions....      1,258,159      (1,294,945)
   Net change in unrealized
      appreciation/depreciation
      of investments.............      1,997,149     (23,297,125)
                                   -------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations.................     19,586,604      (6,492,446)
                                   -------------    ------------
Dividends and distributions (Note 1):
   Dividends from net investment
      income
      Class A....................     (1,712,625)       (831,601)
      Class B....................    (14,579,222)    (17,267,981)
      Class C....................        (39,449)            (42)
                                   -------------    ------------
                                     (16,331,296)    (18,099,624)
                                   -------------    ------------
   Distributions from net
      realized gains
      Class A....................             --        (237,645)
      Class B....................             --      (5,452,932)
                                   -------------    ------------
                                              --      (5,690,577)
                                   -------------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares
      sold.......................     18,110,094      41,819,711
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions..............      9,760,545      14,387,672
   Cost of shares reacquired.....    (71,846,422)    (55,213,009)
                                   -------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions...............    (43,975,783)        994,374
                                   -------------    ------------
Total increase (decrease)........    (40,720,475)    (29,288,273)
Net Assets
Beginning of year................    338,090,422     367,378,695
                                   -------------    ------------
End of year......................  $ 297,369,947    $338,090,422
                                   -------------    ------------
                                   -------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW JERSEY SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984, and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Series (the ``Series'') commenced investment operations in March 1988. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Option Writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from securities or currencies based upon the type of option written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities or currencies purchased by the Fund. The Fund as writer of an option may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no written options outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW JERSEY SERIES
--------------------------------------------------------------------------------
applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''). PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. For the four months ended December 31, 1994, PMF waived 25% of its management fee. For the eight months ended August 31, 1995, PMF waived 35% of its management fee. The amount of fees waived for the fiscal year ended August 31, 1995, amounted to $483,073 ($0.018 per share for Class A, B and C shares; 0.16% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $16,200 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $665,390 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C (per Note 5) shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the fiscal year ended August 31, 1995, the Series incurred fees of approximately $110,100 for the services of PMFS. As of August 31, 1995, approximately $8,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995, were $110,077,138 and $152,249,270, respectively.
At August 31, 1995 the Series sold 35 financial futures contracts on U.S. Treasury Bonds which expire in September 1995. The value at disposition of such contracts was $3,920,000. The value of such contracts on August 31, 1995 was $3,960,469, thereby resulting in an unrealized loss of $40,469.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW JERSEY SERIES
--------------------------------------------------------------------------------
The cost basis of investments for federal income tax purposes at August 31, 1995, was $281,017,544 and, accordingly, net unrealized appreciation of investments for federal income tax purposes is $13,799,813 (gross unrealized appreciation--$15,035,122; gross unrealized depreciation--$1,235,309).
For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 1995 of approximately $1,724,478 which will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carryforward.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     146,305    $  1,554,250
Shares issued in reinvestment
  of dividends......................     101,255       1,092,947
Shares reacquired...................    (644,816)     (6,937,778)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (397,256)     (4,290,581)
Shares issued upon conversion from
  Class B...........................   3,553,656      38,072,569
                                      ----------    ------------
Net increase in shares
  outstanding.......................   3,156,400    $ 33,781,988
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     314,116    $  3,550,381
Shares issued in reinvestment of
  distributions.....................      62,184         699,684
Shares reacquired...................    (329,592)     (3,698,430)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      46,708    $    551,635
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................   1,439,537    $ 15,328,727
Shares issued in reinvestment
  of dividends......................     811,273       8,636,803
Shares reacquired...................  (6,166,186)    (64,879,456)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................  (3,915,376)    (40,913,926)
Shares reacquired upon conversion
  into Class A......................  (3,553,656)    (38,072,569)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (7,469,032)   $(78,986,495)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   3,349,228    $ 38,030,222
Shares issued in reinvestment
  of dividends and distributions....   1,214,942      13,687,960
Shares reacquired...................  (4,642,077)    (51,514,579)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................     (77,907)   $   (203,603)
                                      ----------    ------------
                                      ----------    ------------
Class C
------------------------------------
Six months ended August 31, 1995:
Shares sold.........................     114,493    $  1,227,117
Shares issued in reinvestment
  of dividends......................       2,852          30,795
Shares reacquired...................      (2,705)        (29,188)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     114,640    $  1,228,724
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through August 31,
  1994:
Shares sold.........................      22,173    $    239,108
Shares issued in reinvestment
  of dividends......................           3              28
Shares reacquired...................          --              --
                                      ----------    ------------
Net increase in shares
  outstanding.......................      22,716    $    239,136
                                      ----------    ------------
                                      ----------    ------------
---------------
* Commencement of offering Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                    Class A
                                             ------------------------------------------------------
                                                             Year Ended August 31,
                                             ------------------------------------------------------
                                              1995        1994        1993        1992        1991
                                             -------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......    $ 10.81     $ 11.74     $ 11.15     $ 10.73     $10.16
                                             -------     -------     -------     -------     ------
Income from investment operations
Net investment income(a).................        .61         .61         .64         .67        .69
Net realized and unrealized gain (loss)
   on investment transactions............        .17        (.75)        .71         .51        .59
                                             -------     -------     -------     -------     ------
   Total from investment operations......        .78        (.14)       1.35        1.18       1.28
                                             -------     -------     -------     -------     ------
Less distributions
Dividends from net investment income.....       (.61)       (.61)       (.64)       (.67)      (.69)
Distributions from net realized gains on
   investment transactions...............         --        (.18)       (.12)       (.09)      (.02)
                                             -------     -------     -------     -------     ------
   Total distributions...................       (.61)       (.79)       (.76)       (.76)      (.71)
                                             -------     -------     -------     -------     ------
Net asset value, end of year.............    $ 10.98     $ 10.81     $ 11.74     $ 11.15     $10.73
                                             -------     -------     -------     -------     ------
                                             -------     -------     -------     -------     ------
TOTAL RETURN(b):.........................       7.55%     (1.27)%      12.57%      11.35%     12.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)............    $49,666     $14,774     $15,501     $11,941     $8,041
Average net assets (000).................    $30,290     $15,334     $13,444     $ 9,759     $5,637
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................        .55%        .58%        .61%        .48%       .29%
   Expenses, excluding distribution
      fees...............................        .45%        .48%        .51%        .38%       .19%
   Net investment income.................       5.65%       5.42%       5.63%       6.14%      6.58%
Portfolio turnover rate..................         37%         34%         32%         38%       116%

---------------
 (a) Net of management and/or distribution fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW JERSEY SERIES
--------------------------------------------------------------------------------

                                                                                                               Class C
                                                                       Class B                                ----------
                                             ------------------------------------------------------------        Year
                                                                Year Ended August 31,                           Ended
                                             ------------------------------------------------------------     August 31,
                                               1995         1994         1993         1992         1991          1995
                                             --------     --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $  10.81     $  11.74     $  11.15     $  10.73     $  10.16       $10.81
                                             --------     --------     --------     --------     --------        -----
Income from investment operations
Net investment income(a).................         .57          .56          .59          .63          .65          .54
Net realized and unrealized gain (loss)
   on investment transactions............         .17         (.75)         .71          .51          .59          .17
                                             --------     --------     --------     --------     --------        -----
   Total from investment operations......         .74         (.19)        1.30         1.14         1.24          .71
                                             --------     --------     --------     --------     --------        -----
Less distributions
Dividends from net investment income.....        (.57)        (.56)        (.59)        (.63)        (.65)        (.54)
Distributions from net realized gains on
   investment transactions...............          --         (.18)        (.12)        (.09)        (.02)          --
                                             --------     --------     --------     --------     --------       ------
   Total distributions...................        (.57)        (.74)        (.71)        (.72)        (.67)        (.54)
                                             --------     --------     --------     --------     --------       ------
Net asset value, end of period...........    $  10.98     $  10.81     $  11.74     $  11.15     $  10.73       $10.98
                                             --------     --------     --------     --------     --------       ------
                                             --------     --------     --------     --------     --------       ------
TOTAL RETURN(b):.........................        7.12%      (1.67)%       12.12%       10.93%       12.52%        6.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $246,202     $323,077     $351,878     $295,781     $244,322       $1,502
Average net assets (000).................    $274,995     $343,941     $316,372     $269,318     $208,893       $  790
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................         .95%         .98%        1.01%         .88%         .69%        1.20%
   Expenses, excluding distribution
      fees...............................         .45%         .48%         .51%         .38%         .19%         .45%
   Net investment income.................        5.30%        5.02%        5.23%        5.74%        6.18%        4.99%
Portfolio turnover rate..................          37%          34%          32%          38%         116%          37%

                                           August 1,
                                            through
                                           August 31,
                                              1994
                                           ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....    $10.83
                                              -----

Income from investment operations
Net investment income(a).................       .04
Net realized and unrealized gain (loss)
   on investment transactions............      (.02)
                                              -----

   Total from investment operations......       .02
                                              -----

Less distributions
Dividends from net investment income.....      (.04)
Distributions from net realized gains on
   investment transactions...............        --
                                              -----

   Total distributions...................      (.04)
                                              -----

Net asset value, end of period...........    $10.81
                                              -----
                                              -----

TOTAL RETURN(b):.........................      0.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........    $  240
Average net assets (000).................    $   11
Ratios to average net assets:(a)
   Expenses, including distribution
      fees...............................      1.29%(c)
   Expenses, excluding distribution
      fees...............................       .54%(c)
   Net investment income.................      5.06%(c)
Portfolio turnover rate..................        34%

---------------
 (a) Net of management and/or distribution fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
     Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    NEW JERSEY SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Atlantic Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.             VMIG1            3.50%        9/06/95   $  1,300     $  1,300,000
Burlington County, B.A.N.                                       NR               5.00        11/30/95      6,000        6,004,228
East Brunswick Twnshp., B.A.N.                                  NR               5.75         1/03/96      7,000        7,015,838
Gloucester Cnty. Ind. Poll. Ctrl. Fin. Auth. Rev.,
   Mobil Corp. Proj., F.R.W.D.                                  P-1              3.20         9/06/95      4,610        4,610,000
   Monsanto Co. Proj., Ser. 92, F.R.W.D.                        P-1              3.45         9/06/95      3,120        3,120,000
Hudson Cnty. Impvt. Auth. Rev., Ser. 86, F.R.W.D.               A-1(c)           3.55         9/07/95      4,445        4,445,000
Jersey City, Ser. 94, B.A.N.                                    NR               4.75         9/29/95      5,000        5,001,654
Maplewood Twnshp., B.A.N.                                       NR               5.25        10/17/95      5,318        5,321,720
New Jersey St. Econ. Dev. Auth.,
   Applewood Ctr. for Aging, Ser.89, F.R.W.D.                   A-1(c)           3.60         9/07/95      7,350        7,350,000
   Catholic Cmnty. Svcs Proj., Ser. 93, F.R.W.D.                VMIG1            3.45         9/07/95      6,000        6,000,000
   Catholic Cmnty. Svcs Proj., Ser. 95, F.R.W.D.                VMIG1            3.45         9/07/95      1,250        1,250,000
   Chambers Cogeneration Ltd., Ser. 91, T.E.C.P.                VMIG1            3.65         9/21/95      3,000        3,000,000
   Chambers Cogeneration Ltd., Ser. 91, T.E.C.P.                VMIG1            3.95        10/19/95      4,400        4,400,000
   Dow Chemical, Ser. 84A, F.R.D.D.                             P1               3.35         9/01/95      7,000        7,000,000
   East Meadow Corp., Ser. 86A, F.R.W.D.                        VMIG1            3.75         9/06/95      2,675        2,675,000
   Econ. Growth Bds., Ser. 94B, F.R.W.D.                        A-1+(c)          3.60         9/07/95      2,000        2,000,000
   Fellowship Village Proj., Ser. 95, F.R.W.D.                  VMIG1            3.55         9/07/95      7,000        7,000,000
   Franciscan Oaks Proj., Ser. 92B, F.R.W.D.                    A-1+(c)          3.40         9/06/95      1,600        1,600,000
   General Motors Proj., F.R.W.D.                               VMIG2            3.60         9/06/95      7,350        7,350,000
   Hillcrest Health Svc. Sys. Proj., Ser. 95, F.R.W.D.          P1               3.60         9/06/95      8,000        8,000,000
   Hoffman La-Roche Inc. Proj., Ser. 93, F.R.D.D.               Aaa              3.35         9/01/95      5,000        5,000,000
   Kent Place, Ser. 92L, F.R.W.D.                               VMIG1            3.55         9/07/95      1,940        1,940,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.95        10/19/95      1,500        1,500,000
   Keystone Proj., Ser. 92, T.E.C.P.                            VMIG1            3.60        10/27/95      2,600        2,600,000
   Marriot Corp. Proj., Ser. 84, F.R.W.D.                       P1               3.15         9/06/95      6,700        6,700,000
   Michael Shalit Proj., Ser. 93, F.R.D.D.                      Aa3              3.35         9/01/95      1,800        1,800,000
   North Plainfield Hldg., Ser. 92, A.O.T.                      VMIG1            4.15         9/01/96      3,880        3,880,000
   Ocean Spray Cranberry Inc. Proj., Ser. 87, S.A.O.T.          A+(c)            4.00         7/01/96      5,455        5,455,000
   Office Court Assoc. Proj., F.R.W.D.                          A-1+(c)          3.60         9/05/95      1,850        1,850,000
   Peddie Sch. Proj., Ser. 94B, F.R.W.D.                        A-1(c)           3.65         9/07/95      3,000        3,000,000
   RJB Associates LTD., F.R.W.D.                                Aa3              3.65         9/07/95      1,580        1,580,000
   Russ Berrie & Co., Ser. 83, F.R.W.D.                         A-1(c)           3.35         9/06/95        200          200,000
New Jersey St. Hsg. Fin. Agcy., Ser. 92A, Q.T.P.O.T.            AA+(c)           3.75        11/01/95      3,000        3,000,000
New Jersey St. Tpke. Auth. Rev., Ser. 91D, F.R.W.D.             VMIG1            3.05         9/06/95     12,000       12,000,000
Newark Healthcare Facs. Rev., Ser. 95A, F.R.W.D.                A-1(c)           3.50         9/07/95      2,965        2,965,000
Passaic County, B.A.N.                                          NR               5.00         4/05/96      4,000        4,013,613
Port Auth. of New York & New Jersey, F.R.W.D.,
   Ser. 93-2                                                    NR               3.627        9/05/95      8,000        8,000,000
   KIAC Partners, Ser. 93-2                                     VMIG1            3.40         9/06/95      2,900        2,900,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Comnwlth. Hwy. & Trans. Auth. Rev., F.R.W.D.        VMIG1            3.20%        9/06/95   $    200     $    200,000
Puerto Rico Comnwlth.,
   Gov't Dev. Bank., Ser. 85, F.R.W.D.                          VMIG1            3.20         9/06/95      6,800        6,800,000
   Gov't Dev. Bank., Ser. 95, T.E.C.P.                          A-1+(c)          4.10         9/08/95      2,500        2,500,000
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Fin. Auth.
   Rev.,
   Inter American Proj., Ser. 88, T.E.C.P.                      VMIG1            3.65         9/08/95      2,800        2,800,000
Rockaway Twnshp., B.A.N.                                        NR               3.92         7/31/96      4,899        4,900,174
                                                                                                                     ------------
Total Investments--98.7%
(amortized cost $180,027,227(d))                                                                                      180,027,227
Other assets in excess of liabilities--1.3%                                                                             2,425,565
                                                                                                                     ------------
Net Assets--100%                                                                                                     $182,452,792
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.O.T.--Annual Optional Tender.
    B.A.N.--Bond Anticipation Note.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    Q.T.P.O.T.--Quarterly Third Party Optional Tender.
    S.A.O.T.--Semi-Annual Optional Tender.
    T.E.C.P.--Tax Exempt Commercial Paper.
(b) For purposes of amortized cost valuation, the maturity date of such securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
(c) Standard & Poor's rating.
(d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $180,027,227
Cash.........................................................................................................            51,515
Receivable for investments sold..............................................................................         4,115,000
Receivable for Series shares sold............................................................................         2,080,414
Interest receivable..........................................................................................         1,625,300
Deferred expenses and other assets...........................................................................             5,891
                                                                                                                   ------------
   Total assets..............................................................................................       187,905,347
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         3,880,000
Payable for Series shares reacquired.........................................................................         1,392,918
Dividends payable............................................................................................            64,568
Management fee payable.......................................................................................            60,373
Accrued expenses and other liabilities.......................................................................            42,241
Distribution fee payable.....................................................................................            10,855
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         5,452,555
                                                                                                                   ------------
Net Assets...................................................................................................      $182,452,792
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $  1,824,528
   Paid-in capital in excess of par..........................................................................       180,628,264
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $182,452,792
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share ($182,452,792 / 182,452,792 shares of
   beneficial interest issued and outstanding; unlimited number of shares authorized)........................             $1.00
                                                                                                                   ------------
                                                                                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
                                               ---------------
Income
   Interest and discount earned.............     $ 6,375,246
                                               ---------------
Expenses
   Management fee, net of waiver of
      $214,029..............................         642,087
   Distribution fee.........................         214,029
   Transfer agent's fees and expenses.......          90,000
   Custodian's fees and expenses............          50,000
   Registration fees........................          28,000
   Reports to shareholders..................          24,000
   Legal fees...............................          13,000
   Audit fee................................          10,500
   Deferred organization expenses...........           6,440
   Insurance expense........................           5,000
   Trustees' fees...........................           3,000
   Miscellaneous............................           7,889
                                               ---------------
      Total expenses........................       1,093,945
   Less: custodian fee credit...............         (47,681)
                                               ---------------
      Net expenses..........................       1,046,264
                                               ---------------
Net investment income.......................       5,328,982
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 5,328,982
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW JERSEY MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1995             1994
Operations
   Net investment income........  $   5,328,982    $   3,169,992
                                  -------------    -------------
   Net increase in net assets
      resulting from
      operations................      5,328,982        3,169,992
                                  -------------    -------------
Dividends to shareholders.......     (5,328,982)      (3,169,992)
                                  -------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      subscribed................    621,173,812      556,557,575
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends.................      5,178,490        3,057,774
   Cost of shares reacquired....   (602,179,432)    (564,422,228)
                                  -------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions........     24,172,870       (4,806,879)
                                  -------------    -------------
Total increase (decrease).......     24,172,870       (4,806,879)
Net Assets
Beginning of year...............    158,279,922      163,086,801
                                  -------------    -------------
End of year.....................  $ 182,452,792    $ 158,279,922
                                  -------------    -------------
                                  -------------    -------------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New Jersey Money Market Series (the ``Series'') commenced investment operations on December 3, 1990. The Series is non-diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New Jersey State and federal income taxes with a minimum of risk by investing in ``investment grade'' tax-exempt securities maturing within 13 months or less and whose ratings are within the two highest ratings categories by a nationally recognized statistical rating organization, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends is made monthly.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Deferred Organization Expenses: The Series incurred $32,200 in organization and initial registration expenses. Such amount has been deferred and is being amortized over a period of 60 months ending December 1995.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of each of the Series. During the year ended August 31, 1995, PMF waived 25% of its management fee. The amount of such fees waived for the year ended August 31, 1995 amounted to $214,029 ($.001 per share; .125% of average net assets).

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Fund pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $82,000 for the services of PMFS. As of August 31, 1995, approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                          Year Ended August 31,
                                                                             -----------------------------------------------
                                                                               1995         1994         1993         1992
                                                                             --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains(c)..........................         .03          .02          .02          .04
Dividends and distributions..............................................        (.03)        (.02)        (.02)        (.04)
                                                                             --------     --------     --------     --------
Net asset value, end of period...........................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                             --------     --------     --------     --------
                                                                             --------     --------     --------     --------
TOTAL RETURN(d):.........................................................        3.15%        1.90%        2.31%        3.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................    $182,453     $158,280     $163,087     $164,092
Average net assets (000).................................................    $171,223     $169,123     $170,103     $155,915
Ratios to average net assets(c):
   Expenses, including distribution fee..................................         .64%         .68%         .64%         .32%
   Expenses, excluding distribution fee..................................         .51%         .55%         .51%         .19%
   Net investment income.................................................        3.11%        1.87%        2.02%        3.33%
                                                                           December 3,
                                                                             1990(a)
                                                                             Through
                                                                           August 31,
                                                                              1991
                                                                           -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.....................................   $    1.00
Net investment income and net realized gains(c)..........................         .03
Dividends and distributions..............................................        (.03)
                                                                           -----------
Net asset value, end of period...........................................   $    1.00
                                                                           -----------
                                                                           -----------
TOTAL RETURN(d):.........................................................        3.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..........................................   $ 117,460
Average net assets (000).................................................   $  89,273
Ratios to average net assets(c):
   Expenses, including distribution fee..................................         .13%(b)
   Expenses, excluding distribution fee..................................         .00%(b)
   Net investment income.................................................        4.48%(b)

---------------
 (a) Commencement of investment operations.
 (b) Annualized.
 (c) Net of management fee waiver and/or expense subsidy.
 (d) Total return includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  NEW JERSEY MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New Jersey Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 3, 1990 (commencement of investment operations) through August 31, 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New Jersey Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--91.7%
------------------------------------------------------------------------------------------------------------------------------
Babylon Ind. Dev. Agcy. Res. Rec. Rev.,
   Babylon Cmnty. Waste Mgmt. Facs., Ser. A                     Baa1             7.875%       7/01/06    $ 3,520(d)  $  4,015,792
   Ogden Martin Sys. Inc., Ser. B                               Baa1             8.50         1/01/19        495          557,464
   Ogden Martin Sys. Inc., Ser. C                               Baa1             8.50         1/01/19      3,450        3,885,356
City of New Rochelle Ind. Dev. Agcy.,
   Coll. of New Rochelle                                        BBB-(c)          6.625        7/01/12        500          508,785
   Coll. of New Rochelle                                        BBB-(c)          6.75         7/01/22      2,000        2,038,340
Dutchess Cnty. Res. Rec. Agcy. Rev.,
   Solid Waste Mgmt., Ser. A, F.G.I.C.                          Aaa              7.50         1/01/09      1,150        1,284,481
Great Neck No. Wtr. Auth., Wtr. Sys. Rev., Ser. A               A1               7.00         1/01/18      1,750(d)     1,958,390
Hempstead Town, Ser. B, F.G.I.C.                                Aaa              5.625        2/01/15      3,400        3,311,702
Islip Res. Rec., Ser. B, A.M.B.A.C.                             Aaa              7.20         7/01/10      1,745        2,021,705
Jefferson Cnty. Ind. Dev. Agcy., Solid Waste Disp. Rev.         Baa1             7.20        12/01/20      1,500        1,591,530
Metro. Trans. Auth. Facs. Rev.,
   Commuter Facs., Ser. 7                                       Baa1             Zero         7/01/08      4,030        1,903,692
   Commuter Facs., Ser. 7                                       Baa1             Zero         7/01/09      4,445        1,948,910
   Commuter Facs., Ser. N, F.G.I.C.                             Aaa             Zero          7/01/12      5,575        2,146,877
   Commuter Facs., Ser. N, F.G.I.C.                             Aaa             Zero          7/01/13      4,000        1,445,360
   Trans. Facs., Ser. O                                         Baa1             5.75         7/01/08      2,500        2,472,975
   Trans. Facs., Ser. O                                         Baa1             5.75         7/01/13      1,975        1,908,620
Nassau Cnty. Ind. Dev. Agcy. Rev., Hofstra Univ. Proj.          A                8.25         7/01/03      2,500 (d)    2,773,925
New York City, Gen. Oblig.,
   Ser. A                                                       Baa1             7.75         3/15/03      3,500        3,850,490
   Ser. B                                                       Baa1             8.00         6/01/99      1,900        2,082,970
   Ser. B                                                       Baa1             7.50         2/01/01      4,000        4,370,080
   Ser. D                                                       Baa1             8.00         8/01/03      2,500        2,802,700
   Ser. D                                                       Baa1             7.70         2/01/09      3,040        3,349,654
   Ser. F                                                       Baa1             8.20        11/15/03      3,000        3,457,830
New York City Ind. Dev. Agcy., Spec. Fac. Rev.,
   American Airlines Proj.                                      Baa2             6.90         8/01/24      6,000        6,194,520
   Term. One Group Assoc. Proj.                                 A                6.00         1/01/15      3,000        2,899,860
   Term. One Group Assoc. Proj.                                 A                6.00         1/01/19      5,000        4,787,950
   U.S.T.A. National Tennis Center Proj., F.S.A.                Aaa              6.375       11/15/14      1,000        1,040,090
   Y.M.C.A. Of Greater N.Y. Proj.                               NR               8.00         8/01/16      1,350        1,444,514
New York City Mun. Wtr. Fin. Auth. Rev.,
   Wtr. & Swr. Sys., Ser. A, M.B.I.A.                           Aaa              7.25         6/15/15      3,000        3,405,270
   Wtr. & Swr. Sys., Ser. C                                     Aaa              7.375        6/15/13      4,000 (d)    4,635,200
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons.,
   Ser. A                                                       Baa1             8.125        7/01/07      3,435        3,831,742

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Dorm. Auth. Rev., City Univ. Sys. Cons.,
   (cont'd)
   Ser. A                                                       Baa1             5.75%        7/01/13   $  2,500     $  2,398,875
   Ser. C, F.G.I.C.                                             Aaa              7.50         7/01/10      3,500        4,199,230
   Ser. D                                                       Baa1             8.75         7/01/02      5,000        6,067,000
   Ser. D                                                       Baa1             7.00         7/01/09      1,880        2,069,711
   Coll. & Univ. Ed., M.B.I.A.                                  Aaa             Zero          7/01/04      2,255        1,437,811
   Episcopal Hlth. Svcs., G.N.M.A.                              AAA(c)           7.55         8/01/29      3,000        3,266,730
   Insured Mount Sinai Med. Sch., Ser. A, M.B.I.A.              Aaa              5.00         7/01/13      2,945        2,648,762
   Long Island Med. Ctr.,
   Ser. A, F.H.A.                                               Aa               7.625        8/15/08      2,595        2,812,746
   Ser. A, F.H.A.                                               Aa               7.75         8/15/27      4,100        4,455,839
   Menorah Campus, F.H.A.                                       AA(c)            7.40         2/01/31      2,990        3,323,176
   Spec. Act. Sch. Districts, F.G.I.C.                          Aaa              7.00         7/01/13      3,050        3,322,426
   St. Univ. Edl. Facs., Ser. A, A.M.B.A.C.                     Baa1             5.25         5/15/15      5,000        4,494,850
New York St. Energy Resh. & Dev. Auth. Rev.,
   Brooklyn Union Gas Co., M.B.I.A.                             Aaa              6.75         2/01/24      2,000        2,105,020
   Brooklyn Union Gas Co., Ser. D, M.B.I.A.                     Aaa              7.225        7/08/26      2,000 (e)    1,720,000
   Con. Edison Co.                                              Aa3              7.50         7/01/25      6,735        7,268,142
   Con. Edison Co.                                              Aa3              7.50         1/01/26      4,775        5,158,767
New York St. Environ. Facs. Corp.,
   Occidental Pet. Corp. Proj.                                  Baa3             5.70         9/01/28      2,000        1,778,720
   Poll. Ctrl. Rev., St. Wtr. Revolving Fund, Ser. B            Aa               7.50         3/15/11      1,300        1,432,691
   Poll. Ctrl. Rev., St. Wtr. Revolving Fund, Ser. E            Aa               6.50         6/15/14      1,000        1,059,960
New York St. Hsg. Fin. Agcy. Rev., Ser. A,
   Multifamily Hsg.                                             Aa               7.05         8/15/24      1,000        1,048,600
   St. Univ. Constr.                                            Aaa              8.10        11/01/10      1,000 (d)    1,137,720
   St. Univ. Constr.                                            Aaa              8.00         5/01/11      3,600        4,375,980
   Svc. Contract                                                Aaa              7.375        9/15/21      2,000 (d)    2,346,220
New York St. Local Gov't. Assistance Corp.,
   Ser. B                                                       A                5.375        4/01/16      5,000        4,627,500
   Ser. B                                                       A                6.25         4/01/21      2,000        2,015,700
   Ser. C                                                       A               Zero          4/01/14     10,000        3,327,200
   Ser. E                                                       A                6.00         4/01/14      4,000        4,035,520
   Ser. E                                                       A                5.25         4/01/16      4,500        4,118,670
New York St. Med. Care Facs. Fin. Agcy. Rev.,
   Booth, Silvercrest & Kings Brook Hosp., Ser. A, F.H.A.       Aa               7.60         2/15/29      2,750        3,030,720
   Ellis & Ira Davenport Hosp., Ser. B, F.H.A.                  Aa               8.00         2/15/28      1,495        1,658,942
   F.U.C. Insured Mtge., Ser. A, A.M.B.A.C.                     Aaa              6.50         8/15/29      3,000        3,122,850
   Good Samaritan Hosp., Ser. A, F.H.A.                         Aa               7.625        2/15/23      3,500        3,804,780
   Hosp. & Nursing Home, Ser. A, F.H.A.                         Aaa              7.70         2/15/25      1,000 (d)    1,162,790
   Hosp. & Nursing Home, Ser. C, F.H.A.                         Aa               8.625        2/15/06      1,430        1,464,677
   Long Island Coll. Hosp., Ser. A, F.H.A.                      AAA(c)           8.50         1/15/22      4,000        4,151,080
   Long Island Coll. Hosp., Ser. B, F.H.A.                      Aa               8.00         2/15/08      3,000        3,330,810

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St. Med. Care Facs. Fin. Agcy. Rev., Mental Hlth. Svcs., (cont'd)
   F.G.I.C.                                                     Aaa              5.375%       2/15/14    $ 5,000     $  4,739,250
   F.G.I.C.                                                     Aaa              5.25         2/15/19      6,250        5,663,687
   M.B.I.A.                                                     Aaa              6.00         8/15/02      3,000        3,229,020
   Ser. A                                                       Aaa              7.50         8/15/07      2,185 (d)    2,537,812
   Ser. A                                                       Baa1             7.50         8/15/07        815          883,721
   Ser. A                                                       Baa1             7.75         8/15/11        135          148,001
   Ser. A                                                       Aaa              7.50         2/15/21      3,135 (d)    3,641,208
   St. Francis Hosp., Proj. A, F.G.I.C.                         Aaa              7.60        11/01/08      2,350        2,629,321
New York St. Mtge. Agcy. Rev.,
   Homeowner Mtge.                                              Aa               5.375       10/01/17      2,000        1,800,620
   Homeowner Mtge.                                              Aa               8.05        10/01/21      3,110        3,314,576
New York St. Mun. Bond Bank Agcy., Spec. Proj. Rev., Ser.
   A                                                            A+(c)            6.75         3/15/11      3,000        3,186,870
New York St. Thrwy. Auth. Svc. Contract Rev.,
   Local Highway & Bridge                                       Baa1             5.875        4/01/14      1,485        1,427,337
New York St. Urban Dev. Corp. Rev.,
   Correctional Cap. Facs., Ser. 5                              Baa1             6.00         1/01/04      4,415        4,527,936
   Correctional Cap. Facs.                                      Baa1            Zero          1/01/08     10,000        4,834,800
   Correctional Cap. Facs.                                      Baa1             5.25         1/01/21      2,960        2,562,146
Niagara Falls Bridge Comn., Toll Bridge Sys. Rev.,
   F.G.I.C.                                                     Aaa              5.25        10/01/21      2,350        2,150,673
Port Auth. of New York & New Jersey, Ser. 70                    A1               7.25         8/01/25      1,000        1,077,610
Suffolk Cnty. Ind. Dev. Agcy., Southwest Swr. Sys. Rev.,
   F.G.I.C.                                                     Aaa              6.00         2/01/07      1,000        1,068,170
Suffolk Cnty. Wtr. Auth., Waterworks Rev., M.B.I.A.             Aaa              6.00         6/01/09      5,160        5,467,536
Triborough Bridge & Tunl. Auth. Rev.,
   Ser. A, M.B.I.A.                                             Aaa              6.00         1/01/10      2,000        2,102,140
   Ser. A                                                       Aa               5.00         1/01/15      5,000        4,468,800
   Ser. M                                                       Aaa              7.50         1/01/15      2,035 (d)    2,228,122
Puerto Rico Comnwlth., Gen. Oblig.,
   A.M.B.A.C.                                                   Aaa              7.00         7/01/10      6,500        7,544,225
   A.M.B.A.C.                                                   Aaa              5.25         7/01/18      1,000          923,650
   A.M.B.A.C.                                                   Aaa              5.00         7/01/21      5,000        4,430,750
   Pub. Impvt. Ref.                                             Aaa              7.00         7/01/10      1,250        1,450,812
Puerto Rico Hsg. Fin. Auth. Rev., Single Family                 Baa              5.25        12/01/06      2,000        1,914,600
Puerto Rico Hwy. & Trans. Auth.,
   Hwy. Rev. Ser. W                                             Baa1             5.50         7/01/13      3,000        2,849,370
   Hwy. Rev. Ser. W, F.S.A.                                     Aaa              5.25         7/01/20      2,215        2,031,044
   Hwy. Rev. Ser. X                                             Baa1             5.50         7/01/19      3,450        3,199,530
   Hwy. Rev. Ser. X, F.S.A.                                     Aaa              5.00         7/01/22      2,940        2,599,842
Puerto Rico Pub. Bldgs. Auth. Rev. Gtd. Gov't. Facs.,
   Ser. A, A.M.B.A.C.                                           Aaa              6.25         7/01/15        850          902,938
Puerto Rico Tel. Auth. Rev.,
   Ser. I, M.B.I.A.                                             Aaa              6.617        1/25/07      7,875        7,845,469
   Ser. I, M.B.I.A.                                             Aaa              5.449        1/16/15      1,000          953,940

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                       BBB(c)           7.70%       10/01/04   $  2,500     $  2,739,550
   Hwy. Trans. Trust Fund, Ser. A                               NR               7.25        10/01/18      2,550        2,690,148
                                                                                                                     ------------
Total long-term investments (cost $280,229,855)                                                                       299,472,213
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--7.5%
Babylon Ind. Dev. Agcy. Res. Rec. Rev., Ser. 89, F.R.D.D.       A1+(c)           3.50         9/01/95      1,000        1,000,000
New York City, Gen. Oblig.,
   Ser. 94A-4, F.R.D.D.                                         VMIG1            3.45         9/01/95        400          400,000
   Ser. A, F.R.D.D.                                             VMIG1            3.45         9/01/95      2,200        2,200,000
New York City Hsg. Dev. Corp., E.17th St. Property,
   Ser. 93A, F.R.D.D.                                           A-1(c)           3.50         9/01/95      4,300        4,300,000
New York St. Dorm. Auth. Rev.,
   St. Francis Center at the Knolls, F.R.D.D.                   VMIG1            3.45         9/01/95      2,600        2,600,000
New York St. Energy Resch. & Dev. Auth. Rev., F.R.D.D.,
   Energy & Gas, Ser. 94B                                       VMIG1            3.15         9/01/95        300          300,000
   Niagara Mohawk Pwr. Corp., Ser. 85A                          A1+(c)           3.50         9/01/95      4,800        4,800,000
   Niagara Mohawk Pwr. Corp., Ser. 85B                          P1               3.45         9/01/95        800          800,000
   Niagara Mohawk Pwr. Corp., Ser. 86A                          P1               3.55         9/01/95      8,000        8,000,000
                                                                                                                     ------------
Total short-term investments (cost $24,400,000)                                                                        24,400,000
                                                                                                                     ------------
Total Investments--99.2%
(cost $304,629,855; Note 4)                                                                                           323,872,213
Other assets in excess of liabilities--0.8%                                                                             2,694,687
                                                                                                                     ------------
Net Assets--100%                                                                                                     $326,566,900
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of such security is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             NEW YORK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $304,629,855)....................................................................      $323,872,213
Interest receivable..........................................................................................         3,417,340
Receivable for Series shares sold............................................................................            65,397
Receivable for investments sold..............................................................................            36,174
Prepaid expenses and other assets............................................................................             9,660
                                                                                                                   ------------
   Total assets..............................................................................................       327,400,784
                                                                                                                   ------------
Liabilities
Payable for Series shares reacquired.........................................................................           369,813
Dividends payable............................................................................................           191,114
Management fee payable.......................................................................................           123,502
Distribution fee payable.....................................................................................            82,783
Accrued expenses and other liabilities.......................................................................            65,072
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................           833,884
                                                                                                                   ------------
Net Assets...................................................................................................      $326,566,900
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    274,187
   Paid-in capital in excess of par..........................................................................       308,048,008
                                                                                                                   ------------
                                                                                                                    308,322,195
   Accumulated net realized loss on investments..............................................................          (997,653)
   Net unrealized appreciation on investments................................................................        19,242,358
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $326,566,900
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($163,024,630 / 13,689,565 shares of beneficial interest issued and outstanding).......................            $11.91
   Maximum sales charge (3.0% of offering price).............................................................               .37
   Maximum offering price to public..........................................................................            $12.28
Class B:
   Net asset value, offering price and redemption price per share
      ($163,012,854 / 13,684,725 shares of beneficial interest issued and outstanding).......................            $11.91
Class C:
   Net asset value, offering price and redemption price per share
      ($529,416 / 44,444 shares of beneficial interest issued and outstanding)...............................            $11.91

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
Income
   Interest and discount earned.............    $  20,849,233
                                               ---------------
Expenses
   Management fee (net of fee waiver of
      $108,361).............................        1,518,552
   Distribution fee--Class A................           95,024
   Distribution fee--Class B................        1,150,164
   Distribution fee--Class C................            2,439
   Transfer agent's fees and expenses.......          183,000
   Custodian's fees and expenses............          115,000
   Registration fees........................           65,000
   Legal fees...............................           40,000
   Reports to shareholders..................           33,000
   Audit fee................................           11,000
   Trustees' fees...........................            3,200
   Miscellaneous............................           15,340
                                               ---------------
      Total expenses........................        3,231,719
   Less: custodian fee credit...............          (15,291)
                                               ---------------
      Net expenses..........................        3,216,428
                                               ---------------
Net investment income.......................       17,632,805
                                               ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
   Investment transactions..................            3,593
   Financial futures transactions...........         (428,642)
                                               ---------------
                                                     (425,049)
                                               ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        5,028,670
   Financial futures contracts..............           (4,844)
                                               ---------------
                                                    5,023,826
                                               ---------------
Net gain on investments.....................        4,598,777
                                               ---------------
Net Increase in Net Assets Resulting
from Operations.............................    $  22,231,582
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                       ------          ------
Operations
   Net investment income..........  $ 17,632,805    $ 18,454,581
   Net realized loss on investment
      transactions................      (425,049)        (16,054)
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     5,023,826     (25,211,565)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    22,231,582      (6,773,038)
                                    ------------    ------------
Dividends from net investment
   income (Note 1)
   Class A........................    (5,367,852)       (734,832)
   Class B........................   (12,248,452)    (17,719,575)
   Class C........................       (16,501)           (174)
                                    ------------    ------------
                                     (17,632,805)    (18,454,581)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    18,761,553      41,684,512
   Net asset value of shares
      issued in reinvestment of
      dividends...................    10,361,213      11,015,273
   Cost of shares reacquired......   (52,939,335)    (52,115,672)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (23,816,569)        584,113
                                    ------------    ------------
Total decrease....................   (19,217,792)    (24,643,506)
Net Assets
Beginning of year.................   345,784,692     370,428,198
                                    ------------    ------------
End of year.......................  $326,566,900    $345,784,692
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New York Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state and city income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities and whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. There were no futures contracts outstanding at August 31, 1995.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees), and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK SERIES
--------------------------------------------------------------------------------
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $108,361 ($0.004 per share; 0.03% of average daily net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $39,400 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the year ended August 31, 1995, it received approximately $360,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $134,000 for the services of PMFS. As of August 31, 1995, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $176,874,532 and $219,612,500, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1995 was $304,658,055 and, accordingly, net unrealized appreciation investments for federal income tax purposes was $19,214,158 (gross unrealized appreciation--$19,976,506, gross unrealized depreciation--$762,348).
For federal income tax purposes, the Series had a capital loss carryforward as of August 31, 1995 of approximately $1,041,800, of which $15,700 expires in 1999 and $1,026,100 expires in 2003. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.
The Series elected to treat net capital losses of approximately $531,600 incurred in the ten month period ended August 31, 1994 as having occurred in the current fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   NEW YORK SERIES
--------------------------------------------------------------------------------
shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the years ended August 31, 1995 and 1994 were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31 1995:
Shares sold.......................      277,184    $   3,225,910
Shares issued in reinvestment of
  dividends.......................      267,148        3,155,429
Shares reacquired.................   (1,006,903)     (11,817,623)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (462,571)      (5,436,284)
Shares issued upon conversion from
  Class B.........................   12,985,377      149,561,617
                                    -----------    -------------
Net increase in shares
  outstanding.....................   12,522,806    $ 144,125,333
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1994:
Shares sold.......................      568,443    $   6,979,928
Shares issued in reinvestment of
  dividends.......................       34,634          419,800
Shares reacquired.................     (379,015)      (4,536,278)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      224,062    $   2,863,450
                                    -----------    -------------
                                    -----------    -------------

Class B                               Shares          Amount
----------------------------------  -----------    -------------
Year ended August 31, 1995:
Shares sold.......................    1,310,430    $  15,158,331
Shares issued in reinvestment of
  dividends.......................      627,938        7,192,642
Shares reacquired.................   (3,612,951)     (41,102,851)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............   (1,674,583)     (18,751,878)
Shares reacquired upon conversion
  into Class A....................  (12,985,377)    (149,561,617)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................  (14,659,960)   $(168,313,495)
                                    -----------    -------------
                                    -----------    -------------
Year ended August 31, 1994:
Shares sold.......................    2,819,758    $  34,553,962
Shares issued in reinvestment of
  dividends.......................      873,809       10,595,424
Shares reacquired.................   (3,939,794)     (47,570,423)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (246,227)   $  (2,421,037)
                                    -----------    -------------
                                    -----------    -------------

Class C
----------------------------------
Year ended August 31, 1995:
Shares sold.......................       32,796    $     377,312
Shares issued in reinvestment of
  dividends.......................        1,131           13,142
Shares reacquired.................       (1,612)         (18,861)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       32,315    $     371,593
                                    -----------    -------------
                                    -----------    -------------
August 1, 1994(a) through
  August 31, 1994:
Shares sold.......................       12,897    $     150,622
Shares issued in reinvestment of
  dividends.......................            4               49
Shares reacquired.................         (772)          (8,971)
                                    -----------    -------------
Net increase in shares
  outstanding.....................       12,129    $     141,700
                                    -----------    -------------
                                    -----------    -------------
---------------
(a) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                          Class A
                                                   ------------------------------------------------------
                                                                   Year Ended August 31,
                                                   ------------------------------------------------------
                                                     1995        1994        1993        1992       1991
                                                   --------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.............    $  11.71     $ 12.54     $ 11.75     $11.08     $10.62
                                                   --------     -------     -------     ------     ------
Income from investment operations
Net investment income..........................         .66(a)      .67         .70        .71        .72
Net realized and unrealized gain (loss) on
   investment transactions.....................         .20        (.83)        .79        .67        .46
                                                   --------     -------     -------     ------     ------
   Total from investment operations............         .86        (.16)       1.49       1.38       1.18
Less dividends
Dividends from net investment income...........        (.66)       (.67)       (.70)      (.71)      (.72)
                                                   --------     -------     -------     ------     ------
Net asset value, end of year...................    $  11.91     $ 11.71     $ 12.54     $11.75     $11.08
                                                   --------     -------     -------     ------     ------
                                                   --------     -------     -------     ------     ------
TOTAL RETURN(b):...............................        7.70%      (1.38)%     13.06%     12.73%     11.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)..................    $163,025     $13,661     $11,821     $6,057     $2,729
Average net assets (000).......................    $ 95,024     $13,454     $ 8,755     $4,024     $1,579
Ratios to average net assets:
   Expenses, including distribution fees.......         .69%(a)     .74%        .74%       .74%       .71%
   Expenses, excluding distribution fees.......         .59%(a)     .64%        .64%       .64%       .61%
   Net investment income.......................        5.65%(a)    5.46%       5.78%      6.19%      6.61%
Portfolio turnover rate........................          57%         49%         44%        45%        78%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            NEW YORK SERIES
--------------------------------------------------------------------------------

                                                                                                                      Class C
                                                                             Class B                                ------------
                                                   ------------------------------------------------------------         Year
                                                                      Year Ended August 31,                            Ended
                                                   ------------------------------------------------------------      August 31,
                                                     1995         1994         1993         1992         1991           1995
                                                   --------     --------     --------     --------     --------        -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $  11.71     $  12.54     $  11.75     $  11.08     $  10.62        $11.71
                                                   --------     --------     --------     --------     --------       -------
Income from investment operations
Net investment income..........................         .61(a)       .62          .65          .66          .67           .58(a)
Net realized and unrealized gain (loss) on
  investment transactions......................         .20         (.83)         .79          .67          .46           .20
                                                   --------     --------     --------     --------     --------       -------
   Total from investment operations............         .81         (.21)        1.44         1.33         1.13           .78
Less dividends
Dividends from net investment income...........        (.61)        (.62)        (.65)        (.66)        (.67)         (.58)
                                                   --------     --------     --------     --------     --------       -------
Net asset value, end of period.................    $  11.91     $  11.71     $  12.54     $  11.75     $  11.08        $11.91
                                                   --------     --------     --------     --------     --------       -------
                                                   --------     --------     --------     --------     --------       -------
TOTAL RETURN(b):...............................        7.27%       (1.77)%      12.61%       12.32%       10.96%         7.01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $163,013     $331,982     $358,607     $316,472     $293,942        $  529
Average net assets (000).......................    $230,033     $350,564     $330,823     $303,016     $295,285        $  325
Ratios to average net assets:
   Expenses, including distribution fees.......        1.11%(a)     1.14%        1.14%        1.14%        1.11%         1.36%(a)
   Expenses, excluding distribution fees.......         .61%(a)      .64%         .64%         .64%         .61%          .61%(a)
   Net investment income.......................        5.30%(a)     5.06%        5.38%        5.79%        6.21%         5.05%(a)
Portfolio turnover rate........................          57%          49%          44%          45%          78%           57%

                                                 August 1,
                                                  Through
                                                 August 31,
                                                    1994
                                                    -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...........    $11.74
                                                    -----

Income from investment operations
Net investment income..........................       .04
Net realized and unrealized gain (loss) on
  investment transactions......................      (.03)
                                                    -----

   Total from investment operations............       .01
Less dividends
Dividends from net investment income...........      (.04)
                                                    -----

Net asset value, end of period.................    $11.71
                                                    -----
                                                    -----

TOTAL RETURN(b):...............................      0.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)................    $  142
Average net assets (000).......................    $   42
Ratios to average net assets:
   Expenses, including distribution fees.......      1.62%(c)
   Expenses, excluding distribution fees.......       .87%(c)
   Net investment income.......................      5.17%(c)
Portfolio turnover rate........................        49%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    NEW YORK SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.
DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Albany City Sch. Dist., Ser. 95, B.A.N.                         NR               4.50%        5/03/96   $  2,000     $  2,002,175
Amherst Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co., Ser.
   85, S.O.T.                                                   A-1+(c)          4.35        11/01/95      3,100        3,100,000
Babylon, Gen. Oblig., Ser. 94B, F.R.W.D., A.M.B.A.C.            VMIG1            3.20         9/06/95      4,700        4,700,000
Babylon Ind. Dev. Agcy. Rev., Res. Rec. Rev., Ser. 89,
   F.R.D.D.                                                     A-1+(c)          3.50         9/01/95      6,500        6,500,000
Battery Park Auth. Rev., Ser. 90, F.R.W.D.                      A-1(c)           3.80         9/06/95      5,000        5,000,000
Commack Union Free Sch. Dist., Ser. 95, T.A.N.                  NR               4.25         6/28/96      2,500        2,509,916
East Islip Union Free Sch. Dist., Ser. 95, T.A.N.               NR               4.50         6/28/96      7,110        7,144,911
Farmingdale Union Free Sch. Dist., Ser. 95, T.A.N.              NR               4.25         6/27/96      3,675        3,684,313
Franklinville Central Sch. Dist., Ser 93, F.R.W.D.              NR               3.75         9/07/95      4,250        4,250,000
Guilderland Ind. Dev. Agcy. Rev., Northeastern Ind'l.
   Park, Ser. 93A, F.R.W.D.                                     P-1              3.50         9/06/95      1,500        1,500,000
Monroe Cnty. Ind. Dev. Agcy. Rev., Gen. Accident Ins. Co.,
   Ser. 84, S.O.T.                                              A-1+(c)          3.85         9/01/95      7,000        7,000,000
Mt. Pleasant Ind. Dev. Agcy. Rev., Poll. Ctrl. Rev., Gen.
   Motors Corp. Proj., F.R.W.D.                                 VMIG2            3.70         9/06/95      6,095        6,095,000
Nassau Cnty., Gen. Oblig., Ser. 95B, R.A.N.                     SP-1(c)          4.25         3/15/96      4,000        4,010,443
Nassau Cnty., Ser. 95F, B.A.N.                                  MIG1             4.50         3/15/96      4,980        4,994,346
New York City, Gen. Oblig.,
   Ser. 94A-4, F.R.D.D.                                         VMIG1            3.45         9/01/95      1,800        1,800,000
   Ser. 95, F.R.D.D., M.B.I.A.                                  VMIG1            3.40         9/01/95        800          800,000
   Ser. 95, T.A.N.                                              MIG1             4.50         2/15/96      8,000        8,030,247
   Ser. 95B-9, T.E.C.P.                                         VMIG1            3.70        10/03/95      2,900        2,900,000
   Ser. 95F-3, F.R.W.D.                                         VMIG1            3.60         9/06/95      6,300        6,300,000
   Ser. 95F-5, F.R.W.D.                                         VMIG1            3.55         9/06/95        700          700,000
New York City Hsg. Dev. Corp.,
   E.17th St. Property, Ser. 93A, F.R.D.D.                      A-1(c)           3.50         9/01/95      4,600        4,600,000
   James Tower Proj., Ser. 94A, F.R.W.D.                        A-1(c)           3.40         9/06/95      4,200        4,200,000
   Related E. 96th St. Proj., Ser. 90A, F.R.W.D.                VMIG1            3.50         9/07/95     13,500       13,500,000
New York City Ind. Dev. Agcy. Rev.,
   Japan Airlines, Ser. 91, F.R.D.D.                            A-1+(c)          3.65         9/01/95     15,200       15,200,000
   Viola Bakeries, Ser. 90, F.R.W.D.                            VMIG1            3.60         9/06/95      2,650        2,650,000
New York City Mun. Water Fin. Auth., Water & Sew. Rev.,
   Ser. 9-3, T.E.C.P.                                           VMIG1            3.55         9/20/95      3,000        3,000,000
   Ser. 9-3, T.E.C.P.                                           P-1              3.75        10/13/95      1,500        1,500,000
   Ser. 9-3, T.E.C.P.                                           P-1              3.80        12/15/95      4,000        4,000,000
New York City Unltd. Tax Rev., JPM Putters, Ser. 33,
   F.R.W.D., M.B.I.A.                                           VMIG1            3.55         9/07/95      3,100        3,100,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
New York St., Gen. Oblig., Ser. P, T.E.C.P.                     P-1              3.75%       10/05/95   $  4,800     $  4,800,000
New York St. Dorm. Auth. Rev.,
   Mem. Sloan Kettering, Ser. 89A, T.E.C.P.                     VMIG1            3.10         9/21/95      4,500        4,500,000
   Miriam Osborn Memorial Home, F.R.W.D.                        VMIG1            3.30         9/06/95      4,700        4,700,000
   Rockefeller Univ., Ser. 91A, F.R.W.D.                        Aaa              3.76         9/06/95     13,600       13,600,000
   St. Francis Center at the Knolls, F.R.D.D.                   VMIG1            3.45         9/01/95      4,000        4,000,000
New York St. Energy Res. & Dev. Auth.,
   Long Island Ltg. Co. Proj.,
      Ser. 85B, A.M.T.                                          VMIG1            4.70         3/01/96      7,500        7,500,000
      Ser. 95A, F.R.W.D.                                        VMIG1            3.30         9/06/95      5,000        5,000,000
   New York St. Elec. & Gas Co., Ser. 84A, A.M.T.               A-1+(c)          4.60        12/01/95      4,000        4,000,000
   Niagara Mohawk Pwr. Corp.,
      Ser. 85B, F.R.D.D.                                        P-1              3.45         9/01/95        500          500,000
      Ser. 85C, F.R.D.D.                                        P-1              3.45         9/01/95      2,600        2,600,000
      Ser. 86A, F.R.D.D.                                        P-1              3.55         9/01/95      9,500        9,500,000
   Pollution Control Rev.,
      Ser. 85A, A.O.T.                                          A-1+(c)          4.65         3/15/96      2,000        2,000,000
      Ser. 85B, A.O.T.                                          Aaa              4.10        10/15/95      3,250        3,250,000
New York St. Hsg. Fin. Auth., Liberty View Apts.,
   Ser. 85A, F.R.W.D.                                           VMIG1            3.60         9/06/95      5,400        5,400,000
New York St. Job Dev. Auth., F.R.M.D.,
   Ser. 84D                                                     VMIG1            3.70         9/01/95      1,655        1,655,000
   Ser. 84E                                                     VMIG1            3.70         9/01/95      3,900        3,900,000
   Ser. 84F                                                     VMIG1            3.70         9/01/95      1,525        1,525,000
   Ser. 86C                                                     VMIG1            3.80         9/01/95      1,185        1,185,000
New York St. Local Gov't. Assistance Corp.,
   Ser. 95E, F.R.W.D.                                           VMIG1            3.50         9/06/95      3,000        3,000,000
   Ser. 95F, F.R.W.D.                                           VMIG1            3.35         9/06/95     12,400       12,400,000
New York St. Power Auth. Rev., S.M.T.                           MIG1             3.85         9/01/95     10,000       10,000,000
New York St. Thruway Auth. Rev., Ser. C, F.R.W.D.,
   F.G.I.C.                                                     NR               3.70         9/07/95      7,000        7,000,000
New York St. Urban Dev. Corp. Rev.,
   Ser. 86                                                      Aaa              8.00         1/01/96      2,500        2,540,609
   Ser. B                                                       Aaa              8.00         1/01/96      5,000        5,156,148
Niagara Cnty. Ind. Dev. Agcy. Rev., Gen. Abrasive
   Treibacher,
   Ser. 91, F.R.W.D.                                            P-1              3.65         9/06/95      4,600        4,600,000
Oswego Cnty. Ind. Dev. Agcy. Rev., Philip Morris Co., Ser.
   92, F.R.W.D.                                                 P-1              3.65         9/06/95      6,300        6,300,000
Oyster Bay, Gen. Oblig.,
   Ser. 94, B.A.N.                                              NR               4.85        12/08/95      2,000        1,999,370
   Ser. 94, B.A.N.                                              NR               5.00        12/08/95      3,000        3,000,597

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as                   PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Port Auth. of New York & New Jersey, Kiac Partners,
      Ser. 3-2, F.R.W.D.                                        VMIG1            3.40%        9/06/95   $  6,200     $  6,200,000
      Ser. 3-3, F.R.W.D.                                        VMIG1            3.40         9/06/95      4,500        4,500,000
   Spec. Oblig. Rev.,
      Ser.1, F.R.D.D.                                           VMIG1            3.45         9/01/95      2,500        2,500,000
      Ser. 93-1, F.R.W.D.                                       NR               3.627        9/05/95     12,000       12,000,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 95,
   T.E.C.P.                                                     A-1+(c)          3.60         9/11/95      7,700        7,700,000
Rockland Cnty., Ser. 95, B.A.N                                  NR               5.50         3/08/96      2,000        2,009,239
Sayville Union Free Sch. Dist., Ser. 95, T.A.N.                 MIG1             4.25         6/27/96      6,500        6,526,710
St. Lawrence Cnty. Ind. Dev. Agcy. Rev.,
   Clarkson Univ. Proj., Ser. 90, F.R.W.D.                      VMIG1            3.80         9/07/95      2,700        2,700,000
   Reynolds Metals, F.R.D.D.                                    P-1              3.35         9/01/95      1,000        1,000,000
   Reynolds Metals, Ser. 95, F.R.W.D.                           VMIG1            3.50         9/06/95      3,000        3,000,000
United Nations Dev. Corp. Rev., Phase 2 & 3 Sr. Lien            Aaa              7.875        7/01/96      4,000        4,204,061
Westchester Cnty., T.A.N.                                       NR               5.00        12/14/95      7,000        7,009,650
Yates Cnty. Ind. Dev. Agcy. Rev., Clearplass Containers
   Inc.,
   Ser. 92A, F.R.W.D.                                           A-1(c)           3.75         9/07/95      1,455        1,455,000
                                                                                                                     ------------
Total Investments--102.0%
(amortized cost--$331,187,735(d))                                                                                     331,187,735
Liabilities in excess of other assets--(2.0)%                                                                          (6,490,118)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $324,697,617
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Annual Mandatory Tender (b).
    A.O.T.--Annual Optional Tender (b).
    B.A.N.--Bond Anticipation Note.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (b).
    F.R.M.D.--Floating Rate (Monthly) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    M.B.I.A.--Municipal Bond Insurance Association.
    R.A.N.--Revenue Anticipation Note.
    S.M.T.--Semi-Annual Mandatory Tender (b).
    S.O.T.--Semi-Annual Optional Tender (b).
    T.A.N.--Tax Anticipation Note.
    T.E.C.P.--Tax-Exempt Commercial Paper.

 (b) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's rating.
 (d) The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities            NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at amortized cost which approximates market value...............................................      $331,187,735
Receivable for investments sold..............................................................................        14,312,795
Receivable for Series shares sold............................................................................         2,544,647
Interest receivable..........................................................................................         2,064,757
Deferred expenses and other assets...........................................................................             7,167
                                                                                                                   ------------
   Total assets..............................................................................................       350,117,101
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................        17,000,000
Payable for Series shares reacquired.........................................................................         8,009,423
Accrued expenses and other liabilities.......................................................................           143,748
Management fee payable.......................................................................................           137,878
Dividends payable............................................................................................           111,421
Distribution fee payable.....................................................................................            15,414
Deferred trustee fees........................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................        25,419,484
                                                                                                                   ------------
Net Assets...................................................................................................      $324,697,617
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at $.01 par value..........................................................      $  3,246,976
   Paid-in capital in excess of par..........................................................................       321,450,641
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $324,697,617
                                                                                                                   ------------
                                                                                                                   ------------
Net asset value, offering price and redemption price per share ($324,697,617 / 324,697,617
   shares of beneficial interest issued and outstanding; unlimited number of shares authorized)..............             $1.00

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
                                                 ---------------
Income
   Interest...................................    $  10,956,553
                                                 ---------------
Expenses
   Management fee.............................        1,463,815
   Distribution fee...........................          365,954
   Transfer agent's fees and expenses.........          137,000
   Custodian's fees and expenses..............           80,000
   Reports to shareholders....................           40,000
   Registration fees..........................           16,000
   Audit fee..................................           10,500
   Legal fees.................................           10,000
   Trustees' fees.............................            3,200
   Miscellaneous..............................           11,886
                                                 ---------------
      Total expenses..........................        2,138,355
   Less: custodian fee credit.................          (35,560)
                                                 ---------------
      Net expenses............................        2,102,795
                                                 ---------------
Net investment income.........................        8,853,758
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................    $   8,853,758
                                                 ---------------
                                                 ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NEW YORK MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended August 31,
in Net Assets                         1995              1994
Operations
   Net investment income.......  $     8,853,758    $   4,997,969
                                 ---------------    -------------
   Net increase in net assets
      resulting from
      operations...............        8,853,758        4,997,969
                                 ---------------    -------------
Dividends to shareholders......       (8,853,758)      (4,997,969)
                                 ---------------    -------------
Series share transactions
   (at $1 per share)
   Net proceeds from shares
      sold.....................    1,099,424,608      956,452,031
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      dividends................        8,564,122        4,807,678
   Cost of shares reacquired...   (1,052,364,310)    (978,490,262)
                                 ---------------    -------------
   Net increase (decrease) in
      net assets from Series
      share transactions.......       55,624,420      (17,230,553)
                                 ---------------    -------------
Total increase (decrease)......       55,624,420      (17,230,553)
Net Assets
Beginning of year..............      269,073,197      286,303,750
                                 ---------------    -------------
End of year....................  $   324,697,617    $ 269,073,197
                                 ---------------    -------------
                                 ---------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The New York Money Market Series (the ``Series'') commenced investment operations in April, 1985. The Series is diversified and seeks to achieve its investment objective of providing the highest level of income that is exempt from New York State, New York City and federal income taxes with a minimum of risk by investing in ``investment grade'' tax-exempt securities having a maturity of thirteen months or less whose ratings are within the two highest ratings categories by two nationally recognized statistical rating organizations, or if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations Portfolio securities of the Series are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

All securities are valued as of 4:30 P.M., New York time.

Securities Transactions and Investment Income Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis.

Federal Income Taxes For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends: The Series declares daily dividends from net investment income. Payment of dividends are made monthly.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series.

The Fund has a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''). To reimburse PMFD for its expenses incurred pursuant to a plan of distribution, the Series pays PMFD a reimbursement, accrued daily and payable monthly, at an annual rate of .125 of 1% of the Series' average daily net assets. PMFD pays various broker-dealers, including Prudential Securities Incorporated (``PSI'') and Pruco Securities Corporation, affiliated broker-dealers, for account servicing fees and other expenses incurred by such broker-dealers.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are (indirect) wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended August 31, 1995, the Series incurred fees of approximately $126,000 for the services of PMFS. As of August 31, 1995, approximately $10,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                             Year Ended August 31,
                                                                                -----------------------------------------------
                                                                                  1995         1994         1993         1992
                                                                                --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................    $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains................................         .03          .02          .02          .03
Dividends and distributions to shareholders.................................        (.03)        (.02)        (.02)        (.03)
                                                                                --------     --------     --------     --------
Net asset value, end of year................................................    $   1.00     $   1.00     $   1.00     $   1.00
                                                                                --------     --------     --------     --------
                                                                                --------     --------     --------     --------
TOTAL RETURN(a):............................................................        3.06%        1.80%        1.80%        2.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................    $324,698     $269,073     $286,304     $249,785
Average net assets (000)....................................................    $292,763     $280,492     $275,640     $248,557
Ratios to average net assets:
  Expenses, including distribution fee......................................         .73%         .77%         .75%         .76%
  Expenses, excluding distribution fee......................................         .61%         .64%         .63%         .63%
  Net investment income.....................................................        3.02%        1.78%        1.75%        2.83%

                                                                                1991
                                                                              --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................................  $   1.00
Net investment income and net realized gains................................       .04
Dividends and distributions to shareholders.................................      (.04)
                                                                              --------
Net asset value, end of year................................................  $   1.00
                                                                              --------
                                                                              --------
TOTAL RETURN(a):............................................................      4.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)...............................................  $236,361
Average net assets (000)....................................................  $245,494
Ratios to average net assets:
  Expenses, including distribution fee......................................       .79%
  Expenses, excluding distribution fee......................................       .66%
  Net investment income.....................................................      4.23%

---------------
 (a) Total return includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                  NEW YORK MONEY MARKET SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, New York Money Market Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, New York Money Market Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as                    PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--93.7%
------------------------------------------------------------------------------------------------------------------------------
Buncombe Cnty., Pub. Impvt. Bonds,                               Aa               6.90%        3/01/09   $  1,000 (d) $ 1,101,560
City of Greensboro Enterprise Sys. Rev., Comb Ser. A             A1               5.30         6/01/15      1,000         932,660
Charlotte, Cert. of Part.,
   Conv. Fac. Proj., A.M.B.A.C.                                  Aaa                Zero      12/01/09      3,000       1,330,050
   Conv. Fac. Proj., A.M.B.A.C.                                  Aaa              5.00        12/01/21      4,000       3,561,040
Charlotte Mecklenberg Hosp., Hlth. Care Sys. Rev.,               Aa               6.25         1/01/20        750         763,553
Charlotte Wtr. & Swr.,                                           Aaa              6.20         6/01/17      1,500       1,546,530
Charlotte Wtr. & Swr.,                                           Aaa              5.90         2/01/19      1,000       1,019,110
Cleveland Cnty., Ser. 1993, F.G.I.C.                             Aaa              5.10         6/01/07      2,500       2,493,225
Concord Util. Sys. Rev., M.B.I.A.                                Aaa              5.50        12/01/14      1,000         978,990
Dare Cnty., Util. Sys. Rev., M.B.I.A.                            Aaa              5.75         6/01/14        500         495,415
Davidson Cnty.                                                   Aa               5.40         6/01/14        800         768,936
Durham Cnty., Pub. Impvt.,                                       Aaa              4.60         5/01/04      2,000       1,974,540
Fayetteville, Cert. of Part., San. Swr. & Pub. Impvt.,
   A.M.B.A.C.                                                    Aaa              6.875       12/01/08      1,750       1,891,925
Gastonia, Gen. Oblig., Wtr. Sys. & St. Impvt., F.G.I.C.          Aaa              5.25         4/01/09      1,625       1,597,066
Guilford Cnty., Pub. Impvt.,                                     Aa1              5.40         4/01/09        500         505,735
Lincoln Cnty. Gen. Oblig., Ref., F.G.I.C.                        Aaa              5.10         6/01/09      1,170       1,136,140
Martin Cnty. Ind. Facs. & Poll. Ctrl. Fin. Auth. Rev.,
   Weyerhaueser Co. Proj.,                                       A2               8.50         6/15/99        200         228,156
Mecklenberg Cnty., Pub. Impvt.,                                  Aaa              5.00         4/01/08      1,000         988,000
New Hanover Cnty. Hosp. Rev., Regl. Med. Ctr. Proj.,
   A.M.B.A.C.                                                    Aaa              4.75        10/01/23      1,600       1,328,048
No. Carolina Eastn. Mun. Pwr. Agcy.,
   Pwr. Sys. Rev., A.M.B.A.C.                                    Aaa              6.00         1/01/18      1,000       1,018,470
   Pwr. Sys. Rev., E.T.M.                                        Aaa              6.50         1/01/18      1,995       2,200,326
   Pwr. Sys. Rev.,                                               A                6.50         1/01/18      1,005       1,004,879
   Pwr. Sys. Rev.,                                               Aaa              6.00         1/01/26        650 (d)     676,351
   Pwr. Sys. Rev., Ser. A                                        A                6.40         1/01/21      1,000         987,530
   Pwr. Sys. Rev., Ser. A, A.M.B.A.C.                            Aaa              7.625        1/01/22      1,000 (d)   1,097,660
No. Carolina Gen. Oblig. Cap. Impvt., Ser. A                     Aaa              4.70         2/01/10      1,200       1,104,108
No. Carolina Hsg. Fin. Agcy., Sngl. Fam. Mtge. Rev., Ser. G      Aa               7.80         3/01/21        790         843,309

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as                    PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
No. Carolina Med. Care Comn., Hlth. Care Facs. Rev.,
   Stanley Mem. Hosp. Proj.,                                     Baa1             7.80%       10/01/19   $    650     $   686,719
No. Carolina Med. Care Comn., Hosp. Rev.,
   Alamance Hlth. Serv. Inc., F.S.A.                             Aaa              5.50         8/15/24      2,000       1,876,340
   Annie Pen Mem. Hosp. Proj.,                                   Baa              7.50         8/15/21      1,000       1,028,880
   Baptist Hosp. Proj.,                                          Aa               6.00         6/01/22      1,000         981,600
   Carolina Medicorp Proj.,                                      Aa               6.00         5/01/21      1,500       1,500,555
   Rex Hosp. Proj.,                                              A1               6.25         6/01/17      1,750       1,797,985
   Scotland Mem. Hosp., Ser. 88                                  Baa              8.625       10/01/11      1,000 (d)   1,140,180
No. Carolina Mun. Pwr. Agcy.,
   No. 1 Catawba Elec. Rev.,                                     A                5.25         1/01/09      1,000         955,580
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa              6.00         1/01/10      1,250       1,302,475
   No. 1 Catawba Elec. Rev., M.B.I.A.                            Aaa              6.72         1/01/12      2,000 (e)   1,810,000
Northern Hosp. Dist. Surry Cnty. Hlth. Care Facs. Rev.,
   No. Carolina Hosp.,                                           Ba1              7.875       10/01/21      1,500       1,568,085
Piedmont Triad Arpt. Auth., M.B.I.A.                             Aaa              5.00         7/01/16      1,000         895,540
Puerto Rico Comnwlth.,
   Ser. A, M.B.I.A.                                              Aaa              6.25         7/01/10      1,240       1,301,603
   Gen. Oblig., M.B.I.A.                                         Aaa              5.50         7/01/13      1,750       1,701,438
   Gen. Oblig., F.S.A.                                           Aaa              7.723        7/01/20      1,300 (e)   1,272,375
   Pub. Impt., M.B.I.A.                                          Aaa              5.375        7/01/22      1,520       1,420,744
Puerto Rico Hsg. Fin. Corp., Sngl. Fam. Mtge. Rev.,
   Ser. 1-B, G.N.M.A.                                            Aaa              7.65        10/15/22        665         708,943
Puerto Rico Ind. Med. & Environ. Poll. Ctrl. Facs.,
   Upjohn Co. Proj.,                                             Aa3              7.50        12/01/23        500         554,905
Puerto Rico Tel. Auth. Rev., Ser. I, M.B.I.A.                    Aaa              6.617        1/25/07      1,000 (e)     996,250
Robeson Cnty.,                                                   Aaa              7.80         6/01/09        500  d)(f)     557,655
Union Cnty. Wtr. & Swr., Solid Waste Rev.,                       A1               6.50         4/01/07        850         912,653
Univ. of Puerto Rico Sys. Rev., Ser. M, M.B.I.A.                 Aaa              5.25         6/01/25      1,000         914,470
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund, Ser. A,                               NR               7.25        10/01/18        700         738,472
Virgin Islands Terr., Hugo Ins. Claims Fund Proj., Ser. 91,      NR               7.75        10/01/06        440         479,459
Wake Cnty. Hosp. Rev., M.B.I.A.                                  Aaa              5.125       10/01/26      1,500       1,340,085
Winston Salem, Sngl. Fam. Mtge. Rev.,                            A1               8.00         9/01/07        445         466,169
                                                                                                                      -----------
Total long-term investments (cost $60,882,863)                                                                         62,482,472
                                                                                                                      -----------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as                    PRUDENTIAL MUNICIPAL SERIES FUND
of August 31, 1995                             NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                   Moody's                               Principal
                                                                    Rating      Interest     Maturity     Amount         Value
Description (a)                                                  (Unaudited)      Rate         Date        (000)       (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--5.2%
Halifax Cnty. Ind. Facs. & Poll. Ctrl.,
   Westmoreland L.G. & E. Partners, Ser. 93, F.R.D.D.            A-1(c)           3.65%        9/01/95   $  2,600     $ 2,600,000
   Westmoreland-Hadson Roano, Ser. 91, F.R.D.D.                  CPS1             3.70         9/01/95        600         600,000
Puerto Rico Comnwlth., Gov't. Dev. Bank., Ser. 85, F.R.W.D.      VMIG1            3.20         9/06/95        300         300,000
                                                                                                                      -----------
Total short-term investments (cost $3,500,000)                                                                          3,500,000
                                                                                                                      -----------
Total Investments--98.9%
(cost $64,382,863)                                                                                                     65,982,472
Other assets in excess of liabilities--1.1%                                                                               708,959
                                                                                                                      -----------
Net Assets--100%                                                                                                      $66,691,431
                                                                                                                      -----------
                                                                                                                      -----------

---------------
(a) The following abbreviations are used in portfolio descriptions:
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    E.T.M..--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Association.
    F.R.D.D.--Flating Rate (Daily) Demand Note (b).
    F.R.W.D.--Floating Rate (Weekly) Demand Note (b).
    F.S.A.--Financial Security Assurance.
  G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.

 (b) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
 (c) Standard & Poor's Rating.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
 (f) Entire principal amount pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $64,382,863)......................................................................      $65,982,472
Interest receivable...........................................................................................          973,437
Deferred expenses and other assets............................................................................            2,390
                                                                                                                    -----------
   Total assets...............................................................................................       66,958,299
                                                                                                                    -----------
Liabilities
Bank overdraft................................................................................................           35,206
Payable for Fund shares reacquired............................................................................          107,106
Dividends payable.............................................................................................           34,673
Due to Manager................................................................................................           25,233
Accrued expenses..............................................................................................           23,472
Due to broker-variation margin................................................................................           20,313
Due to Distributors...........................................................................................           19,265
Deferred Trustees' fees.......................................................................................            1,600
                                                                                                                    -----------
   Total liabilities..........................................................................................          266,868
                                                                                                                    -----------
Net Assets....................................................................................................      $66,691,431
                                                                                                                    -----------
                                                                                                                    -----------
Net assets were comprised of:
   Shares of beneficial interest, at par......................................................................      $    59,607
   Paid-in capital in excess of par...........................................................................       64,482,173
                                                                                                                    -----------
                                                                                                                     64,541,780
   Accumulated net realized gain on investments...............................................................          497,855
   Net unrealized appreciation on investments.................................................................        1,651,796
                                                                                                                    -----------
Net assets, August 31, 1995...................................................................................      $66,691,431
                                                                                                                    -----------
                                                                                                                    -----------
Class A:
   Net asset value and redemption price per share
      ($26,518,740 / 2,370,820 shares of beneficial interest issued and outstanding)..........................           $11.19
   Maximum sales charge (3% of offering price)................................................................              .35
                                                                                                                    -----------
   Maximum offering price to public...........................................................................           $11.54
                                                                                                                    -----------
                                                                                                                    -----------
Class B:
   Net asset value, offering price and redemption price per share
      ($40,119,072 / 3,585,058 shares of beneficial interest issued and outstanding)..........................           $11.19
                                                                                                                    -----------
                                                                                                                    -----------
Class C:
   Net asset value, offering price and redemption price per share
      ($53,619 / 4,791 shares of beneficial interest issued and outstanding)..................................           $11.19
                                                                                                                    -----------
                                                                                                                    -----------

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          August 31, 1995
Income
   Interest.................................     $ 4,291,640
                                               ---------------
Expenses
   Management fee, net waiver of $22,350....         313,847
   Distribution fee--Class A................          15,244
   Distribution fee--Class B................         259,815
   Distribution fee--Class C................             241
   Custodian's fees and expenses............          90,000
   Reports to shareholders..................          56,000
   Transfer agent's fees and expenses.......          42,000
   Registration fees........................          36,000
   Audit fee................................          11,000
   Legal fees...............................          10,000
   Trustee's Fees...........................           3,200
   Miscellaneous............................          11,614
                                               ---------------
      Total expenses........................         848,961
   Less: custodian fee credit...............          (8,596)
                                               ---------------
      Net expenses..........................         840,365
                                               ---------------
Net investment income.......................       3,451,275
                                               ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions..................         914,738
   Financial futures contract
      transactions..........................        (239,013)
                                               ---------------
                                                     675,725
                                               ---------------
Net change in unrealized
   appreciation/depreciation on:
   Investments..............................        (172,563)
   Financial futures contract...............          42,188
                                               ---------------
                                                    (130,375)
                                               ---------------
Net gain on investments.....................         545,350
                                               ---------------
Net Increase in Net Assets
Resulting from Operations...................     $ 3,996,625
                                               ---------------
                                               ---------------

PRUDENTIAL MUNICIPAL SERIES FUND
NORTH CAROLINA SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income...........  $ 3,451,275    $  3,711,296
   Net realized gain on investment
      transactions.................      675,725         276,064
   Net change in unrealized
      appreciation/depreciation of
      investments..................     (130,375)     (5,436,522)
                                     -----------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations...................    3,996,625      (1,449,162)
                                     -----------    ------------
Dividends and distributions (Note
   1):
   Dividends from net investment
      income
      Class A......................     (800,554)       (109,844)
      Class B......................   (2,649,245)     (3,601,431)
      Class C......................       (1,476)            (21)
                                     -----------    ------------
                                      (3,451,275)     (3,711,296)
                                     -----------    ------------
   Distributions from net realized
      gains
      Class A......................           --         (33,123)
      Class B......................           --      (1,379,190)
                                     -----------    ------------
                                              --      (1,412,313)
                                     -----------    ------------
Series share transactions (net of
   share conversions) (Note 5):
   Net proceeds from shares sold...    4,576,741       9,251,532
   Net asset value of shares issued
      in reinvestment of dividends
      and distributions............    1,814,783       2,641,848
   Cost of shares reacquired.......  (11,959,150)    (10,898,454)
                                     -----------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions.................   (5,567,626)        994,926
                                     -----------    ------------
Total decrease.....................   (5,022,276)     (5,577,845)
Net Assets
Beginning of year..................   71,713,707      77,291,552
                                     -----------    ------------
End of year........................  $66,691,431    $ 71,713,707
                                     -----------    ------------
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                             PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The North Carolina Series (the ``Series'') commenced investment operations in February, 1985. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuations: The Fund values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

All securities are valued as of 4:15 P.M., New York time.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the contracts expire or are closed, at which time the gain or loss is reclassified to realized gain or loss. The Series invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing market conditions. Should market conditions move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for short-term capital gains and market discount.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the services of PIC, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $22,350 ($0.004 per share for Class A, B and C shares; .033% of average net assets). The Series is not required to reimburse PMF for such waiver.

The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended August 31, 1995.

PMFD has advised the Series that it has received approximately $12,600 in front-end sales charges resulting from sales of Class A shares during the year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI has advised the Series that for the year ended August 31, 1995, it received approximately $97,900 and $100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

------------------------------------------------------------
Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended August 31, 1995, the Series incurred fees of approximately $28,400 for the services of PMFS. As of August 31, 1995, approximately $2,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995 were $18,001,985 and $27,107,030, respectively.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of August 31, 1995, net unrealized appreciation for federal income tax purposes was $1,599,609 (gross unrealized appreciation--$2,305,476; gross unrealized depreciation--$705,867).

As of August 31, 1995, the Series sold 500 financial futures contracts on the Municipal Bond Index expiring in September 1995. The value at disposition of such contracts is $5,774,062. The value of such contracts on August 31, 1995 was $5,721,875, thereby resulting in an unrealized gain of $52,187.

------------------------------------------------------------
Note 5. Capital

The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3.0%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                 NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.

The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.

Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994, were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................     101,495    $  1,107,658
Shares issued in reinvestment of
  dividends.........................      40,041         444,345
Shares reacquired...................    (219,838)     (2,440,629)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................     (78,302)       (888,626)
Shares issued upon conversion from
  Class B...........................   2,245,102      24,527,190
                                      ----------    ------------
Net increase in shares
  outstanding.......................   2,166,800    $ 23,638,564
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................      81,115    $    947,875
Shares issued in reinvestment of
  dividends and distributions.......       8,558          98,262
Shares reacquired...................     (33,172)       (382,692)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      56,501    $    663,445
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     313,714    $  3,421,366
Shares issued in reinvestment of
  dividends.........................     126,657       1,369,272
Shares reacquired...................    (889,076)     (9,511,942)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (448,705)     (4,721,304)
Shares reacquired upon conversion
  into Class A......................  (2,245,029)    (24,527,190)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (2,693,734)   $(29,248,494)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     711,751    $  8,293,464
Shares issued in reinvestment of
  dividends and distributions.......     220,668       2,543,573
Shares reacquired...................    (920,864)    (10,515,762)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      11,555    $    321,275
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------

Year ended August 31, 1995:
Shares sold.........................       4,353    $     47,717
Shares issued in reinvestment of
  dividends.........................         105           1,166
Shares reacquired...................        (592)         (6,579)
                                      ----------    ------------
Net increase in shares
  outstanding.......................       3,866    $     42,304
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994* through
  August 31, 1994:
Shares sold.........................         924    $     10,193
Shares issued in reinvestment of
  dividends.........................           1              13
                                      ----------    ------------
Net increase in shares
  outstanding.......................         925    $     10,206
                                      ----------    ------------
                                      ----------    ------------
------------------
* Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                        Class A
                                                  ---------------------------------------------------
                                                                 Year Ended August 31,
                                                  ---------------------------------------------------
                                                   1995        1994       1993       1992       1991
                                                  -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.06     $12.04     $11.37     $10.86     $10.45
                                                  -------     ------     ------     ------     ------
Income from investment operations
Net investment income.........................        .60(a)     .61        .65        .67        .67
Net realized and unrealized gain (loss) on
  investment transactions.....................        .13       (.76)       .67        .51        .41
                                                  -------     ------     ------     ------     ------
  Total from investment operations............        .73       (.15)      1.32       1.18       1.08
                                                  -------     ------     ------     ------     ------
Less distributions
Dividends from net investment income..........      (.60)       (.61)      (.65)      (.67)      (.67)
Distributions from net realized gains.........         --       (.22)        --         --         --
                                                  -------     ------     ------     ------     ------
  Total distributions.........................      (.60)       (.83)      (.65)      (.67)      (.67)
                                                  -------     ------     ------     ------     ------
Net asset value, end of year..................    $ 11.19     $11.06     $12.04     $11.37     $10.86
                                                  -------     ------     ------     ------     ------
                                                  -------     ------     ------     ------     ------
TOTAL RETURN(b):..............................       6.86%     (1.35)%    11.99%     11.12%     10.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $26,519     $2,256     $1,777     $  917     $  362
Average net assets (000)......................    $15,244     $2,067     $1,316     $  612     $  246
Ratios to average net assets:
  Expenses, including distribution fees.......        .98%(a)    .88%       .87%       .91%       .99%
  Expenses, excluding distribution fees.......        .88%(a)    .78%       .77%       .81%       .89%
  Net investment income.......................       5.25%(a)   5.31%      5.55%      5.90%      6.24%
Portfolio turnover rate.......................         28%        17%        38%        36%        27%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.


--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                          NORTH CAROLINA SERIES
--------------------------------------------------------------------------------

                                                                          Class B                              Class C
                                                  -------------------------------------------------------     ----------
                                                                                                                 Year
                                                                   Year Ended August 31,                        Ended
                                                  -------------------------------------------------------     August 31,
                                                   1995        1994        1993        1992        1991          1995
                                                  -------     -------     -------     -------     -------        -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.06     $ 12.05     $ 11.37     $ 10.86     $ 10.45       $11.06
                                                  -------     -------     -------     -------     -------        -----
Income from investment operations
Net investment income.........................        .55(a)      .56         .60         .62         .63          .52(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................        .13        (.77)        .68         .51         .41          .13
                                                  -------     -------     -------     -------     -------        -----
  Total from investment operations............        .68        (.21)       1.28        1.13        1.04          .65
                                                  -------     -------     -------     -------     -------        -----
Less distributions
Dividends from net investment income..........       (.55)       (.56)       (.60)       (.62)       (.63)        (.52)
Distributions from net realized gains.........         --        (.22)         --          --          --           --
                                                  -------     -------     -------     -------     -------        -----
  Total distributions.........................       (.55)       (.78)       (.60)       (.62)       (.63)        (.52)
                                                  -------     -------     -------     -------     -------        -----
Net asset value, end of period................    $ 11.19     $ 11.06     $ 12.05     $ 11.37     $ 10.86       $11.19
                                                  -------     -------     -------     -------     -------        -----
                                                  -------     -------     -------     -------     -------        -----
TOTAL RETURN(b):..............................       6.44%      (1.82)%     11.62%      10.64%      10.17%        6.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $40,119     $69,448     $75,515     $63,573     $59,875       $   53
Average net assets (000)......................    $51,963     $73,606     $67,997     $60,751     $59,071       $   32
Ratios to average net assets:
  Expenses, including distribution fees.......       1.34%(a)    1.28%       1.27%       1.31%       1.39%        1.63%(a)
  Expenses, excluding distribution fees.......        .84%(a)     .78%        .77%        .81%        .89%         .88%(a)
  Net investment income.......................       5.10%(a)    4.89%       5.18%       5.58%       5.88%        4.59%(a)
Portfolio turnover rate.......................         28%         17%         38%         36%         27%          28%

                                                August 1,
                                                 1994(d)
                                                 through
                                                August 31,
                                                   1994
                                                   -----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.09
                                                   -----

Income from investment operations
Net investment income.........................       .04(c)
Net realized and unrealized gain (loss) on
  investment transactions.....................      (.03)
                                                   -----

  Total from investment operations............       .01
                                                   -----

Less distributions
Dividends from net investment income..........      (.04)
Distributions from net realized gains.........        --
                                                   -----

  Total distributions.........................      (.04)
                                                   -----

Net asset value, end of period................    $11.06
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................       .02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   10
Average net assets (000)......................    $    5
Ratios to average net assets:
  Expenses, including distribution fees.......      1.67%(c)
  Expenses, excluding distribution fees.......       .92%(c)
  Net investment income.......................      5.06%(c)
Portfolio turnover rate.......................        17%

---------------
 (a) Net of management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C Shares.


--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   NORTH CAROLINA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, North Carolina Series

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, North Carolina Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--95.5%
------------------------------------------------------------------------------------------------------------------------------
Akron, Bath & Copley Twnshps., Hosp. Dist. Rev., Summa
   Health, Systems Proj., Ser. A                                A                 5.75%      11/15/08   $  3,465     $  3,488,527
Akron, Gen. Oblig.                                              A                10.50       12/01/04        200          281,188
Akron, Gen. Oblig., F.S.A.                                      Aaa               4.50       12/01/12        645          544,309
Allen Cnty. Wtr. & Swr. Dist., A.M.B.A.C.                       Aaa               7.80       12/01/08      1,000(d)(f)  1,128,600
Bellefontaine City Sch. Dist.,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/06        495          279,358
   A.M.B.A.C.                                                   Aaa              Zero        12/01/07        485          256,143
   A.M.B.A.C.                                                   Aaa              Zero        12/01/08        485          239,396
   A.M.B.A.C.                                                   Aaa              Zero        12/01/09        390          179,252
   A.M.B.A.C.                                                   Aaa              Zero        12/01/10        390          166,491
   A.M.B.A.C.                                                   Aaa              Zero        12/01/11        465          186,256
Berea City Sch. Dist., A.M.B.A.C.                               Aaa               5.00       12/15/17      4,375        3,939,863
Canton, Water Works Sys., Gen. Oblig.                           Aaa               5.85       12/01/15        700          706,020
Carroll Cnty. Econ. Dev. Rev., Great Trail Lake Ctr.,
   F.H.A.                                                       NR               11.75        8/01/14        680          781,211
Cleveland City Sch. Dist., Gen. Oblig.,
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero         6/01/05        490          301,879
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero         6/01/06        400          231,556
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero         6/01/07        315          170,752
   Sch. Impvt., Ser. B, F.G.I.C.                                Aaa              Zero        12/01/08        550          271,480
Columbus Citation Hsg. Dev. Corp., Mtge. Rev., F.H.A.           AA(b)             7.625       1/01/22      1,885 (d)    2,324,375
Columbus, Gen. Oblig., Mun. Arpt. No. 32                        Aaa               7.15        7/15/06        435          476,495
Cuyahoga Cnty. Hosp. Rev., Meridia Health Sys.                  A1                6.25        8/15/24      1,500        1,503,690
Dayton, Gen. Oblig., M.B.I.A                                    Aaa               7.00       12/01/07        480          559,406
Dublin City Sch. Dist., Franklin, Delaware & Union Co.,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/05      1,000          600,970
East Cleveland Rev., Local Gov't. Fund Notes                    NR                7.90       12/01/97        860          924,672
Franklin Cnty. Hosp. Rev.,
   Doctors Hosp. Rev.                                           A                 5.875      12/01/13      1,550        1,462,921
   Doctors Hosp. Rev.                                           A                 5.875      12/01/23      3,000        2,762,100
   Holy Cross Hlth. Sys., Ser. B, A.M.B.A.C.                    Aaa               7.65        6/01/10      2,500 (d)    2,877,125
Franklin Cnty. Pub. Impvt., Ser. 93                             Aaa               5.375      12/01/20      1,690        1,590,949
Gahanna Jefferson City Sch. Dist., Gen. Oblig., A.M.B.A.C.      Aaa              Zero        12/01/09        445          204,531
Greene Cnty. Swr. Sys. Rev., A.M.B.A.C.                         Aaa              Zero        12/01/08        450          222,120
Guam Pwr. Auth. Rev., Ser. A                                    BBB(b)            6.75       10/01/24      3,110        3,175,434
Hamilton Cnty. Gas Sys. Rev., Ser. A, M.B.I.A.                  Aaa               4.75       10/15/23      3,250        2,749,565
Hilliard Ohio Sch. Dist.,
   Cap. Apprec. Impvt., Ser. A                                  Aaa              Zero        12/01/09      2,855        1,312,215
   Cap. Apprec. Impvt., Ser. A                                  Aaa              Zero        12/01/10      2,855        1,218,800
Kings Cnty. Local Sch. Dist., F.G.I.C.                          Aaa               5.50       12/01/21      5,230        5,019,231

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Logan Hocking Local Sch. Dist., Hocking, Perry & Vinton
   Co.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/09    $   650     $    298,753
Lucas Cnty. Hosp. Rev.,
   Toledo Hosp., Impvt. & Ref., M.B.I.A.                        Aaa               5.00%      11/15/13      2,000        1,796,460
   Toledo Hosp., Impvt. & Ref., M.B.I.A.                        Aaa               5.00       11/15/22      4,250        3,713,820
Montgomery Cnty. Swr. Sys. Rev.,
   Greater Moraine, Beaver Creek, F.G.I.C.                      Aaa              Zero         9/01/05      1,000          608,480
   Greater Moraine, Beaver Creek, F.G.I.C.                      Aaa              Zero         9/01/07        500          267,525
Mount Vernon City Sch. Dist., Gen. Oblig., F.G.I.C.             Aaa               7.50       12/01/14        500          585,845
Newark Ltd. Tax Gen. Oblig., Wtr. Impvt., A.M.B.A.C.            Aaa              Zero        12/01/06        805          454,310
Ohio Mun. Elec. Generation Agcy., A.M.B.A.C.                    Aaa               5.375       2/15/24      2,000        1,850,780
Ohio St. Air Quality Dev. Auth. Rev., Poll. Ctrl.,
   Edison Proj., Ser. A, F.G.I.C                                Aaa               7.45        3/01/16      3,750        4,137,787
   Cleveland Co., Proj., F.G.I.C.                               Aaa               8.00       12/01/13      2,500        2,953,200
Ohio St. Bldg. Auth.,
   Columbus St. Bldg. Proj., Ser. A                             A                 7.75       10/01/07        750 (d)      841,492
   Das Data Ctr. Proj.                                          Aaa               6.00       10/01/08        615          657,620
   St. Correctional Facs.                                       A                 5.90       10/01/07      2,450        2,593,276
   St. Correctional Facs., Ser. A                               Aaa               8.00        8/01/06        600 (d)      664,014
   St. Correctional Facs., Ser. A                               Aaa               8.00        8/01/08        500 (d)      553,345
   Workers Comp. - W. Green Bldg. A                             A                 4.75        4/01/14      2,740        2,359,304
Ohio St. Higher Edl. Fac. Comn. Rev.                            Aa                7.70       10/01/18        965 (d)    1,044,892
Ohio St. Higher Edl. Fac. Comn. Rev.,
   Case Western Resv. Univ., Ser. A                             Aa                7.70       10/01/18         35           37,898
   Case Western Resv. Univ., Ser. B                             Aa                6.50       10/01/20        750          818,895
   Oberlin Coll.                                                NR                7.375      10/01/14      1,000 (d)    1,127,770
Ohio St. Mtge. Rev., Ser. A, F.H.A.                             AAA(b)            8.15        8/01/17      3,500        3,817,345
Ohio St. Poll. Ctrl. Rev., Standard Oil Co.                     AA-(b)            6.75       12/01/15      1,350        1,547,181
Ohio St. Wtr. Dev. Auth. Rev., Ser. I                           Aaa               7.50       12/01/08      1,200 (d)    1,326,108
Ottawa Cnty. San. Sew. Sys. Rev., Danbury Proj.,
   A.M.B.A.C.                                                   Aaa               7.375      10/01/14      1,000 (d)    1,131,190
Oxford Hosp. Facs. Rev., 1st Mtge., McCullough Hyde Mem.        NR                8.00        5/01/17      1,445        1,490,532
Pickerington Local Sch. Dist.,
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/08        890          439,304
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/09        935          429,745
   Gen. Oblig., A.M.B.A.C.                                      Aaa              Zero        12/01/13        525          185,246
Puerto Rico Comnwlth., Aqueduct & Swr. Auth. Rev., Ser. A       Baa               7.875       7/01/17      1,000        1,113,750
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev.                 Baa1              5.50        7/01/15      5,000        4,700,800
Puerto Rico Comnwlth., Hwy. & Trans. Auth. Rev., Ser. W         Baa1              5.25        7/01/20      1,005          897,535
Puerto Rico Comnwlth., Reg. Linked Bonds, M.B.I.A.              Aaa               5.782       7/01/08      2,000 (e)    2,068,460
Puerto Rico Elec. Pwr. Auth. Rev., Ser. O                       Baa1              5.00        7/01/12      1,720        1,539,142
Puerto Rico Pub. Bldgs. Auth., Gtd. Pub. Ed. & Hlth.
   Facs., Ser. J                                                Baa1             Zero         7/01/06      3,000        1,668,390

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Portfolio of Investments as of August 31, 1995  OHIO SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Rural Lorain Cnty. Wtr. Auth. Res. Rev., A.M.B.A.C.             Aaa               7.70%      10/01/08   $  2,000 (d) $  2,241,100
Scioto Cnty. Hosp. Fac. Rev., Portsmouth Proj., Ser. B,
   M.B.I.A.                                                     Aaa               7.625       5/15/08      2,290        2,528,687
Sugarcreek Local Sch. Dist., F.G.I.C.                           Aaa              Zero        12/01/08        500          243,010
Summit Cnty. Ind. Dev. Rev., Century Products, Gerber
   Foods                                                        A2               7.75        11/01/05      3,250        3,445,163
Trumbull Cnty.,
   Cap. Apprec.                                                 Aaa              Zero        12/01/08      1,250          617,000
   Cap. Apprec.                                                 Aaa              Zero        12/01/09      1,250          574,525
Tuscarawas Cnty. Hosp. Fac. Rev., Union Hosp. Proj., Ser.
   A                                                            Baa               6.50       10/01/21        200          186,716
Univ. of Puerto Rico Revs., Ref. Ser. M, M.B.I.A.               Aaa               5.25        6/01/25      1,545        1,412,856
Univ. of Puerto Rico Revs., Cap. Apprec. Ref. Ser. N,
   M.B.I.A.,                                                    Aaa              Zero         6/01/13      4,245        1,557,236
Univ. of Toledo, Gen. Receipts, M.B.I.A.                        Aaa               7.70        6/01/18      1,000 (d)    1,110,240
Virgin Islands Pub. Fin. Auth. Rev., Ser. A                     NR                7.25       10/01/18      1,000        1,054,960
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91      NR                7.75       10/01/06        440          479,459
Virgin Islands Wtr. & Pwr. Auth., Elec. Sys. Rev., Ser. A       NR                7.40        7/01/11      1,000        1,063,240
Woodmore Indpt. Sch. Dist., Gen. Oblig.,
   A.M.B.A.C.                                                   Aaa              Zero        12/01/05        490          294,475
   A.M.B.A.C.                                                   Aaa              Zero        12/01/06        480          270,893
                                                                                                                     ------------
Total long-term investments (cost $102,265,313)                                                                       108,936,634
                                                                                                                     ------------
SHORT-TERM INVESTMENTS--3.3%
Cuyahoga Cnty., Univ. Hosp. of Cleveland, Ser. 85,
   F.R.D.D.
   (cost $3,800,000)                                            VMIG1             3.55        9/01/95      3,800        3,800,000
                                                                                                                     ------------
Total Investments--98.8%
(cost $106,065,313; Note 4)                                                                                           112,736,634
Other assets in excess of liabilities--1.2%                                                                             1,326,563
                                                                                                                     ------------
Net Assets--100%                                                                                                     $114,063,197
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
     A.M.B.A.C.--American Municipal Bond Assurance Corporation.
     F.G.I.C.--Financial Guaranty Insurance Company.
     F.H.A.--Federal Housing Administration.
     F.R.D.D.--Floating Rate (Daily) Demand Note (c).
     F.S.A.--Financial Security Assurance.
     M.B.I.A.--Municipal Bond Insurance Association.

 (b) Standard & Poor's rating.
 (c) For purposes of amortized cost valuation, the maturity date of such securities is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
 (d) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
 (e) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at year end.
 (f) Pledged as initial margin on financial futures contracts.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities             OHIO SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $106,065,313)....................................................................      $112,736,634
Interest receivable..........................................................................................         1,729,925
Receivable for Series shares sold............................................................................             4,846
Deferred expenses and other assets...........................................................................             3,072
                                                                                                                   ------------
   Total assets..............................................................................................       114,474,477
                                                                                                                   ------------
Liabilities
Payable for Series shares reacquired.........................................................................           139,123
Accrued expenses and other liabilities.......................................................................           102,276
Dividends payable............................................................................................            58,627
Management fee payable.......................................................................................            43,272
Due to broker-variation margin...............................................................................            35,406
Distribution fee payable.....................................................................................            30,976
Deferred trustee's fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................           411,280
                                                                                                                   ------------
Net Assets...................................................................................................      $114,063,197
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $     95,644
   Paid-in capital in excess of par..........................................................................       107,058,560
                                                                                                                   ------------
                                                                                                                    107,154,204
   Accumulated net realized gain on investments..............................................................           329,547
   Net unrealized appreciation on investments................................................................         6,579,446
                                                                                                                   ------------
   Net assets, August 31, 1995...............................................................................      $114,063,197
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($51,132,450 / 4,289,011 shares of beneficial interest issued and outstanding).........................            $11.92
   Maximum sales charge (3.0% of offering price).............................................................               .37
   Maximum offering price to public..........................................................................            $12.29
Class B:
   Net asset value, offering price and redemption price per share
      ($62,804,534 / 5,264,771 shares of beneficial interest issued and outstanding).........................            $11.93
Class C:
   Net asset value, offering price and redemption price per share
      ($126,213 / 10,580 shares of beneficial interest issued and outstanding)...............................            $11.93

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
                                                -----------------
Income
   Interest...................................     $ 7,429,419
                                                 ---------------
Expenses
   Management fee, net of waiver of $38,218...         538,657
   Distribution fee--Class A..................          29,904
   Distribution fee--Class B..................         427,051
   Distribution fee--Class C..................             458
   Custodian's fees and expenses..............          89,000
   Transfer agent's fees and expenses.........          76,000
   Reports to shareholders....................          75,000
   Registration fees..........................          40,000
   Audit fee..................................          11,000
   Legal fee..................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................             819
                                                 ---------------
      Total expenses..........................       1,301,089
   Less: custodian fee credit.................          (8,848)
                                                 ---------------
      Net expenses............................       1,292,241
                                                 ---------------
Net investment income.........................       6,137,178
                                                 ---------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................       1,393,375
   Financial futures transactions.............        (586,229)
                                                 ---------------
                                                       807,146
                                                 ---------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments................................         917,581
   Financial futures contracts................         (49,375)
                                                 ---------------
                                                       868,206
                                                 ---------------
Net gain on investments.......................       1,675,352
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $ 7,812,530
                                                 ---------------
                                                 ---------------


PRUDENTIAL MUNICIPAL SERIES FUND
OHIO SERIES
Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
                                       -----           ------
Operations
   Net investment income..........  $  6,137,178    $  6,388,587
   Net realized gain on investment
      transactions................       807,146         800,646
   Net change in unrealized
      appreciation (depreciation)
      of investments..............       868,206      (7,741,847)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................     7,812,530        (552,614)
                                    ------------    ------------
Dividends to shareholders from net
   investment income (Note 1)
   Class A........................    (1,643,462)       (258,026)
   Class B........................    (4,490,813)     (6,130,561)
   Class C........................        (2,903)             --
                                    ------------    ------------
                                      (6,137,178)     (6,388,587)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................     6,780,605      16,655,835
   Net asset value of shares
      issued in reinvestment of
      dividends...................     3,526,725       3,713,106
   Cost of shares reacquired......   (20,943,985)    (16,986,967)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (10,636,655)      3,381,974
                                    ------------    ------------
Total decrease....................    (8,961,303)     (3,559,227)
Net Assets
Beginning of year.................   123,024,500     126,583,727
                                    ------------    ------------
End of year.......................  $114,063,197    $123,024,500
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   OHIO SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Ohio Series (the ``Series'') commenced investment operations in September, 1984. The Series is diversified and seeks to achieve its investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.
The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends is made monthly. Distributions of net capital gains, if any, are made annually.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   OHIO SERIES
--------------------------------------------------------------------------------
performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $38,218 ($0.004 per share; 0.03% of average daily net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $14,300 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $165,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995 the Series incurred fees of approximately $53,000 for the services of PMFS. As of August 31, 1995, approximately $4,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the fiscal year ended August 31, 1995 were $42,529,053 and $57,876,505, respectively.
The cost basis of investments for federal income tax purposes at August 31, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $6,671,321 (gross unrealized appreciation--$7,261,271; gross unrealized depreciation--$589,950).
The Series utilized its capital loss carryforward of approximately $279,400 to offset the Series net taxable gains realized and recognized in the fiscal year ended August 31, 1995.
At August 31, 1995 the Series sold 17 financial futures contracts on the Municipal Bond Index and sold 48 financial futures contracts on U.S. Treasury Bonds both of which expire in September 1995. The value at sale of such contracts was $7,285,063. The value of such contracts on August 31, 1995 was $7,376,938, thereby resulting in an unrealized loss of $91,875.
------------------------------------------------------------
Note 5. Capital
The Series currently offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                   OHIO SERIES
--------------------------------------------------------------------------------
quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share.
Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and 1994 were as follows:

Class A                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      66,566    $    777,944
Shares issued in reinvestment of
  dividends.........................      76,044         896,433
Shares reacquired...................    (429,023)     (5,024,610)
                                      ----------    ------------
Net increase in shares outstanding
  before conversion.................    (286,413)     (3,350,233)
Shares issued upon conversion from
  Class B...........................   4,170,236      48,050,779
                                      ----------    ------------
Net decrease in shares
  outstanding.......................   3,883,823    $ 44,700,546
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................     163,929    $  1,993,081
Shares issued in reinvestment of
  dividends.........................      12,343         148,632
Shares reacquired...................    (146,584)     (1,788,120)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      29,688    $    353,593
                                      ----------    ------------
                                      ----------    ------------
Class B
------------------------------------
Year ended August 31, 1995:
Shares sold.........................     508,275    $  5,874,263
Shares issued in reinvestment of
  dividends.........................     228,476       2,627,480
Shares reacquired...................  (1,391,757)    (15,906,486)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion.................    (655,006)     (7,404,743)
Shares reacquired upon conversion
  into Class A......................  (4,166,740)    (48,050,779)
                                      ----------    ------------
Net decrease in shares
  outstanding.......................  (4,821,746)   $(55,455,522)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold.........................   1,210,935    $ 14,657,554
Shares issued in reinvestment of
  dividends.........................     295,981       3,564,474
Shares reacquired...................  (1,270,756)    (15,198,847)
                                      ----------    ------------
Net increase in shares
  outstanding.......................     236,160    $  3,023,181
                                      ----------    ------------
                                      ----------    ------------
Class C                                 Shares         Amount
------------------------------------  ----------    ------------
Year ended August 31, 1995:
Shares sold.........................      11,057    $    128,398
Shares issued in reinvestment of
  dividends.........................         237           2,812
Shares reacquired...................      (1,160)        (12,889)
                                      ----------    ------------
Net increase in shares
  outstanding.......................      10,134    $    118,321
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994(a) through
  August 31, 1994:
Shares sold.........................         446    $      5,203
                                      ----------    ------------
                                      ----------    ------------
---------------
(a) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            OHIO SERIES
--------------------------------------------------------------------------------

                                                                        Class A
                                                  ---------------------------------------------------
                                                                 Year Ended August 31,
                                                  ---------------------------------------------------
                                                   1995        1994       1993       1992       1991
                                                  -------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $ 11.72     $12.38     $11.69     $11.17     $10.71
                                                  -------     ------     ------     ------     ------
Income from investment operations
Net investment income.........................        .65(a)     .66        .69        .70        .70
Net realized and unrealized gain (loss) on
  investment transactions.....................        .20       (.66)       .69        .52        .46
                                                  -------     ------     ------     ------     ------
  Total from investment operations............        .85         --       1.38       1.22       1.16
                                                  -------     ------     ------     ------     ------
Less dividends
Dividends from net investment income..........       (.65)      (.66)      (.69)      (.70)      (.70)
                                                  -------     ------     ------     ------     ------
Net asset value, end of year..................    $ 11.92     $11.72     $12.38     $11.69     $11.17
                                                  -------     ------     ------     ------     ------
                                                  -------     ------     ------     ------     ------
TOTAL RETURN(b):..............................       7.59%     (0.01)%    12.12%     11.26%     11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $51,132     $4,749     $4,647     $2,095     $  923
Average net assets (000)......................    $29,904     $4,733     $2,904     $1,289     $  615
Ratios to average net assets:
   Expenses, including distribution fees......        .83%(a)    .84%       .84%       .81%       .93%
   Expenses, excluding distribution fees......        .73%(a)    .74%       .74%       .71%       .83%
   Net investment income......................       5.50%(a)   5.45%      5.73%      6.34%      6.34%
Portfolio turnover rate.......................         38%        20%        28%        37%        37%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                            OHIO SERIES
--------------------------------------------------------------------------------

                                                                                                                   Class C
                                                                            Class B                               ----------
                                                  -----------------------------------------------------------        Year
                                                                     Year Ended August 31,                          Ended
                                                  -----------------------------------------------------------     August 31,
                                                   1995         1994         1993         1992         1991          1995
                                                  -------     --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $ 11.73     $  12.38     $  11.70     $  11.18     $  10.71      $  11.73
                                                  -------     --------     --------     --------     --------     ----------
Income from investment operations
Net investment income.........................        .60(a)       .61          .65          .65          .65           .57(a)
Net realized and unrealized gain (loss) on
  investment transactions.....................        .20         (.65)         .68          .52          .47           .20
                                                  -------     --------     --------     --------     --------     ----------
  Total from investment operations............        .80         (.04)        1.33         1.17         1.12           .77
                                                  -------     --------     --------     --------     --------     ----------
Less dividends
Dividends from net investment income..........       (.60)        (.61)        (.65)        (.65)        (.65)         (.57)
                                                  -------     --------     --------     --------     --------     ----------
Net asset value, end of period................    $ 11.93     $  11.73     $  12.38     $  11.70     $  11.18      $  11.93
                                                  -------     --------     --------     --------     --------     ----------
                                                  -------     --------     --------     --------     --------     ----------
TOTAL RETURN(b):..............................       7.16%       (0.33)%      11.58%       10.79%       10.74%         6.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $62,805     $118,270     $121,937     $102,199     $ 92,572      $    126
Average net assets (000)......................    $85,410     $121,365     $110,053     $ 96,178     $ 90,437      $     61
Ratios to average net assets:
   Expenses, including distribution fees......       1.22%(a)     1.24%        1.24%        1.21%        1.33%         1.49%(a)
   Expenses, excluding distribution fees......        .72%(a)      .74%         .74%         .71%         .83%          .74%(a)
   Net investment income......................       5.27%(a)     5.05%        5.33%        5.73%        5.94%         4.76%(a)
Portfolio turnover rate.......................         38%          20%          28%          37%          37%           38%

                                                August 1,
                                                 Through
                                                August 31,
                                                   1994
                                                ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $11.75
                                                   -----

Income from investment operations
Net investment income.........................       .05
Net realized and unrealized gain (loss) on
  investment transactions.....................      (.02)
                                                   -----

  Total from investment operations............       .03
                                                   -----

Less dividends
Dividends from net investment income..........      (.05)
                                                   -----

Net asset value, end of period................    $11.73
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................      0.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............        $5
Average net assets (000)......................        $2
Ratios to average net assets:
   Expenses, including distribution fees......      2.28%(c)
   Expenses, excluding distribution fees......      1.53%(c)
   Net investment income......................      4.73%(c)
Portfolio turnover rate.......................        20%

---------------
 (a) Net of fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

                                                PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                    OHIO SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Ohio Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Ohio Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles. DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--99.2%
------------------------------------------------------------------------------------------------------------------------------
Allegheny Cnty. Arpt. Rev.,
   Greater Pittsburgh Int'l. Arpt., Ser. A, F.S.A.              Aaa              6.60%        1/01/04   $  1,000     $  1,089,080
   Greater Pittsburgh Int'l. Arpt., F.S.A.                      Aaa              5.625        1/01/23      1,230        1,154,171
Allegheny Cnty. Higher Ed. Bldg. Auth. Rev.,
   Robert Morris Coll., M.B.I.A.                                Aaa              7.00         6/15/08      1,000        1,089,450
Allegheny Cnty. Hosp. Dev. Auth. Rev.,
   Allegheny Gen. Hosp., Ser. S, M.B.I.A.                       Aaa              6.25         9/01/20      1,750        1,779,540
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/14      2,000          647,220
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/16      2,000          568,020
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/18      2,000          499,620
   Magee Womens Hosp., F.G.I.C.                                 Aaa             Zero         10/01/19      4,000          935,440
   Presbyterian Univ. Hosp., Ser. C, M.B.I.A.                   Aaa              7.625        7/01/15      1,100        1,219,108
   West Penn. Hosp. Hlth. Ctr.                                  NR               8.50         1/01/20      2,000        2,211,780
Allegheny Cnty. Ind. Dev. Auth. Rev., USX Proj., Ser. A         Baa3             6.70        12/01/20      4,500        4,554,315
Allegheny Cnty. Residential Fin. Auth., Mtge. Rev.,
   G.N.M.A.,
   Ser. F                                                       Aaa              9.00         6/01/17        375          407,831
   Ser. Q                                                       Aaa              7.40        12/01/22        970        1,032,051
Allegheny Cnty. San. Auth. Swr. Rev., F.G.I.C.,                 Aaa             Zero         12/01/05      2,620        1,544,909
   Ser. A                                                       Aaa             Zero          6/01/06      1,640          930,667
Allegheny Cnty., Ser. C-37, M.B.I.A.                            Aaa              7.30        12/01/10      1,500(c)     1,696,530
Allentown Wtr. Impvt., A.M.B.A.C.                               Aaa              5.65         7/15/10      1,430        1,445,687
Beaver Cnty. Ind. Dev. Auth. Poll. Ctrl. Rev.,
   Ohio Edison Proj., Ser. A, F.G.I.C.                          Aaa              7.75         9/01/24      1,150        1,291,600
Berks Cnty. Ind. Dev. Auth. Rev., Lutheran Home Proj.           NR               6.875        1/01/23      1,500        1,459,305
Berks Cnty. Mun. Auth. Hosp. Rev.,
   Reading Hosp. Med. Ctr. Proj. M.B.I.A.                       Aaa              5.70        10/01/14      1,250        1,228,538
Bethlehem Auth. Wtr. Rev., M.B.I.A.                             Aaa              5.20        11/15/21      3,000        2,728,710
Boyertown Area Sch. Dist., Ser. B, A.M.B.A.C.                   Aaa              5.25         2/01/17      2,000        1,856,700
Bucks Cnty. Wtr. & Swr. Auth. Rev.,
   Neshaminy Interceptor Swr. Sys., F.G.I.C.                    Aaa             Zero         12/01/15      2,175          651,804
Butler Cnty. Hosp. Auth. Rev., North Hills, Passavant
   Hosp.,
   Ser. A, C.G.I.C.                                             AAA(b)           7.00         6/01/22      1,000        1,088,130
Chester Cnty., Gen. Oblig., Ser. B                              Aa               5.625       11/15/16      2,090        2,020,946
Chester Upland Sch. Auth., Sch. Rev.                            A(b)             6.375        9/01/21      1,000        1,017,180
Dauphin Cnty. Gen. Auth. Rev., B.I.G                            Aaa              7.40         1/01/06      1,000        1,060,570
Delaware Cnty., Gen. Oblig.                                     Aa               5.50        10/01/15      3,000        2,866,470
Delaware Cnty. Auth. Rev.,
   Crozer Chester Med. Ctr., Ser. A,B,C; M.B.I.A.               Aaa              7.15        12/15/05      2,550        2,908,836
   Villanova Univ., M.B.I.A.                                    Aaa              5.50         8/01/23      3,000        2,840,460

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Delaware Cnty. Ind. Dev. Auth. Rev., Res. Recovery Proj.,
   Ser. A                                                       A1               8.10%       12/01/13   $  2,000     $  2,099,700
Delaware River Jt. Toll Bridge Comm. Rev., F.G.I.C.             Aaa              6.00         7/01/18      5,500        5,526,950
Doylestown Hosp. Auth. Rev., Pine Run Retirement, Ser. A        NR               7.20         7/01/23      3,180        3,141,904
Emmaus Gen. Auth. Rev., Local Gov't. Bond, B.I.G.
   Ser. B                                                       Aaa              8.00         5/15/18      1,000(e)     1,108,450
   Ser. C                                                       Aaa              7.90         5/15/18      1,250        1,381,100
   Ser. E                                                       Aaa              7.90         5/15/18      2,000        2,209,760
   Ser. F                                                       Aaa              7.90         5/15/18      1,600        1,767,808
Erie Higher Ed. Bldg. Auth., College Rev.,
   Mercyhurst Coll. Proj.                                       BBB(b)           7.85         9/15/19      1,000(c)     1,130,700
   Mercyhurst Coll. Proj., Ser. B                               BBB(b)           5.75         3/15/23      3,250        2,798,932
Harrisburg Auth. Lease Rev., Green Cnty. Prison Proj.,
   F.G.I.C.                                                     Aaa              6.625        6/01/13      1,500        1,645,800
Harrisburg Redev. Auth. Rev., Cap. Impvt., Ser. A,
   F.G.I.C.                                                     Aaa              7.875       11/02/16        900          970,200
Lancaster Cnty. Solid Waste Mgmt. Auth. Rev.,
   Res. Rec. Sys. Landfill Rev.                                 A1               7.875       12/15/09        500          514,595
   Res. Rec. Sys. Landfill Rev.                                 A1               7.75        12/15/04        750          775,800
   Res. Rec. Sys. Rev.                                          A1               8.375       12/15/04      1,000        1,061,060
Langhorne Manor Boro. Higher Ed. & Hlth. Auth Rev.,
   Lower Bucks Hosp.                                            Ba1              7.35         7/01/22      3,275        3,120,322
Latrobe Ind. Dev. Auth. Coll. Rev.,
   St. Vincent Coll. Proj.                                      Baa1             6.75         5/01/14      1,800        1,838,178
   St. Vincent Coll. Proj.                                      Baa1             6.75         5/01/24      1,500        1,520,280
Lehigh Cnty. Gen. Purpose Auth. Revs.,
   Horizon Hlth. Sys. Inc., Ser. A                              NR               8.25         7/01/13        500          550,575
   St. Lukes Hosp. of Bethlehem Proj., A.M.B.A.C.               Aaa              5.30        11/15/06        750          761,978
   St. Lukes Hosp. of Bethlehem Proj., A.M.B.A.C.               Aaa              5.30        11/15/07      1,000        1,004,380
Lower Pottsgrove Township Auth. Swr. Rev.,
   Montgomery Cnty., A.M.B.A.C.,
   Ser. A                                                       Aaa              Zero        11/01/13      1,155          397,389
   Ser. A                                                       Aaa              Zero        11/01/15      1,185          356,887
Luzerne Cnty. Ind. Dev. Auth. Exmpt. Facs. Rev., Gas &
   Water,
   Ser. B                                                       Baa3             7.125       12/01/22      6,000        6,139,560
Montgomery Cnty. Higher Ed. & Hlth. Auth. Hosp. Rev.,
   Jeanes Hlth. Sys. Proj.                                      BBB(b)           8.625        7/01/07      4,000(c)     4,764,000
Montgomery Cnty. Ind. Dev. Auth. Rev., Poll. Ctrl.,
   Philadelphia Elec. Co., Ser. A                               Baa1             7.60         4/01/21      1,000        1,080,830
   Res. Recovery                                                AA-(b)           7.50         1/01/12      2,000        2,147,420
Montgomery Cnty. Redev. Auth., Multi-family Hsg., Ser. A        NR               6.50         7/01/25      2,000        1,913,680
Northampton Cnty. Higher Ed. Auth. Rev.,
   Lehigh Univ., M.B.I.A.                                       Aaa              7.10        11/15/09      1,500        1,658,025
   Moravian Coll.                                               BBB-(b)          8.20         6/01/11      2,095        2,493,699
   Moravian Coll., A.M.B.A.C.                                   Aaa              6.25         7/01/11      2,195        2,350,472
Northeastern Hosp. & Ed. Auth. Coll. Rev., Kings Coll.
   Proj., Ser. B                                                BBB(b)           6.00         7/15/18      3,235        3,084,087

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Northumberland Cnty. Ind. Dev. Auth. Rev., Roaring Creek
   Wtr.                                                         NR               6.375%      10/15/23    $ 1,000     $    929,270
Pennsylvania Econ. Dev. Auth.,
   Macmillan Ltd. Partnership Proj.                             Baa2             7.60        12/01/20      3,000        3,240,990
   Wastewater Treatment Rev., Sun Co. R & M Proj., Ser. A       Baa1             7.60        12/01/24      4,500        4,899,015
Pennsylvania Hsg. Fin. Agcy.,
   Sngl. Fam. Mtge.                                             Aa               7.80        10/01/20      2,930        3,122,940
   Sngl. Fam. Mtge.                                             Aa               7.604        4/01/25      1,050(d)       977,813
   Sngl. Fam. Mtge., Ser. X                                     Aa               8.10        10/01/10        780          830,583
   Sngl. Fam. Mtge., Ser. X                                     Aa               8.15         4/01/24        420          432,474
Pennsylvania Intergovernmental Cooperation Auth.,
   Spec.Tax Rev., M.B.I.A.                                      Aaa              5.60         6/15/15      4,000        3,856,040
Pennsylvania St. Cert. of Part., F.S.A.                         Aaa              6.25        11/01/06      1,900        2,039,954
Pennsylvania St. Higher Edl. Facs. Auth. Rev.,
   Allegheny Coll.                                              BBB+(b)          6.00        11/01/22      2,000        1,863,380
   Hahnemann Univ. Proj., M.B.I.A.                              Aaa              7.20         7/01/09      1,500        1,652,880
   La Salle Univ., M.B.I.A.                                     Aaa              7.70         5/01/10      1,100        1,215,456
   Med. Coll. of Penn., Ser. A                                  Baa              8.375        3/01/11        355          384,458
   Med. Coll. of Penn., Ser. A                                  Baa              7.50         3/01/14      2,350        2,403,956
   St. Sys, Ser. J, A.M.B.A.C.                                  Aaa              5.625        6/15/19      1,520        1,459,245
   Thomas Jefferson Univ.                                       AAA(b)           8.00         1/01/18      1,250(c)     1,379,750
Pennsylvania St. Ind. Dev. Auth., Econ. Rev., A.M.B.A.C.        Aaa              5.50         1/01/14      4,250        4,065,295
Pennsylvania St. Tpke. Comn. Rev.,
   Ser. D, F.G.I.C.                                             Aaa              7.625       12/01/17      1,375(c)     1,544,579
   Ser. K                                                       Aaa              7.50        12/01/19      4,650(c)     5,301,418
Philadelphia Arpt. Rev., Philadelphia Arpt. Sys.                Baa              9.00         6/15/15      2,000        2,068,200
Philadelphia Gas Wks. Rev.,
   Ser. 13                                                      Baa1             7.70         6/15/11        215          251,337
   Ser. 13                                                      Baa1             7.20         6/15/98        500          532,670
   Ser. 13                                                      Baa1             7.30         6/15/99        625          676,231
   Ser. 13                                                      Aaa              7.70         6/15/21      3,430(c)     4,025,037
Philadelphia Hosps. & Higher Ed. Fac. Auth. Rev.,
   Childrens' Hosp. Proj., Ser. A                               Aa               5.00         2/15/21      2,000        1,715,100
   Childrens' Seashore House, Ser. A                            A-(b)            7.00         8/15/12      1,000        1,052,200
   Childrens' Seashore House, Ser. A                            A-(b)            7.00         8/15/17      1,000        1,052,200
   Grad. Hlth. Systems                                          Baa1             7.25         7/01/18      2,750        2,854,802
   Grad. Hlth. Systems, Ser. A                                  Baa1             6.25         7/01/18      1,000          922,460
Philadelphia Ind. Dev. Rev.,
   Inst. for Cancer Research Proj., Ser. B                      AA-(b)           7.25         7/01/10      5,770        6,230,504
   Nat'l. Brd. of Med. Examiners Proj.                          A+(b)            6.75         5/01/12      5,000        5,253,450
Philadelphia Mun. Auth. Rev., F.G.I.C.                          Aaa              5.625       11/15/14      2,000        1,937,080
Philadelphia Mun. Auth. Rev., F.G.I.C.                          Aaa              5.625       11/15/18      1,500        1,440,750
Philadelphia Pkg. Auth. Rev., Arpt. Pkg., A.M.B.A.C.            Aaa              7.375        9/01/18      2,200        2,435,092

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Philadelphia Redev. Auth. Rev.,
   Home Impvt. Loan, Ser. A                                     A                7.40%        6/01/08   $    350     $    376,162
   Home Impvt. Loan, Ser. A                                     A                7.375        6/01/03        355          371,167
Philadelphia Sch. Dist., Gen. Oblig., Ser. A, M.B.I.A.          Aaa              5.85         7/01/09      1,710        1,765,729
Philadelphia Wtr. & Swr. Rev., M.B.I.A.                         Aaa              6.25         8/01/08      2,000        2,175,960
Philadelphia Wtr. & Swr. Rev., M.B.I.A.                         Aaa              5.25         6/15/23      2,775        2,519,228
Philadelphia Wtr. & Swr. Rev., M.B.I.A.,
   Ser. 15                                                      Aaa             Zero         10/01/02      7,900        5,616,347
   Ser. 15                                                      Aaa              6.875       10/01/06        700          764,498
Pittsburgh Stadium Auth. Rev., F.G.I.C.                         Aaa              7.50        10/15/01        500          529,915
Pittsburgh Urban Redev. Auth., Mtge. Rev., Ser. B               A1               8.30         4/01/17        795          858,179
Pittsburgh Wtr. & Swr., Ser. A. F.G.I.C.                        Aaa              5.60         9/01/22      3,000        2,886,990
Pottsgrove Sch. Dist., Gen. Oblig., Ser. A, A.M.B.A.C.          Aaa              5.30        10/15/14      2,000        1,885,220
Pottstown Boro. Auth., Swr. Rev., F.G.I.C.                      Aaa             Zero         11/01/03      1,200          802,992
Puerto Rico Comnwlth.,
   Gen. Oblig., M.B.I.A.                                        Aaa              5.40         7/01/07      1,500        1,548,930
   Gen. Oblig., M.B.I.A.                                        Aaa              5.50         7/01/08      3,340        3,442,171
   Gen. Oblig., A.M.B.A.C.                                      Aaa              7.00         7/01/10      4,030        4,677,419
   Gen. Oblig., M.B.I.A.                                        Aaa              7.00         7/01/10        720          835,668
   Gen. Oblig., F.S.A.                                          Aaa              7.682        7/01/20      4,250(d)     4,159,688
   Gen. Oblig.                                                  AAA(b)           7.70         7/01/20      5,250(c)     6,087,742
Puerto Rico Elec. Pwr. Auth., Pwr. Rev., Ser. S                 Baa1             7.00         7/01/06      1,800        2,030,526
Puerto Rico Hsg. Bank & Fin. Agcy.                              Baa              5.125       12/01/05        750          720,173
Puerto Rico Hsg. Bank & Fin. Agcy.                              Baa              5.25        12/01/06      2,000        1,914,600
Sayre Hlth. Care Facs. Auth. Rev., A.M.B.A.C.,
   Cap. Asset Fin. Prog. C                                      Aaa              7.70        12/01/13        500          565,695
   Cap. Asset Fin. Prog. C                                      Aaa              7.625       12/01/15      1,000        1,127,700
Scranton Pkg. Auth. Rev.                                        A+(b)            8.125        9/15/14      1,600        1,777,840
Scranton-Lackawanna Hlth. & Welfare Auth. Rev.,
   Univ. Of Scranton Proj., Ser. C                              A-(b)            7.50         6/15/06      1,000(c)     1,141,670
   Univ. Of Scranton Proj., Ser. C                              A-(b)            6.50         3/01/15      2,250        2,288,138
So. Fork Mun. Auth. Hosp. Rev., Lee Hosp. Proj., Ser. A         A-(b)            5.50         7/01/23      2,500        2,143,000
Swarthmore Boro. Gen. Auth. Rev., Pennsylvania Coll. Rev.       A-(b)            7.25         9/15/10        600(c)       676,980
Unity Township Mun. Auth., Gtd. Swr. Rev., A.M.B.A.C.,
   Capital Appreciation                                         Aaa             Zero         11/01/11      1,035          405,554
   Capital Appreciation                                         Aaa             Zero         11/01/12      1,035          380,166
   Capital Appreciation                                         Aaa             Zero         11/01/13      1,035          356,102
Venango Cnty. Gen. Oblig., Ser. B, F.G.I.C.                     Aaa              5.25         7/15/18      2,265        2,097,345
Virgin Islands Pub. Fin. Auth. Rev.,
   Hwy. Trans. Trust Fund                                       BBB(b)           7.70        10/01/04      1,000        1,095,820
   Ref. Matching Loan Notes, Ser. A                             NR               7.25        10/01/18      1,950        2,057,172
Virgin Islands Terr., Hugo Ins. Claims Fund Prog., Ser. 91      NR               7.75        10/01/06      1,055        1,149,612

--------------------------------------------------------------------------------
                                            See Notes to Financial Statements.

Portfolio of Investments as of                 PRUDENTIAL MUNICIPAL SERIES FUND
August 31, 1995                                PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                  Moody's                               Principal
                                                                   Rating      Interest     Maturity     Amount         Value
Description (a)                                                 (Unaudited)      Rate         Date        (000)        (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Washington Cnty. Auth. Lease Rev., Mun. Fac., Shadyside
   Hosp., Ser. C-1D, A.M.B.A.C.                                 Aaa              7.45%       12/15/18   $  2,900(c)  $  3,338,944
Washington Cnty. Hosp. Auth. Rev., Monongahela Valley
   Hosp.                                                        A                6.75        12/01/08      2,750        2,810,225
York Cnty. Solid Waste & Refuse Auth. Ind. Dev. Rev., Res.
   Rec. Proj., Ser. C                                           AA-(b)           8.20        12/01/14      1,000        1,103,990
                                                                                                                     ------------
Total long-term investments (cost $237,031,397)                                                                       251,671,055
SHORT-TERM INVESTMENT--0.4%
Schuylkill Cnty. Ind. Dev. Auth., Westwood Energy Pty.,
   Ser. 85, F.R.D.D. (cost $900,000)                            P1               3.60         9/01/95        900          900,000
                                                                                                                     ------------
Total Investments--99.6%
(cost $237,931,397; Note 4)                                                                                           252,571,055
Other assets in excess of liabilities--0.4%                                                                             1,094,434
                                                                                                                     ------------
Net Assets--100%                                                                                                     $253,665,489
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
   A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    B.I.G.--Bond Investors Guaranty Insurance Company.
    C.G.I.C.--Capital Guaranty Insurance Company.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.R.D.D.--Floating Rate (Daily) Demand Note (f).
    F.S.A.--Financial Security Assurance.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Association.
(b) Standard & Poor's rating.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(d) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at the period end.
(e) Pledged as initial margin on financial futures contracts.
(f) For purposes of amortized cost valuation, the maturity date of these securities are considered to be the later of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Statement of Additional Information contains a description of Moody's and Standard & Poor's ratings.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                              PRUDENTIAL MUNICIPAL SERIES FUND
Statement of Assets and Liabilities           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

Assets                                                                                                         August 31, 1995
Investments, at value (cost $237,931,397)....................................................................      $252,571,055
Cash.........................................................................................................            72,184
Interest receivable..........................................................................................         3,846,415
Receivable for investments sold..............................................................................         1,346,313
Receivable for Series shares sold............................................................................            66,608
Deferred expenses and other assets...........................................................................            10,420
                                                                                                                   ------------
   Total assets..............................................................................................       257,912,995
                                                                                                                   ------------
Liabilities
Payable for investments purchased............................................................................         3,480,977
Payable for Series shares reacquired.........................................................................           371,999
Dividends payable............................................................................................           134,934
Management fee payable.......................................................................................            95,759
Distribution fee payable.....................................................................................            89,757
Accrued expenses.............................................................................................            62,324
Due to broker-variation margin...............................................................................            10,156
Deferred trustees' fees......................................................................................             1,600
                                                                                                                   ------------
   Total liabilities.........................................................................................         4,247,506
                                                                                                                   ------------
Net Assets...................................................................................................      $253,665,489
                                                                                                                   ------------
                                                                                                                   ------------
Net assets were comprised of:
   Shares of beneficial interest, at par.....................................................................      $    240,517
   Paid-in capital in excess of par..........................................................................       240,634,533
                                                                                                                   ------------
                                                                                                                    240,875,050
   Accumulated net realized loss on investments..............................................................        (1,792,188)
   Net unrealized appreciation on investments................................................................        14,582,627
                                                                                                                   ------------
Net assets, August 31, 1995..................................................................................      $253,665,489
                                                                                                                   ------------
                                                                                                                   ------------
Class A:
   Net asset value and redemption price per share
      ($50,696,456 / 4,806,652 shares of beneficial interest issued and outstanding).........................            $10.55
   Maximum sales charge (3.0% of offering price).............................................................               .33
   Maximum offering price to public..........................................................................            $10.88
Class B:
   Net asset value, offering price and redemption price per share
      ($202,633,238 / 19,213,229 shares of beneficial interest issued and outstanding).......................            $10.55
Class C:
   Net asset value, offering price and redemption price per share
      ($335,795 / 31,838 shares of beneficial interest issued and outstanding)...............................            $10.55

--------------------------------------------------------------------------------
                                             See Notes to Financial Statements.

PRUDENTIAL MUNICIPAL SERIES FUND             PRUDENTIAL MUNICIPAL SERIES FUND
PENNSYLVANIA SERIES                          PENNSYLVANIA SERIES
Statement of Operations                      Statement of Changes in Net Assets
------------------------------------------------------------
------------------------------------------------------------

                                                   Year Ended
Net Investment Income                            August 31, 1995
Income
   Interest...................................     $16,725,737
                                                 ---------------
Expenses
   Management fee, net of waiver of $84,187...       1,182,799
   Distribution fee--Class A..................          30,092
   Distribution fee--Class B..................       1,115,411
   Distribution fee--Class C..................           1,672
   Transfer agent's fees and expenses.........         187,000
   Reports to shareholders....................         156,000
   Custodian's fees and expenses..............         109,000
   Registration fees..........................          36,000
   Audit fee..................................          11,000
   Legal fees.................................          10,000
   Trustees' fees.............................           3,200
   Miscellaneous..............................          30,887
                                                 ---------------
      Total expenses..........................       2,873,061
   Less custodian fee credit..................         (17,396)
                                                 ---------------
      Net expenses............................       2,855,665
                                                 ---------------
Net investment income.........................      13,870,072
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss) on:
   Investment transactions....................         504,596
   Financial futures contracts................      (1,012,601)
                                                 ---------------
                                                      (508,005)
                                                 ---------------
Net change in unrealized appreciation on:
   Investments................................       2,796,532
   Financial futures contracts................          82,281
                                                 ---------------
                                                     2,878,813
                                                 ---------------
Net gain on investments.......................       2,370,808
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................     $16,240,880
                                                 ---------------
                                                 ---------------


Increase (Decrease)                    Year Ended August 31,
in Net Assets                           1995            1994
Operations
   Net investment income..........  $ 13,870,072    $ 14,193,314
   Net realized loss on investment
      transactions................      (508,005)         (7,799)
   Net change in unrealized
      appreciation/depreciation of
      investments.................     2,878,813     (17,783,224)
                                    ------------    ------------
   Net increase (decrease) in net
      assets resulting from
      operations..................    16,240,880      (3,597,709)
                                    ------------    ------------
Dividends and distributions (Note 1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (1,734,468)       (569,122)
      Class B.....................   (12,124,140)    (13,624,192)
      Class C.....................       (11,464)             --
                                    ------------    ------------
                                     (13,870,072)    (14,193,314)
                                    ------------    ------------
   Distributions to shareholders
      from net realized gain on
      investment transactions
      Class A.....................            --         (97,328)
      Class B.....................            --      (2,598,620)
                                    ------------    ------------
                                              --      (2,695,948)
                                    ------------    ------------
Series share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold........................    19,260,042      46,954,314
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions...............     7,902,987       9,903,212
   Cost of shares reacquired......   (44,342,507)    (40,990,785)
                                    ------------    ------------
   Net increase (decrease) in net
      assets from Series share
      transactions................   (17,179,478)     15,866,741
                                    ------------    ------------
Total decrease....................   (14,808,670)     (4,620,230)
Net Assets
Beginning of year.................   268,474,159     273,094,389
                                    ------------    ------------
End of year.......................  $253,665,489    $268,474,159
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
Prudential Municipal Series Fund (the ``Fund'') is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund was organized as a Massachusetts business trust on May 18, 1984 and consists of seventeen series. The monies of each series are invested in separate, independently managed portfolios. The Pennsylvania Series (the ``Series'') commenced investment operations in April, 1987. The Series is diversified and seeks to achieve it's investment objective of obtaining the maximum amount of income exempt from federal and applicable state income taxes with the minimum of risk by investing in ``investment grade'' tax-exempt securities whose ratings are within the four highest ratings categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by economic developments in a specific state, industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuations: The Series values municipal securities (including commitments to purchase such securities on a ``when-issued'' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Trustees.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
All securities are valued as of 4:15 P.M., New York time.
Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of debt securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the ``initial margin''. Subsequent payments, known as ``variation margin'', are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures. The Series invests in financial futures contracts in order to hedge its existing portfolio securities or securities the Series intends to purchase against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Series amortizes premiums and original issue discount paid on purchases of portfolio securities as adjustments to interest income.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Federal Income Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Series' gross income consists of tax-exempt interest, no federal income tax provision is required.
Reclassification of Capital Accounts: The Series accounts and reports for distributions to shareholders in accordance with Statement of Position 93-2:
Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the fiscal year the Series decreased paid-in capital and decreased accumulated net realized losses by $15,560 compared to amounts previously reported through August 31, 1994. Current year net investment income, net realized gains and net assets were not affected by this change.
Dividends and Distributions: The Series declares daily dividends from net investment income. Payment of dividends are made monthly. Distributions of net capital gains, if any, are made annually. Income distributions and capital gain distributions are determined in accordance with income

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
tax regulations which may differ from generally accepted accounting principles.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Series. Effective January 1, 1995, PMF has agreed to waive a portion (.05 of 1% of the Series' average daily net assets) of its management fee, which amounted to $84,187 ($0.004 per share for Class A, B and C shares: .03% of average net assets). The Series is not required to reimburse PMF for such waiver.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the fiscal year ended August 31, 1995.
PMFD has advised the Series that it has received approximately $32,000 in front-end sales charges resulting from sales of Class A shares during the fiscal year ended August 31, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that for the fiscal year ended August 31, 1995, it received approximately $427,000 and $600 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the fiscal year ended August 31, 1995, the Series incurred fees of approximately $129,000 for the services of PMFS. As of August 31, 1995, approximately $11,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations includes certain out-of-pocket expenses paid to non-affiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the year ended August 31, 1995 were $47,151,056 and $59,872,361, respectively.
The cost basis of investments for federal income tax purposes was $237,963,978 and, accordingly, as of August 31, 1995 net unrealized appreciation of investments for federal income tax purposes is $14,607,077 (gross unrealized appreciation--$16,370,301; gross unrealized depreciation--$1,763,224).
At August 31, 1995 the Series sold 25 financial futures contracts on the Municipal Bond Index expiring September 1995. The value at disposition of such contracts was $2,803,906. The value of such contracts on August 31, 1995 was $2,860,937 thereby resulting in an unrealized loss of $57,031.
For federal income tax purposes, the Series has a capital loss carryforward as of August 31, 1995 of approximately $1,452,000 which expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Notes to Financial Statements                  PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
The Series will elect to treat net capital losses of approximately $231,500 incurred in the ten month period ended August 31, 1995 as being incurred in the next fiscal year.
------------------------------------------------------------
Note 5. Capital
The Series offers both Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase.
The Fund has authorized an unlimited number of shares of beneficial interest of each class at $.01 par value per share. Transactions in shares of beneficial interest for the fiscal years ended August 31, 1995 and August 31, 1994 were as follows:


Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995:
Shares sold........................      299,314    $  3,060,202
Shares issued in reinvestment of
  dividends........................       94,611         981,883
Shares reacquired..................     (429,242)     (4,432,346)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................      (35,317)       (390,261)
Shares issued upon conversion from
  Class B..........................    3,820,038      39,180,753
                                      ----------    ------------
Net increase in shares
  outstanding......................    3,784,721    $ 38,790,492
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................      319,034    $  3,481,332
Shares issued in reinvestment of
  dividends and distributions......       36,716         396,391
Shares reacquired..................     (167,304)     (1,791,755)
                                      ----------    ------------
Net increase in shares
  outstanding......................      188,446    $  2,085,968
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
Year ended August 31, 1995
Shares sold........................    1,556,154    $ 15,906,587
Shares issued in reinvestment of
  dividends........................      676,394       6,911,570
Shares reacquired..................   (3,929,313)    (39,845,757)
                                      ----------    ------------
Net decrease in shares outstanding
  before conversion................   (1,696,765)    (17,027,600)
Shares reacquired upon conversion
  into Class A.....................   (3,820,038)    (39,180,753)
                                      ----------    ------------
Net decrease in shares
  outstanding......................   (5,516,803)   $(56,208,353)
                                      ----------    ------------
                                      ----------    ------------
Year ended August 31, 1994:
Shares sold........................    3,979,725    $ 43,382,782
Shares issued in reinvestment of
  dividends and distributions......      879,774       9,506,821
Shares reacquired..................   (3,665,816)    (39,199,030)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,193,683    $ 13,690,573
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
Year ended August 31, 1995:
Shares sold........................       28,444    $    293,253
Shares issued in reinvestment of
  dividends........................          926           9,534
Shares reacquired..................       (6,201)        (64,404)
                                      ----------    ------------
Net increase in shares
  outstanding......................       23,169    $    238,383
                                      ----------    ------------
                                      ----------    ------------
August 1, 1994(a) through
  August 31, 1994:
Shares sold........................        8,669    $     90,200
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                      Class A
                                                ----------------------------------------------------
                                                               Year Ended August 31,
                                                ----------------------------------------------------
                                                 1995        1994        1993       1992       1991
                                                -------     -------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............  $ 10.42     $ 11.21     $10.55     $ 9.96     $ 9.60
                                                -------     -------     ------     ------     ------
Income from investment operations
Net investment income.........................      .60(a)      .59        .62        .62        .62(a)
Net realized and unrealized gain (loss) on
   investment transactions....................      .13        (.68)       .70        .59        .39
                                                -------     -------     ------     ------     ------
   Total from investment operations...........      .73        (.09)      1.32       1.21       1.01
                                                -------     -------     ------     ------     ------
Less distributions
Dividends from net investment income..........     (.60)       (.59)      (.62)      (.62)      (.62)
Distributions from net realized gains.........       --        (.11)      (.04)        --       (.03)
                                                -------     -------     ------     ------     ------
   Total distributions........................     (.60)       (.70)      (.66)      (.62)      (.65)
                                                -------     -------     ------     ------     ------
Net asset value, end of year..................  $ 10.55     $ 10.42     $11.21     $10.55     $ 9.96
                                                -------     -------     ------     ------     ------
                                                -------     -------     ------     ------     ------
TOTAL RETURN(b):..............................     7.35%       (.82)%    12.86%     12.44%     10.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................  $50,696     $10,651     $9,342     $5,908     $3,521
Average net assets (000)......................  $30,092     $10,315     $7,354     $4,439     $2,366
Ratios to average net assets:
   Expenses, including distribution fees......      .80%(a)     .75%       .78%       .81%       .83%(a)
   Expenses, excluding distribution fees......      .70%(a)     .65%       .68%       .71%       .74%(a)
   Net investment income......................     5.76%(a)    5.52%      5.69%      5.99%      6.32%(a)
Portfolio turnover rate.......................       19%         22%        13%        25%        62%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Financial Highlights                           PENNSYLVANIA SERIES
--------------------------------------------------------------------------------

                                                                                                                  Class C
                                                                          Class B                                ----------
                                                ------------------------------------------------------------        Year
                                                                   Year Ended August 31,                           Ended
                                                ------------------------------------------------------------     August 31,
                                                  1995         1994         1993         1992         1991          1995
                                                --------     --------     --------     --------     --------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........  $  10.42     $  11.21     $  10.54     $   9.96     $   9.60       $10.42
                                                --------     --------     --------     --------     --------       ------
Income from investment operations
Net investment income.........................       .56(a)       .55          .57          .58          .58(a)       .53(a)
Net realized and unrealized gain (loss) on
   investment transactions....................       .13         (.68)         .71          .58          .39          .13
                                                --------     --------     --------     --------     --------        ------
   Total from investment operations...........       .69         (.13)        1.28         1.16          .97          .66
                                                --------     --------     --------     --------     --------        ------
Less distributions
Dividends from net investment income..........      (.56)        (.55)        (.57)        (.58)       (.58)         (.53)
Distributions from net realized gains.........        --         (.11)        (.04)          --        (.03)           --
                                                --------     --------     --------     --------     --------        -----
   Total distributions........................      (.56)        (.66)        (.61)        (.58)       (.61)         (.53)
                                                --------     --------     --------     --------     --------       ------
Net asset value, end of period................  $  10.55     $  10.42     $  11.21     $  10.54     $   9.96       $10.55
                                                --------     --------     --------     --------     --------       ------
                                                --------     --------     --------     --------     --------       ------
TOTAL RETURN(b):..............................      6.92%       (1.22)%      12.54%       11.92%       10.39%        6.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............  $202,633     $257,732     $263,752     $206,028     $170,162       $  336
Average net assets (000)......................  $223,082     $266,594     $229,955     $186,113     $146,591       $  223
Ratios to average net assets:
   Expenses, including distribution fees......      1.17%(a)     1.15%        1.18%        1.21%        1.23%(a)     1.44%(a)
   Expenses, excluding distribution fees......       .67%(a)      .65%         .68%         .71%         .74%(a)      .69%(a)
   Net investment income......................      5.44%(a)     5.11%        5.29%        5.59%        5.94%(a)     5.14%(a)
Portfolio turnover rate.......................        19%          22%          13%          25%          62%          19%

                                                August 1,
                                                 Through
                                                August 31,
                                                   1994
                                                ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $10.44
                                                   -----

Income from investment operations
Net investment income.........................       .04
Net realized and unrealized gain (loss) on
   investment transactions....................      (.02)
                                                   -----

   Total from investment operations...........       .02
                                                   -----

Less distributions
Dividends from net investment income..........      (.04)
Distributions from net realized gains.........        --
                                                   -----
   Total distributions........................      (.04)
                                                   -----
Net asset value, end of period................    $10.42
                                                   -----
                                                   -----

TOTAL RETURN(b):..............................       .14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $   90
Average net assets (000)......................    $    1
Ratios to average net assets:
   Expenses, including distribution fees......      2.00%(c)
   Expenses, excluding distribution fees......      1.25%(c)
   Net investment income......................      8.51%(c)
Portfolio turnover rate.......................        22%

---------------
 (a) Net of expense subsidy/management fee waiver.
 (b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (c) Annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
                                           See Notes to Financial Statements.

                                               PRUDENTIAL MUNICIPAL SERIES FUND
Independent Auditors' Report                   PENNSYLVANIA SERIES
--------------------------------------------------------------------------------
The Shareholders and Board of Trustees
Prudential Municipal Series Fund, Pennsylvania Series
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1995, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential Municipal Series Fund, Pennsylvania Series, as of August 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 16, 1995

APPENDIX I--GENERAL INVESTMENT INFORMATION



    The following terms are used in mutual fund investing.



ASSET ALLOCATION



    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a stratgegy to gain exposure to better performing asset classes while maintaining investment in other asset classes.



DIVERSIFICATION



    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.



DURATION



    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.



    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).



MARKET TIMING



    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.



POWER OF COMPOUNDING



    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX II--HISTORICAL PERFORMANCE DATA



    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.



    This chart show the long-term performance of various asset classes and the rate of inflation.



Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.



Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.



Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.



Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).



IMPACT OF INFLATION. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 to May 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.



    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in each Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.



           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS



(1)
  LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.



(2)
  LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).



(3)
  LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.



(4)
  LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.



(5)
  SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1994)


------------------------

Source: Stocks, Bonds, Bills, and Inflation 1995 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of a long-term U.S. Treasury Bond from 1926-1994. Yield represents that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                                     PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (A)   FINANCIAL STATEMENTS:

       (1) Financial statements included in the Prospectuses constituting Part A of this Registration Statement:

          Financial Highlights.

       (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


          Portfolio of Investments at August 31, 1995.



          Statement of Assets and Liabilities at August 31, 1995.



          Statement of Operations for the year ended August 31, 1995.



          Statement of Changes in Net Assets for the years ended August 31, 1995 and 1994.


          Notes to Financial Statements.

          Financial Highlights.

          Independent Auditors' Reports.

  (B)   EXHIBITS:


         1. (a) Amended and Restated Declaration of Trust of the Registrant, incorporated by reference to Exhibit No. 1(a) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).



              (b) Amended and Restated Certificate of Designation, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).


         2. Restated By-Laws, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed via EDGAR on May 12, 1994 (File No. 2-91216).

         4. (a) Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class B shares), incorporated by reference to Exhibit No. 4 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed October 31, 1988 (File No. 2-91216).

              (b) Specimen receipt for shares of beneficial interest, $.01 par value, of the Registrant (for Class A shares), incorporated by reference to Exhibit No. 4(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91216).

              (c) Specimen receipts for shares of beneficial interest of Florida Series and New Jersey Money Market Series, incorporated by reference to Exhibit No. 4(c) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed December 3, 1990 (File No. 2-91216).

              (d) Specimen receipts for shares of beneficial interest of Connecticut Money Market Series and Massachusetts Money Market Series, incorporated by reference to Exhibit No. 4(d) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed May 10, 1991 (File No. 2-91216).

              (e) Specimen receipt for shares of beneficial interest of New York Income Series, incorporated by reference to Exhibit No. 4(e) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A filed March 8, 1993 (File No. 2-91216).

              (f) Specimen receipt for shares of beneficial interest of Florida Series (for Class D Shares), incorporated by reference to Exhibit No. 4(f) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed April 30, 1993 (File No. 2-91216).

         5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit No. 5(a) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

              (b)   Subadvisory   Agreement  between   Prudential   Mutual  Fund
              Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

         6. (a) Distribution Agreement with respect to Class D shares, between the Registrant and Prudential Securities Incorporated, incorporated by reference to Exhibit No. 6(i) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).

              (b) Amended and Restated Distribution Agreement between the Registrant (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series) and Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit No. 6(l) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).


              (c) Distribution Agreement for Class A shares, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).



              (d) Distribution Agreement for Class B shares, incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).



              (e) Distribution Agreement for Class C shares, incorporated by reference to Exhibit No. 6(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).


         8. (a) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

              (b) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit No. 8(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed August 24, 1990 (File No. 2-91216).

         9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

        10.   Opinion of Counsel.*

        11.   Consent of Independent Accountants.*

        13. Purchase Agreement, incorporated by reference to Exhibit No. 13 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed August 29, 1984 (File No. 2-91216).

        15. (a) Distribution and Service Plan between the Registrant (Class D shares) and Prudential Securities Incorporated, incorporated by reference to Exhibit No. 15(g) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).

              (b) Distribution and Service Plan between the Registrant (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series, New York Money Market Series) and Prudential Mutual Fund Distributors, Inc., incorporated by reference to Exhibit No. 15(j) to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed via EDGAR on November 1, 1993 (File No. 2-91216).


              (c) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).

              (d) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).



              (e) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(e) to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed via EDGAR on December 28, 1994 (File No. 2-91216).


        16.   (a)   Schedule   of   Computation   of   Performance  Information,
              incorporated by reference to Exhibit No.16 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed November 2, 1989 (File No. 2-91216).

              (b) Schedule of Computation of Performance Information of Class A shares, incorporated by reference to Exhibit No. 16(b) to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed December 3, 1990 (File No. 2-91216).


        17.   Financial Data Schedules.*

--------------
*Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


    As of October 13, 1995, each series of the Fund had the following number of record holders of shares of beneficial interest, $.01 par value per share:
Connecticut Money Market Series, 1,783 record holders; Florida Series, 2,755 record holders of Class A shares, 242 record holders of Class B shares and 231 record holders of Class C shares; Hawaii Income Series, 49 record holders of Class A shares, 256 record holders of Class B shares and 40 record holders of Class C shares; Maryland Series, 831 record holders of Class A shares, 1,040 record holders of Class B shares and 6 record holders of Class C shares; Massachusetts Series, 873 record holders of Class A shares, 1,146 record holders of Class B shares and 4 record holders of Class C shares; Massachusetts Money Market Series, 1,226 record holders; Michigan Series, 1,202 record holders of Class A shares, 1,917 record holders of Class B shares and 5 record holders of Class C shares; New Jersey Series, 1,870 record holders of Class A shares, 7,734 record holders of Class B shares and 39 record holders of Class C shares; New Jersey Money Market Series, 5,433 record holders; New York Money Market Series, 8,240 record holders; New York Series, 5,673 record holders of Class A shares, 6,704 record holders of Class B shares and 22 record holders of Class C shares; North Carolina Series, 875 record holders of Class A shares, 1,355 record holders of Class B shares and 7 record holders of Class C shares; Ohio Series, 1,921 record holders of Class A shares, 2,666 record holders of Class B shares and 7 record holders of Class C shares; and Pennsylvania Series, 2,377 record holders of Class A shares, 9,209 record holders of Class B shares and 25 record holders of Class C shares. As of October 13, 1995, the New York Income Series did not have any record holders of shares of beneficial interest.


ITEM 27. INDEMNIFICATION.

    Article V, Section 5.1 of the Registrant's Declaration of Trust provides that neither shareholders nor Trustees, officers, employees or agents shall be subject to personal liability to any other person, except (with respect to Trustees, officers, employees or agents) liability arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his of her duties. Section 5.1 also provides that the Registrant will indemnify and hold harmless each shareholder against all claims and all expenses reasonably related thereto.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, Trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, Trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 9 or 10 of each Distribution Agreement (Exhibit 6) to the Registration Statement), each Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and Trustees against liabilities, and certain costs of defending claims against such officers and Trustees, to the extent such officers and Trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and Trustees under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Mutual Fund Management, Inc.

    See "How the Fund is Managed--Manager" in the Prospectuses constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).


    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


NAME AND ADDRESS               POSITION WITH PMF                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Brendan D. Boyle               Executive Vice President,  Executive Vice President and Director of Marketing, PMF; Senior
                                Director of Marketing      Vice President, Prudential Securities Incorporated (Prudential
                                and Director               Securities); Chairman and Director, Prudential Mutual Fund
                                                           Distributors, Inc. (PMFD)
Stephen P. Fisher              Senior Vice President      Senior Vice President, PMF; Senior Vice President, Prudential
                                                           Securities; Vice President, PMFD
Frank W. Giordano              Executive Vice President,  Executive Vice President, General Counsel, Secretary and
                                General Counsel,           Director, PMF and PMFD; Senior Vice President, Prudential
                                Secretary and Director     Securities; Director, Prudential Mutual Fund Services, Inc.
                                                           (PMFS)
Robert F. Gunia                Executive Vice President,  Executive Vice President, Chief Financial and Administrative
                                Chief Financial and        Officer, Treasurer and Director, PMF; Senior Vice President,
                                Administrative Officer,    Prudential Securities; Executive Vice President, Chief Financial
                                Treasurer and Director     Officer, Treasurer and Director, PMFD; Director, PMFS
Theresa A. Hamacher            Director                   Director, PMF; Vice President, The Prudential Insurance Company
                                                           of America (Prudential); Vice President, The Prudential
                                                           Investment Corporation (PIC)
Timothy J. O'Brien             Director                   President, Chief Executive Officer, Chief Operating Officer and
                                                           Director, PMFD; Chief Executive Officer and Director, PMFS;
                                                           Director, PMF

NAME AND ADDRESS               POSITION WITH PMF                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
Richard A. Redeker             President, Chief           President, Chief Executive Officer and Director, PMF; Executive
                                Executive Officer and      Vice President, Director and Member of Operating Committee,
                                Director                   Prudential Securities; Director, Prudential Securities Group,
                                                           Inc. (PSG); Executive Vice President, PIC; Director, PMFD;
                                                           Director, PMFS
S. Jane Rose                   Senior Vice President,     Senior Vice President, Senior Counsel and Assistant Secretary,
                                Senior Counsel and         PMF; Senior Vice President and Senior Counsel, Prudential
                                Assistant Secretary        Securities


    (b) The Prudential Investment Corporation (PIC)

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS               POSITION WITH PIC                                PRINCIPAL OCCUPATIONS
-----------------------------  -------------------------  -----------------------------------------------------------------
William M. Bethke              Senior Vice President      Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center
Newark, NJ 07102
John D. Brookmeyer, Jr.        Senior Vice President      Senior Vice President, Prudential; Senior Vice President, PIC
51 JFK Parkway
Short HIlls, NJ 07078
Barry M. Gillman               Director                   Director, PIC
Theresa A. Hamacher            Vice President             Vice President, Prudential; Vice President, PIC; Director, PMF
Harry E. Knapp, Jr.            President, Chairman of     President, Chairman of the Board, Chief Executive Officer and
                                the Board, Chief           Director, PIC; Vice President, Prudential
                                Executive Officer and
                                Director
William P. Link                Senior Vice President      Executive Vice President, Prudential; Senior Vice President, PIC
Four Gateway Center
Newark, NJ 07102
Richard A. Redeker             Executive Vice President   President, Chief Executive Officer and Director, PMF; Executive
One Seaport Plaza                                          Vice President, Director and Member of Operating Committee,
New York, NY 10292                                         Prudential Securities; Director, PSG; Executive Vice President,
                                                           PIC; Director, PMFD; Director, PMFS
Eric A. Simonson               Vice President and         Vice President and Director, PIC; Executive Vice President,
                                Director                   Prudential
Claude J. Zinngrabe, Jr.       Executive Vice President   Vice President, Prudential; Executive Vice President, PIC


ITEM 29. PRINCIPAL UNDERWRITERS

    (a)(i) Prudential Securities Incorporated


    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc. and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc., and for Class B and Class C shares of The BlackRock Government Income Trust, Global Utility Fund, Inc, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money

Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc. Prudential Securities is also a depositor for the following unit investment trusts:



                     The Corporate Income Fund
                     Prudential Equity Trust Shares
                     National Equity Trust
                     Prudential Unit Trusts
                     Government Securities Equity Trust
                     National Municipal Trust


    (ii) Prudential Mutual Fund Distributors, Inc.


    Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential
California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache MoneyMart Assets Inc., Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund), and for Class A shares of The BlackRock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund). Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (Florida Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Michigan Series, New Jersey Series, North Carolina Series, Ohio Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund and Prudential Utility Fund, Inc.


    (b)(i) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below.


                                      POSITIONS AND                                                      POSITIONS AND
                                      OFFICES WITH                                                       OFFICES WITH
NAME(1)                               UNDERWRITER                                                        REGISTRANT
------------------------------------  -----------------------------------------------------------------  -----------------
Robert Golden.......................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Alan D. Hogan.......................  Executive Vice President, Chief Administrative Officer and               None
                                      Director
George A. Murray....................  Executive Vice President and Director                                    None
Leland B. Paton.....................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Vincent T. Pica, II.................  Executive Vice President and Director                                    None
One New York Plaza
New York, NY 10292
Richard A. Redeker..................  Executive Vice President and Director                                 Trustee and
                                                                                                             President
Gregory W. Scott....................  Executive Vice President, Chief Financial Officer and Director           None
Hardwick Simmons....................  Chief Executive Officer, President and Director                          None
Lee B. Spencer, Jr..................  Executive Vice President, Secretary, General Counsel and Director        None

    (ii) Information concerning the officers and directors of Prudential Mutual Fund Distributors, Inc. is set forth below.


                                      POSITIONS AND                                                      POSITIONS AND
                                      OFFICES WITH                                                       OFFICES WITH
NAME(1)                               UNDERWRITER                                                        REGISTRANT
------------------------------------  -----------------------------------------------------------------  -----------------
Joanne Accurso-Soto.................  Vice President                                                           None
Dennis Annarumma....................  Vice President, Assistant Treasurer and Assistant Comptroller            None
Phyllis J. Berman...................  Vice President                                                           None
Brendan D. Boyle....................  Chairman and Director                                                    None
Stephen P. Fisher...................  Vice President                                                           None
Frank W. Giordano...................  Executive Vice President, General Counsel, Secretary and Director        None
Robert F. Gunia.....................  Executive Vice President, Chief Financial Officer, Treasurer and
                                       Director                                                           Vice President
Timothy J. O'Brien..................  President, Chief Executive Officer, Chief Operating Officer and
                                       Director                                                                None
Richard A. Redeker..................  Director                                                             President and
                                                                                                              Trustee
Andrew J. Varley....................  Vice President                                                           None
Anita L. Whelan.....................  Vice President and Assistant Secretary                                   None

------------

(1) The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.
      (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171. The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey, the Registrant, One Seaport Plaza, New York, New York, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) will be kept at Two Gateway Center, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31. MANAGEMENT SERVICES

    Other   than   as  set   forth  under   the  captions   "How  the   Fund  is
Managed--Manager" and "How the Fund is Managed-- Distributor" in the Prospectuses and under the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Part A and Part B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS


    (a) The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on this 30th day of October, 1995.



                                               PRUDENTIAL MUNICIPAL SERIES FUND
                                               By:     /s/ RICHARD A. REDEKER

                                                 -------------------------------
                                                  Richard A. Redeker, President


    Pursuant  to  the  requirements  of   the  Securities  Act  of  1933,   this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                         NAME                                              TITLE                              DATE
------------------------------------------------------  --------------------------------------------  --------------------

            /s/ RICHARD A. REDEKER
-------------------------------------------             President and Trustee                           October 30, 1995
              Richard A. Redeker

             /s/ EDWARD D. BEACH
-------------------------------------------             Trustee                                         October 30, 1995
              Edward D. Beach

             /s/ EUGENE C. DORSEY
-------------------------------------------             Trustee                                         October 30, 1995
              Eugene C. Dorsey

             /s/ DELAYNE D. GOLD
-------------------------------------------             Trustee                                         October 30, 1995
               Delayne D. Gold

           /s/ HARRY A. JACOBS, JR.
-------------------------------------------             Trustee                                         October 30, 1995
             Harry A. Jacobs, Jr.

            /s/ THOMAS T. MOONEY
-------------------------------------------             Trustee                                         October 30, 1995
              Thomas T. Mooney

            /s/ THOMAS H. O'BRIEN
-------------------------------------------             Trustee                                         October 30, 1995
              Thomas H. O'Brien

            /s/ NANCY HAYS TEETERS
-------------------------------------------             Trustee                                         October 30, 1995
             Nancy Hays Teeters

              /s/ GRACE TORRES
-------------------------------------------             Treasurer and Principal Financial and           October 30, 1995
                Grace Torres                             Accounting Officer

                        PRUDENTIAL MUNICIPAL SERIES FUND
                                 EXHIBIT INDEX


  EXHIBIT                                                              PAGE
   NUMBER                         DESCRIPTION                         NUMBER
  --------  -------------------------------------------------------  --------
    1(a)    Amended and Restated Declaration of Trust of the
             Registrant, incorporated by reference to Exhibit No.
             1(a) to Post-Effective Amendment No. 30 to the
             Registration Statement on Form N-1A filed via EDGAR on
             December 28, 1994 (File No. 2-91216).                     --
    1(b)    Amended and Restated Certificate of Designation,
             incorporated by reference to Exhibit No. 1(b) to Post-
             Effective Amendment No. 30 to the Registration
             Statement on Form N-1A filed via EDGAR on December 28,
             1994 (File No. 2-91216).                                  --
    2       Restated By-Laws, incorporated by reference to Exhibit
             No. 2 to Post-Effective Amendment No. 27 to the
             Registration Statement on Form N-1A filed via EDGAR on
             May 12, 1994 (File No. 2-91216).                          --
    4(a)    Specimen receipt for shares of beneficial interest,
             $.01 par value, of the Registrant (for Class B
             shares), incorporated by reference to Exhibit No. 4 to
             Post-Effective Amendment No. 9 to the Registration
             Statement on Form N-1A filed October 31, 1988 (File
             No. 2-91216).                                             --
    4(b)    Specimen receipt for shares of beneficial interest,
             $.01 par value, of the Registrant (for Class A
             shares), incorporated by reference to Exhibit No. 4(b)
             to Post-Effective Amendment No. 13 to the Registration
             Statement on Form N-1A filed August 24, 1990 (File No.
             2-91216).                                                 --
    4(c)    Specimen receipts for shares of beneficial interest of
             Florida Series and New Jersey Money Market Series,
             incorporated by reference to Exhibit No. 4(c) to
             Post-Effective Amendment No. 16 to the Registration
             Statement on Form N-1A filed December 3, 1990 (File
             No. 2-91216).                                             --
    4(d)    Specimen receipts for shares of beneficial interest of
             Connecticut Money Market Series and Massachusetts
             Money Market Series, incorporated by reference to
             Exhibit No. 4(d) to Post-Effective Amendment No. 19 to
             the Registration Statement on Form N-1A filed May 10,
             1991 (File No. 2-91216).                                  --
    4(e)    Specimen receipt for shares of beneficial interest of
             New York Income Series, incorporated by reference to
             Exhibit No. 4(e) to Post-Effective Amendment No. 24 to
             the Registration Statement on Form N-1A filed March 8,
             1993 (File No. 2-91216).                                  --
    4(f)    Specimen receipt for shares of beneficial interest of
             Florida Series (for Class D Shares), incorporated by
             reference to Exhibit No. 4(f) to Post-Effective
             Amendment No. 25 to the Registration Statement on Form
             N-1A filed April 30, 1993 (File No. 2-91216).             --
    5(a)    Management Agreement between the Registrant and
             Prudential Mutual Fund Management, Inc., incorporated
             by reference to Exhibit No. 5(a) to Post-Effective
             Amendment No. 10 to the Registration Statement on Form
             N-1A filed November 2, 1989 (File No. 2-91216).           --
    5(b)    Subadvisory Agreement between Prudential Mutual Fund
             Management, Inc. and The Prudential Investment
             Corporation, incorporated by reference to Exhibit No.
             5(b) to Post-Effective Amendment No. 10 to the
             Registration Statement on Form N-1A filed November 2,
             1989 (File No. 2-91216).                                  --
    6(a)    Distribution Agreement with respect to Class D shares,
             between the Registrant and Prudential Securities
             Incorporated, incorporated by reference to Exhibit No.
             6(i) to Post-Effective Amendment No. 26 to the
             Registration Statement on Form N-1A filed via EDGAR on
             November 1, 1993 (File No. 2-91216).                      --
    6(b)    Amended and Restated Distribution Agreement between the
             Registrant (Connecticut Money Market Series,
             Massachusetts Money Market Series, New Jersey Money
             Market Series, New York Money Market Series) and
             Prudential Mutual Fund Distributors, Inc.,
             incorporated by reference to Exhibit No. 6(l) to
             Post-Effective Amendment No. 26 to the Registration
             Statement on Form N-1A filed via EDGAR on November 1,
             1993 (File No. 2-91216).                                  --
    6(c)    Distribution Agreement for Class A shares, incorporated
             by reference to Exhibit No. 6(c) to Post-Effective
             Amendment No. 30 to the Registration Statement on Form
             N-1A filed via EDGAR on December 28, 1994 (File No.
             2-91216).

  EXHIBIT                                                              PAGE
   NUMBER                         DESCRIPTION                         NUMBER
  --------  -------------------------------------------------------  --------
    6(d)    Distribution Agreement for Class B shares, incorporated
             by reference to Exhibit No. 6(d) to Post-Effective
             Amendment No. 30 to the Registration Statement on Form
             N-1A filed via EDGAR on December 28, 1994 (File No.
             2-91216).                                                  --
    6(e)    Distribution Agreement for Class C shares, incorporated
             by reference to Exhibit No. 6(e) to Post-Effective
             Amendment No. 30 to the Registration Statement on Form
             N-1A filed via EDGAR on December 28, 1994 (File No.
             2-91216).                                                  --
    8(a)    Custodian Agreement between the Registrant and State
             Street Bank and Trust Company, incorporated by
             reference to Exhibit No. 8 to Post-Effective Amendment
             No. 10 to the Registration Statement on Form N-1A
             filed November 2, 1989 (File No. 2-91216).                --
    8(b)    Custodian Agreement between the Registrant and State
             Street Bank and Trust Company, incorporated by
             reference to Exhibit No. 8(b) to Post-Effective
             Amendment No. 13 to the Registration Statement on Form
             N-1A filed August 24, 1990 (File No. 2-91216).            --
    9       Transfer Agency and Service Agreement between the
             Registrant and Prudential Mutual Fund Services, Inc.,
             incorporated by reference to Exhibit No. 9 to
             Post-Effective Amendment No. 10 to the Registration
             Statement on Form N-1A filed November 2, 1989 (File
             No. 2-91216).                                             --
   10       Opinion of Counsel.*
   11       Consent of Independent Accountants.*
   13       Purchase Agreement, incorporated by reference to
             Exhibit No. 13 to Pre-Effective Amendment No. 1 to the
             Registration Statement on Form N-1A filed August 29,
             1984 (File No. 2-91216).                                  --
   15(a)    Distribution and Service Plan between the Registrant
             (Class D shares) and Prudential Securities
             Incorporated, incorporated by reference to Exhibit
             15(g) to Post-Effective Amendment No. 26 to the
             Registration Statement on Form N-1A filed via EDGAR on
             November 1, 1993 (File No. 2-91216).                      --
   15(b)    Distribution and Service Plan between the Registrant
             (Connecticut Money Market Series, Massachusetts Money
             Market Series, New Jersey Money Market Series, New
             York Money Market Series) and Prudential Mutual Fund
             Distributors, Inc., incorporated by reference to
             Exhibit 15(j) to Post-Effective Amendment No. 26 to
             the Registration Statement on Form N-1A filed via
             EDGAR on November 1, 1993 (File No. 2-91216).             --
   15(c)    Distribution and Service Plan for Class A shares,
             incorporated by reference to Exhibit No. 15(c) to
             Post-Effective Amendment No. 30 to the Registration
             Statement on Form N-1A filed via EDGAR on December 28,
             1994 (File No. 2-91216).                                  --
   15(d)    Distribution and Service Plan for Class B shares,
             incorporated by reference to Exhibit No. 15(d) to
             Post-Effective Amendment No. 30 to the Registration
             Statement on Form N-1A filed via EDGAR on December 28,
             1994 (File No. 2-91216).                                  --
   15(e)    Distribution and Service Plan for Class C shares,
             incorporated by reference to Exhibit No. 15(e) to
             Post-Effective Amendment No. 30 to the Registration
             Statement on Form N-1A filed via EDGAR on December 28,
             1994 (File No. 2-91216).                                  --
   16(a)    Schedule of Computation of Performance Information,
             incorporated by reference to Exhibit No.16 to Post-
             Effective Amendment No. 10 to the Registration
             Statement on Form N-1A filed November 2, 1989 (File
             No. 2-91216).                                             --
   16(b)    Schedule of Computation of Performance Information of
             Class A shares, incorporated by reference to Exhibit
             No. 16(b) to Post-Effective Amendment No. 16 to the
             Registration Statement on Form N-1A filed December 3,
             1990 (File No. 2-91216).                                  --
   17       Financial Data Schedules.*

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*Filed herewith.